--------------------------------------------------------------------------------

Scudder Variable Series II


Scudder Strategic Income Portfolio



Supplement to the currently effective prospectus

Deutsche Investment Management Americas Inc. (the "Advisor"), the investment advisor for the portfolio, is proposing the merger of Scudder Strategic Income Portfolio (the "Acquired Portfolio") into Bond Portfolio (the "Acquiring Portfolio"), a series of Scudder Variable Series I, as part of the Advisor's initiative to restructure and streamline the family of Scudder funds.

Completion of the merger is subject to a number of conditions, including final approval by each participating Portfolio's Board and approval by shareholders of the applicable Acquired Portfolio at a shareholder meeting expected to be held during the fourth quarter of 2005. Prior to the shareholder meeting, shareholders of the Acquired Portfolio will receive: (i) a Proxy Statement/Prospectus describing in detail the proposed merger and the Board's considerations in recommending that shareholders approve the merger; (ii) a proxy card(s) with which shareholders may vote on the proposed merger; and (iii) a Prospectus for the applicable Acquiring Portfolio.






               Please Retain This Supplement for Future Reference



May 1, 2005
SVS2-3600

--------------------------------------------------------------------------------

Scudder Variable Series II


         SVS Index 500 Portfolio



Supplement to the currently effective prospectus

Deutsche Investment Management Americas Inc. (the "Advisor"), the investment advisor for the portfolio, is proposing the merger of SVS Index 500 Portfolio (the "Acquired Portfolio") into Scudder VIT Equity 500 Index Fund (the "Acquiring Fund"), a series of Scudder Investments VIT Funds, as part of the Advisor's initiative to restructure and streamline the family of Scudder funds.

Completion of the merger is subject to a number of conditions, including final approval by each of the Acquired Portfolio's and Acquiring Fund's Board and approval by shareholders of the Acquired Portfolio at a shareholder meeting expected to be held within approximately the next five months. Prior to the shareholder meeting, shareholders of the Acquired Portfolio will receive: (i) a Proxy Statement/Prospectus describing in detail the proposed merger and the Board's considerations in recommending that shareholders approve the merger;
(ii) a proxy card(s) with which shareholders may vote on the proposed merger; and (iii) a Prospectus for the Acquiring Fund.




               Please Retain This Supplement for Future Reference



May 2, 2005
SVS2-3600

--------------------------------------------------------------------------------

Scudder Variable Series II






o Scudder Aggressive Growth Portfolio                            o Scudder Mercury Large Cap Core Portfolio

o Scudder Blue Chip Portfolio                                    o Scudder Templeton Foreign Value Portfolio

o Scudder Fixed Income Portfolio                                 o SVS Davis Venture Value Portfolio

o Scudder Global Blue Chip Portfolio                             o SVS Dreman Financial Services Portfolio

o Scudder Government & Agency Securities Portfolio               o SVS Dreman High Return Equity Portfolio

o Scudder High Income Portfolio                                  o SVS Dreman Small Cap Value Portfolio

o Scudder International Select Equity Portfolio                  o SVS Index 500 Portfolio

o Scudder Large Cap Value Portfolio                              o SVS INVESCO Dynamic Growth Portfolio

o Scudder Money Market Portfolio                                 o SVS Janus Growth And Income Portfolio

o Scudder Small Cap Growth Portfolio                             o SVS Janus Growth Opportunities Portfolio

o Scudder Strategic Income Portfolio                             o SVS MFS Strategic Value Portfolio

o Scudder Technology Growth Portfolio                            o SVS Oak Strategic Equity Portfolio

o Scudder Total Return Portfolio                                 o SVS Turner Mid Cap Growth Portfolio




Prospectus

May 1, 2005



Class A Shares


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.





The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents

How the Portfolios Work                                                                  Your Investment in the Portfolios

  3   Scudder Aggressive Growth               78   SVS Davis Venture Value               143   Buying and Selling Shares
      Portfolio                                    Portfolio
                                                                                         144   How the Portfolios Calculate
  8   Scudder Blue Chip Portfolio             83   SVS Dreman Financial Services               Share Price
                                                   Portfolio
 12   Scudder Fixed Income                                                               145   Distributions
      Portfolio                               88   SVS Dreman High Return
                                                   Equity Portfolio                      145   Taxes
 17   Scudder Global Blue Chip
      Portfolio                               93   SVS Dreman Small Cap Value
                                                   Portfolio
 22   Scudder Government & Agency
      Securities Portfolio                    98   SVS Index 500 Portfolio

 27   Scudder High Income Portfolio          102   SVS INVESCO Dynamic
                                                   Growth Portfolio
 33   Scudder International Select
      Equity Portfolio                       107   SVS Janus Growth And Income
                                                   Portfolio
 38   Scudder Large Cap Value
      Portfolio                              112   SVS Janus Growth
                                                   Opportunities Portfolio
 43   Scudder Money Market
      Portfolio                              117   SVS MFS Strategic Value
                                                   Portfolio
 47   Scudder Small Cap Growth
      Portfolio                              122   SVS Oak Strategic Equity
                                                   Portfolio
 52   Scudder Strategic Income
      Portfolio                              126   SVS Turner Mid Cap Growth
                                                   Portfolio
 58   Scudder Technology Growth
      Portfolio                              131   Other Policies and Risks

 63   Scudder Total Return Portfolio         131   Investment Advisor

 70   Scudder Mercury Large Cap              133   Portfolio Subadvisors
      Core Portfolio

 74   Scudder Templeton Foreign
      Value Portfolio


How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Aggressive Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation through the use of aggressive investment techniques.

The portfolio normally invests at least 65% of total assets in equities -- mainly common stocks -- of US companies. The portfolio can invest in stocks of small, mid-sized and large companies of any market sector and it may invest in initial public offerings (IPOs) and in growth-oriented market sectors, such as the technology sector. In fact, the portfolio's stock selection methods may at times cause it to invest more than 25% of total assets in a single sector. A sector is made up of numerous industries.

In managing the portfolio, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

The managers also look for companies in growing industries that have innovative products and services, repeat customers and control over costs and prices.

Top-down analysis. The managers consider the economic outlooks for various sectors and industries while looking for those that may benefit from recent or expected changes in the overall business environment.

The managers may favor different types of securities from different industries and companies at different times.

To a limited extent, the managers may seek to take advantage of short-term trading opportunities that result from market volatility. For example, the managers may increase positions in favored companies when prices fall and may sell companies that appear to be fully valued when prices rise.

The managers normally will sell a stock when they believe its price is unlikely to go much higher, its fundamental qualities have changed, other investments offer better opportunities or to adjust their emphasis on a given industry or sector.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.


Other Investments

While the portfolio invests mainly in US common stocks, it could invest up to 25% of total assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stocks perform -- in this case, growth stocks. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, and the portfolio may not be able to get attractive prices for them. To the extent that it invests in small and/or mid-sized companies, the portfolio will be subject to increased risk because smaller company stocks tend to be more volatile than stocks of larger companies, in part because, among other things, smaller companies tend to be less established than larger companies, often have more limited product lines, and may depend more heavily upon a few key employees. In addition, the valuation of their stocks often depends on future expectations.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio may be appropriate for long-term investors who can accept an above-average level of risk to their investment and who are interested in potentially higher returns.

Performance


While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares


                            -4.96      -21.76      -30.66     33.99       4.02
--------------------------------------------------------------------------------
                             2000       2001        2002       2003       2004
--------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 23.43%, Q4 2001                Worst Quarter: -25.94%, Q3 2001

2005 Total Return as of March 31: 1.22%


Average Annual Total Returns (%) as of 12/31/2004

                                 1 Year          5 Years     Life of Portfolio*

--------------------------------------------------------------------------------
Portfolio -- Class A               4.02           -6.40             0.09

Index 1                            6.93           -8.87            -4.09

Index 2                           10.88           -2.30            -0.21
--------------------------------------------------------------------------------

Index 1: The Russell 3000 Growth Index is an unmanaged capitalization-weighted index containing the growth stocks in the Russell 3000 Index.

Index 2: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*   Since 5/1/99. Index comparisons begin 4/30/99.

In the bar chart, total returns for 2000, and in 2003 and 2004 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2000, and in 2003 and 2004, would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                              Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                         None
--------------------------------------------------------------------------------
Other Expenses                                                           0.27
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                          1.02
--------------------------------------------------------------------------------
Less Expense Waiver/Reimbursement*                                       0.07
--------------------------------------------------------------------------------
Net Annual Operating Expenses*                                           0.95
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Aggressive Growth Portfolio to 0.95%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


Example                       1 Year       3 Years      5 Years     10 Years
--------------------------------------------------------------------------------
Class A shares                 $97          $318          $556       $1,242
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


Samuel A. Dedio                                                 Robert S. Janis
Managing Director of Deutsche Asset Management and Co-Lead      Managing Director of Deutsche Asset Management and Co-Lead
Portfolio Manager of the portfolio.                             Portfolio Manager of the portfolio.
 o Joined Deutsche Asset Management in 1999 after eight          o Joined Deutsche Asset Management in 2004 and the
   years of experience as analyst at Ernst & Young, LLP,           portfolio in 2005.
   Evergreen Asset Management and Standard & Poor's Corp.        o Co-Lead Portfolio Manager for US Micro, Small and Mid
 o Portfolio manager for US small- and mid-cap equity and          Cap Equity: New York.
   senior small-cap analyst for technology.                      o Previously, 19 years of investment industry experience,
 o Joined the portfolio in 2002.                                   including portfolio manager for Small/Mid Cap Equity at
 o BA, William Paterson University; MS, American University,       Credit Suisse Asset Management (or at its predecessor,
   Kogod School of Business.                                       Warburg Pincus Asset Management) and senior research
                                                                   analyst at US Trust Company of New York.
                                                                 o BA, MBA, The Wharton School, University of Pennsylvania.



The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).


The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Aggressive Growth Portfolio -- Class A

-------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004      2003     2002      2001     2000^a
-------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $ 9.46    $ 7.06   $10.22    $13.20   $13.99
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                            (.01)     (.05)    (.01)      .06      .18
-------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         .39      2.45    (3.11)    (2.92)    (.87)
-------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           .38      2.40    (3.12)    (2.86)    (.69)
-------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                       --         --    (.04)     (.12)      --
-------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --         --      --        --     (.10)
-------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                         --         --    (.04)     (.12)    (.10)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $ 9.84    $ 9.46   $ 7.06    $10.22   $13.20
-------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            4.02^c   33.99^c (30.66)   (21.76)   (4.96)
-------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        53        56       44        71       66
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                             1.02       .98      .81       .86      .95
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .95       .95      .81       .86      .94
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   (.11)     (.57)    (.19)      .58     1.22
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  103        91       71        42      103
-------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

Scudder Blue Chip Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital and income.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of March 31, 2005, the S&P 500 Index had a median market capitalization of $10.82 billion) and that the portfolio managers consider to be "blue chip" companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management.

The portfolio managers look for "blue chip" companies whose stock price is attractive relative to potential growth. The managers use quantitative stock techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers.

The managers will normally sell a stock when the managers believe its fundamental factors have changed, other investments offer better opportunities or in the case of adjusting the portfolio's emphasis on or within a given industry.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

While the portfolio invests mainly in US common stocks, it could invest up to 20% of net assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters;

o  growth stocks may be out of favor for certain periods; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors with long-term goals who are interested in a core stock investment may be interested in this portfolio.


Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares



      13.84      25.24      -7.84      -15.81      -22.11     27.25       16.04
--------------------------------------------------------------------------------
      1998        1999       2000       2001        2002       2003       2004
--------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 18.26%, Q4 1998                Worst Quarter: -17.43%, Q3 2001

2005 Total Return as of March 31: -0.22%

Average Annual Total Returns (%) as of 12/31/2004



                             1 Year          5 Years     Life of Portfolio*

--------------------------------------------------------------------------------
Portfolio -- Class A          16.04           -2.25              4.67

Index                         11.40           -1.76              7.53
--------------------------------------------------------------------------------

Index: The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest-capitalized US companies whose common stocks are traded in the United States.

*   Since 5/1/97. Index comparison begins 4/30/97.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.


Fee Table                                                          Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                      0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                    None
--------------------------------------------------------------------------------
Other Expenses                                                      0.05
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                    0.70
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Blue Chip Portfolio to 0.95%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $72            $224           $390           $871
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


Janet Campagna                                                  Robert Wang
Managing Director of Deutsche Asset Management and              Managing Director of Deutsche Asset Management and
Portfolio Manager of the portfolio.                             Portfolio Manager of the portfolio.
 o Joined Deutsche Asset Management in 1999 and the              o Joined Deutsche Asset Management in 1995 as portfolio
   portfolio in 2003.                                              manager for asset allocation after 13 years of
 o Head of global and tactical asset allocation.                   experience of trading fixed income and derivative
 o Investment strategist and manager of the asset                  securities at J.P. Morgan.
   allocation strategies group for Barclays Global               o Senior portfolio manager for Multi Asset Class
   Investors from 1994 to 1999.                                    Quantitative Strategies: New York.
 o Over 16 years of investment industry experience.              o Joined the portfolio in 2003.
 o BS, Northeastern University; Master's degree in Social        o BS, The Wharton School, University of Pennsylvania.
   Science, California Institute of Technology; Ph.D in
   Political Science, University of California at Irvine.


The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


Scudder Blue Chip Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004      2003     2002      2001     2000^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $11.84    $ 9.37   $12.07    $14.41   $15.69
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                             .13       .08      .07       .05      .07
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        1.76      2.45    (2.73)    (2.33)   (1.29)
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          1.89      2.53    (2.66)    (2.28)   (1.22)
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.08)     (.06)    (.04)     (.06)    (.06)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $13.65    $11.84   $ 9.37    $12.07   $14.41
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           16.04     27.25   (22.11)   (15.81)  (7.84)
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       283       242      174       240      228
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .70       .71      .69       .69      .71
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   1.08       .82      .65       .42      .44
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  249       182      195       118       86
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b   Based on average shares outstanding during the period.

Scudder Fixed Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income. The portfolio invests for current income, not capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities.

The portfolio invests primarily in investment-grade fixed income securities rated within the top three credit rating categories. The portfolio may invest up to 20% of its total assets in investment-grade fixed income securities rated within the fourth highest credit rating category. The portfolio may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The portfolio may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event the portfolio managers determine that securities meeting the portfolio's investment objective are not readily available for purchase. The portfolio's investments in foreign issuers are limited to US dollar-denominated securities to avoid currency risk.

The portfolio managers utilize a core US fixed income strategy that seeks to add incremental returns to the Lehman Brothers Aggregate Bond Index. In managing the portfolio, the managers generally use a "bottom-up" approach. The managers focus on the securities and sectors they believe are undervalued relative to the market, rather than relying on interest rate forecasts. The managers seek to identify pricing inefficiencies of individual securities in the fixed-income market. Normally, the average duration of the portfolio will be kept within 0.25 years of the duration of the Lehman Brothers Aggregate Bond Index.

Company research lies at the heart of the portfolio's investment process. In selecting individual securities for investment, the portfolio managers:

o assign a relative value, based on creditworthiness, cash flow and price, to each bond;

o determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. The managers look to exploit any inefficiencies between intrinsic value and market trading price;

o use credit analysis to determine the issuer's ability to pay interest and repay principal on its bonds; and

o subordinate sector weightings to individual bonds that may add above-market value.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

The portfolio managers intend to maintain a dollar weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.


Other Investments

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of bonds rated below the top three rating categories may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for individuals who are seeking to earn higher current income than an investment in money market funds may provide.


Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

 9.04       7.93       -2.06       9.90       5.71      8.01       5.13     4.53
--------------------------------------------------------------------------------
 1997       1998        1999       2000       2001      2002       2003     2004
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 4.14%, Q3 2002                 Worst Quarter: -2.36%, Q2 2004

2005 Total Return as of March 31: -0.26%



Average Annual Total Returns (%) as of 12/31/2004



                             1 Year          5 Years     Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A           4.53            6.64              5.92

Index                          4.34            7.71              7.14
--------------------------------------------------------------------------------

Index: The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate issues and mortgage securities.

*   Since 5/1/96. Index comparison begins 4/30/96.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.


Fee Table                                                          Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                      0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                    None
--------------------------------------------------------------------------------
Other Expenses                                                      0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                    0.66
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one-year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Fixed Income Portfolio to 0.80%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $67            $211           $368           $822
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. The team is led by six senior portfolio managers who have final authority over all aspects of the portfolio's investment strategy for their particular sector area of expertise. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Gary W. Bartlett, CFA                                             Thomas J. Flaherty
Managing Director of Deutsche Asset Management and                Managing Director of Deutsche Asset Management and
Co-Lead Manager of the portfolio.                                 Co-Lead Manager of the portfolio.
 o Joined Deutsche Asset Management in 1992 and                    o Joined Deutsche Asset Management in 1995 and the
   the portfolio in 2002.                                            portfolio in 2002.
 o Began investment career in 1982.                                o Began investment career in 1984.
 o BA, Bucknell University; MBA, Drexel University.                o BA, SUNY-Stony Brook.

J. Christopher Gagnier                                            Timothy C. Vile, CFA
Managing Director of Deutsche Asset Management andCo-Lead         Managing Director of Deutsche Asset Management and
Manager of the portfolio.                                         Co-Lead Manager to the portfolio.
 o Joined Deutsche Asset Management in 1997 and the                o Joined Deutsche Asset Management in 1991.
   portfolio in 2002.                                              o Prior to that, portfolio manager for fixed-income
 o Prior to that, portfolio manager, Paine Webber, from              portfolios at
   1984 to 1997.                                                     Equitable Capital Management.
 o Began investment career in 1979.                                o Portfolio manager for Core Fixed Income and Global
 o BS, The Wharton School, University of Pennsylvania;               Aggregate Fixed Income.
   MBA, University of Chicago.                                     o Joined the portfolio in 2004.
                                                                   o BA, Susquehanna University.
Warren S. Davis
Managing Director of Deutsche Asset Management andCo-Lead         William T. Lissenden
Manager of the portfolio.                                         Director of Deutsche Asset Management and Portfolio Manager
 o Joined Deutsche Asset Management in 1995 and the               of the portfolio.
   portfolio in 2002.                                              o Joined Deutsche Asset Management in 2002 and the
 o Began investment career in 1985.                                  portfolio in 2003.
 o BS, Pennsylvania State University; MBA, Drexel University.      o Prior to that, fixed income strategist and director of
                                                                     research at Conseco Capital Management, director of
Daniel R. Taylor, CFA                                                fixed income research and product management at
Managing Director of Deutsche Asset Management and                   Prudential Securities, national sales manager for fixed
Co-Lead Manager of the portfolio.                                    income securities at Prudential Securities and
 o Joined Deutsche Asset Management in 1998 and the                  institutional sales professional at several firms
   portfolio in 2002.                                                including Prudential, Goldman Sachs and Merrill Lynch.
 o Prior to that, fixed income portfolio manager,                  o BS, St. Peter's College; MBA, Baruch College.
   asset-backed securities analyst and senior credit analyst,
   CoreStates Investment Advisors, from 1992 to 1998.
 o BS, Villanova University.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights


This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


Scudder Fixed Income Portfolio -- Class A

-------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004      2003     2002      2001^a   2000^b
-------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $12.16    $11.98   $11.48    $11.45   $11.00
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income^c                                                    .50       .45      .53       .62      .69
-------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         .05       .14      .37       .01      .36
-------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           .55       .59      .90       .63     1.05
-------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.43)     (.41)    (.40)     (.60)    (.60)
-------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (.21)       --       --        --       --
-------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.64)     (.41)    (.40)     (.60)    (.60)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $12.07    $12.16   $11.98    $11.48   $11.45
-------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            4.53      5.13     8.01      5.71     9.90
-------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       210       201      216       134       78
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .66       .66      .65       .64      .68
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .66       .66      .65       .64      .67
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   4.18      3.75     4.57      5.46     6.36
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  185^d     229^d    267       176      311
-------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 5.54% to 5.46%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c   Based on average shares outstanding during the period.

^d The portfolio turnover rate including mortgage dollar roll transactions was 204% and 265% for the year ended December 31, 2004 and December 31, 2003, respectively.

Scudder Global Blue Chip Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital growth.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of companies throughout the world that the portfolio managers consider to be "blue chip" companies. Blue chip companies are large, well known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management. Although the portfolio may invest in any country, it primarily focuses on established companies in countries with developed economies (including the US).

In choosing stocks, the portfolio managers look for those blue-chip companies that appear likely to benefit from global economic trends or have promising new technologies or products.

The managers may favor securities from different companies and industries at different times, while still maintaining variety in terms of the companies and industries represented.

The portfolio normally will sell a stock when the managers believe it has reached its fair value, when its fundamental factors have changed or when adjusting its exposure to a given country or industry.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

While most of the portfolio's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The portfolio may also invest up to 5% of total assets in junk bonds, (i.e., grade BB/Ba and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case US and foreign stock markets. When US and foreign stock prices fall, especially prices of large company stocks, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters.

If you are interested in large-cap stocks and want to look beyond US markets, this portfolio may be appropriate for you.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

                 26.70      -3.36      -15.48      -15.77     29.13       14.76
--------------------------------------------------------------------------------
                  1999       2000       2001        2002       2003       2004
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 18.36%, Q4 1999                   Worst Quarter: -16.17%, Q3 2002

2005 Total Return as of March 31: 0.64%


Average Annual Total Returns (%) as of 12/31/2004

                              1 Year            5 Years       Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A           14.76              0.39                3.59

Index                          14.72             -2.45                2.63
--------------------------------------------------------------------------------


Index: The MSCI World Index is an unmanaged capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and Asia.

*   Since 5/5/98. Index comparison begins 4/30/98.

In the bar chart, total returns for 1999, 2000 and 2003 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2000 and in 2003 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                            Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                        1.00%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                      None
--------------------------------------------------------------------------------
Other Expenses                                                        0.44
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                      1.44
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Global Blue Chip Portfolio to 1.56%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares            $147           $456           $787          $1,724
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


Steve M. Wreford, CFA                                                   Oliver Kratz
Managing Director of Deutsche Asset Management and                      Managing Director of Deutsche Asset Management and
Co-Lead Portfolio Manager of the portfolio.                             Co-Lead Portfolio Manager of the portfolio.
 o Joined Deutsche Asset Management in 2000 and the portfolio            o Joined Deutsche Asset Management in 1996 and the
   in 2002.                                                                portfolio in 2003.
 o Responsible for European Telecommunications Research.                 o Head of global portfolio selection team for Alpha
 o Prior to that, five years of experience as a                            Emerging Markets Equity: New York.
   telecommunication and technology equity analyst for CCF               o Prior to that, two years of experience at Merrill Lynch,
   International, New York; CCF Charterhouse, London and as a              Brown Brothers Harriman and McKinsey & Co.; authored
   management consultant for KPMG, UK.                                     Frontier Emerging Markets Securities Price Behavior and
 o Chartered Accountant, UK (US CPA equivalent).                           Valuation; Kluwers Academic Publishers, 1999.
 o BSc, Aston University.                                                o BA, Tufts University and Karlova University; MALD and
                                                                           Ph.D, The Fletcher School, administered jointly by
                                                                           Harvard University and Tufts University.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Global Blue Chip Portfolio -- Class A

--------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                  2004      2003       2002       2001     2000^a
--------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $10.39    $ 8.08     $ 9.64     $11.81   $12.37
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                           .04       .09        .07        .08      .03
--------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions      1.48      2.25      (1.57)     (1.90)    (.44)
--------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                        1.52      2.34      (1.50)     (1.82)    (.41)
--------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                   (.13)     (.03)      (.06)        --       --
--------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             --        --         --       (.35)    (.15)
--------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                     (.13)     (.03)      (.06)      (.35)    (.15)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $11.78    $10.39     $ 8.08     $ 9.64   $11.81
--------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                         14.76     29.13^c   (15.77)    (15.48)   (3.36)^c
--------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      63        55         43         44       33
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                           1.44      1.48       1.32       1.24     1.78
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                            1.43      1.17       1.32       1.24     1.50
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                  .38      1.02        .79        .76      .28
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 81        65         41         52       54
--------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split.
   Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b Based on average shares outstanding during the period.

^c Total returns would have been lower had certain expenses not been reduced.

Scudder Government & Agency Securities Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the portfolio may invest include:

o  direct obligations of the US Treasury;

o securities such as Ginnie Maes which are mortgage-backed securities issued and guaranteed by the Government National Mortgage Association (GNMA) and supported by the full faith and credit of the United States; and

o securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities, some of which may be supported only by the credit of the issuer.

In deciding which types of government bonds to buy and sell, the portfolio managers first consider the relative attractiveness of Treasuries compared to other US government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use specialized analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio focuses its investments on mortgage-related securities, it is more vulnerable to both of these risks.

Agency Risk. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of economic trends, the relative attractiveness of different securities or other matters.

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by US government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


Annual Total Returns (%) as of 12/31 each year -- Class A shares

18.98     2.56     8.96     7.03     0.68     10.93     7.48     8.05    2.26    3.75
------------------------------------------------------------------------------------------
 1995     1996     1997     1998     1999      2000     2001     2002    2003    2004
------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 6.07%, Q2 1995                    Worst Quarter: -1.99%, Q1 1996

2005 Total Return as of March 31: -0.10%


Average Annual Total Returns (%) as of 12/31/2004

                               1 Year           5 Years           10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A             3.75             6.45               6.95

Index                            4.35             7.00               7.54
--------------------------------------------------------------------------------

Index: The Lehman Brothers GNMA Index is an unmanaged market value-weighted measure of all fixed rate securities backed by mortgage pools of the Government National Mortgage Association.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                              Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                          0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                         0.61
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $62            $195           $340           $762
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by co-managers who are responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Sean P. McCaffrey, CFA                                          William Chepolis, CFA
Managing Director of Deutsche Asset Management and              Managing Director of Deutsche Asset Management and
Co-Manager of the portfolio.                                    Co-Manager of the portfolio.
 o Joined Deutsche Asset Management in 1996 after five           o Joined Deutsche Asset Management in 1998 after 13
   years of experience as fixed income analyst at Fidelity         years of experience as vice president and portfolio
   Investments.                                                    manager for Norwest Bank where he managed the bank's
 o Portfolio manager for structured and quantitatively             fixed income and foreign exchange portfolios.
   based active investment-grade and enhanced fixed income       o Senior Mortgage Backed Portfolio Manager: New York.
   strategies underlying retail mutual fund and                  o Joined the portfolio in 2002.
   institutional mandates.                                       o BIS, University of Minnesota.
 o Head of the Fixed Income Enhanced Strategies & Mutual
   Funds Team: New York.
 o Joined the portfolio in 2002.
 o BS, Carnegie-Mellon University; MBA, Yale University.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Government & Agency Securities Portfolio -- Class A

------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004      2003     2002      2001^a   2000^b
------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $12.54    $12.84   $12.32    $11.96   $11.56
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income^c                                                    .44       .31      .62       .61      .75
------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         .03      (.04)     .35       .25      .45
------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           .47       .27      .97       .86     1.20
------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.35)     (.35)    (.45)     (.50)    (.80)
------------------------------------------------------------------------------------------------------------------------
  Net realized gain on investment transactions                              (.11)     (.22)      --        --       --
------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.46)     (.57)    (.45)     (.50)    (.80)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $12.55    $12.54   $12.84    $12.32   $11.96
------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            3.75^e    2.26     8.05      7.48    10.93
------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       280       347      551       305      152
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .61       .61      .59       .60      .61
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   3.59      2.50     4.96      5.06     6.60
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  226^d     511^d    534^d     334      173
------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, gain/losses on paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 5.67% to 5.06%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c   Based on average shares outstanding during the period.

^d The portfolio turnover rate including mortgage dollar roll transactions was 391%, 536% and 651% for the periods ended December 31, 2004, December 31, 2003 and December 31, 2002, respectively.

^e Reimbursement of $2,420 due to disposal of investments in violation of restrictions had no effect on total return.

Scudder High Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of current income.

Under normal circumstances, this portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

The portfolio manager focuses on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. The manager uses an active process which emphasizes risk-adjusted relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment-grade fixed income securities (junk bonds).

The investment process involves using primarily a "bottom-up" approach by using relative value and fundamental analysis to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, the portfolio manager:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o    assesses new issues versus secondary market opportunities; and

o seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

The portfolio manager intends to maintain a dollar-weighted effective average portfolio maturity of seven to ten years. The portfolio's average portfolio maturity may vary and may be shortened by certain of the portfolio's securities which have floating or variable interest rates or include put features that provide the portfolio the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity.

The dollar-weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

The portfolio may lend its investment securities up to 331/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.


Other Investments

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance is:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters.

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices vary over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


Annual Total Returns (%) as of 12/31 each year -- Class A shares

   17.40       14.06      11.61       1.45        2.15      -8.68       2.63       -0.30      24.62       12.42
-------------------------------------------------------------------------------------------------------------------
    1995        1996       1997       1998        1999       2000       2001        2002       2003       2004
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 8.59%, Q2 2003                    Worst Quarter: -6.66%, Q3 1998

2005 Total Return as of March 31: -0.91%


Average Annual Total Returns (%) as of 12/31/2004

                                          1 Year         5 Years       10 Years
--------------------------------------------------------------------------------

Portfolio -- Class A                       12.42           5.53           7.32
Index                                      11.95           8.17           8.62
--------------------------------------------------------------------------------

Index: The CS First Boston High Yield Index is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield market.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                                Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                            0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                            0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           0.66
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $67            $211           $368           $822
--------------------------------------------------------------------------------


The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Andrew P. Cestone
Managing Director of Deutsche Asset Management and Lead Manager of the portfolio.
 o Joined Deutsche Asset Management in 1998 and the portfolio in 2002.
 o Prior to that, investment analyst, Phoenix Investment Partners, from 1997 to 1998.
 o Prior to that, Credit Officer, asset based lending group, Fleet Bank, from 1995 to 1997.
 o BA, University of Vermont.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights


This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


Scudder High Income Portfolio -- Class A

--------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                2004      2003     2002      2001^a   2000^b
--------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 8.43    $ 7.40   $ 8.13    $ 9.16   $11.46
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^c                                                .67       .67      .75       .84     1.14
--------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions     .31      1.03     (.74)     (.59)   (2.04)
--------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                       .98      1.70      .01       .25     (.90)
--------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                (.63)     (.67)    (.74)    (1.28)   (1.40)
  Net investment income
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 8.78    $ 8.43   $ 7.40    $ 8.13   $ 9.16
--------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                       12.42     24.62     (.30)     2.63   (8.68)
--------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                   393       413      329       335      309
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                    .66       .67      .66       .70      .68
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                                      8.11      8.62    10.07      9.89    11.23
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                              162       165      138        77       54
--------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 10.74% to 9.89%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c   Based on average shares outstanding during the period.

Scudder International Select Equity Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities and other securities with equity characteristics.

The portfolio primarily invests in the countries that make up the MSCI EAFEr Index. The MSCI EAFEr Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. At least 50% of the portfolio's assets will be invested in securities that are represented in the MSCI EAFEr Index. However, the portfolio may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index.

As of March 31, 2005, the MSCI EAFEr Index has a median market capitalization of approximately $4.72 billion. Under normal market conditions, the portfolio invests in securities of issuers with a minimum market capitalization of $500 million.

The portfolio managers seek to identify a focused list of approximately 35 to 50 companies that offer, in their opinion, the greatest upside potential on a rolling 12-month view. The portfolio managers use an entirely bottom-up approach, with no active allocation among countries, regions or industries.

The portfolio managers' process begins with a broad universe of equity securities of issuers located in the countries that make up the MSCI EAFEr Index. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.

Teams of analysts worldwide screen the companies in the universe to identify those with high and sustainable return on capital and long-term prospects for growth. The portfolio managers focus on companies with real cash flow on investment rather than published earnings. The research teams rely on information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

Based on this fundamental research, the portfolio managers set a target price objective (the portfolio managers' opinion of the intrinsic value of the security) for each security and rank the securities based on these target price objectives. The portfolio managers apply a strict buy and sell strategy. The top 35 to 50 stocks in the ranking are purchased for the portfolio. Stocks are sold when they meet their target price objectives or when the portfolio managers revise price objectives downward. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

The portfolio may also invest up to 20% of its assets in cash equivalents, US investment grade fixed income securities and US stocks and other equities. The portfolio may invest a portion of its assets in companies located in countries with emerging markets. These countries are generally located in Latin America, the Middle East, Eastern Europe, Asia and Africa. Typically, the portfolio will not hold more than 15% of its net assets in emerging markets.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio managers may use these and other types of derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, and the portfolio may not be able to get attractive prices for them.

Security Selection Risk. A risk that pervades all investing is the risk that the securities the managers have selected will not perform to expectations. The managers could be incorrect in their analysis of companies, sectors, economic trends or other matters.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Futures and Options. Although not one of its principal investment strategies, the portfolio may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

o the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

o derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

o the risk that the portfolio cannot sell the derivative because of an illiquid secondary market; and

o futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

This portfolio may appeal to investors who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.


Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

   12.83       16.49       9.46       10.02      45.71      -20.49     -24.43      -13.48     29.83       18.25
-------------------------------------------------------------------------------------------------------------------
    1995        1996       1997       1998        1999        2000       2001        2002      2003        2004
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 31.03%, Q4 1999                   Worst Quarter: -17.32%, Q3 1998

2005 Total Return as of March 31: -1.13%

Average Annual Total Returns (%) as of 12/31/2004

                                     1 Year          5 Years         10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A                  18.25           -4.41            6.29

Index 1                               21.26           -0.30            5.89

Index 2                               20.25           -1.13            5.62
--------------------------------------------------------------------------------

Index 1: The MSCI EAFE + EMF Index (Morgan Stanley Capital International Europe, Australasia, Far East and Emerging Market Free Index) is an unmanaged index generally accepted as a benchmark for performance of major overseas markets, plus emerging markets.

Index 2: The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia, Far East Index) is a generally accepted benchmark for performance of major overseas markets.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                              Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                          0.14
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                         0.89
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual portfolios. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $91            $284           $493          $1,096
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of portfolio managers across a range of investment strategies. The lead portfolio manager is responsible for the portfolio's overall investment strategy as well as the allocation of assets to the portfolio management teams of the underlying investment strategies. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

Deutsche Asset Management Investment Services Ltd., an affiliate of the advisor, is the subadvisor to the portfolio. The following people handle the day-to-day management of the portfolio:

Alex Tedder                                Matthias Knerr, CFA                       Sangita Uberoi, CFA
Managing Director of Deutsche Asset        Director, Deutsche Asset Management       Director, Deutsche Asset Management and
Management and Lead Manager of             and Manager of the portfolio.             Manager of the portfolio.
the portfolio.                              o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management in
 o Joined Deutsche Asset Management in        1995 and the portfolio in 2004.           1994 and the portfolio in 2004.
   1994 and the portfolio in 2002.          o Portfolio manager for EAFE Equities     o Portfolio manager for EAFE Equities.
 o Previously, four years of experience       and Global Equities.                    o Previous experience includes two
   managing European equities and           o BS, Pennsylvania State University.        years in equity research
   responsible for the insurance sector                                                 and investments at Lehman Brothers
   at Schroder Investment Management.                                                   and Smith Barney.
 o Head of International Select Equity                                                o BA, Tufts University.
   strategy; portfolio manager and
   analyst for Core EAFE strategy:
   London.
 o MA, Freiburg University.


The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


Scudder International Select Equity Portfolio -- Class A

--------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004      2003      2002      2001     2000^a
--------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $10.18    $ 7.96    $ 9.24    $14.73   $21.45
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                             .17       .10       .12       .05      .08
--------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        1.67      2.23     (1.36)    (3.46)   (3.90)
--------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          1.84      2.33     (1.24)    (3.41)   (3.82)
--------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.11)     (.11)     (.04)     (.10)      --
--------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --        --        --     (1.98)   (2.90)
--------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.11)     (.11)     (.04)    (2.08)   (2.90)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $11.91    $10.18    $ 7.96    $ 9.24   $14.73
--------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           18.25     29.83    (13.48)   (24.43)  (20.49)
--------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       184       147       120       121      179
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .89       .94       .85       .92      .84
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   1.58      1.17      1.46       .44      .47
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   88       139       190       145       87
--------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b   Based on average shares outstanding during the period.

Scudder Large Cap Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to achieve a high rate of total return. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 Value Index (as of March 31, 2005, the Russell 1000 Value Index had a median market capitalization of $4.50 billion) and that the portfolio managers believe are undervalued. These are typically companies that have been sound historically but are temporarily out of favor. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize the financial services sector or other sectors. In fact, it may invest more than 25% of total assets in a single sector.

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times while still maintaining variety in terms of the sectors and industries represented.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio's emphasis on a given industry.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

The portfolio may invest up to 20% of total assets in foreign securities. The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors seeking to diversify a growth-oriented portfolio or add a core holding to a value-oriented portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


Annual Total Returns (%) as of 12/31 each year -- Class A shares


 30.38     19.26     -10.21     16.13       1.87      -14.98     32.60     10.07
--------------------------------------------------------------------------------
  1997     1998       1999       2000       2001       2002       2003     2004
--------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 18.86%, Q2 2003                   Worst Quarter: -19.06%, Q3 2002

2005 Total Return as of March 31: -1.65%

Average Annual Total Returns (%) as of 12/31/2004

                              1 Year          5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A          10.07             7.98               10.65

Index                         16.49             5.27               11.09
--------------------------------------------------------------------------------

Index: The Russell 1000 Value Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

*   Since 5/1/96. Index comparison begins 4/30/96.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.


Fee Table                                                         Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.05
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                   0.80
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Large Cap Value Portfolio to 0.80%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $82            $255           $444           $990
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Thomas F. Sassi                                         Steve Scrudato, CFA
Managing Director of Deutsche Asset Management          Director of Deutsche Asset Management and Portfolio
and Lead Manager of the portfolio.                      Manager of the portfolio.
 o Joined Deutsche Asset Management in 1996              o Joined Deutsche Asset Management in 2000 as a portfolio
   and the portfolio in 1997.                              specialist, Large Cap Value: New York.
 o Over 32 years of investment industry experience.      o Prior to that, 11 years of experience as a product
 o BBA, MBA, Hofstra University.                           specialist and client service executive at Dreyfus
                                                           Investment Advisors and various investment consulting
                                                           and manager research positions at Diversified Investment
                                                           Advisors and PaineWebber.
                                                         o Joined the portfolio in 2004.
                                                         o BA, Moravian College.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


Scudder Large Cap Value Portfolio -- Class A

----------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                2004     2003      2002      2001     2000^a
----------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $14.57   $11.24    $13.40    $13.40   $14.70
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                         .27      .24       .23       .23      .30
----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions    1.18     3.33     (2.20)      .01     1.40
----------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                      1.45     3.57     (1.97)      .24     1.70
----------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                 (.23)    (.24)     (.19)     (.24)    (.40)
----------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                           --       --        --        --    (2.60)
----------------------------------------------------------------------------------------------------------------------
  Total distributions                                                   (.23)    (.24)     (.19)     (.24)   (3.00)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $15.79   $14.57    $11.24    $13.40   $13.40
----------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                       10.07    32.60    (14.98)     1.87    16.13
----------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                   274      263       215       257      219
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                    .80      .80       .79       .79      .80
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               1.84     1.94      1.84      1.75     2.55
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               40       58        84        72       56
----------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b   Based on average shares outstanding during the period.

Scudder Money Market Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US Government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

o The portfolio buys US Government debt obligations, money market instruments and other debt obligations that at the time of purchase:

   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   -  are unrated, but are determined to be of similar quality by the advisor;
      or

   - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of similar quality by the advisor.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.


Principal investments

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market portfolio may be specifically structured so that they are eligible investments for money market portfolios. For example, some securities have features which have the effect of shortening the security's maturity.

o US Government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US Government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US Government, corporations and municipalities. The portfolio may invest more than 25% of its net assets in government securities and instruments issued by domestic banks. For purposes of this 25% investment policy, domestic banks include US banks and certain US branches of foreign banks.

The portfolio may invest up to 10% of its total assets in other money market portfolios in accordance with applicable regulations.

Working in conjunction with a credit team, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US Government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market portfolios.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Concentration Risk. Because the portfolio may invest more than 25% of its net assets in government securities and instruments issued by domestic banks, it may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

This portfolio may be of interest to investors who want a broadly diversified money market fund.


Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


Annual Total Returns (%) as of 12/31 each year -- Class A shares


    5.66        5.03       5.25       5.15        4.84       6.10       3.75        1.35       0.72       0.91
-------------------------------------------------------------------------------------------------------------------
    1995        1996       1997       1998        1999       2000       2001        2002       2003       2004
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 1.56%, Q3 2000                    Worst Quarter: 0.14%, Q3 2003

2005 Total Return as of March 31: 0.49%


Average Annual Total Returns (%) as of 12/31/2004

                                         1 Year       5 Years        10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A                        0.91         2.54            3.86
--------------------------------------------------------------------------------

7-day yield as of December 31, 2004: 1.62%

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                            Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                        0.49%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                      None
--------------------------------------------------------------------------------
Other Expenses                                                        0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                       0.53
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $54            $170           $296           $665
--------------------------------------------------------------------------------


The Portfolio Managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market portfolios.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).


The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Money Market Portfolio -- Class A

--------------------------------------------------------------------------------------------------------
Years Ended December 31,                                  2004      2003     2002      2001     2000
--------------------------------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $1.000    $1.000   $1.000    $1.000   $1.000
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                   .009      .007     .013      .037     .059
--------------------------------------------------------------------------------------------------------
  Total from investment operations                        .009      .007     .013      .037     .059
--------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                  (.009)    (.007)   (.013)    (.037)   (.059)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $1.000    $1.000   $1.000    $1.000   $1.000
--------------------------------------------------------------------------------------------------------
Total Return (%)                                           .91       .72     1.35      3.75     6.10
--------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                     241       326      570       671      279
--------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                      .53       .54      .54       .55      .58
--------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                         .88       .73     1.35      3.39     5.94
--------------------------------------------------------------------------------------------------------

Scudder Small Cap Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index (as of March 31, 2005, the Russell 2000 Growth Index had a median market capitalization of $488 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

Using quantitative and qualitative screens, and extensive fundamental and field research, the managers look for companies with strong valuations, exceptional management teams, strong current or potential competitive positioning in their respective industries, clean balance sheets, and attractive earnings growth, among other factors. The managers seek to maintain a diversified portfolio of small cap growth equity holdings, generally investing across most sectors of the economy including the traditional growth-oriented sectors of information technology, health care and consumer products.

The managers generally look for companies that they believe have potential for sustainable above-average earnings growth and whose market value appears reasonable in light of their business prospects.

The managers may favor different types of securities from different industries and companies at different times.

The managers will normally sell a stock when they believe its price has achieved and is unlikely to rise past the price target the team initially set at time of purchase and is unlikely to continue to rise, the stock's fundamental investment thesis no longer holds, the team discovers a better opportunity within the same sector or if the stock's market capitalization begins to distort the weighted-average market capitalization of the overall portfolio.

Also, as companies in the portfolio exceed the market value of those in the Russell 2000 Growth Index, the portfolio may continue to hold their stock, but generally will not add to these holdings.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stocks perform -- in this case, the small and mid-size company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, and the portfolio may not be able to get attractive prices for them. To the extent that it invests in small and/or mid-sized companies, the portfolio will be subject to increased risk because smaller company stocks tend to be more volatile than stocks of larger companies, in part because, among other things, smaller companies tend to be less established than larger companies, often have more limited product lines, and may depend more heavily upon a few key employees. In addition, the valuation of their stocks often depends on future expectations.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Small Company Risk. To the extent that the portfolio invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information, typical with small company investing, can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. In addition, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell. Finally, the valuation of such securities often depends on future expectations.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors who are looking to add the growth potential of small and mid-size companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


Annual Total Returns (%) as of 12/31 each year -- Class A shares

   30.07       28.04      34.20       18.37      34.56      -10.71     -28.91      -33.36     32.94       11.02
-------------------------------------------------------------------------------------------------------------------
    1995        1996       1997       1998        1999       2000       2001        2002       2003       2004
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 30.96%, Q4 1999                   Worst Quarter: -31.72%, Q3 2001

2005 Total Return as of March 31: -1.99%


Average Annual Total Returns (%) as of 12/31/2004

                                           1 Year         5 Years       10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A                        11.02          -8.99          8.31

Index                                       14.31          -3.57          7.12
--------------------------------------------------------------------------------

Index: The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a higher price-to-book ratio and higher forecasted growth values.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                       Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee^1                                                  0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                  None
--------------------------------------------------------------------------------
Other Expenses^2                                                  0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses^3                                 0.71
--------------------------------------------------------------------------------

^1   Restated to reflect a new management fee schedule effective May 2, 2005.

^2 Restated and estimated to reflect the merger of 21st Century Growth Portfolio, a series of Scudder Variable Series I, into the portfolio on May 2, 2005.

^3 Through April 30, 2008, the advisor, the underwriter and the accounting agent have agreed to waive all or a portion of their respective fees and/or reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 0.72% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $73            $227           $395           $883
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Samuel A. Dedio                                                         Robert S. Janis
Managing Director of Deutsche Asset Management and Co-Lead              Managing Director of Deutsche Asset Management and Co-Lead
Portfolio Manager of the portfolio.                                     Portfolio Manager of the portfolio.
 o Joined Deutsche Asset Management in 1999 after eight                  o Joined Deutsche Asset Management in 2004 and the
   years of experience as analyst at Ernst & Young, LLP,                   portfolio in 2005.
   Evergreen Asset Management and Standard & Poor's Corp.                o Co-Lead Portfolio Manager for US Micro, Small and Mid
 o Portfolio manager for US small- and mid-cap equity and                  Cap Equity: New York.
   senior small cap analyst for technology.                              o Previously, 19 years of investment industry experience,
 o Joined the portfolio in 2002.                                           including portfolio manager for Small/Mid Cap Equity at
 o BA, William Paterson University; MS, American University,               Credit Suisse Asset Management (and at its predecessor,
   Kogod School of Business.                                               Warburg Pincus Asset Management) and senior research
                                                                           analyst at US Trust Company of New York.
                                                                         o BA, University of Pennsylvania; MBA, The Wharton School,
                                                                           University of Pennsylvania.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Small Cap Growth Portfolio -- Class A

--------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004      2003     2002      2001     2000^a
--------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $11.34    $ 8.53   $12.80    $21.64   $26.54
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                            (.05)     (.04)    (.02)     (.02)    (.09)
--------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        1.30      2.85    (4.25)    (6.27)   (2.01)
--------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          1.25      2.81    (4.27)    (6.29)   (2.10)
--------------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                      --        --       --     (2.52)   (2.80)
  Net realized gains on investment transactions
--------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                           --        --       --      (.03)      --
--------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                         --        --       --     (2.55)   (2.80)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $12.59    $11.34   $ 8.53    $12.80   $21.64
--------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           11.02     32.94   (33.36)   (28.91)  (10.71)
--------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       210       210      154       232      301
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .71       .69      .71       .68      .72
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   (.47)     (.41)    (.24)     (.12)    (.34)
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  117       123       68       143      124
--------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b   Based on average shares outstanding during the period.

Scudder Strategic Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks a high current return. The portfolio invests mainly in bonds issued by US and foreign corporations and governments. The credit quality of the portfolio's investments may vary; the portfolio may invest up to 100% of total assets in either investment-grade bonds or in junk bonds, which are those below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in foreign bonds. The portfolio may also invest in emerging markets securities and dividend-paying common stocks.

In deciding which types of securities to buy and sell, the portfolio managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market. In choosing individual bonds, the managers consider how they are structured and use independent analysis of issuers' creditworthiness.

The managers may shift the proportions of the portfolio's holdings, favoring different types of securities at different times, while still maintaining variety in terms of the companies and industries represented.

The managers may adjust the duration (a measure of sensitivity to interest rates) of the portfolio's portfolio, depending on their outlook for interest rates.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.


Other Investments

Part of the portfolio's current investment strategy involves the use of various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for investors who are interested in a bond portfolio that emphasizes different types of bonds depending on market and economic outlooks.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

Prior to May 1, 2000, the portfolio was named Kemper Global Income Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies were in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with four broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

    10.98      -5.85       2.57       5.23       11.30       7.85       8.60
--------------------------------------------------------------------------------
    1998        1999       2000       2001        2002       2003       2004
--------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 6.35%, Q3 1998                    Worst Quarter: -3.33%, Q2 1999

2005 Total Return as of March 31: -0.82%

Average Annual Total Returns (%) as of 12/31/2004

                               1 Year          5 Years       Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A            8.60             7.07               5.54

Index 1                        10.35             8.79               7.77

Index 2                        11.77            13.55              10.94

Index 3                        10.76             7.32               6.79

Index 4                         3.54             7.48               6.96
--------------------------------------------------------------------------------

Index 1: The Citigroup World Government Bond Index (formerly known as Salomon Smith Barney World Government Bond Index) is an unmanaged index comprised of government bonds from 18 developed countries (including the US) with maturities greater than one year.

Index 2: The JP Morgan Emerging Markets Bond Plus Index is an unmanaged foreign securities index of US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market debt instruments traded in emerging markets.

Index 3: The Merrill Lynch High Yield Master Cash Pay Only Index is an unmanaged index which tracks the performance of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market.

Index 4: The Lehman Brothers US Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

*   Since 5/1/97. Index comparisons begin 4/30/97.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                             Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                         0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                       None
--------------------------------------------------------------------------------
Other Expenses                                                         0.19
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                       0.84
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Strategic Income Portfolio to 1.05%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $86            $268           $466          $1,037
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of portfolio managers across a range of investment strategies. The lead portfolio manager is responsible for the portfolio's overall investment strategy as well as the allocation of assets to the portfolio management teams of the underlying investment strategies. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio, except for the emerging market debt portion of the portfolio:


Jan Faller, CFA                              Andrew P. Cestone                          Sean P. McCaffrey, CFA
Managing Director of Deutsche Asset          Managing Director of Deutsche Asset        Managing Director of Deutsche Asset
Management and Lead Manager of the           Management and Portfolio Manager of the    Management and Portfolio Manager of
portfolio.                                   portfolio.                                 the portfolio.
 o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management in      o Joined Deutsche Asset Management in
   1999 and the portfolio in 2000.              1998 and the portfolio in 2002.            1996 after five years of experience
 o Over 13 years of investment industry       o Prior to that, investment analyst,         as fixed income analyst at Fidelity
   experience.                                  Phoenix Investment Partners, from          Investments.
 o PanAgora Asset Management, Bond and          1997 to 1998.                            o Portfolio manager for structured
   Currency Investment Manager from 1995      o Prior to that, Credit Officer, asset       and quantitatively based active
   to 1999.                                     based lending group, Fleet Bank,           investment-grade and enhanced
 o BA, Westmont College; MBA, Amos Tuck         from 1995 to 1997.                         fixed-income strategies underlying
   School, Dartmouth College.                 o BA, University of Vermont.                 retail mutual funds and
                                                                                           institutional mandates.
                                                                                         o Head of the Fixed Income Enhanced
                                                                                           Strategies & Mutual Funds Team:
                                                                                           New York.
                                                                                         o Joined the portfolio in 2002.
                                                                                         o BS, Carnegie-Mellon University;
                                                                                           MBA, Yale University.

Deutsche Asset Management Investment Services Ltd., an affiliate of the advisor, is the subadvisor for the portfolio responsible for managing the portion of the portfolio's assets invested in emerging market debt securities. The following people handle the day-to-day management of this portion of the portfolio:


Brett Diment                                    Edwin Gutierrez
Managing Director of Deutsche Asset             Director of Deutsche Asset Management.
Management.                                      o Member of Emerging Debt team: London.
 o Joined Deutsche Asset Management in           o Joined Deutsche Asset Management in
   1991.                                           2000 after 5 years of experience
 o Over 13 years of investment industry            including emerging debt portfolio
   experience.                                     manager at INVESCO Asset Management
 o Head of Emerging Market Debt for                responsible for Latin America and Asia
   London Fixed Income and responsible             and economist responsible for Latin
   for coordinating research into                  America at LGT Asset Management.
   Continental European markets and              o Joined the portfolio in 2002.
   managing global fixed income,                 o BA, University of California-Berkeley;
   balanced and cash based portfolios:             MS, Georgetown University.
   London.
 o Joined the portfolio in 2002.
 o BSc, London School of Economics.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2000, the portfolio was named Kemper Global Income Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Strategic Income Portfolio -- Class A

-----------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                 2004      2003     2002      2001^a   2000^b
-----------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $11.82    $11.10   $10.27    $ 9.86   $ 9.86
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^c                                                 .58       .41      .45       .48      .51
-----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions      .39       .47      .68       .03     (.26)
-----------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                        .97       .88     1.13       .51      .25
-----------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                    --      (.15)    (.30)     (.10)    (.25)
-----------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                          (.54)     (.01)      --        --       --
-----------------------------------------------------------------------------------------------------------------------
  Total distributions                                                    (.54)     (.16)    (.30)     (.10)    (.25)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $12.25    $11.82   $11.10    $10.27   $ 9.86
-----------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                         8.60      7.85    11.30      5.23     2.57
-----------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     62        62       60        21        9
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                           .84       .83      .73       .66     1.14
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                            .84       .83      .73       .65     1.10
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                                       4.99      3.60     4.26      4.76     5.26
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               210       160       65        27      154
-----------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.04, increase net realized and unrealized gains and losses per share by $.04 and decrease the ratio of net investment income to average net assets from 5.16% to 4.76%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c   Based on average shares outstanding during the period.

Scudder Technology Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of US companies in the technology sector. For purposes of the portfolio's 80% investment policy, companies in the technology sector must commit at least half of their assets to the technology sector or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are semi-conductors, software, telecom equipment, computer/hardware, IT services, the internet and health technology. The portfolio may invest in companies of any size.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Top-down analysis. The managers consider the economic outlooks for various industries within the technology sector while looking for those that may benefit from changes in the overall business environment.

In addition, the managers use the support of a quantitative analytic group and its tools to attempt to actively manage the forecasted volatility risk of the portfolio as a whole as compared to funds with a similar investment objective, as well as appropriate benchmarks and peer groups. The managers may favor securities from different industries and companies within the technology sector at different times.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given technology industry.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the technology sector of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Non-Diversification Risk. The portfolio is classified as "non-diversified." This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio invested in a larger number of issuers.

Concentration Risk. The portfolio concentrates its investments in the group of industries constituting the technology sector. As a result, factors affecting this sector, such as market price movements, market saturation and rapid product obsolescence will have a significant impact on the portfolio's performance. Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

o  growth stocks may be out of favor for certain periods; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for investors who who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index and another relevant index (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

                          -21.57     -32.39      -35.52     46.84       1.92
--------------------------------------------------------------------------------
                           2000       2001        2002       2003       2004
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 28.57%, Q4 2001                   Worst Quarter: -33.64%, Q3 2001

2005 Total Return as of March 31: -8.31%


Average Annual Total Returns (%) as of 12/31/2004

                               1 Year          5 Years       Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A            1.92           -12.57              -1.69

Index 1                         6.30            -9.29              -4.56

Index 2                         2.91           -15.90              -6.22
--------------------------------------------------------------------------------

Index 1: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values.

Index 2: The Goldman Sachs Technology Index is a modified capitalization-weighted index composed of companies involved in the technology industry.

*   Since 5/1/99. Index comparisons begin 4/30/99.

In the bar chart and table, total return for 1999 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                           Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                       0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                     None
--------------------------------------------------------------------------------
Other Expenses                                                       0.08
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                     0.83
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Technology Growth Portfolio to 0.95%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $85            $265           $460          $1,025
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings

The following people handle the day-to-day management of the portfolio:

Ian Link, CFA                                                     Anne Meisner
Managing Director of Deutsche Asset Management and Lead           Managing Director of Deutsche Asset Management and
Manager of the portfolio.                                         Portfolio Manager of the portfolio.
 o Joined Deutsche Asset Management and the portfolio in 2004.     o Joined Deutsche Asset Management in 2001, after 9 years
 o Head of Technology Global Sector Team.                            of experience at Goldman Sachs as vice president, both
 o Prior to joining Deutsche Asset Management, had 14 years          in the fixed income technology division, as well as in
   of experience as senior vice president, fund manager, head        equity research as the lead Infrastructure Software
   of communications and technology teams and equity analyst         analyst, previously serving as member of technical staff
   for Franklin Templeton Investments.                               at Bell Communications Research (formerly Bell Labs).
 o BA, University of California, Davis; MBA, University of         o Analyst for global equity, Hardware and Software
   California, Berkeley.                                             sector: New York.
                                                                   o Joined the portfolio in 2003.
                                                                   o BS, University of Wisconsin; MBA, Columbia University
                                                                     Business School; MS, Computer Science, Michigan State
                                                                     University.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).


The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


Scudder Technology Growth Portfolio -- Class A

-----------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                 2004      2003     2002      2001     2000^a
-----------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 8.84    $ 6.02   $ 9.36    $13.87   $17.77
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                          .04      (.04)    (.03)      .01      .04
-----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions      .13      2.86    (3.30)    (4.50)   (3.84)
-----------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                        .17      2.82    (3.33)    (4.49)   (3.80)
-----------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                    --        --     (.01)     (.02)      --
-----------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                            --        --       --        --     (.10)
-----------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      --        --     (.01)     (.02)    (.10)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $ 9.01    $ 8.84   $ 6.02    $ 9.36   $13.87
-----------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                         1.92     46.84   (35.52)   (32.39)  (21.57)
-----------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                    230       257      219       351      270
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                     .83       .86      .80       .81      .82
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                 .43      (.50)    (.37)      .12      .21
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               112        66       64        56      107
-----------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b   Based on average shares outstanding during the period.

Scudder Total Return Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio follows a flexible investment program, investing in a mix of growth and value stocks of large and small capitalization companies and bonds. The investment advisor employs a team approach to allocate the portfolio's assets among the various asset classes.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, US government bonds and mortgage- and asset-backed securities. The portfolio normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed income securities, including lower-quality debt securities. Generally, most securities are from US issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

The investment advisor regularly reviews the portfolio's investment allocations and will vary them to favor asset classes that, in their judgment, provide the most favorable return outlook consistent with the portfolio's investment objective. In deciding how to allocate the portfolio's assets, the advisor will evaluate projections of risk, market and economic conditions, volatility, yields and expected returns.

The advisor follows specific strategies in selecting equity and fixed securities for the portfolio.

Equity securities in the portfolio generally include "growth" stocks as well as "value" stocks and normally include stocks of both small and large capitalization companies.

Growth Stocks. In choosing these securities, the investment advisor primarily invests in US companies that it believes offer the potential for sustainable growth of revenue or earnings and whose market values appear reasonable in light of their business prospects. The advisor focuses on high quality growth companies that are leaders or potential leaders in their respective industries. The advisor conducts in-depth company research, examining, among other factors, relative growth rates, innovation, regional and global exposure and management.

Value Stocks. When selecting value stocks, the investment advisor begins by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The advisor then compares a company's stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth, but are out of favor with the market.

Small Company Stocks. In selecting stocks of small companies, a quantitative stock valuation model compares each company's stock price to the company's earnings, book value, sales and other measures of performance potential. The advisor also looks for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors.

The advisor believes that by combining techniques used by fundamental value investors with extensive growth and earnings analysis it can minimize investment style bias and ultimately produce a "pure" stock selection process that seeks to add value in any market environment. The advisor also incorporates technical analysis to capture short-term price changes and evaluate the market's responsiveness to new information.

Fixed income securities in the portfolio include both investment grade and lower-quality debt securities, and may include securities of both US and non-US (including emerging market) issuers.

US Investment Grade Securities. In selecting these securities for investment, the investment advisor typically:

o assigns a relative value to each bond, based on creditworthiness, cash flow and price;

o determines the value of each issue by examining the issuer's credit quality, debt structure, option value and liquidity risks. The advisor looks to take advantage of any inefficiencies between this value and market trading price;

o uses credit analysis to determine the issuer's ability to fulfill its contracts; and

o uses a bottom-up approach which subordinates sector weightings to individual bonds that the advisor believes may add above-market value.

The advisor generally sells these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the portfolio. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

Foreign Debt Securities. In selecting these securities for investment, the advisor follows a bottom-up, relative value strategy. The advisor looks to purchase foreign securities that offer incremental value over US Treasuries. The advisor invests in a focused fashion, so that it is not simply investing in a basket of all non-US fixed income markets, but instead only those markets that its relative value process has identified as being the most attractive. The advisor sells securities or exchange currencies when they meet their target price objectives or when the advisor revises price objectives downward. In selecting emerging market securities, the advisor also considers short-term factors such as market sentiment, capital flows, and new issue programs.

High Yield Securities. In selecting these securities for investment, the investment advisor:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuer's debt service, growth rate, and both downgrade and upgrade potential;

o  assesses new issues versus secondary market opportunities; and

o seeks issues within attractive industry sectors and with strong long-term fundamentals and improving credits.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.


Other Investments

Normally, the portfolio's bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and typically will have higher volatility and risk of default.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the advisor may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of junk bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Small Company Capitalization Risk. Small company stocks tend to experience steeper price fluctuations -- down as well as up -- than the stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity -- can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets, so to the extent the portfolio invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of securities, geographical trends or other matters;

o the advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, judged by the advisor to be of equivalent quality. In addition, the advisor applies its own credit quality standards to evaluate securities. If a security's credit quality declines, the advisor will decide what to do with the security, based on the circumstances and its assessment of what would benefit shareholders most; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for investors interested in asset class diversification in a single portfolio that invests in a mix of stocks and bonds.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares


   25.97       16.76      19.96       15.14      14.81      -2.63       -6.09      -15.17     18.10       6.64
-------------------------------------------------------------------------------------------------------------------
    1995        1996       1997       1998        1999       2000       2001        2002       2003       2004
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 13.32%, Q2 1997                   Worst Quarter: -9.91%, Q2 2002

2005 Total Return as of March 31: -1.39%


Average Annual Total Returns (%) as of 12/31/2004

                                1 Year          5 Years           10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A              6.64           -0.47               8.58

Index 1                          10.88           -2.30              12.07

Index 2                           4.34            7.71               7.72

Index 3                           6.30           -9.29               9.59
--------------------------------------------------------------------------------

Index 1: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: The Lehman Brothers Aggregate Bond Index is an index comprised of approximately 6,000 publicly traded bonds including US Government, mortgage-backed, corporate, and yankee bonds with an approximate average maturity of 10 years.

Index 3: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with greater-than-average orientation.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                              Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee^1                                                        0.45%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses^2                                                        0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses^3                                       0.51
--------------------------------------------------------------------------------

^1   Restated to reflect a new management fee schedule effective May 2, 2005.

^2 Restated and estimated to reflect the merger of Balanced Portfolio, a series of Scudder Variable Series I, into the portfolio on May 2, 2005.

^3 Through April 30, 2008, the advisor, the underwriter and the accounting agent have agreed to waive all or a portion of their respective fees and/or reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 0.51% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares            $52            $164           $285           $640
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of portfolio managers across a range of investment strategies. The lead portfolio manager is responsible for the portfolio's overall investment strategy as well as the allocation of assets to the portfolio management teams of the underlying investment strategies. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

Deutsche Asset Management Investment Services Ltd. ("DeAMIS") One Appold Street, London, England, an affiliate of the advisor, is the subadvisor to the portfolio. DeAMIS renders investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the portfolio that is allocated to it by DeIM from time to time for management.

The following people handle the day-to-day management of the portfolio:

Andrew P. Cestone                           J. Christopher Gagnier                     Thomas F. Sassi
Managing Director of Deutsche Asset         Managing Director of Deutsche Asset        Managing Director of Deutsche Asset
Management and Portfolio Manager of         Management and Portfolio Manager of        Management and Portfolio Manager of
the portfolio.                              the portfolio.                             the portfolio.
 o Joined Deutsche Asset Management          o Joined Deutsche Asset Management         o Joined Deutsche Asset Management
   in 1998 and the portfolio in 2002.          in 1997 and the portfolio in 2002.         in 1996 and the portfolio in 2004.
 o Head of Core Plus Fixed Income.           o Prior to that, portfolio manager,        o Over 32 years of investment
 o Prior to that, investment analyst,          Paine Webber, from 1984 to 1997.           industry experience.
   Phoenix Investment Partners, from         o Began investment career in 1979.         o BBA, MBA, Hofstra University.
   1997 to 1998.                             o BS, The Wharton School, University
 o Prior to that, credit officer, asset        of Pennsylvania; MBA, University of     Julie M. Van Cleave, CFA
   based lending group, Fleet Bank, from       Chicago.                                Managing Director of Deutsche Asset
   1995 to 1997.                                                                       Management and Portfolio Manager of
 o BA, University of Vermont.               Arnim S. Holzer                            the portfolio.
                                            Director of Deutsche Asset Management       o Joined Deutsche Asset Management
Brett Diment                                and Lead Portfolio Manager                    and the portfolio in 2002.
Managing Director of Deutsche Asset         of the portfolio.                           o Head of Large Cap Growth Portfolio
Management and Portfolio Manager             o Joined Deutsche Asset Management           Selection Team.
of the portfolio.                              in 1999, having served with the          o Previous experience includes
 o Joined Deutsche Asset Management            equity and fixed-income investment         18 years of investment industry
   in 1991 and the portfolio in 2003.          committees.                                experience at Mason Street
 o Head of Emerging Market Debt for          o Senior Investment Strategist for           Advisors, as Managing Director and
   London Fixed Income and responsible         Asset Allocation.                          team leader for the large cap
   for coordinating research into            o Previous experience includes 18            investment team.
   Continental European markets and            years of investment industry             o BBA, MBA, University of Wisconsin --
   managing global fixed income,               experience, including 3 years              Madison.
   balanced and cash-based portfolios:         managing Emerging Markets Fixed
   London.                                     Income, Emerging Markets Equity and
 o Began investment career in 1991.            Emerging Markets balanced accounts
 o BSc, London School of Economics.            at Deltec Asset Management
                                               Corporation.
                                             o Joined the portfolio in 2004.
                                             o AB, Princeton University;
                                               MBA, Fordham University.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Total Return Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004      2003     2002      2001^a   2000^b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $21.32    $18.66   $22.57    $25.91   $28.82
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^c                                             .47       .37      .47       .61      .74
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         .93      2.90    (3.81)    (2.20)   (1.40)
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          1.40      3.27    (3.34)    (1.59)    (.66)
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                    (.35)     (.61)    (.57)     (.80)    (.90)
  Net investment income
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --        --       --     (.95)    (1.35)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.35)     (.61)    (.57)    (1.75)   (2.25)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $22.37    $21.32   $18.66    $22.57   $25.91
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            6.64     18.10   (15.17)   (6.09)    (2.63)
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       622       667      640       861      851
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .59       .59      .58       .58      .61
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   2.18      1.88     2.32      2.63     2.75
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  131^d     102^d    140       115      107
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 were included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the ratio of net investment income to average net assets from 2.76% to 2.63%. Per share, ratios and supplemental data for periods prior to January 1, 2001 were not restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c   Based on average shares outstanding during the period.

^d The portfolio turnover rate including mortgage dollar roll transactions was 140% and 108% for the periods ended December 31, 2004 and December 31, 2003, respectively.

Scudder Mercury Large Cap Core Portfolio

The Portfolio's Main Investment Strategy

The portfolio's investment objective is long-term capital growth. The portfolio seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of large-cap companies located in the US.

Under normal circumstances, the portfolio seeks to achieve its investment objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large-cap companies the portfolio managers select from among those that are, at the time of purchase, included in the Russell 1000(R) Index (as of March 31, 2005, The Russell 1000(R) Index had a median market capitalization of $4.46 billion). The portfolio managers use a multi-factor quantitative model to look for companies within the Russell 1000(R) Index that, in their opinion, are consistent with the investment objective of the portfolio.

The portfolio will seek to outperform its benchmark by using a blended investment strategy that emphasizes a mix of both growth and value stocks and will seek to outperform the Russell 1000(R) Index.

In selecting securities for the portfolio, the managers use a proprietary quantitative model. The model employs three filters in its initial screens: earnings momentum, earnings surprise and valuation. The managers look for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined -- if the managers believe that a company is overvalued, it will not be considered as an investment. After the initial screening is done, the managers rely on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the managers believe have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the portfolio generally will not hold all the stocks in the Russell 1000(R) Index, and because the portfolio's investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an "index" fund. In seeking to outperform its benchmark, however, the managers review potential investments using certain criteria that are based on the securities in the Russell 1000(R) Index. These criteria currently include the following:

o  relative price to earnings and price to book ratios

o  stability and quality of earnings momentum and growth

o  weighted median market capitalization of the portfolio

o allocation among the economic sectors of the portfolio as compared to the Index

o  weighted individual stocks within the Index

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

While the portfolio invests primarily in large-cap companies located in the US, it may invest a portion of its assets in foreign companies. The portfolio could invest up to 10% of its total assets in the securities of foreign issuers, including issuers whose shares are represented by American Depositary Receipts ("ADRs").

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. While engaged in a temporary defensive position, the portfolio's ability to pursue its investment objective may be adversely affected. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of small- or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.


Performance

No performance information is provided because the portfolio has not yet been in operation for a full calendar year.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                                Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                            0.90%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses*                                                           0.20
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           1.10
--------------------------------------------------------------------------------
Expense Waiver/Reimbursement                                              0.10
--------------------------------------------------------------------------------
Net Annual Operating Expenses**                                           1.00
--------------------------------------------------------------------------------

*    Other expenses are based on estimated amounts for the current fiscal year.

** Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one-year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Mercury Large Cap Core Portfolio to 1.00%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions, and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                1 Year          3 Years          5 Years         10 Years
--------------------------------------------------------------------------------
Class A shares          $102             $340             $597           $1,331
--------------------------------------------------------------------------------


The Portfolio Managers


The portfolio's subadvisor is Fund Asset Management, L.P., doing business as Mercury Advisors. The portfolio is managed by a team of investment professionals who each participate in the team's research process and stock selection. The senior investment professional and lead portfolio manager of this group is Robert C. Doll, Jr., CFA, CPA. Mr. Doll is responsible for the setting and implementation of the portfolio's investment strategy and for its day-to-day management. He joined the subadvisor in 1999 and the portfolio in 2004, and has over 22 years of investment industry experience. Mr. Doll was formerly the Chief Investment Officer of Oppenheimer Funds, Inc. where he also served as a portfolio manager. Mr. Doll's team also includes Tasos Bouloutas (over nine years of investment industry experience), Dan Hansen (over nine years of investment industry experience), Brenda Sklar (over eight years of investment industry experience) and Gregory Brunk (over 12 years of investment industry experience), each of whom joined the portfolio in 2004.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Mercury Large Cap Core Portfolio -- Class A

--------------------------------------------------------------------------------
                                                                          2004^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                           .01
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       .38
--------------------------------------------------------------------------------
  Total from investment operations                                         .39
--------------------------------------------------------------------------------
Net asset value, end of period                                          $10.39
--------------------------------------------------------------------------------
Total Return (%)^c                                                        3.90**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       1
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                          22.15*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                            1.12*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                  .79*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                104*
--------------------------------------------------------------------------------

^a For the period from November 15, 2004 (commencement of operations) to December 31, 2004.

^b   Based on average shares outstanding during the period.

^c   Total returns would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

Scudder Templeton Foreign Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital growth.

Under normal market conditions, the portfolio invests mainly in the equity securities of companies located outside the US, including emerging markets. The portfolio will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in "foreign securities," as defined below, which may include emerging markets.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies:

o  whose principal securities trading markets are outside the US; or

o that derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the US; or

o  that have a significant portion of their assets outside the US; or

o  that are linked to non-US dollar currencies; or

o that are organized under the laws of, or with principal offices in, another country.

The portfolio's definition of "foreign securities" as used in this prospectus may differ from the definition of the same or similar term as used in other mutual fund prospectuses. As a result, the portfolio may hold foreign securities that other funds may classify differently.

An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. The portfolio also invests in American, European and Global Depositary Receipts. These are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. The portfolio, from time to time, may have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software, electronics, and telecommunications) and financial institutions.

When choosing equity investments for the portfolio, the manager applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Depending upon current market conditions, the portfolio generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities.

The portfolio may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. The portfolio may invest up to 5% of its total assets in options and swap agreements. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the portfolio.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance is:

o the manager could be incorrect in the analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters.


Performance

No performance information is provided because the portfolio has not yet been in operation for a full calendar year.


How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.95%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                    None
--------------------------------------------------------------------------------
Other Expenses*                                                     0.25
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                     1.20
--------------------------------------------------------------------------------
Expense Waiver/Reimbursement                                        0.06
--------------------------------------------------------------------------------
Net Annual Operating Expenses**                                     1.14
--------------------------------------------------------------------------------

*  Other expenses are based on estimated amounts for the current fiscal year.

** Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Templeton Foreign Value Portfolio to 1.14%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                 1 Year         3 Years         5 Years         10 Years
--------------------------------------------------------------------------------
Class A shares           $116           $375            $654            $1,449
--------------------------------------------------------------------------------

The Portfolio Manager

The portfolio's subadvisor is Templeton Investment Counsel LLC. The following person handles day-to-day management of the portfolio.

Antonio Docal, CFA
Lead Portfolio Manager of the portfolio.
 o Joined the portfolio in 2004.
 o Over 20 years of investment industry experience.
 o At Templeton, as an analyst, focuses on the global chemical industry and the telecommunications equipment sector.
 o MBA, Sloan School of Management at the Massachusetts
   Institute of Technology.


The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Templeton Foreign Value Portfolio -- Class A

--------------------------------------------------------------------------------
                                                                          2004^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                           .01
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       .55
--------------------------------------------------------------------------------
  Total from investment operations                                         .56
--------------------------------------------------------------------------------
Net asset value, end of period                                          $10.56
--------------------------------------------------------------------------------
Total Return (%)^c                                                        5.60**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       3
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                           7.34*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                            1.14*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                 .41*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 --
--------------------------------------------------------------------------------

^a For the period from November 15, 2004 (commencement of operations) to December 31, 2004.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

SVS Davis Venture Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital.

The portfolio invests primarily in common stock of US companies with market capitalizations of at least $5 billion.

The portfolio managers select common stocks of quality, overlooked growth companies at value prices and hold them for the long term. The portfolio managers look for companies with sustainable growth rates selling at modest price-earnings multiples that the portfolio managers hope will expand as other investors recognize the company's true worth. The portfolio managers believe that by combining a sustainable growth rate with a gradually expanding multiple, these rates compound and can generate returns that could exceed average returns earned by investing in large capitalization domestic stocks.

The portfolio managers consider selling a company if the company no longer exhibits the characteristics that they believe foster sustainable long-term growth, manage risk and enhance the potential for superior long-term returns.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.


Other Investments

The portfolio may also invest in foreign companies and US companies with smaller market capitalizations.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

Investors with long-term goals who want a core stock investment may be interested in this portfolio.


Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


Annual Total Return (%) as of 12/31 each year -- Class A shares

                                                 -15.79     29.84       11.83
--------------------------------------------------------------------------------
                                                  2002       2003       2004
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 17.04%, Q2 2003                   Worst Quarter: -12.70%, Q3 2002

2005 Total Return as of March 31: -0.28%


Average Annual Total Returns (%) as of 12/31/2004

                                       1 Year               Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A                    11.83                      4.17

Index                                   16.49                      5.65
--------------------------------------------------------------------------------

Index: The Russell 1000 Value Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

*   Since 5/1/01. Index comparison begins 4/30/01.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                             Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.95%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                          0.10
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                        1.05
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Davis Venture Value Portfolio to 1.15%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $107           $334           $579          $1,283
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio's subadvisor is Davis Selected Advisers, L.P. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The portfolio managers are Christopher C. Davis and Kenneth Charles Feinberg, who have each managed the portfolio since inception. Mr. Davis is Chief Executive Officer of Davis Selected Advisers, L.P. and manages several funds advised by the firm. Mr. Davis began his investment career and joined the subadvisor in 1988. Mr. Feinberg also manages several funds advised by Davis Selected Advisers, L.P. He began his investment career in 1987 and joined the subadvisor in 1994 as a research analyst.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Davis Venture Value Portfolio -- Class A

----------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004     2003      2002     2001^a
----------------------------------------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $10.31   $ 7.99    $ 9.50   $10.00
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                             .08      .06       .05      .03
----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        1.14     2.31     (1.55)    (.53)
----------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          1.22     2.37     (1.50)    (.50)
----------------------------------------------------------------------------------------------------------------
Less distributions from:                                                    (.05)    (.05)     (.01)      --
  Net investment income
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $11.48   $10.31    $ 7.99   $ 9.50
----------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           11.83    29.84    (15.79)   (5.00)**
----------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       268      220       160      109
----------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                       1.05     1.01      1.02     1.09*
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .74      .62       .62      .48*
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    3        7        22      15*
----------------------------------------------------------------------------------------------------------------

^a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

SVS Dreman Financial Services Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks) of financial services companies. These may include companies of any size that commit at least half of their assets to the financial services sector, or derive at least half of their revenues or net income from that sector. The major types of financial services companies are banks, insurance companies, savings and loans, securities brokerage firms and diversified financial companies.

The portfolio managers begin by screening for financial services stocks whose price-to-earnings ratios are below the average for the Standard & Poors Financial Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble the portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various financial industries. The managers may favor securities from different industries in the financial sector at different times, while still maintaining variety in terms of industries and companies represented.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the emphasis on a given industry.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 30% of total assets in foreign securities, and up to 20% of net assets in investment-grade debt securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, financial services company stocks. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Concentration Risk. The portfolio concentrates its investments in companies in the financial services sector. A portfolio with a concentrated portfolio is vulnerable to the risks of the industry or industries in which it invests and is subject to greater risks and market fluctuations than portfolios investing in a broader range of industries.

Non-Diversification Risk. The portfolio is classified as "non-diversified." This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio invested in a larger number of issuers.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty; and

o a bond could fall in credit quality, go into default, or decrease in value for various reasons, including a change in prevailing interest rates.

This portfolio may be appropriate for long-term investors who want to gain exposure to the financial services sector and can accept the above-average risks of a sector-specific investment.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index and one other relevant index (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

                 -5.05      27.04       -4.86      -8.51      28.13       12.00
--------------------------------------------------------------------------------
                  1999       2000       2001        2002       2003       2004
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 22.35%, Q3 2000                   Worst Quarter: -15.86%, Q3 2002

2005 Total Return as of March 31: -7.87%

Average Annual Total Returns (%) as of 12/31/2004

                            1 Year           5 Years       Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A         12.00              9.68              5.99

Index 1                      10.88             -2.30              2.82

Index 2                      10.89              7.26              5.64
--------------------------------------------------------------------------------

Index 1: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: The S&P Financial Index is an unmanaged index generally representative of the financial stock market.

*   Since 5/4/98. Index comparisons begin 4/30/98.

Total returns from inception through 1999 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                      0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                    None
--------------------------------------------------------------------------------
Other Expenses                                                      0.09
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                    0.84
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Dreman Financial Services Portfolio to 0.99%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $86            $268           $466          $1,037
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management L.L.C. The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

David N. Dreman                                                  F. James Hutchinson
Chairman and CIO of the subadvisor and Lead Manager of           Managing Director of the subadvisor and Portfolio Manager
the portfolio.                                                   of the portfolio.
 o Began investment career in 1957.                               o Began investment career in 1986.
 o Joined the portfolio in 1998.                                  o Joined the portfolio in 2001.
 o Founder and Chairman, Dreman Value Management L.L.C.           o Prior to joining Dreman Value Management, L.L.C. in
   since 1977.                                                      2000, associated with The Bank of New York for over
                                                                    30 years in both the corporate finance and
                                                                    trust/investment management areas, including President
                                                                    of The Bank of New York (NJ).

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman Financial Services Portfolio -- Class A

--------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004      2003     2002      2001     2000^a
--------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $12.33    $ 9.79   $10.78    $11.53   $ 9.24
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                             .23       .20      .15       .14      .19
--------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        1.23      2.50    (1.06)     (.71)    2.27
--------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          1.46      2.70     (.91)     (.57)    2.46
--------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.20)     (.16)    (.08)     (.13)    (.15)
--------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --        --       --      (.05)    (.02)
--------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.20)     (.16)    (.08)     (.18)    (.17)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $13.60    $12.33   $ 9.79    $10.78   $11.53
--------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           12.00     28.13    (8.51)    (4.86)   27.04^c
--------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       145       143      120       117       66
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .84       .86      .83       .86      .91
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .84       .86      .83       .86      .89
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   1.79      1.84     1.44      1.31     2.01
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    8         7       13        22       13
--------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

SVS Dreman High Return Equity Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to achieve a high rate of total return.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities. The portfolio focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of March 31, 2005, the S&P 500 Index had a median market capitalization of $10.82 billion) and that the portfolio managers believe are undervalued. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector).

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times, while still maintaining variety in terms of industries and companies represented.

The managers normally will sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

The portfolio may invest up to 20% of net assets in US dollar-denominated American Depository Receipts and in securities of foreign companies traded principally in securities markets outside the US.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may also use derivatives in circumstances where the portfolio believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio may serve investors with long-term goals who are interested in a large-cap value portfolio that may focus on certain sectors of the economy.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

                -11.16     30.52       1.69       -18.03     32.04       13.95
--------------------------------------------------------------------------------
                 1999       2000       2001        2002       2003       2004
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 20.80%, Q2 2003                   Worst Quarter: -17.32%, Q3 2002

2005 Total Return as of March 31: 0.59%


Average Annual Total Returns (%) as of 12/31/2004

                               1 Year          5 Years       Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A            13.95           10.36              6.23

Index                           10.88           -2.30              2.82
--------------------------------------------------------------------------------

Index: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*   Since 5/4/98. Index comparison begins 4/30/98.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.73%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                           0.05
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                         0.78
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Dreman High Return Equity Portfolio to 0.87%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $80            $249           $433           $966
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management L.L.C. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

David N. Dreman                                                     F. James Hutchinson
Chairman and CIO of the subadvisor and Co-Manager of                Managing Director of the subadvisor and Co-Manager of
the portfolio.                                                      the portfolio.
 o Began investment career in 1957.                                  o Began investment career in 1986.
 o Joined the portfolio in 1998.                                     o Joined the portfolio in 2002.
 o Founder and Chairman, Dreman Value Management L.L.C. since        o Prior to joining Dreman Value Management, L.L.C. in
   1977.                                                               2000, associated with The Bank of New York for over
                                                                       30 years in both the corporate finance and
                                                                       trust/investment management areas, including President
                                                                       of The Bank of New York (NJ).

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman High Return Equity Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004      2003     2002      2001     2000^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $11.29    $ 8.76   $10.81    $10.77   $ 8.96
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                             .23       .20      .21       .19      .26
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        1.32      2.53    (2.13)     (.01)    2.25
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          1.55      2.73    (1.92)      .18     2.51
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.19)     (.20)    (.09)     (.14)    (.20)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --        --     (.04)       --     (.50)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.19)     (.20)    (.13)     (.14)    (.70)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $12.65    $11.29   $ 8.76    $10.81   $10.77
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           13.95     32.04   (18.03)     1.69    30.52
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       747       672      510       443      168
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .78       .79      .79       .82      .85
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .78       .79      .79       .82      .84
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   1.96      2.14     2.21      1.78     2.85
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    9        18       17        16       37
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b   Based on average shares outstanding during the period.

SVS Dreman Small Cap Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index (as of March 31, 2005, the Russell 2000 Value Index had a median market capitalization of $570 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers begin their stock selection process by screening stocks of small companies with below market price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries. The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case the small company portion of the US stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Small Company Risk. To the extent that a portfolio invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information, typical with small company investing, can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. In addition, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell. Finally, the valuation of such securities often depends on future expectations.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for value-oriented investors who are interested in small-cap market exposure.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

   21.73      -11.25       2.80       4.05       17.63      -11.43     42.15       26.03
--------------------------------------------------------------------------------------------
    1997       1998        1999       2000       2001        2002       2003       2004
--------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 21.84%, Q2 2003                   Worst Quarter: -22.47%, Q3 1998

2005 Total Return as of March 31: -0.51%


Average Annual Total Returns (%) as of 12/31/2004

                               1 Year          5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A             26.03          14.20                 9.51

Index                            22.25          17.23                13.70
--------------------------------------------------------------------------------

Index: The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

*   Since 5/1/96. Index comparison begins 4/30/96.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                           Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                       0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                     None
--------------------------------------------------------------------------------
Other Expenses                                                       0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                     0.79
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Dreman Small Cap Value Portfolio to 0.84%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $81            $252           $439           $978
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management, L.L.C. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

David N. Dreman                                                 Nelson Woodward
Chairman and CIO of the subadvisor and Co-Manager of            Managing Director of the subadvisor and Co-Manager of
the portfolio.                                                  the portfolio.
 o Began investment career in 1957.                              o Began investment career in 1957.
 o Joined the portfolio in 2002.                                 o Joined the portfolio in 2002.
 o Founder and Chairman, Dreman Value Management, L.L.C.
   since 1977.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio and operated with a different goal and investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman Small Cap Value Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004     2003      2002     2001      2000^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $16.06   $11.66    $13.21   $11.23    $10.85
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                             .17      .19       .17      .09       .02
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        3.98     4.55     (1.67)    1.89       .42
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          4.15     4.74     (1.50)    1.98       .44
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.16)    (.15)     (.05)      --      (.06)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --     (.19)       --       --        --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.16)    (.34)     (.05)      --      (.06)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $20.05   $16.06    $11.66   $13.21    $11.23
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           26.03    42.15    (11.43)   17.63      4.05
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       467      354       250      194        84
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .79      .80       .81      .79       .82
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .96     1.46      1.28      .77       .15
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   73       71        86       57        36
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b   Based on average shares outstanding during the period.

SVS Index 500 Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks returns that, before expenses, correspond to the total return of US common stocks as represented by the Standard & Poor's 500 Index (S&P 500 Index).

The portfolio seeks to match, as closely as possible before expenses, the performance of the S&P 500 Index, which emphasizes stocks and securities of large US companies. Under normal circumstances, the portfolio invests at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks and securities included in the S&P 500 Index.

In choosing stocks, the portfolio uses an indexing strategy. The portfolio buys the largest stocks of the S&P 500 Index in roughly the same proportion to the S&P 500 Index. With the smaller stocks of the S&P 500 Index, the portfolio manager uses a statistical process known as sampling to select stocks whose overall performance is expected to be similar to that of the smaller companies in the S&P 500 Index.

The portfolio seeks to keep the composition of its portfolio similar to the S&P 500 Index in industry distribution, market capitalization and significant fundamental characteristics (such as price-to-book ratios and dividend yields). Over the long term, the portfolio manager seeks a correlation between the performance of the portfolio, before expenses, and the S&P 500 Index of 98% or better. A figure of 100% would indicate perfect correlation.

The portfolio will normally sell a stock when it is removed from the S&P 500 Index or as a result of the portfolio's statistical process.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

The portfolio may invest up to 20% of total assets in stock index futures and options, as well as short-term debt securities. The portfolio typically invests new flows of money in index futures in order to gain immediate exposure to the S&P 500 Index.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Index Investing Risk. The portfolio's index strategy involves several risks. The portfolio could underperform the S&P 500 Index during short periods or over the long term, either because its selection of stocks failed to track the S&P 500 Index or because of the effects of portfolio expenses or shareholder transactions. The portfolio's index strategy also means that it does not have the option of using defensive investments or other management actions to reduce the portfolio's exposure to a declining market.

Derivatives Risk. The portfolio may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The portfolio will not use these derivatives for speculative purposes or as leveraged instruments that magnify the gains or losses of an investment. The portfolio invests in derivatives pending investment of new cash flows or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include: the risk that the derivative is not well correlated with the securities for which it is acting as a substitute; and the risk that the portfolio cannot sell the derivative because of an illiquid secondary market.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

This portfolio is designed for long-term investors interested in a portfolio that is designed to avoid substantially underperforming the overall large-cap stock market.


"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500" and "500" are trademarks of the McGraw-Hill Companies, Inc., and have been licensed for use by Deutsche Asset Management. SVS Index 500 Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the portfolio. Additional information may be found in the portfolio's Statement of Additional Information.


Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

                           -9.93      -12.05      -22.34     27.93       10.38
--------------------------------------------------------------------------------
                            2000       2001        2002       2003       2004
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 15.21%, Q2 2003                   Worst Quarter: -17.23%, Q3 2002

2005 Total Return as of March 31: -2.19%


Average Annual Total Returns (%) as of 12/31/2004

                                1 Year        5 Years         Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A            10.38          -2.78                -0.92

Index                           10.88          -2.30                -0.10
--------------------------------------------------------------------------------

Index: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*   Since 9/1/99. Index comparison begins 8/31/99.

Total returns for 1999 through 2001 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                           Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee*                                                      0.20%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                     None
--------------------------------------------------------------------------------
Other Expenses                                                       0.09
--------------------------------------------------------------------------------
Total Annual Operating Expenses**                                    0.29
--------------------------------------------------------------------------------

* Restated to reflect a new management fee schedule effective October 1, 2004.

** Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Index 500 Portfolio to 0.377%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest

Based on the costs above this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $30            $93            $163           $368
--------------------------------------------------------------------------------


The Portfolio Manager

The portfolio's subadvisor is Northern Trust Investments, N.A.

James B. Francis is primarily responsible for the day-to-day management of the portfolio. Mr. Francis is a Senior Vice President of the subadvisor where he is responsible for the management of various equity and equity index portfolios. Mr. Francis joined the subadvisor in February 2005. From 1988 to 2005, he was a Senior Portfolio Manager with State Street Global Advisors where he managed various equity portfolios.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Index 500 Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004      2003     2002      2001     2000^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $ 8.35    $ 6.61   $ 8.55    $ 9.78   $10.96
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                             .14       .09      .09       .08      .10
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         .72      1.73    (1.99)    (1.26)   (1.18)
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           .86      1.82    (1.90)    (1.18)   (1.08)
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.09)     (.08)    (.04)     (.05)    (.05)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --        --       --        --     (.05)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.09)     (.08)    (.04)     (.05)    (.10)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $ 9.12    $ 8.35   $ 6.61    $ 8.55   $ 9.78
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           10.38     27.93   (22.34)   (12.05)^c (9.93)^c
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       333       309      233       219      102
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .41       .49      .48       .65      .88
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .41       .49      .48       .55      .54
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   1.64      1.31     1.16       .88      .90
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   13         8        6        13       20
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

SVS INVESCO Dynamic Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital growth.

The portfolio normally invests at least 65% of its net assets in common stocks of mid-size companies. The portfolio considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell MidCap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The portfolio also has the flexibility to invest in other types of securities including preferred stocks, convertible securities and bonds.

The core of the portfolio is invested in securities of established companies that are leaders in attractive growth markets with a history of strong returns. The remainder of the portfolio is invested in securities of companies that show accelerating growth, driven by product cycles, favorable industry or sector conditions and other factors.

The portfolio's strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company's securities and general market and monetary conditions. Consequently, the portfolio's investments are usually bought and sold relatively frequently.

While the portfolio generally invests in mid-size companies, it sometimes invests in the securities of smaller companies. The prices of these securities tend to move up and down more rapidly than the securities prices of larger, more established companies and the price of portfolio shares tends to fluctuate more than it would if the portfolio invested in the securities of larger companies.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.


Other Investments

While the portfolio invests mainly in US securities, it could invest up to 25% of total assets in foreign securities. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform, in this case, the small and mid-size company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Small and mid-size company stocks tend to be more volatile than stocks of larger companies, in part because small and mid-size companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Growth Investing Risk. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year -- Class A shares

                                                    -30.91     35.53       12.01
--------------------------------------------------------------------------------
                                                     2002       2003       2004
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 16.28%, Q2 2003                   Worst Quarter: -20.45%, Q2 2002

2005 Total Return as of March 31: -1.63%


Average Annual Total Returns (%) as of 12/31/2004

                                            1 Year           Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A                        12.01                  -2.16

Index                                       15.48                   2.45
--------------------------------------------------------------------------------

Index: The Russell Mid Cap Growth Index is an unmanaged index composed of common stocks of midcap companies with higher price-to-book ratios and higher forecasted growth values.

*   Since 5/1/01. Index comparison begins 4/30/01.

Total returns for 2001, 2003 and 2004 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                           Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                       1.00%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                     None
--------------------------------------------------------------------------------
Other Expenses                                                       0.48
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                      1.48
--------------------------------------------------------------------------------
Less Expense Waiver*                                                 0.18
--------------------------------------------------------------------------------
Net Total Annual Operating Expenses*                                 1.30
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS INVESCO Dynamic Growth Portfolio to 1.30%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $132           $450           $791          $1,753
--------------------------------------------------------------------------------


The Portfolio Manager

The portfolio's subadvisor is INVESCO Institutional (N.A.), Inc. ("INVESCO"). Paul J. Rasplicka is the manager of the portfolio. Mr. Rasplicka, a Senior Portfolio Manager at INVESCO, has been affiliated with INVESCO and/or its affiliates since 1994 and joined the portfolio in 2004.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS INVESCO Dynamic Growth Portfolio -- Class A

------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004     2003      2002     2001^a
------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $ 8.24   $ 6.08    $ 8.80   $10.00
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                            (.06)    (.06)     (.05)    (.02)
------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        1.05     2.22     (2.67)   (1.18)
------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           .99     2.16     (2.72)   (1.20)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $ 9.23   $ 8.24    $ 6.08   $ 8.80
------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           12.01^c  35.53^c  (30.91)  (12.00)^c**
------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        35       34        25       23
------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                             1.48     1.46      1.14     1.97*
------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                              1.30     1.30      1.14     1.30*
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   (.71)    (.85)     (.71)    (.40)*
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  133      115        79       40*
------------------------------------------------------------------------------------------------------------------

^a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

SVS Janus Growth And Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital growth and current income.

The portfolio applies a "bottom-up" approach in choosing investments. In other words, it looks mostly for equity and income-producing securities that meet its investment criteria one at a time. If the portfolio is unable to find such investments, much of the portfolio's assets may be in cash or similar investments.

The portfolio normally emphasizes investments in equity securities. It may invest up to 75% of its total assets in equity securities selected primarily for their growth potential and at least 25% of its total assets in securities the portfolio manager believes have income potential.

The portfolio may invest substantially all of its assets in equity securities if the portfolio manager believes that equity securities have the potential to appreciate in value. The portfolio manager generally seeks to identify equity securities of companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

The portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, currency exchange rates, and prospects for economic growth among countries or geographic regions may warrant greater consideration in selecting foreign securities.

The portfolio shifts assets between the growth and income components of its holdings based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities may provide better returns than the yields then available or expected on income-producing securities, the portfolio will place a greater emphasis on the growth component of its holdings.

The growth component of the portfolio is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.

The income component of the portfolio will consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the portfolio if they currently pay dividends or if the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.


Other Investments

The portfolio may invest in debt securities, indexed/structured securities, high-yield/high-risk bonds (less than 35% of the portfolio's total assets) and securities purchased on a when-issued, delayed delivery or forward commitment basis. Compared to investment-grade bonds, high yield bonds may pay higher yields and have higher volatility and risk of default.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

o  debt securities may be subject to interest rate risk and credit risk;

o  growth stocks may be out of favor for certain periods; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

                          -9.18      -12.28      -20.22     24.37       11.51
--------------------------------------------------------------------------------
                           2000       2001        2002       2003       2004
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 12.40%, Q4 2004                   Worst Quarter: -15.87%, Q3 2002

2005 Total Return as of March 31: -1.59%


Average Annual Total Returns (%) as of 12/31/2004

                                  1 Year        5 Years      Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A              11.51         -2.49               0.25

Index                              6.30         -9.29              -6.30
--------------------------------------------------------------------------------

Index: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values.

*   Since 10/29/99. Index comparison begins 10/31/99.

Total returns for 1999 and 2000 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                              Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee*                                                         0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                          0.11
--------------------------------------------------------------------------------
Total Annual Operating Expenses**                                       0.86
--------------------------------------------------------------------------------

*    Restated to reflect a new management schedule effective on May 1, 2005.

** Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Janus Growth and Income Portfolio to 0.95%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $88            $274           $477          $1,061
--------------------------------------------------------------------------------


The Portfolio Manager

The portfolio's subadvisor is Janus Capital Management LLC ("Janus"). The portfolio manager is Minyoung Sohn. He joined Janus in 1998 as a research analyst. Mr. Sohn joined the portfolio in 2004 and holds a Bachelor's degree in Government and Economics from Dartmouth College. Mr. Sohn has earned the right to use the Chartered Financial Analyst designation.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Janus Growth and Income Portfolio -- Class A

-----------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                2004      2003      2002***   2001^a   2000^b
-----------------------------------------------------------------------------------------------------------------------

Selected Per Share Data                                                                   (Restated)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 8.86    $ 7.18    $ 9.05    $10.40   $11.49
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^c                                         .03       .03       .04       .08      .12
-----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions     .99      1.71     (1.86)    (1.36)   (1.16)
-----------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                      1.02      1.74     (1.82)    (1.28)   (1.04)
-----------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                   --      (.06)     (.05)     (.07)      --
-----------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                           --        --        --        --     (.05)
-----------------------------------------------------------------------------------------------------------------------
  Total distributions                                                     --      (.06)     (.05)     (.07)    (.05)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 9.88    $ 8.86    $ 7.18    $ 9.05   $10.40
-----------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                       11.51     24.37    (20.22)   (12.28)   (9.18)^d
-----------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                   187       189       167       179      104
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                         1.06      1.07      1.04      1.05     1.10
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                          1.06      1.07      1.04      1.05     1.01
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                .34       .40       .54       .90     1.07
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               52        46        57        48       39
-----------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.01, increase net realized and unrealized gains and losses by $.01 and decrease the ratio of net investment income to average net assets from .92% to .90%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c   Based on average shares outstanding during the period.

^d   Total return would have been lower had certain expenses not been reduced.

*** Subsequent to December 31, 2002, these numbers have been restated to reflect an adjustment to the value of a security as of December 31, 2002. The effect of this adjustment for the year ended December 31, 2002 was to increase the net asset value per share by $0.03. The total return was also adjusted from -20.56% to -20.22% in accordance with this change.

SVS Janus Growth Opportunities Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital.

The portfolio applies a "bottom-up" approach in choosing investments. In other words, it looks for companies with earnings growth potential one at a time. If the portfolio is unable to find investments with earnings growth potential, a significant portion of the portfolio's assets may be in cash or similar investments.

The portfolio invests primarily in equity securities selected for their growth potential. Although the portfolio can invest in companies of any size, it generally invests in larger, more established companies.

The portfolio may invest substantially all of its assets in equity securities if the portfolio manager believes that equity securities will appreciate in value. The portfolio manager generally seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the portfolio.

The portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, currency exchange rates, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.


Other Investments

The portfolio may invest in debt securities, indexed/structured securities, high-yield/high-risk bonds (less than 35% of the portfolio's total assets) and securities purchased on a when-issued, delayed delivery or forward commitment basis. Compared to investment-grade bonds, high yield bonds may pay higher yields and typically will have higher volatility and risk of default.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

o  growth stocks may be out of favor for certain periods; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

                          -11.42     -23.76      -30.62     26.97       12.57
--------------------------------------------------------------------------------
                           2000       2001        2002       2003       2004
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 14.89%, Q4 2001                   Worst Quarter: -25.46%, Q3 2001

2005 Total Return as of March 31: -3.15%

Average Annual Total Returns (%) as of 12/31/2004

                                1 Year       5 Years       Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A            12.57         -7.72              -4.71

Index                            6.30         -9.29              -6.30
--------------------------------------------------------------------------------

Index: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values.

*   Since 10/29/99. Index comparison begins 10/31/99.

Total returns for 1999 and 2000 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                              Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee*                                                         0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                          0.11
--------------------------------------------------------------------------------
Total Annual Operating Expenses**                                       0.86
--------------------------------------------------------------------------------

*    Restated to reflect a new management fee schedule effective on May 1, 2005.

** Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Janus Growth Opportunities Portfolio to 0.95%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $88            $274           $477          $1,061
--------------------------------------------------------------------------------

The Portfolio Manager

The portfolio's subadvisor is Janus Capital Management LLC ("Janus"). The portfolio manager is Marc Pinto. Mr. Pinto joined Janus in 1994 and has managed the portfolio since its inception.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Janus Growth Opportunities Portfolio -- Class A

----------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                               2004      2003    2002      2001     2000^a
----------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $ 6.92    $ 5.45  $ 7.86    $10.31   $11.64
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                        .02      (.01)   (.01)     (.03)    (.02)
----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions    .85      1.48   (2.40)    (2.42)   (1.31)
----------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                      .87      1.47   (2.41)    (2.45)   (1.33)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 7.79    $ 6.92  $ 5.45    $ 7.86   $10.31
----------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                      12.57     26.97  (30.53)   (23.76)  (11.42)^c
----------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                  132       132     118       164      139
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                        1.06      1.07    1.01      1.11     1.06
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                         1.06      1.07    1.01      1.10     1.01
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               .31      (.17)   (.10)     (.31)    (.20)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                              58        50      48        34       14
----------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share and per share information, for the period prior to December 31, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

SVS MFS Strategic Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio's investment objective is to provide capital appreciation. The portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of companies which the manager believes are undervalued in the market relative to their long term potential. The equity securities of these companies may be undervalued because they are temporarily out of favor in the market due to:

o  a decline in the market

o  poor economic conditions

o developments that have affected or may affect the issuer of the securities or the issuer's industry; or

o  the market has overlooked them

Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

The portfolio also invests in other types of securities, such as fixed income securities, including lower rated securities commonly referred to as junk bonds, and warrants, when relative values make such purchases attractive.

The manager uses a bottom-up, as opposed to a top-down, investment style in managing the portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the manager and the subadvisor's large group of equity research analysts.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.


Other Investments

The portfolio may invest in foreign securities (including emerging markets securities), through which it may have exposure to foreign currencies. The portfolio has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

o a bond could decline in credit quality or go into default; this risk is greater with lower rated bonds;

o some bonds could be paid off earlier than expected, which could hurt the portfolio's performance; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year -- Class A shares

                                                             26.74       17.82
--------------------------------------------------------------------------------
                                                              2003       2004
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 19.90%, Q2 2003                   Worst Quarter: -5.44%, Q1 2003

2005 Total Return as of March 31: -2.87%


Average Annual Total Returns (%) as of 12/31/2004

                                          1 Year            Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A                       17.82                    7.48

Index                                      16.49                    9.47
--------------------------------------------------------------------------------

Index: The Russell 1000 Value Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

*   Since 5/1/02. Index comparison begins 4/30/02.

Total returns from inception through 2004 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.95%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                         None
--------------------------------------------------------------------------------
Other Expenses                                                           0.47
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                          1.42
--------------------------------------------------------------------------------
Expense Waiver/Reimbursement*                                            0.27
--------------------------------------------------------------------------------
Net Annual Operating Expenses*                                           1.15
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS MFS Strategic Value Portfolio to 1.15%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares            $117           $423           $751          $1,679
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio's subadvisor is Massachusetts Financial Services Company ("MFS"). The portfolio is managed by a team that participates equally in the research process, strategy discussions, portfolio construction, final buy and sell decisions, and risk management for the portfolio. The portfolio management team is comprised of Kenneth J. Enright and Alan T. Langsner. Mr. Enright is a Senior Vice President of MFS and a Chartered Financial Analyst, has been employed in the investment management area of the subadvisor since 1986 and joined the portfolio in 2002. Mr. Langsner is a Vice President of MFS. He joined MFS in 1999 as an Equity Research Analyst following newspapers, networking, telecom equipment, specialty pharmaceuticals, electric equipment, software, and small and mid-cap biotechnology. Mr. Langsner joined the portfolio in 2004.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS MFS Strategic Value Portfolio -- Class A

-----------------------------------------------------------------------------------------------------
Year Ended December 31,                                                    2004     2003     2002^a
-----------------------------------------------------------------------------------------------------

Selected Per Share Data
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $10.24   $ 8.12   $10.00
-----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                            .11      .06      .05
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       1.71     2.10    (1.93)
-----------------------------------------------------------------------------------------------------
  Total from investment operations                                         1.82     2.16    (1.88)
-----------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                    (.05)    (.04)      --
-----------------------------------------------------------------------------------------------------
  Net realized gains                                                       (.01)      --       --
-----------------------------------------------------------------------------------------------------
  Total distributions                                                      (.06)    (.04)      --
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $12.00   $10.24   $ 8.12
-----------------------------------------------------------------------------------------------------
Total Return (%)^c                                                        17.82    26.74   (18.80)**
-----------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       15        7        5
-----------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                            1.42     1.93     2.71*
-----------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                             1.14     1.15     1.15*
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                  1.05      .67      .82*
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  54       40        7
-----------------------------------------------------------------------------------------------------

^a For the period from May 1, 2002 (commencement of operations) to December 31, 2002.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

SVS Oak Strategic Equity Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital growth.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities. The portfolio invests primarily in common stocks of established US companies with large market capitalizations (in excess of $5 billion). In selecting investments, the portfolio manager chooses stocks of companies which he believes have above-average growth potential at attractive prices. The portfolio manager's investment process begins with a top-down analysis of industry sectors that he believes have the best potential for long-term growth based on an overall analysis of the economy and interest rate trends. The portfolio manager then focuses on the key performers in those areas based on a highly qualitative, subjective analysis of individual companies' fundamental values, such as earnings growth potential and the quality of corporate management. The portfolio manager buys and holds companies for the long-term and seeks to keep portfolio turnover to a minimum.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Growth Investing Risk. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.


Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the return for the portfolio's Class A shares has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


Annual Total Return (%) as of 12/31 each year -- Class A shares

                                               -39.74     49.78       1.31
--------------------------------------------------------------------------------
                                                2002       2003       2004
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 20.09%, Q2 2003                   Worst Quarter: -27.69%, Q2 2002

2005 Total Return as of March 31: -10.49%

Average Annual Total Returns (%) as of 12/31/2004

                                          1 Year          Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A                       1.31                 -9.44

Index                                      6.30                 -3.18
--------------------------------------------------------------------------------

Index: The Russell 1000 Growth Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

*   Since 5/1/01. Index comparison begins 4/30/01.

Total returns for 2001 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                              Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.95%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                          0.15
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                        1.10
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Oak Strategic Equity Portfolio to 1.15%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs, above this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $112           $350           $606          $1,340
--------------------------------------------------------------------------------


The Portfolio Manager

The portfolio's subadvisor is Oak Associates, Ltd. The portfolio manager is James D. Oelschlager. Mr. Oelschlager began his investment career in 1970 and founded Oak Associates, Ltd. in 1985. Mr. Oelschlager has managed the portfolio since its inception.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Oak Strategic Equity Portfolio -- Class A


----------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2004      2003     2002      2001^a
----------------------------------------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $ 6.86    $ 4.58   $ 7.60    $10.00
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                            .01      (.03)    (.02)     (.02)
----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        .08      2.31    (3.00)    (2.38)
----------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          .09      2.28    (3.02)    (2.40)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $ 6.95    $ 6.86   $ 4.58    $ 7.60
----------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           1.31     49.78   (39.74)   (24.00)^c*
----------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       71        76       41        44
----------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                            1.10      1.13      .96      1.44*
----------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                             1.10      1.13      .96      1.15*
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   .08      (.48)    (.30)     (.43)*
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  39         6       16        3*
----------------------------------------------------------------------------------------------------------------

^a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

SVS Turner Mid Cap Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation.

The portfolio pursues its objective by investing in common stocks and other equity securities of US companies with medium market capitalizations that the portfolio managers believe have strong earnings growth potential. The portfolio will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector concentrations that approximate those of the Russell Midcap Growth Index. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Portfolio exposure is generally limited to 5% in any single issuer, subject to exceptions for the most heavily weighted securities in the Index.

Under normal circumstances, at least 80% of the portfolio's net assets, plus the amount of any borrowings for investment purposes, will be invested in stocks of mid-cap companies, which are defined for this purpose as companies with market capitalizations at the time of purchase in the range of market capitalizations of those companies included in the Index (as of March 31, 2005, the Index had a median market capitalization of $3.39 billion). 4___The portfolio managers generally look for medium market capitalization companies with strong histories of earnings growth that are likely to continue to grow their earnings. A stock becomes a sell candidate if there is deterioration in the company's earnings growth potential. Moreover, positions will be trimmed to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the Index.

In focusing on companies with strong earnings growth potential, the portfolio managers engage in a relatively high level of trading activity so as to respond to changes in earnings forecasts and economic developments.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When prices of stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Growth Investing Risk. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose a portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year -- Class A shares

                                                   -32.20     48.49       11.04
--------------------------------------------------------------------------------
                                                    2002       2003       2004
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 19.37%, Q2 2003                   Worst Quarter: -19.06%, Q2 2002

2005 Total Return as of March 31: -2.43%


Average Annual Total Returns (%) as of 12/31/2004

                                          1 Year           Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A                       11.04                  -0.38

Index                                      15.48                   2.45
--------------------------------------------------------------------------------

Index: The Russell Midcap Growth Index is an unmanaged index composed of common stocks of mid-cap companies with higher price-to-book ratios and higher forecasted growth values.

*   Since 5/1/01. Index comparison begins 4/30/01.

Total returns for 2001 would have been lower if operating expenses had not been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                              Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          1.00%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                          0.19
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                        1.19
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Turner Mid Cap Growth Portfolio to 1.30%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $121           $378           $654          $1,443
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio's subadvisor is Turner Investment Partners, Inc. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The portfolio managers are Christopher K. McHugh, William C. McVail and Robert
E. Turner, who have each managed the portfolio since its inception. Mr. McHugh began his investment career in 1986 and joined the subadvisor when it was founded in 1990. Mr. McHugh is a principal at Turner Investment Partners, Inc. Mr. McVail began his investment career in 1988 and joined Turner Investment Partners, Inc. in 1998 after serving as a portfolio manager at PNC Equity Advisors. Mr. McVail is also a principal at Turner Investment Partners, Inc. Mr. Turner began his investment career in 1981 and is a principal and the founder, chairman and Chief Investment Officer of Turner Investment Partners, Inc.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Turner Mid Cap Growth Portfolio -- Class A

--------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                 2004     2003      2002     2001^a
--------------------------------------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 8.88   $ 5.98    $ 8.82   $10.00
--------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                         (.07)    (.06)     (.06)    (.04)
--------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions     1.05     2.96     (2.78)   (1.14)
--------------------------------------------------------------------------------------------------------------
  Total from investment operations                                        .98     2.90     (2.84)   (1.18)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $ 9.86   $ 8.88    $ 5.98   $ 8.82
--------------------------------------------------------------------------------------------------------------
Total Return (%)                                                        11.04    48.49    (32.20)  (11.80)^c**
--------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                    118      110        61       48
--------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                          1.19     1.18      1.13     1.82*
--------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                           1.19     1.18      1.13     1.30*
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                (.82)    (.90)     (.82)    (.76)*
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               174      155       225      205*
--------------------------------------------------------------------------------------------------------------

^a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o The portfolios may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor or a portfolio's subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest. For Scudder Money Market Portfolio, such determination will be made pursuant to procedures adopted by the Board.

Each portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until a portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The portfolios' Statement of Additional Information includes a description of each portfolio's policies and procedures with respect to the disclosure of a portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM, which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or its subadvisors make the portfolios' investment decisions, buy and sell securities for the portfolios and conduct research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor or a subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio during the most recent fiscal year, as a percentage of each portfolio's average daily net assets:


Portfolio Name                                                        Fee Paid
--------------------------------------------------------------------------------
Scudder Aggressive Growth Portfolio*                                   0.68%
--------------------------------------------------------------------------------
Scudder Blue Chip Portfolio                                            0.65%
--------------------------------------------------------------------------------
Scudder Fixed Income Portfolio                                         0.60%
--------------------------------------------------------------------------------
Scudder Global Blue Chip Portfolio                                     1.00%
--------------------------------------------------------------------------------
Scudder Government & Agency Securities Portfolio                       0.55%
--------------------------------------------------------------------------------
Scudder High Income Portfolio                                          0.60%
--------------------------------------------------------------------------------

Portfolio Name                                                        Fee Paid
--------------------------------------------------------------------------------
Scudder International Select Equity Portfolio                          0.75%
--------------------------------------------------------------------------------
Scudder Large Cap Value Portfolio                                      0.75%
--------------------------------------------------------------------------------
Scudder Money Market Portfolio                                         0.49%
--------------------------------------------------------------------------------
Scudder Small Cap Growth Portfolio                                     0.65%
--------------------------------------------------------------------------------
Scudder Strategic Income Portfolio                                     0.65%
--------------------------------------------------------------------------------
Scudder Technology Growth Portfolio*                                   0.75%
--------------------------------------------------------------------------------
Scudder Total Return Portfolio                                         0.55%
--------------------------------------------------------------------------------
Scudder Mercury Large Cap Core Portfolio*+                             0.90%
--------------------------------------------------------------------------------
Scudder Templeton Foreign Value Portfolio*+                            0.00%
--------------------------------------------------------------------------------
SVS Davis Venture Value Portfolio                                      0.95%
--------------------------------------------------------------------------------
SVS Dreman Financial Services Portfolio*                               0.75%
--------------------------------------------------------------------------------
SVS Dreman High Return Equity Portfolio*                               0.73%
--------------------------------------------------------------------------------
SVS Dreman Small Cap Value Portfolio                                   0.75%
--------------------------------------------------------------------------------
SVS Index 500 Portfolio*                                               0.32%
--------------------------------------------------------------------------------
SVS INVESCO Dynamic Growth Portfolio*                                  0.82%
--------------------------------------------------------------------------------
SVS Janus Growth And Income Portfolio                                  0.95%
--------------------------------------------------------------------------------
SVS Janus Growth Opportunities Portfolio                               0.95%
--------------------------------------------------------------------------------
SVS MFS Strategic Value Portfolio*                                     0.68%
--------------------------------------------------------------------------------
SVS Oak Strategic Equity Portfolio                                     0.95%
--------------------------------------------------------------------------------
SVS Turner Mid Cap Growth Portfolio*                                   1.00%
--------------------------------------------------------------------------------

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

+    Annualized effective rate.

Effective October 1, 2004, Scudder Money Market Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets                                           Fee Rate
--------------------------------------------------------------------------------
First $215 million                                                  0.500%
--------------------------------------------------------------------------------
Next $335 million                                                   0.375%
--------------------------------------------------------------------------------
Next $250 million                                                   0.300%
--------------------------------------------------------------------------------
Over $800 million                                                   0.250%
--------------------------------------------------------------------------------


Effective October 1, 2004, SVS Index 500 Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rate shown below:

Portfolio                                                          Fee Rate
--------------------------------------------------------------------------------
SVS Index 500 Portfolio                                             0.200%
--------------------------------------------------------------------------------


Effective November 15, 2004, Scudder Mercury Large Cap Core Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets                                            Fee Rate
--------------------------------------------------------------------------------
First $250 million                                                  0.900%
--------------------------------------------------------------------------------
Next $250 million                                                   0.850%
--------------------------------------------------------------------------------
Next $500 million                                                   0.800%
--------------------------------------------------------------------------------
Next $1 billion                                                     0.750%
--------------------------------------------------------------------------------
Next $500 million                                                   0.700%
--------------------------------------------------------------------------------
Over $2.5 billion                                                   0.650%
--------------------------------------------------------------------------------

Effective November 15, 2004, Scudder Templeton Foreign Value Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets                                             Fee Rate
--------------------------------------------------------------------------------
First $250 million                                                  0.950%
--------------------------------------------------------------------------------
Next $250 million                                                   0.900%
--------------------------------------------------------------------------------
Next $500 million                                                   0.850%
--------------------------------------------------------------------------------
Next $1 billion                                                     0.750%
--------------------------------------------------------------------------------
Next $500 million                                                   0.700%
--------------------------------------------------------------------------------
Over $2.5 billion                                                   0.650%
--------------------------------------------------------------------------------


Effective May 2, 2005, Scudder Small Cap Growth Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets                                           Fee Rate
--------------------------------------------------------------------------------
First $250 million                                                  0.650%
--------------------------------------------------------------------------------
Next $750 million                                                   0.625%
--------------------------------------------------------------------------------
Over $1 billion                                                     0.600%
--------------------------------------------------------------------------------


Effective May 2, 2005, Scudder Total Return Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets                                           Fee Rate
--------------------------------------------------------------------------------
First $250 million                                                  0.470%
--------------------------------------------------------------------------------
Next $750 million                                                   0.445%
--------------------------------------------------------------------------------
Over $1 billion                                                     0.410%
--------------------------------------------------------------------------------


Effective May 1, 2005, SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio each pays a monthly investment management fee, based on the average daily net assets of each portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets                                           Fee Rate
--------------------------------------------------------------------------------
First $250 million                                                  0.750%
--------------------------------------------------------------------------------
Next $750 million                                                   0.725%
--------------------------------------------------------------------------------
Next $1.5 billion                                                   0.700%
--------------------------------------------------------------------------------
Over $2.5 billion                                                   0.675%
--------------------------------------------------------------------------------


Portfolio Subadvisors

Subadvisor for Scudder International Select Equity Portfolio, Scudder Strategic Income Portfolio and Scudder Total Return Portfolio

Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), One Appold Street, London, England, an affiliate of the advisor, is the subadvisor for Scudder International Select Equity Portfolio, Scudder Strategic Income Portfolio and Scudder Total Return Portfolio. With regard to Scudder Strategic Income Portfolio, DeAMIS is responsible for managing the portion of the portfolio's assets invested in emerging market debt securities. With regard to Scudder Total Return Portfolio, DeAMIS provides services related to foreign securities, foreign currency transactions and related instruments with regard to the portion of the portfolio that is allocated to it by the advisor from time to time for management. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. DeAMIS is an indirect, wholly owned subsidiary of Deutsche Bank AG. DeIM pays a fee to DeAMIS for acting as subadvisor to each portfolio.

Subadvisor for Scudder Mercury Large Cap Core Portfolio

Fund Asset Management, L.P., doing business as Mercury Advisors, a division of Merrill Lynch Investment Managers ("MLIM"), 4 World Financial Center, New York, New York 10080, is the subadvisor for Scudder Mercury Large Cap Core Portfolio. As of December 31, 2004, MLIM managed over $501 billion in client assets worldwide.

Effective November 15, 2004, DeIM pays a fee to MLIM for acting as subadvisor to the portfolio at the annual rates shown below:

Average Daily Net Assets                                              Fee Rate
--------------------------------------------------------------------------------
First $50 million                                                      0.470%
--------------------------------------------------------------------------------
Next $200 million                                                      0.440%
--------------------------------------------------------------------------------
Next $250 million                                                      0.400%
--------------------------------------------------------------------------------
Next $500 million                                                      0.350%
--------------------------------------------------------------------------------
Next $1.5 billion                                                      0.325%
--------------------------------------------------------------------------------
Over $2.5 billion                                                      0.300%
--------------------------------------------------------------------------------


Subadvisor for Scudder Templeton Foreign Value Portfolio

Templeton Investment Counsel LLC ("Templeton"), 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, FL, is the subadvisor for Scudder Templeton Foreign Value Portfolio. Templeton is an indirect, wholly owned subsidiary of Franklin Resources, Inc. As of September 30, 2004, Templeton and its affiliates managed over $360 billion in assets.

Effective November 15, 2004, DeIM pays a fee to Templeton for acting as subadvisor to the portfolio at the annual rates shown below:

Average Daily Net Assets                                              Fee Rate
--------------------------------------------------------------------------------
First $50 million                                                     0.625%
--------------------------------------------------------------------------------
Next $150 million                                                     0.465%
--------------------------------------------------------------------------------
Next $300 million                                                     0.375%
--------------------------------------------------------------------------------
Over $500 million                                                     0.350%
--------------------------------------------------------------------------------

Although none of the legal proceedings described below currently involve your portfolio, these matters affect Templeton, your portfolio's subadvisor. The information that follows has been provided to the portfolio by Templeton.

On August 2, 2004, Franklin Resources, Inc. announced that Franklin Advisers, Inc. ("Advisers"), adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds, reached a settlement with the Securities and Exchange Commission (SEC) that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (August Order). The SEC's August Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Massachusetts Consent Order described below.

Under the terms of the SEC's August Order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. The independent distribution consultant is in the process of developing a methodology and Plan of Distribution pursuant to the August Order. Therefore, it is not currently possible to say which particular groups of fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The August Order also required Advisers to, among other things:

o Enhance and periodically review compliance policies and procedures, and establish a corporate ombudsman; and

o Establish a new internal position whose responsibilities shall include compliance matters related to conflicts of interests.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Advisers and Franklin Templeton Alternative Strategies, Inc.
(FTAS), reached an agreement with the Securities Division of the Office of the

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Secretary of the Commonwealth of Massachusetts (the State of Massachusetts)
related to its administrative complaint filed on February 4, 2004. The administrative complaint concerned one instance of market timing that was also a subject of the August 2, 2004 settlement that Advisers reached with the SEC, as described above. Under the terms of the settlement consent order issued by the State of Massachusetts, Advisers and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (Massachusetts Consent Order). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Advisers and FTAS admitted the facts in the Statements of Fact.

On November 19, 2004, Franklin Resources, Inc. reached a second agreement with the State of Massachusetts regarding an administrative complaint filed on October 25, 2004 (the Second Complaint). The Second Complaint alleged that Franklin Resources, Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order) failed to state that Advisers and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order. As a result of the November 19, 2004 settlement with the State of Massachusetts, Franklin Resources, Inc. filed a new Form 8-K (in which it revised the description of the Massachusetts Consent Order). The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds), reached an agreement with the California Attorney General's Office (CAGO), resolving the issues resulting from the CAGO's investigation concerning marketing support payments to securities dealers who sell fund shares. Under the terms of the settlement with the CAGO, Distributors agreed to pay $2 million to the State of California as a civil penalty, $14 million to Franklin Templeton funds to be allocated by an independent distribution consultant to be paid for by Distributors, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that Distributors and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities and Exchange Act of 1934" (December Order).

Under the terms of the SEC's December Order, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors.

The SEC's December Order and the CAGO settlement agreement concerning marketing support payments provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The independent distribution consultant has substantially completed preparation of these distribution plans. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies have been disbursed. The SEC and the Franklin Fund Board have not yet approved the distribution plan pertaining to the SEC marketing support payments December Order. When approved, disbursements of settlement monies under the SEC's December Order will also be made promptly in accordance with the terms and conditions of that order. Advisers and Distributors also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the Franklin Funds' prospectus and statement of additional information.

Franklin Resources, Inc. and certain of its subsidiaries, in addition to most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the matters reported above. The lawsuits were filed in federal district courts in California, Florida, Illinois, Massachusetts, Nevada, New Jersey, and New York, and in state courts in Illinois. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland. Franklin Resources, Inc. believes that the claims made in each of the lawsuits are without merit and intends to defend vigorously against the allegations. It is possible that additional similar civil actions related to the matters reported above could be filed in the future.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."


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Subadvisor for SVS Davis Venture Value Portfolio

Davis Selected Advisers, L.P., 2949 E. Elvira Road, Suite 101, Tucson, Arizona 85706, is the subadvisor to SVS Davis Venture Value Portfolio. Davis Selected Advisers, L.P. began serving as investment advisor to Davis New York Venture Fund in 1969 and currently serves as investment advisor to all of the Davis Funds, and acts as advisor or subadvisor for a number of other institutional accounts including mutual funds and private accounts. DeIM pays a fee to Davis Selected Advisers, L.P. for acting as subadvisor to SVS Davis Venture Value Portfolio.


Subadvisor for SVS Dreman Financial Services Portfolio, SVS Dreman High Return Equity Portfolio and SVS Dreman Small Cap Value Portfolio

Dreman Value Management L.L.C., 520 East Cooper Avenue, Aspen, Colorado, is the subadvisor to SVS Dreman Financial Services Portfolio, SVS Dreman High Return Equity Portfolio and SVS Dreman Small Cap Value Portfolio and receives a fee for its services from DeIM. Founded in 1977, Dreman Value Management L.L.C. currently manages over $11 billion in assets. DeIM pays a fee to Dreman Value Management L.L.C. for acting as subadvisor to each portfolio.


Subadvisor for SVS Index 500 Portfolio

Northern Trust Investments, N.A. ("NTI"), 50 South LaSalle Street, Chicago, Illinois serves as subadvisor for SVS Index 500 Portfolio. NTI has managed accounts, including registered investment companies, designed to mirror the performance of the same index as the portfolio seeks to replicate. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. As of December 31, 2004, NTI had approximately $274 billion in assets under management.


Subadvisor for SVS INVESCO Dynamic Growth Portfolio

INVESCO Institutional (N.A.), ("INVESCO"), located at 1360 Peachtree Street NE, Atlanta, GA 30309, is the subadvisor to SVS INVESCO Dynamic Growth Portfolio. INVESCO, along with its affiliates, manages over $195 billion in assets. INVESCO is a subsidiary of AMVESCAP plc, an international investment management company that manages more than $382 billion in assets worldwide as of December 31, 2004. AMVESCAP is based in London, with money managers located in Europe, North and South America and the Far East. DeIM pays a fee to INVESCO for acting as subadvisor to SVS INVESCO Dynamic Growth Portfolio.

INVESCO has assumed subadvisory responsibilities for the portfolio from its affiliate, INVESCO Funds Group ("IFG").

Although none of the legal proceedings described below currently involve your portfolio, these matters affect INVESCO, your portfolio's subadvisor. The information that follows has been provided to the portfolio by INVESCO.

On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the chief executive officer of IFG. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG.

The SEC proceeding, filed in the United States District Court for the District of Colorado [Civil Action No. 03-N-2421 (PAC)], alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC alleges violations of Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, Section 206(1) and 206(2) of the Investment Advisers act of 1940, and Sections 34(b) and 36(a) of the Investment Company Act of 1940. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

The NYAG proceeding, filed in the Supreme Court of the State of New York (New York County), is also based on the circumstances described above. The NYAG proceeding alleges violation of Article 23-A (the "Martin Act") and Section 349 of the General Business Law of the State of New York and Section 63(12) of the State of New York's Executive Law. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

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The Colorado proceeding, filed in the Colorado District Court, in the City and
County of Denver, Colorado, is also based on the circumstances described above. The Colorado proceeding alleges violations of Section 6-1-105(1) of the Colorado Consumer Protection Act. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia and the Colorado Securities Division. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc., and the SEC.

On September 7, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG, the former subadvisor to the portfolio, announced that IFG had reached agreements in principle with the Attorney General of the State of Colorado ("COAG"), the Office of the Attorney General of the State of New York ("NYAG") and the staff of the SEC to resolve civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. All of the agreements are subject to preparation and signing of final settlement documents. The SEC agreements also are subject to approval by the full Commission. Additionally, the Secretary of State of the State of Georgia is agreeable to the resolutions with other regulators.

Under the terms of the agreements, IFG will pay a total of $325 million, of which $110 million is civil penalties. It is expected that the final settlement documents will provide that the total settlement payments by IFG will be available to compensate shareholders of the INVESCO Funds harmed by market timing activity, as determined by an independent distribution consultant to be appointed under the settlements. The agreements will also commit IFG and the INVESCO Funds to a range of corporate governance reforms. Under the agreements with the NYAG and COAG, management fees on the INVESCO Funds will be reduced by $15 million per year for the next five years. IFG will also make other settlement-related payments required by the State of Colorado.

None of the costs of the settlements will be borne by the INVESCO Funds or by shareholders.

On August 31, 2004, the SEC announced settled enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. The SEC alleged that Messrs. Miller, Kolbe and Legoski violated Federal securities laws by facilitating widespread market timing trading in certain INVESCO Funds in contravention of those Funds' public disclosures. As part of such settlement, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, and further prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively. The SEC also prohibited Mr. Legoski from associating with a broker or dealer for a period of one year. The status of Raymond R. Cunningham (former Chief Executive Officer of IFG) remains unresolved at this date.

As a result of the matters discussed above, investors in the portfolio might react by redeeming their investments. This might require the portfolio to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the portfolio.


Response of AMVESCAP

AMVESCAP, the parent company of INVESCO, is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring IFG or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including SVS Dynamic Growth Portfolio.


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Private actions

In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties including IFG, depending on the lawsuit. The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA");
(iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation recently has ordered that efficiency will be achieved if all actions alleging market timing throughout the mutual fund industry are transferred to the District of Maryland for coordinated pretrial discovery. IFG anticipates that the Panel will issue orders to transfer actions pending against it to the multidistrict litigation as well.

Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against IFG or AMVESCAP and related entities and individuals in the future. IFG does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the portfolio the services it has agreed to provide.


Subadvisor for SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio

Janus Capital Management LLC ("Janus Capital"), 151 Detroit Street, Denver, Colorado, is the subadvisor to SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio. Janus Capital began serving as investment advisor to Janus Fund in 1970 and currently serves as investment advisor to all of the Janus Funds, acts as subadvisor for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. DeIM pays a fee to Janus Capital for acting as subadvisor to SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio.

Although none of the legal proceedings described below currently involve your portfolios, these matters affect Janus Capital, your portfolio's subadvisor. The information that follows has been provided to the portfolios by Janus Capital.

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical


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matter, supersede the previously filed complaints. The five complaints include
(i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class, (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940. A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence. A similar complaint was filed against Janus Capital in the U.S. District Court for the District of Massachusetts asserting similar claims against Janus Capital in its capacity as sub-adviser to a non-Janus mutual fund.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the portfolios.


Subadvisor for SVS MFS Strategic Value Portfolio

Massachusetts Financial Services Company ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the subadvisor to SVS MFS Strategic Value Portfolio. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $146.2 billion as of December 31, 2004. DeIM pays a fee to MFS for acting as subadvisor to SVS MFS Strategic Value Portfolio.

Although none of the legal proceedings described below currently involve your portfolio, these matters affect MFS, your portfolio's subadvisor. The information that follows has been provided to the portfolio by MFS.

On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with MFS fund sales (the term "MFS funds" means the open-end registered management investment companies sponsored by MFS). Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan developed by an independent distribution consultant. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003. The agreement with the SEC is reflected in an order of the SEC. The SEC settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The SEC settlement order states that MFS had in place policies designed to obtain best execution of all MFS fund trades. As part of the settlement, MFS retained an independent compliance consultant to review the completeness of its current policies and practices regarding disclosure to MFS fund trustees and to MFS fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial intermediaries who support the sale of MFS fund shares. Pursuant to the SEC order, on July 28, 2004, MFS transferred these settlement amounts to the SEC, and those MFS funds entitled to these settlement amounts accrued an estimate of their pro rata portion of these amounts. The final distribution plan was approved by the SEC on January 21, 2005, and the affected MFS funds received the payment on February 16, 2005.


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In addition, in February 2004, MFS reached agreement with the SEC, the New York
Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS open-end retail fund ("MFS retail funds") prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS retail funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that they prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market retail funds. MFS' former Chief Executive Officer and former President also reached agreement with the SEC in which they agreed to, among other terms, monetary fines and temporary suspensions from association with any investment adviser or registered investment company. These individuals have resigned their positions with, and will not be returning to, MFS and the MFS funds. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain MFS retail funds, which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Board of Trustees of the MFS retail funds, and acceptable to the SEC. MFS has further agreed with NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH retained $250,000 and $750,000 was contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes and reviewing its policies and procedures.

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds. The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multidistrict litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS complex are Riggs v. MFS et al., Case No. 04-CV-01162-JFM (direct), Hammerslough
v. MFS et al., Case No. 04-MD-01620 (derivative) and Anita Walker v. MFS et al., Case No. 1:04-CV-01758 (ERISA). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney's fees and costs and other equitable and declaratory relief. Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (a consolidated action) and Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO)).The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney's fees and costs. The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

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Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of certain MFS retail funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the MFS retail funds, and distributed $50 million to affected MFS funds to compensate those funds based upon the amount of brokerage commissions allocated in recognition of MFS fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected MFS funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased portfolio redemptions, reduced sales of portfolio shares, or other adverse consequences to the portfolio.


Subadvisor for SVS Oak Strategic Equity Portfolio

Oak Associates, Ltd. is the subadvisor to SVS Oak Strategic Equity Portfolio. Oak Associates, Ltd. currently has over $9 billion in assets under management. Oak Associates, Ltd.'s principal place of business is 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333. DeIM pays a fee to Oak Associates, Ltd. for acting as subadvisor to SVS Oak Strategic Equity Portfolio.


Subadvisor for SVS Turner Mid Cap Growth Portfolio

Turner Investment Partners, Inc., 1205 Westlakes Drive Suite 100, Berwyn, Pennsylvania, 19312 is the subadvisor to SVS Turner Mid Cap Growth Portfolio. As of December 31, 2004, Turner Investment Partners, Inc. had approximately $15.8 billion in assets under management. DeIM pays a fee to Turner Investment Partners, Inc. for acting as subadvisor to SVS Turner Mid Cap Growth Portfolio.


Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or the advisor. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisor and its affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisor believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

--------------------------------------------------------------------------------

Your Investment in the Portfolios

The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class A shares of each portfolio. Class A shares are offered at net asset value. Each portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II (which includes the portfolios just described) are the participating insurance companies (the "insurance companies") that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolios do not sell shares directly to the public. The portfolios sell shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to a portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolios, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of a portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than a portfolio and have different expense ratios than the portfolios. As a result, the performance of a portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in that portfolio.

The portfolios have a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolios will ask for its name, address and other information that will allow a portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, a portfolio would ask for documents such as the insurance company's articles of incorporation) to help a portfolio verify the insurance company's identity.

A portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

Since Scudder Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), that portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Money Market Portfolio receives investable funds.

A portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the advisor's recommendation of a portfolio.


Buying and Selling Shares

Each portfolio is open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolios continuously sell shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.


Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day a portfolio is open for business.

o Unless otherwise instructed, a portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolios do not issue share certificates.

o The portfolios reserve the right to reject purchases of shares for any reason.

o The portfolios reserve the right to withdraw or suspend the offering of shares at any time.

o The portfolios reserve the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolios may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of a portfolio, they are deemed to be in a portfolio's best interest or when a portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolios may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and the insurance company may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of a portfolio's shareholders.

o Currently, the Board of Trustees of Scudder Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to each portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolios (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for portfolios investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations."
Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., "time zone arbitrage").

The portfolios discourage short-term and excessive trading. The portfolios will take steps to detect and deter short-term and excessive trading pursuant to each portfolio's policies as described in this prospectus and approved by the Board.

Each portfolio's policies include:

o each portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to a portfolio; and

o each portfolio has adopted certain fair valuation practices reasonably designed to protect a portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a portfolio. (See "How the Portfolios Calculate Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to a portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolios reserve the right to terminate a separate account's ability to invest in the portfolios if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of each portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of a portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in that portfolio. It is important to note that the advisor and the portfolios do not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in a portfolio.

The portfolios' policies and procedures may be modified or terminated at any time.

Since Scudder Money Market Portfolio holds short-term instruments and is intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in this portfolio and, accordingly, the Board has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other Scudder funds.


How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.


How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to a portfolio. Contract owners should contact their insurance company to effect transactions in a portfolio.


How the Portfolios Calculate Share Price

To calculate net asset value per share or NAV, each portfolio uses the following equation:

                      TOTAL ASSETS - TOTAL LIABILITIES
                    ------------------------------------- = NAV
                     TOTAL NUMBER OF SHARES OUTSTANDING


The price at which you buy and sell shares for each portfolio is the NAV.

For Scudder Money Market Portfolio, the share price, or NAV, is normally $1.00 calculated using amortized cost value (the method used by most money market funds).

Except with Scudder Money Market Portfolio, we typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.


Distributions

Scudder Money Market Portfolio intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.


Taxes

Each portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and a portfolio's performance. They also have detailed performance figures, a list of everything each portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 778-1482 or contact Scudder Investments at the address listed below. The portfolios' SAI and shareholder reports are also available through the Scudder Web site at www.scudder.com. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
(800) 778-1482                               (202) 942-8090

                                             www.sec.gov


                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Variable Series II



o Scudder Aggressive Growth Portfolio    o Scudder Mercury Large Cap Core
                                           Portfolio
o Scudder Blue Chip Portfolio
                                         o Scudder Templeton Foreign Value
o Scudder Fixed Income Portfolio           Portfolio

o Scudder Global Blue Chip Portfolio     o SVS Davis Venture Value Portfolio

o Scudder Government & Agency Securities o SVS Dreman Financial Services
  Portfolio                                Portfolio

o Scudder High Income Portfolio          o SVS Dreman High Return Equity
                                           Portfolio
o Scudder International Select Equity
  Portfolio                              o SVS Dreman Small Cap Value Portfolio

o Scudder Large Cap Value Portfolio      o SVS Index 500 Portfolio

o Scudder Money Market Portfolio         o SVS INVESCO Dynamic Growth Portfolio

o Scudder Small Cap Growth Portfolio     o SVS Janus Growth And Income Portfolio

o Scudder Strategic Income Portfolio     o SVS Janus Growth Opportunities
                                           Portfolio
o Scudder Technology Growth Portfolio
                                         o SVS MFS Strategic Value Portfolio
o Scudder Total Return Portfolio
                                         o SVS Oak Strategic Equity Portfolio

                                         o SVS Turner Mid Cap Growth Portfolio



Prospectus

May 1, 2005


Class B Shares




This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.




The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------------------------------------------------

Table of Contents


                                                                                         Your Investment in
How the Portfolios Work                                                                  the Portfolios


  3  Scudder Aggressive Growth                78  SVS Davis Venture Value                143  Buying and Selling Shares
     Portfolio                                    Portfolio
                                                                                         144  How the Portfolios Calculate
  8  Scudder Blue Chip Portfolio              83  SVS Dreman Financial                        Share Price
                                                  Services Portfolio
 12  Scudder Fixed Income Portfolio                                                      145  Distributions
                                              88  SVS Dreman High Return
 17  Scudder Global Blue Chip                     Equity Portfolio                       145  Taxes
     Portfolio
                                              93  SVS Dreman Small Cap Value
 22  Scudder Government & Agency                  Portfolio
     Securities Portfolio
                                              98  SVS Index 500 Portfolio
 27  Scudder High Income Portfolio
                                             102  SVS INVESCO Dynamic Growth
 33  Scudder International Select                 Portfolio
     Equity Portfolio
                                             107  SVS Janus Growth And Income
 38  Scudder Large Cap Value                      Portfolio
     Portfolio
                                             112  SVS Janus Growth
 43  Scudder Money Market                         Opportunities Portfolio
     Portfolio
                                             117  SVS MFS Strategic Value
 47  Scudder Small Cap Growth                     Portfolio
     Portfolio
                                             122  SVS Oak Strategic Equity
 52  Scudder Strategic Income                     Portfolio
     Portfolio
                                             126  SVS Turner Mid Cap Growth
 58  Scudder Technology Growth                    Portfolio
     Portfolio
                                             131  Other Policies and Risks
 63  Scudder Total Return Portfolio
                                             131  Investment Advisor
 70  Scudder Mercury Large Cap
     Core Portfolio                          133  Portfolio Subadvisors

 74  Scudder Templeton Foreign
     Value Portfolio


How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Aggressive Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation through the use of aggressive investment techniques.

The portfolio normally invests at least 65% of total assets in equities -- mainly common stocks -- of US companies. The portfolio can invest in stocks of small, mid-sized and large companies of any market sector and it may invest in initial public offerings (IPOs) and in growth-oriented market sectors, such as the technology sector. In fact, the portfolio's stock selection methods may at times cause it to invest more than 25% of total assets in a single sector. A sector is made up of numerous industries.

In managing the portfolio, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

The managers also look for companies in growing industries that have innovative products and services, repeat customers and control over costs and prices.

Top-down analysis. The managers consider the economic outlooks for various sectors and industries while looking for those that may benefit from recent or expected changes in the overall business environment.

The managers may favor different types of securities from different industries and companies at different times.

To a limited extent, the managers may seek to take advantage of short-term trading opportunities that result from market volatility. For example, the managers may increase positions in favored companies when prices fall and may sell companies that appear to be fully valued when prices rise.

The managers normally will sell a stock when they believe its price is unlikely to go much higher, its fundamental qualities have changed, other investments offer better opportunities or to adjust their emphasis on a given industry or sector.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

While the portfolio invests mainly in US common stocks, it could invest up to 25% of total assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stocks perform -- in this case, growth stocks. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, and the portfolio may not be able to get attractive prices for them. To the extent that it invests in small and/or mid-sized companies, the portfolio will be subject to increased risk because smaller company stocks tend to be more volatile than stocks of larger companies, in part because, among other things, smaller companies tend to be less established than larger companies, often have more limited product lines, and may depend more heavily upon a few key employees. In addition, the valuation of their stocks often depends on future expectations.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio may be appropriate for long-term investors who can accept an above-average level of risk to their investment and who are interested in potentially higher returns.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


                         -5.20      -21.96      -30.76     33.43       3.61

--------------------------------------------------------------------------------
                          2000       2001        2002       2003       2004
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 23.35%, Q4 2001                   Worst Quarter: -25.99%, Q3 2001

2005 Total Return as of March 31: 1.13%

Average Annual Total Returns (%) as of 12/31/2004

                               1 Year          5 Years       Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class B          3.61            -6.67               -0.19

Index 1                       6.93            -8.87               -4.09

Index 2                      10.88            -2.30               -0.21
--------------------------------------------------------------------------------

Index 1: The Russell 3000 Growth Index is an unmanaged capitalization-weighted index containing the growth stocks in the Russell 3000 Index.

Index 2: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*    Since 5/1/99. Index comparisons begin 4/30/99.

In the bar chart, total return for 2000, 2003 and 2004 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2000, and in 2003 and 2004 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.41
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    1.41
--------------------------------------------------------------------------------
Less Expense Waiver/Reimbursement*                                 0.06
--------------------------------------------------------------------------------
Net Annual Operating Expenses*                                     1.35
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of Scudder Aggressive Growth Portfolio to 1.35%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, (including one year of capped expenses in each period) this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares               $137           $440           $765          $1,686
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Samuel A. Dedio                                             Robert S. Janis
Managing Director of Deutsche Asset Management and          Managing Director of Deutsche Asset Management and Co-Lead
Co-Lead Portfolio Manager of the portfolio.                 Portfolio Manager of the portfolio.
  o  Joined Deutsche Asset Management in 1999 after eight     o  Joined Deutsche Asset Management in 2004 and the portfolio
     years of experience as analyst at Ernst & Young,            in 2005.
     LLP, Evergreen Asset Management and Standard &           o  Co-Lead Portfolio Manager for US Micro, Small and Mid Cap
     Poor's Corp.                                                Equity: New York.
  o  Portfolio manager for US small- and mid-cap equity       o  Previously, 19 years of investment industry experience,
     and senior small-cap analyst for technology.                including portfolio manager for Small/Mid Cap Equity at
  o  Joined the portfolio in 2002.                               Credit Suisse Asset Management (or at its predecessor,
  o  BA, William Patterson University; MS, American              Warburg Pincus Asset Management) and senior research analyst
     University, Kogod School of Business.                       at US Trust Company of New York.
                                                              o  BA, MBA, The Wharton School, University of Pennsylvania.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Aggressive Growth Portfolio -- Class B

--------------------------------------------------------------------------------
 Years Ended December 31,                              2004      2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                $ 9.42    $ 7.06    $ 7.43
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                     (.05)     (.09)     (.02)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on           .39      2.45     (.35)
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                     .34      2.36     (.37)
--------------------------------------------------------------------------------
Net asset value, end of period                      $ 9.76    $ 9.42    $ 7.06
--------------------------------------------------------------------------------
Total Return (%)                                    3.61^c    33.43^c   (4.98)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   6         4        .1
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)       1.41      1.37     1.06*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)        1.34      1.34     1.06*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)            (.50)     (.96)    (.47)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                            103        91        71
--------------------------------------------------------------------------------

^a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

Scudder Blue Chip Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital and income.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of March 31, 20045, the S&P 500 Index had a median market capitalization of $10.829 billion) and that the portfolio managers consider to be "blue chip" companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management.

The portfolio managers look for "blue chip" companies whose stock price is attractive relative to potential growth. The managers use quantitative stock techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers.

The managers will normally sell a stock when the managers believe its fundamental factors have changed, other investments offer better opportunities or in the case of adjusting the portfolio's emphasis on or within a given industry.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

While the portfolio invests mainly in US common stocks, it could invest up to 20% of net assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters;

o  growth stocks may be out of favor for certain periods; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors with long-term goals who are interested in a core stock investment may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


       13.56      24.92      -8.07      -16.02      -22.31     26.76       15.55

--------------------------------------------------------------------------------
       1998        1999       2000       2001        2002       2003       2004
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 18.19%, Q4 1998                   Worst Quarter: -17.49%, Q3 2001

2005 Total Return as of March 31: -0.30%

Average Annual Total Returns (%) as of 12/31/2004

                               1 Year          5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class B           15.55           -2.56                4.36

Index                          11.40           -1.76                7.53
--------------------------------------------------------------------------------

Index: The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest-capitalized US companies whose common stocks are traded in the United States.

*    Since 5/1/97. Index comparison begins 4/30/97.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.18
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                   1.08
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of Scudder Blue Chip Portfolio to 1.35%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares               $110           $343           $595          $1,317
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Janet Campagna                            Robert Wang
Managing Director of Deutsche Asset       Managing Director of Deutsche Asset
Management and Portfolio Manager of       Management and Portfolio Manager of
the portfolio.                            the portfolio.
  o   Joined Deutsche Asset Management      o   Joined Deutsche Asset Management
      in 1999 and the portfolio in              in 1995 as portfolio manager for
      2003.                                     asset allocation after 13 years
  o   Head of global and tactical               of experience of trading fixed
      asset allocation.                         income and derivative securities
  o   Investment strategist and                 at J.P. Morgan.
      manager of the asset allocation       o   Senior portfolio manager for
      strategies group for Barclays             Multi Asset Class Quantitative
      Global Investors from 1994                Strategies: New York.
      to 1999.                              o   Joined the portfolio in 2003.
  o   Over 16 years of investment           o   BS, The Wharton School,
      industry experience.                      University of Pennsylvania.
  o   BS, Northeastern University;
      Master's degree in Social
      Science, California Institute
      of Technology; Ph.D in Political
      Science, University of
      California at Irvine.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Blue Chip Portfolio -- Class B

--------------------------------------------------------------------------------
 Years Ended December 31,                               2004     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $11.80    $ 9.35   $10.28
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                        .09       .04      .03
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on           1.74      2.45    (.96)
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                     1.83      2.49    (.93)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                               (.03)    (.04)         --
--------------------------------------------------------------------------------
Net asset value, end of period                       $13.60    $11.80   $ 9.35
--------------------------------------------------------------------------------
Total Return (%)                                      15.55     26.76   (9.05)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   37        17       .4
--------------------------------------------------------------------------------
Ratio of expenses (%)                                  1.08      1.10     .94*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)               .70       .43     .61*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                             249       182      195
--------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

Scudder Fixed Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income. The portfolio invests for current income, not capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities.

The portfolio invests primarily in investment-grade fixed income securities rated within the top three credit rating categories. The portfolio may invest up to 20% of its total assets in investment-grade fixed income securities rated within the fourth highest credit rating category. The portfolio may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The portfolio may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event the portfolio managers determine that securities meeting the portfolio's investment objective are not readily available for purchase. The portfolio's investments in foreign issuers are limited to US dollar-denominated securities to avoid currency risk.

The portfolio managers utilize a core US fixed income strategy that seeks to add incremental returns to the Lehman Brothers Aggregate Bond Index. In managing the portfolio, the managers generally use a "bottom-up" approach. The managers focus on the securities and sectors they believe are undervalued relative to the market, rather than relying on interest rate forecasts. The managers seek to identify pricing inefficiencies of individual securities in the fixed-income market. Normally, the average duration of the portfolio will be kept within 0.25 years of the duration of the Lehman Brothers Aggregate Bond Index.

Company research lies at the heart of the portfolio's investment process. In selecting individual securities for investment, the portfolio managers:

o assign a relative value, based on creditworthiness, cash flow and price, to each bond;

o determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. The managers look to exploit any inefficiencies between intrinsic value and market trading price;

o use credit analysis to determine the issuer's ability to pay interest and repay principal on its bonds; and

o subordinate sector weightings to individual bonds that may add above-market value.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

The portfolio managers intend to maintain a dollar weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

Other Investments

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of bonds rated below the top three rating categories may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for individuals who are seeking to earn higher current income than an investment in money market funds may provide.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


                           8.76       7.67       -2.30       9.63       5.45        7.77       4.76       4.10

-------------------------------------------------------------------------------------------------------------------
                           1997       1998        1999       2000       2001        2002       2003       2004
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter:  4.03%, Q3 2002                   Worst Quarter: -2.44%, Q2 2004

2005 Total Return as of March 31: -0.31%

Average Annual Total Returns (%) as of 12/31/2004

                                1 Year                      5 Years               Life of Portfolio*
-------------------------------------------------------------------------------------------------------------------
Portfolio -- Class B            4.10                        6.32                        5.62

Index                           4.34                        7.71                        7.14
-------------------------------------------------------------------------------------------------------------------

Index: The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate issues and mortgage securities.

*    Since 5/1/96. Index comparison begins 4/30/96.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class B
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.18
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                   1.03
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of Scudder Fixed Income Portfolio to 1.20%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares             $105           $328           $569          $1,259
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. The team is led by six senior portfolio managers who have final authority over all aspects of the portfolio's investment strategy for their particular sector area of expertise. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Gary W. Bartlett, CFA                     Thomas J. Flaherty
Managing Director of Deutsche Asset       Managing Director of Deutsche Asset
Management and Co-Lead Manager            Management and Co-Lead Manager of the
of the portfolio.                         portfolio.
  o   Joined Deutsche Asset Management      o   Joined Deutsche Asset Management
      in 1992 and the portfolio in 2002.        in 1995 and the portfolio in 2002.
  o   Began investment career in 1982.      o   Began investment career in 1984.
  o   BA, Bucknell University; MBA,         o   BA, SUNY-Stony Brook.
      Drexel University.
                                          Timothy C. Vile, CFA
J. Christopher Gagnier                    Managing Director of Deutsche Asset
Managing Director of Deutsche Asset       Management and Co-Lead Manager to the
Management andCo-Lead Manager of the      portfolio.
portfolio.                                  o   Joined Deutsche Asset Management
  o   Joined Deutsche Asset Management          in 1991.
      in 1997 and the portfolio in 2002.    o   Prior to that, portfolio manager
  o   Prior to that, portfolio manager,         for fixed-income portfolios at
      Paine Webber, from 1984 to 1997.          Equitable Capital Management.
  o   Began investment career in 1979.      o   Portfolio manager for Core Fixed
  o   BS, The Wharton School, University        Income and Global Aggregate Fixed
      of Pennsylvania; MBA, University          Income.
      of Chicago.                           o   Joined the portfolio in 2004.
                                            o   BA, Susquehanna University.
Warren S. Davis
Managing Director of Deutsche Asset       William T. Lissenden
Management andCo-Lead Manager of the      Director of Deutsche Asset Management
portfolio.                                and Portfolio Manager of the
  o   Joined Deutsche Asset Management    portfolio.
      in 1995 and the portfolio in 2002.    o   Joined Deutsche Asset Management
  o   Began investment career in 1985.          in 2002 and the portfolio in 2003.
  o   BS, Pennsylvania State University;    o   Prior to that, fixed income
      MBA, Drexel University.                   strategist and director of
                                                research at Conseco Capital
Daniel R. Taylor, CFA                           Management, director of fixed
Managing Director of Deutsche                   income research and product
Asset Management and                            management at Prudential
Co-Lead Manager of the portfolio.               Securities, national sales
  o   Joined Deutsche Asset Management          manager for fixed income
      in 1998 and the portfolio in 2002.        securities at Prudential
  o   Prior to that, fixed income               Securities and institutional
      portfolio manager, asset-backed           sales professional at several
      securities analyst and senior             firms including Prudential,
      credit analyst, CoreStates                Goldman Sachs and Merrill Lynch.
      Investment Advisors, from 1992 to     o   BS, St. Peter's College; MBA,
      1998.                                     Baruch College.
  o   BS, Villanova University.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Fixed Income Portfolio -- Class B

--------------------------------------------------------------------------------
 Years Ended December 31,                               2004     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $12.13    $11.96   $11.36
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income^b                               .45       .40      .27
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on            .05       .15      .33
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                      .50       .55      .60
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                               (.38)     (.38)       --
--------------------------------------------------------------------------------
  Net realized gains on investment transactions       (.21)        --       --
--------------------------------------------------------------------------------
  Total distributions                                 (.59)     (.38)       --
--------------------------------------------------------------------------------
Net asset value, end of period                       $12.04    $12.13   $11.96
--------------------------------------------------------------------------------
Total Return (%)                                       4.10      4.76   5.28**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   88        45        2
--------------------------------------------------------------------------------
Ratio of expenses (%)                                  1.03      1.05     .92*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)              3.81      3.36    4.69*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                           185^c     229^c      267
--------------------------------------------------------------------------------

^a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

^c The portfolio turnover rate including mortgage dollar roll transactions was 204% and 265% for the year ended December 31, 2004 and December 31, 2003, respectively.

*    Annualized

**   Not annualized

Scudder Global Blue Chip Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital growth.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of companies throughout the world that the portfolio managers consider to be "blue chip" companies. Blue chip companies are large, well known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management. Although the portfolio may invest in any country, it primarily focuses on established companies in countries with developed economies (including the US).

In choosing stocks, the portfolio managers look for those blue-chip companies that appear likely to benefit from global economic trends or have promising new technologies or products.

The managers may favor securities from different companies and industries at different times, while still maintaining variety in terms of the companies and industries represented.

The portfolio normally will sell a stock when the managers believe it has reached its fair value, when its fundamental factors have changed or when adjusting its exposure to a given country or industry.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

While most of the portfolio's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The portfolio may also invest up to 5% of total assets in junk bonds, (i.e., grade BB/Ba and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case US and foreign stock markets. When US and foreign stock prices fall, especially prices of large company stocks, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters.

If you are interested in large-cap stocks and want to look beyond US markets, this portfolio may be appropriate for you.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


                  26.39      -3.60      -15.69      -16.10     28.96       14.33

--------------------------------------------------------------------------------
                   1999       2000       2001        2002       2003       2004
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 18.29%, Q4 1999                   Worst Quarter: -16.07%, Q3 2002

2005 Total Return as of March 31: 0.51%

Average Annual Total Returns (%) as of 12/31/2004

                                              1 Year                 5 Years          Life of Portfolio*
--------------------------------------------------------------------------------------------------------
Portfolio -- Class B                          14.33                   0.13                   3.32

Index                                         14.72                   -2.45                  2.63
--------------------------------------------------------------------------------------------------------

Index: The MSCI World Index is an unmanaged capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and Asia.

*    Since 5/5/98. Index comparison begins 4/30/98.

In the bar chart, total returns for 1999, 2000 and 2003 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2000 and in 2003 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     1.00%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.59
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                   1.84
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of Scudder Global Blue Chip Portfolio to 1.96%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares              $187           $579           $995          $2,159
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Steve M. Wreford, CFA                     Oliver Kratz
Managing Director of Deutsche             Managing Director of Deutsche Asset
Asset Management and Co-Lead              Management and Co-Lead Manager of the
Manager of the portfolio.                 portfolio.
  o   Joined Deutsche Asset Management      o   Joined Deutsche Asset Management
      in 2000 and the portfolio in 2002.        in 1996 and the portfolio in 2003.
  o   Responsible for European              o   Head of global portfolio
      Telecommunications Research.              selection team for Alpha Emerging
  o   Prior to that, five years of              Markets Equity: New York.
      experience as a telecommunication     o   Prior to that, two years of
      and technology equity analyst for         experience at Merrill Lynch,
      CCF International, New York;              Brown Brothers Harriman and
      CCF Charterhouse, London and as a         McKinsey & Co.; authored Frontier
      management consultant for KPMG, UK.       Emerging Markets Securities Price
  o   Chartered Accountant, UK (US CPA          Behavior and Valuation; Kluwers
      equivalent).                              Academic Publishers, 1999.
  o   BSc, Aston University.                o   BA, Tufts University and Karlova
                                                Universidad; MALD and Ph.D from
                                                Fletcher School, administered
                                                jointly by Harvard University and
                                                Tufts University.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Global Blue Chip Portfolio -- Class B

--------------------------------------------------------------------------------
 Years Ended December 31,                               2004     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $10.38    $ 8.06   $ 8.98
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                       .00^d       .04      .02
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on           1.48      2.29    (.94)
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                     1.48      2.33    (.92)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                               (.08)     (.01)        --
--------------------------------------------------------------------------------
Net asset value, end of period                       $11.78    $10.38   $ 8.06
--------------------------------------------------------------------------------
Total Return (%)                                     14.33    28.96^c  (10.24)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   13         6       .2
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)        1.84      1.87    1.60*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)         1.83      1.64    1.60*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)               .02       .55     .49*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                              81        65       41
--------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

^c   Total returns would have been lower had certain expenses not been reduced.

^d   Amount is less than $.005 per share.

*    Annualized

**   Not annualized

Scudder Government & Agency Securities Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the portfolio may invest include:

o  direct obligations of the US Treasury;

o securities such as Ginnie Maes which are mortgage-backed securities issued and guaranteed by the Government National Mortgage Association (GNMA) and supported by the full faith and credit of the United States; and

o securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities, some of which may be supported only by the credit of the issuer.

In deciding which types of government bonds to buy and sell, the portfolio managers first consider the relative attractiveness of Treasuries compared to other US government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use specialized analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio focuses its investments on mortgage-related securities, it is more vulnerable to both of these risks.

Agency Risk. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of economic trends, the relative attractiveness of different securities or other matters.

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by US government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


   18.69        2.30       8.69       6.76        0.43      10.65       7.22        7.81       1.83       3.36

-------------------------------------------------------------------------------------------------------------------
    1995        1996       1997       1998        1999       2000       2001        2002       2003       2004
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 6.01%, Q2 1995                    Worst Quarter: -2.05%, Q1 1996

2005 Total Return as of March 31: -0.18%

Average Annual Total Returns (%) as of 12/31/2004

                                1 Year                      5 Years                    10 Years
--------------------------------------------------------------------------------------------------------------------
Portfolio -- Class B            3.36                        6.13                        6.66

Index                           4.35                        7.00                        7.54
--------------------------------------------------------------------------------------------------------------------

Index: The Lehman Brothers GNMA Index is an unmanaged market value-weighted measure of all fixed rate securities backed by mortgage pools of the Government National Mortgage Association.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.20
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    1.00
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                      1 Year        3 Years        5 Years      10 Years
--------------------------------------------------------------------------------
Class B shares                $102           $318           $552        $1,225
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by co-managers who are responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Sean P. McCaffrey, CFA                    William Chepolis, CFA
Managing Director of Deutsche Asset       Managing Director of Deutsche Asset
Management and Co-Manager of the          Management and Co-Manager of the
portfolio.                                portfolio.
  o   Joined Deutsche Asset Management      o   Joined Deutsche Asset Management
      in 1996 after five years of               in 1998 after 13 years of
      experience as fixed income analyst        experience as vice president and
      at Fidelity Investments.                  portfolio manager for Norwest
  o   Portfolio manager for structured          Bank where he managed the bank's
      and quantitatively based active           fixed income and foreign
      investment-grade and enhanced             exchange portfolios.
      fixed income strategies underlying    o   Senior Mortgage Backed Portfolio
      retail mutual fund and                    Manager: New York.
      institutional mandates.               o   Joined the portfolio in 2002.
  o   Heads the Fixed Income Enhanced       o   BIS, University of Minnesota.
      Strategies & Mutual Funds Team:
      New York.
  o   Joined the portfolio in 2002.
  o   BS, Carnegie-Mellon University;
      MBA, Yale University.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Government & Agency Securities Portfolio -- Class B

--------------------------------------------------------------------------------
 Years Ended December 31,                               2004     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $12.51    $12.82   $12.36
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income^b                               .40       .27      .31
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on            .02     (.04)      .15
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                      .42       .23      .46
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                               (.30)     (.32)        --
--------------------------------------------------------------------------------
  Net realized gains on investment transactions       (.11)     (.22)        --
--------------------------------------------------------------------------------
  Total distributions                                 (.41)     (.54)        --
--------------------------------------------------------------------------------
Net asset value, end of period                       $12.52    $12.51   $12.82
--------------------------------------------------------------------------------
Total Return (%)                                     3.36^d      1.83   3.72**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   49        38        3
--------------------------------------------------------------------------------
Ratio of expenses (%)                                  1.00       .98     .84*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)              3.21      2.13    4.95*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                           226^c     511^c    534^c
--------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

^c The portfolio turnover rate including mortgage dollar roll transactions was 391%, 536% and 651% for the periods ended December 31, 2004, December 31, 2003 and December 31, 2002, respectively.

^d Reimbursement of $2,420 due to disposal of investments in violation of restrictions had no effect on total return.

*    Annualized

**   Not annualized

Scudder High Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of current income.

Under normal circumstances, this portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

The portfolio manager focuses on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. The manager uses an active process which emphasizes risk-adjusted relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment-grade fixed income securities (junk bonds).

The investment process involves using primarily a "bottom-up" approach, by using relative value and fundamental analysis to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, the portfolio manager:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o  assesses new issues versus secondary market opportunities; and

o seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

The portfolio manager intends to maintain a dollar-weighted effective average portfolio maturity of seven to ten years. The portfolio's average portfolio maturity may vary and may be shortened by certain of the portfolio's securities which have floating or variable interest rates or include put features that provide the portfolio the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity.

The dollar-weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance is:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters.

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


   17.10       13.77      11.33       1.20        1.90      -8.91       2.37       -0.58      24.14       12.08

-------------------------------------------------------------------------------------------------------------------
    1995        1996       1997       1998        1999       2000       2001        2002       2003       2004
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 8.44%, Q2 2003                    Worst Quarter: -6.72%, Q3 1998

2005 Total Return as of March 31: -0.99%

Average Annual Total Returns (%) as of 12/31/2004

                               1 Year          5 Years               10 Years
--------------------------------------------------------------------------------
Portfolio -- Class B           12.08           5.22                   7.03

Index                          11.95           8.17                   8.62
--------------------------------------------------------------------------------

Index: The CS First Boston High Yield Index is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield market.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.21
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    1.06
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares              $108           $337           $585          $1,294
--------------------------------------------------------------------------------

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Andrew P. Cestone
Managing Director of Deutsche Asset Management and
Lead Manager of the portfolio.
  o Joined Deutsche Asset Management in 1998 and the portfolio in 2002.
  o   Prior to that, investment analyst, Phoenix
      Investment Partners, from 1997 to 1998.
  o Prior to that, Credit Officer, asset based lending group, Fleet Bank, from 1995 to 1997.
  o   BA, University of Vermont.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder High Income Portfolio -- Class B

--------------------------------------------------------------------------------
 Years Ended December 31,                               2004     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $ 8.41    $ 7.39   $ 7.21
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                               .64       .64      .31
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on            .32      1.03    (.13)
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                      .96      1.67      .18
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                               (.60)     (.65)        --
--------------------------------------------------------------------------------
Net asset value, end of period                       $ 8.77    $ 8.41   $ 7.39
--------------------------------------------------------------------------------
Total Return (%)                                      12.08     24.14   2.50**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   57        37        1
--------------------------------------------------------------------------------
Ratio of expenses  (%)                                 1.06      1.06     .92*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                     7.71      8.23    8.78*
--------------------------------------------------------------------------------
Portfolio turnover rate  (%)                            162       165    138**
--------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

Scudder International Select Equity Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities and other securities with equity characteristics.

The portfolio primarily invests in the countries that make up the MSCI EAFE(R) Index. The MSCI EAFE(R) Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. At least 50% of the portfolio's assets will be invested in securities that are represented in the MSCI EAFE(R) Index. However, the portfolio may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index.

As of March 31, 2005, the MSCI EAFE(R) Index has a median market capitalization of approximately $4.72 billion. Under normal market conditions, the portfolio invests in securities of issuers with a minimum market capitalization of $500 million.

The portfolio managers seek to identify a focused list of approximately 35 to 50 companies that offer, in their opinion, the greatest upside potential on a rolling 12-month view. The portfolio managers use an entirely bottom-up approach, with no active allocation among countries, regions or industries.

The portfolio managers' process begins with a broad universe of equity securities of issuers located in the countries that make up the MSCI EAFE(R) Index. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.

Teams of analysts worldwide screen the companies in the universe to identify those with high and sustainable return on capital and long-term prospects for growth. The portfolio managers focus on companies with real cash flow on investment rather than published earnings. The research teams rely on information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

Based on this fundamental research, the portfolio managers set a target price objective (the portfolio managers' opinion of the intrinsic value of the security) for each security and rank the securities based on these target price objectives. The portfolio managers apply a strict buy and sell strategy. The top 35 to 50 stocks in the ranking are purchased for the portfolio. Stocks are sold when they meet their target price objectives or when the portfolio managers revise price objectives downward. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

The portfolio may also invest up to 20% of its assets in cash equivalents, US investment grade fixed income securities and US stocks and other equities. The portfolio may invest a portion of its assets in companies located in countries with emerging markets. These countries are generally located in Latin America, the Middle East, Eastern Europe, Asia and Africa. Typically, the portfolio will not hold more than 15% of its net assets in emerging markets.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio managers may use these and other types of derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, and the portfolio may not be able to get attractive prices for them.

Security Selection Risk. A risk that pervades all investing is the risk that the securities the managers have selected will not perform to expectations. The managers could be incorrect in their analysis of companies, sectors, economic trends or other matters.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Futures and Options. Although not one of its principal investment strategies, the portfolio may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

o the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

o derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

o the risk that the portfolio cannot sell the derivative because of an illiquid secondary market; and

o futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

This portfolio may appeal to investors who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   12.55       16.20       9.19       9.74       45.35      -20.68     -24.62      -13.82     29.42       17.84

-------------------------------------------------------------------------------------------------------------------
    1995        1996       1997       1998        1999       2000       2001        2002       2003       2004
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 30.95%, Q4 1999                   Worst Quarter: -17.38%, Q3 1998

2005 Total Return as of March 31: -1.28%

Average Annual Total Returns (%) as of 12/31/2004

                              1 Year        5 Years                     10 Years
--------------------------------------------------------------------------------
Portfolio -- Class B          17.84         -4.71                        5.99

Index 1                       21.26         -0.30                        5.89

Index 2                       20.25         -1.13                        5.62
--------------------------------------------------------------------------------

Index 1: The MSCI EAFE + EMF Index (Morgan Stanley Capital International Europe, Australasia, Far East and Emerging Markets Free Index) is an unmanaged index generally accepted as a benchmark for performance of major overseas markets, plus emerging markets.

Index 2: The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia, Far East Index) is a generally accepted benchmark for performance of major overseas markets.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.28
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    1.28
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares            $130           $406           $702          $1,545
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of portfolio managers across a range of investment strategies. The lead portfolio manager is responsible for the portfolio's overall investment strategy as well as the allocation of assets to the portfolio management teams of the underlying investment strategies. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

Deutsche Asset Management Investment Services Ltd., an affiliate of the advisor, is the subadvisor to the portfolio. The following people handle the day-to-day management of the portfolio:

Alex Tedder                                    Matthias Knerr, CFA                       Sangita Uberoi, CFA
Managing Director of Deutsche Asset            Director, Deutsche Asset Management       Director, Deutsche Asset Management
Management and Lead Manager of                 and Manager of the portfolio.             and Manager of the portfolio.
the portfolio.                                  o Joined Deutsche Asset Management         o  Joined Deutsche Asset Management
  o  Joined Deutsche Asset Management             in 1995 and the portfolio in 2004.          in 1994 and the portfolio in 2004.
     in 1994 and the portfolio in 2002.         o Portfolio manager for EAFE Equities      o  Portfolio manager for EAFE Equities.
  o  Previously, four years of experience         and Global Equities.                     o  Previous experience includes two years
     managing European equities and             o BS, Pennsylvania State University.          in equity research and investments at
     responsible for the insurance sector at                                                  Lehman Brothers and Smith Barney.
     Schroder Investment Management.                                                       o  BA, Tufts University.
  o  Head of International Select Equity
     strategy; portfolio manager and analyst
     for Core EAFE strategy: London.
  o  MA, Freiburg University.


The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder International Select Equity Portfolio -- Class B

--------------------------------------------------------------------------------
 Years Ended December 31,                              2004      2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                $10.15    $ 7.94    $ 8.98
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                       .13       .06       .02
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on          1.67      2.24    (1.06)
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                    1.80      2.30    (1.04)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                              (.07)     (.09)         --
--------------------------------------------------------------------------------
  Total distributions                                (.07)     (.09)         --
--------------------------------------------------------------------------------
Net asset value, end of period                      $11.88    $10.15    $ 7.94
--------------------------------------------------------------------------------
Total Return (%)                                    17.84     29.42    (11.58)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  47        18        .4
--------------------------------------------------------------------------------
Ratio of expenses (%)                                 1.28      1.33     1.11*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)             1.19       .78      .54*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                             88       139       190
--------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

Scudder Large Cap Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to achieve a high rate of total return. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 Value Index (as of March 31, 2005, the Russell 1000 Value Index had a median market capitalization of $4.50 billion) and that the portfolio managers believe are undervalued. These are typically companies that have been sound historically but are temporarily out of favor. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize the financial services sector or other sectors. In fact, it may invest more than 25% of total assets in a single sector.

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times while still maintaining variety in terms of the sectors and industries represented.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio's emphasis on a given industry.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

The portfolio may invest up to 20% of total assets in foreign securities. The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors seeking to diversify a growth-oriented portfolio or add a core holding to a value-oriented portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


                          30.06       18.96      -10.44     15.84       1.61       -15.18     32.19       9.65
-------------------------------------------------------------------------------------------------------------------

                           1997       1998        1999       2000       2001        2002       2003       2004
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 18.75%, Q2 2003                   Worst Quarter: -19.15%, Q3 2002

2005 Total Return as of March 31: -1.71%

Average Annual Total Returns (%) as of 12/31/2004

                               1 Year                      5 Years               Life of Portfolio*
-------------------------------------------------------------------------------------------------------------------
Portfolio -- Class B            9.65                        7.67                        10.35

Index                          16.49                        5.27                        11.09
-------------------------------------------------------------------------------------------------------------------

Index: The Russell 1000 Value Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

*    Since 5/1/96. Index comparison begins 4/30/96.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                             Class B
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.18
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                   1.18
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of Scudder Large Cap Value Portfolio to 1.20%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                 1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares           $120           $375           $649          $1,432
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Thomas F. Sassi                                          Steve Scrudato, CFA
Managing Director of Deutsche Asset Management           Director of Deutsche Asset Management and portfolio
and Lead Manager of the portfolio.                       Manager of the portfolio.
  o   Joined Deutsche Asset Management in 1996             o   Joined Deutsche Asset Management in 2000 as a
      and the portfolio in 1997.                               portfolio specialist, Large Cap Value: New York.
  o   Over 32 years of investment industry experience.     o   Prior to that, 11 years of experience as a product
  o   BBA, MBA, Hofstra University.                            specialist and client service executive at Dreyfus
                                                               Investment Advisors and various investment
                                                               consulting and manager research positions at
                                                               Diversified Investment Advisors and PaineWebber.
                                                           o   Joined the portfolio in 2004.
                                                           o   BA, Moravian College.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Large Cap Value Portfolio -- Class B

--------------------------------------------------------------------------------
 Years Ended December 31,                               2004     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $14.55    $11.23   $12.77
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                        .22       .18      .15
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on           1.17      3.35   (1.69)
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                     1.39      3.53   (1.54)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                               (.17)     (.21)        --
--------------------------------------------------------------------------------
Net asset value, end of period                       $15.77    $14.55   $11.23
--------------------------------------------------------------------------------
Total Return (%)                                      9.65     32.19   (12.06)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   40        18       .5
--------------------------------------------------------------------------------
Ratio of expenses (%)                                  1.18      1.19    1.04*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)              1.46      1.55    2.74*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                              40        58      84**
--------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

Scudder Money Market Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US Government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

o The portfolio buys US Government debt obligations, money market instruments and other debt obligations that at the time of purchase:

- have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

- have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

-  are unrated, but are determined to be of similar quality by the advisor; or

- have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of similar quality by the advisor.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Principal investments

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market portfolio may be specifically structured so that they are eligible investments for money market portfolios. For example, some securities have features which have the effect of shortening the security's maturity.

o US Government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US Government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US Government, corporations and municipalities. The portfolio may invest more than 25% of its net assets in government securities and instruments issued by domestic banks. For purposes of this 25% investment policy, domestic banks include US banks and certain US branches of foreign banks.

The portfolio may invest up to 10% of its total assets in other money market portfolios in accordance with applicable regulations.

Working in conjunction with a credit team, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US Government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market portfolios.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Concentration Risk. Because the portfolio may invest more than 25% of its net assets in government securities and instruments issued by domestic banks, it may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

This portfolio may be of interest to investors who want a broadly diversified money market fund.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class B shares. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


    5.40        4.76       4.98       4.88        4.58       5.84       3.49        1.20       0.42       0.52

-------------------------------------------------------------------------------------------------------------------
    1995        1996       1997       1998        1999       2000       2001        2002       2003       2004
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 1.50%, Q3 2000                    Worst Quarter: 0.04%, Q3 2003

2005 Total Return as of March 31: 0.40%


Average Annual Total Returns (%) as of 12/31/2004

                              1 Year             5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class B            0.52               2.27                  3.59
--------------------------------------------------------------------------------

7-day yield as of December 31, 20034: 1.24%

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.49%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.17
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.91
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares             $93            $290           $504          $1,120
--------------------------------------------------------------------------------

The Portfolio Managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market portfolios.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Money Market Portfolio -- Class B

--------------------------------------------------------------------------------
 Years Ended December 31,                              2004      2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                $1.000    $1.000    $1.000
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               .005      .004      .007
--------------------------------------------------------------------------------
  Total from investment operations                    .005      .004      .007
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                             (.005)    (.004)    (.007)
--------------------------------------------------------------------------------
Net asset value, end of period                      $1.000    $1.000    $1.000
--------------------------------------------------------------------------------
Total Return (%)                                       .52       .42     .67**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  53        66         3
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)        .91       .93      .79*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)         .91       .92      .64*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                     .50       .35     1.11*
--------------------------------------------------------------------------------

^a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

*    Annualized

**   Not annualized

Scudder Small Cap Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index (as of March 31, 2005, the Russell 2000 Growth Index had a median market capitalization of $488 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

Using quantitative and qualitative screens, and extensive fundamental and field research, the managers look for companies with strong valuations, exceptional management teams, strong current or potential competitive positioning in their respective industries, clean balance sheets, and attractive earnings growth, among other factors. The managers seek to maintain a diversified portfolio of small cap growth equity holdings, generally investing across most sectors of the economy including the traditional growth-oriented sectors of information technology, health care and consumer products.

The managers generally look for companies that they believe have potential for sustainable above-average earnings growth and whose market value appears reasonable in light of their business prospects.

The managers may favor different types of securities from different industries and companies at different times.

The managers will normally sell a stock when they believe its price has achieved and is unlikely to rise past the price target the team initially set at time of purchase and is unlikely to continue to rise, the stock's fundamental investment thesis no longer holds, the team discovers a better opportunity within the same sector or if the stock's market capitalization begins to distort the weighted-average market capitalization of the overall portfolio.

Also, as companies in the portfolio exceed the market value of those in the Russell 2000 Growth Index, the portfolio may continue to hold their stock, but generally will not add to these holdings.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stocks perform -- in this case, the small and mid-size company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, and the portfolio may not be able to get attractive prices for them. To the extent that it invests in small and/or mid-sized companies, the portfolio will be subject to increased risk because smaller company stocks tend to be more volatile than stocks of larger companies, in part because, among other things, smaller companies tend to be less established than larger companies, often have more limited product lines, and may depend more heavily upon a few key employees. In addition, the valuation of their stocks often depends on future expectations.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Small Company Risk. To the extent that the portfolio invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information, typical with small company investing, can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. In addition, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell. Finally, the valuation of such securities often depends on future expectations.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors who are looking to add the growth potential of small and mid-size companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


   29.75       27.72      33.87       18.07      34.23      -10.93     -28.98      -33.64     32.51       10.54

-------------------------------------------------------------------------------------------------------------------
    1995        1996       1997       1998        1999       2000       2001        2002       2003       2004
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 30.88%, Q4 1999                   Worst Quarter: -31.76%, Q3 2001

2005 Total Return as of March 31: -2.00%

Average Annual Total Returns (%) as of 12/31/2004

                               1 Year                      5 Years                     10 Years
-------------------------------------------------------------------------------------------------------------------
Portfolio -- Class B           10.54                       -9.27                        8.01

Index                          14.31                       -3.57                        7.12
-------------------------------------------------------------------------------------------------------------------

Index: The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a higher price-to-book ratio and higher forecasted growth values.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee^1                                                   0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses^2                                                   0.19
--------------------------------------------------------------------------------
Total Annual Operating Expenses^3                                  1.09
--------------------------------------------------------------------------------

^1 Restated to reflect a new management fee schedule effective May 2, 2005.

^2 Restated and estimated to reflect the merger of 21st Century Growth
   Portfolio, a series of Scudder Variable Series I, into the portfolio on May 2, 2005.

^3 Through April 30, 2008, the advisor, the underwriter and the accounting agent have agreed to waive all or a portion of their respective fees and/or reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 1.09% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares              $111           $347           $601          $1,329
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Samuel A. Dedio                           Robert S. Janis
Managing Director of Deutsche Asset       Managing Director of Deutsche Asset
Management and Co-Lead Portfolio          Management and Co-Lead Portfolio
Manager of the portfolio.                 Manager of the portfolio.
  o   Joined Deutsche Asset Management      o   Joined Deutsche Asset Management
      in 1999 after eight years of              in 2004 and the portfolio in
      experience as analyst at Ernst &          2005.
      Young, LLP,                           o   Co-Lead Portfolio Manager for
      Evergreen Asset Management and            US Micro, Small and Mid Cap
      Standard & Poor's Corp.                   Equity: New York.
  o   Portfolio manager for US small-       o   Previously, 19 years of
      and mid-cap equity and                    investment industry experience,
      senior small cap analyst for              including portfolio manager for
      technology.                               Small/Mid Cap Equity at Credit
  o   Joined the portfolio in 2002.             Suisse Asset Management (and at
  o   BA, William Patterson University;         its predecessor, Warburg Pincus
      MS, American University, Kogod            Asset Management) and senior
      School of Business.                       research analyst at US Trust
                                                Company of New York.
                                            o   BA, MBA, The Wharton School,
                                                University of Pennsylvania.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Small Cap Growth Portfolio -- Class B

--------------------------------------------------------------------------------
 Years Ended December 31,                               2004     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $11.29    $ 8.52   $ 9.39
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                      (.10)     (.09)    (.02)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on           1.29      2.86    (.85)
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                     1.19      2.77    (.87)
--------------------------------------------------------------------------------
Net asset value, end of period                       $12.48    $11.29   $ 8.52
--------------------------------------------------------------------------------
Total Return (%)                                      10.54     32.51   (9.27)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   28        15       .5
--------------------------------------------------------------------------------
Ratio of expenses before expense reduction (%)         1.10      1.08     .96*
--------------------------------------------------------------------------------
Ratio of expenses after expense reduction (%)          1.09      1.08     .96*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)             (.85)     (.80)   (.39)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                             117       123       68
--------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

Scudder Strategic Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks a high current return. The portfolio invests mainly in bonds issued by US and foreign corporations and governments. The credit quality of the portfolio's investments may vary; the portfolio may invest up to 100% of total assets in either investment-grade bonds or in junk bonds, which are those below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in foreign bonds. The portfolio may also invest in emerging markets securities and dividend-paying common stocks.

In deciding which types of securities to buy and sell, the portfolio managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market. In choosing individual bonds, the managers consider how they are structured and use independent analysis of issuers' creditworthiness.

The managers may shift the proportions of the portfolio's holdings, favoring different types of securities at different times, while still maintaining variety in terms of the companies and industries represented.

The managers may adjust the duration (a measure of sensitivity to interest rates) of the portfolio's portfolio, depending on their outlook for interest rates.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

Part of the portfolio's current investment strategy involves the use of various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for investors who are interested in a bond portfolio that emphasizes different types of bonds depending on market and economic outlooks.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

Prior to May 1, 2000, the portfolio was named Kemper Global Income Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies were in effect.

The inception date for Class B was May 1, 2003. In the bar chart and table, the performance figures for Class B before this date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with four broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


                                      10.54      -6.22       2.16       4.81       10.86       7.40       8.27

-------------------------------------------------------------------------------------------------------------------
                                      1998        1999       2000       2001        2002       2003       2004
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 6.24%, Q3 1998                    Worst Quarter: -3.43%, Q2 1999

2005 Total Return as of March 31: -0.93%

Average Annual Total Returns (%) as of 12/31/2003

                         1 Year           5 Years             Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio - Class B       8.27              6.66                       5.13

Index 1                  10.35              8.79                       7.77

Index 2                  11.77             13.55                      10.94

Index 3                  10.76              7.32                       6.79

Index 4                   3.54              7.48                       6.96
--------------------------------------------------------------------------------

Index 1: The Citigroup World Government Bond Index (formerly known as Salomon Smith Barney World Government Bond Index) is an unmanaged index comprised of government bonds from 18 developed countries (including the US) with maturities greater than one year.

Index 2: The JP Morgan Emerging Markets Bond Plus Index is an unmanaged foreign securities index of US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market debt instruments traded in emerging markets.

Index 3: The Merrill Lynch High Yield Master Cash Pay Only Index is an unmanaged index which tracks the performance of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market.

Index 4: The Lehman Brothers US Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

*    Since 5/1/97. Index comparisons begin 4/30/97.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.32
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                   1.22
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of Scudder Strategic Income Portfolio to 1.30%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares            $124           $387           $670          $1,477
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of portfolio managers across a range of investment strategies. The lead portfolio manager is responsible for the portfolio's overall investment strategy as well as the allocation of assets to the portfolio management teams of the underlying investment strategies. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio, except for the emerging market debt portion of the portfolio:

Jan Faller, CFA                          Andrew P. Cestone                               Sean P. McCaffrey, CFA
Managing Director of Deutsche Asset      Managing Director of Deutsche Asset             Managing Director of Deutsche Asset
Management and Lead Manager of the       Management and Portfolio Manager of the         Management and Portfolio Manager of
portfolio.                               portfolio.                                      the portfolio.
  o  Joined Deutsche Asset Management     o Joined Deutsche Asset Management in           o   Joined Deutsche Asset Management in
     in 1999 and the portfolio in 2000.     1998 and the portfolio in 2002.                   1996 after five years of experience as
  o  Over 13 years of investment          o Prior to that, investment analyst, Phoenix        fixed income analyst at Fidelity
     industry experience.                   Investment Partners, from 1997 to 1998.           Investments.
  o  PanAgora Asset Management, Bond      o Prior to that, Credit Officer, asset based    o   Portfolio manager for structured and
     and Currency Investment Manager        lending group, Fleet Bank, from 1995              quantitatively based active
     from 1995 to 1999.                     to 1997.                                          investment-grade and enhanced
  o  BA, Westmont College; MBA, Amos      o BA, University of Vermont.                        fixed-income strategies underlying
     Tuck School, Dartmouth College.                                                          retail mutual funds and institutional
                                                                                              mandates.
                                                                                          o   Head of the Fixed Income Enhanced
                                                                                              Strategies & Mutual Funds Team:
                                                                                              New York.
                                                                                          o   Joined the portfolio in 2002.
                                                                                          o   BS, Carnegie-Mellon University; MBA,
                                                                                              Yale University

Deutsche Asset Management Investment Services Ltd., an affiliate of the advisor, is the subadvisor for the portfolio responsible for managing the portion of the portfolio's assets invested in emerging market debt securities. The following people handle the day-to-day management of this portion of the portfolio:

Brett Diment                              Edwin Gutierrez
Managing Director of Deutsche Asset       Director of Deutsche Asset
Management.                               Management.
  o   Joined Deutsche Asset Management      o   Member of Emerging Debt team:
      in 1991.                                  London.
  o   Over 13 years of investment           o   Joined Deutsche Asset Management
      industry experience.                      in 2000 after 5 years
  o   Head of Emerging Market Debt for          of experience including emerging
      London Fixed Income and                   debt portfolio manager at
      responsible for coordinating              INVESCO Asset Management
      research into Continental European        responsible for Latin America
      markets and managing global fixed         and Asia and economist
      income, balanced and cash based           responsible for Latin America at
      portfolios: London.                       LGT Asset Management.
  o   Joined the portfolio in 2002.         o   Joined the portfolio in 2002.
  o   BSc, London School of Economics.      o   MS, Georgetown University.
                                            o   BA, University of
                                                California-Berkeley.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Strategic Income Portfolio -- Class B

--------------------------------------------------------------------------------
 Years Ended December 31,                                        2004     2003^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                           $11.78   $11.44
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                         .53      .17
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment           .40      .17
  transactions
--------------------------------------------------------------------------------
  Total from investment operations                                .93      .34
--------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment transactions                 (.54)        --
--------------------------------------------------------------------------------
Net asset value, end of period                                 $12.17   $11.78
--------------------------------------------------------------------------------
Total Return (%)                                                 8.27   2.97**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                             21        8
--------------------------------------------------------------------------------
Ratio of expenses (%)                                            1.22    1.26*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                               4.61    1.80*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       210      160
--------------------------------------------------------------------------------

^a For the period from May 1, 2003 (commencement of operations of Class B shares) to December 31, 2003.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

Scudder Technology Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of US companies in the technology sector. For purposes of the portfolio's 80% investment policy, companies in the technology sector must commit at least half of their assets to the technology sector or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are semi-conductors, software, telecom equipment, computer/hardware, IT services, the internet and health technology. The portfolio may invest in companies of any size.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Top-down analysis. The managers consider the economic outlooks for various industries within the technology sector while looking for those that may benefit from changes in the overall business environment.

In addition, the managers use the support of a quantitative analytic group and its tools to attempt to actively manage the forecasted volatility risk of the portfolio as a whole as compared to funds with a similar investment objective, as well as appropriate benchmarks and peer groups. The managers may favor securities from different industries and companies within the technology sector at different times.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given technology industry.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the technology sector of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Non-Diversification Risk. The portfolio is classified as "non-diversified." This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio invested in a larger number of issuers.

Concentration Risk. The portfolio concentrates its investments in the group of industries constituting the technology sector. As a result, factors affecting this sector, such as market price movements, market saturation and rapid product obsolescence will have a significant impact on the portfolio's performance. Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

o  growth stocks may be out of favor for certain periods; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for investors who who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index and another relevant index (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


                                                            -21.77     -32.56      -35.72     46.42       1.48

-------------------------------------------------------------------------------------------------------------------
                                                             2000       2001        2002       2003       2004
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 28.49%, Q4 2001                   Worst Quarter: -33.68%, Q3 2001

2005 Total Return as of March 31: -8.39%

Average Annual Total Returns (%) as of 12/31/2004

                               1 Year          5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class B            1.48             -12.84              -1.99

Index 1                         6.30             -9.29               -4.56

Index 2                         2.91             -15.90              -6.22
--------------------------------------------------------------------------------

Index 1: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values.

Index 2: The Goldman Sachs Technology Index is a modified capitalization-weighted index composed of companies involved in the technology industry.

*    Since 5/1/99. Index comparisons begin 4/30/99.

In the bar chart and table, total return for 1999 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.22
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                   1.22
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of Scudder Technology Growth Portfolio to 1.35%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares             $124           $387           $670          $1,477
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Ian Link, CFA                             Anne Meisner
Managing Director of Deutsche Asset       Managing Director of Deutsche Asset
Management and Lead Manager of the        Management and
portfolio.                                Portfolio Manager of the portfolio.
  o   Joined Deutsche Asset Management      o  Joined Deutsche Asset Management
      and the portfolio in 2004.               in 2001, after 9 years
  o   Head of Technology Global Sector         of experience at Goldman Sachs as
      Team.                                    vice president, both in the fixed
  o   Prior to joining Deutsche Asset          income technology division, as
      Management, had 14 years                 well as in equity research as the
      of experience as senior vice             lead Infrastructure Software
      president, fund manager, head            analyst, previously serving as
      of communications and technology         member of technical staff at
      teams and equity analyst for             Bell Communications Research
      Franklin Templeton                      (formerly Bell Labs).
      Investments.                          o  Analyst for global equity,
  o   BA, University of California,            Hardware and Software
      Davis; MBA, University of                sector: New York.
      California, Berkeley.                 o  Joined the portfolio in 2003.
                                            o  BS, University of Wisconsin; MBA,
                                               Columbia University Business
                                               School; MS, Computer Science,
                                               Michigan State University.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Technology Growth Portfolio -- Class B

--------------------------------------------------------------------------------
 Years Ended December 31,                              2004      2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                $ 8.80    $ 6.01    $ 6.32
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                       .01     (.07)     (.02)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on           .12      2.86     (.29)
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                     .13      2.79     (.31)
--------------------------------------------------------------------------------
Net asset value, end of period                      $ 8.93    $ 8.80    $ 6.01
--------------------------------------------------------------------------------
Total Return (%)                                      1.48     46.42    (4.75)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  16        11        .3
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)       1.22      1.25     1.06*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)        1.21      1.25     1.06*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)              .05     (.89)    (.79)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                            112        66        64
--------------------------------------------------------------------------------

^a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

Scudder Total Return Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio follows a flexible investment program, investing in a mix of growth and value stocks of large and small capitalization companies and bonds. The investment advisor employs a team approach to allocate the portfolio's assets among the various asset classes.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, US government bonds and mortgage- and asset-backed securities. The portfolio normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed income securities, including lower-quality debt securities. Generally, most securities are from US issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

The investment advisor regularly reviews the portfolio's investment allocations and will vary them to favor asset classes that, in their judgment, provide the most favorable return outlook consistent with the portfolio's investment objective. In deciding how to allocate the portfolio's assets, the advisor will evaluate projections of risk, market and economic conditions, volatility, yields and expected returns.

The advisor follows specific strategies in selecting equity and fixed securities for the portfolio.

Equity securities in the portfolio generally include "growth" stocks as well as "value" stocks and normally include stocks of both small and large capitalization companies.

Growth Stocks. In choosing these securities, the investment advisor primarily invests in US companies that it believes offer the potential for sustainable growth of revenue or earnings and whose market values appear reasonable in light of their business prospects. The advisor focuses on high quality growth companies that are leaders or potential leaders in their respective industries. The advisor conducts in-depth company research, examining, among other factors, relative growth rates, innovation, regional and global exposure and management.

Value Stocks. When selecting value stocks, the investment advisor begins by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The advisor then compares a company's stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth, but are out of favor with the market.

Small Company Stocks. In selecting stocks of small companies, a quantitative stock valuation model compares each company's stock price to the company's earnings, book value, sales and other measures of performance potential. The advisor also looks for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors.

The advisor believes that by combining techniques used by fundamental value investors with extensive growth and earnings analysis it can minimize investment style bias and ultimately produce a "pure" stock selection process that seeks to add value in any market environment. The advisor also incorporates technical analysis to capture short-term price changes and evaluate the market's responsiveness to new information.

Fixed income securities in the portfolio include both investment grade and lower-quality debt securities, and may include securities of both US and non-US (including emerging market) issuers.

US Investment Grade Securities. In selecting these securities for investment, the investment advisor typically:

o assigns a relative value to each bond, based on creditworthiness, cash flow and price;

o determines the value of each issue by examining the issuer's credit quality, debt structure, option value and liquidity risks. The advisor looks to take advantage of any inefficiencies between this value and market trading price;

o uses credit analysis to determine the issuer's ability to fulfill its contracts; and

o uses a bottom-up approach which subordinates sector weightings to individual bonds that the advisor believes may add above-market value.

The advisor generally sells these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the portfolio. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

Foreign Debt Securities. In selecting these securities for investment, the advisor follows a bottom-up, relative value strategy. The advisor looks to purchase foreign securities that offer incremental value over US Treasuries. The advisor invests in a focused fashion, so that it is not simply investing in a basket of all non-US fixed income markets, but instead only those markets that its relative value process has identified as being the most attractive. The advisor sells securities or exchange currencies when they meet their target price objectives or when the advisor revises price objectives downward. In selecting emerging market securities, the advisor also considers short-term factors such as market sentiment, capital flows, and new issue programs.

High Yield Securities. In selecting these securities for investment, the investment advisor:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuer's debt service, growth rate, and both downgrade and upgrade potential;

o  assesses new issues versus secondary market opportunities; and

o seeks issues within attractive industry sectors and with strong long-term fundamentals and improving credits.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

Normally, the portfolio's bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and typically will have higher volatility and risk of default.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the advisor may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of junk bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Small Company Capitalization Risk. Small company stocks tend to experience steeper price fluctuations -- down as well as up -- than the stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity -- can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets, so to the extent the portfolio invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of securities, geographical trends or other matters;

o the advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, judged by the advisor to be of equivalent quality. In addition, the advisor applies its own credit quality standards to evaluate securities. If a security's credit quality declines, the advisor will decide what to do with the security, based on the circumstances and its assessment of what would benefit shareholders most; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for investors interested in asset class diversification in a single portfolio that invests in a mix of stocks and bonds.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


   25.65       16.47      19.66       14.85      14.52      -2.87       -6.32      -15.39     17.66       6.26

-------------------------------------------------------------------------------------------------------------------
    1995        1996       1997       1998        1999       2000       2001        2002       2003       2004
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 13.25%, Q2 1997                   Worst Quarter: -9.97%, Q2 2002

2005 Total Return as of March 31: -1.50%

Average Annual Total Returns (%) as of 12/31/2004

                              1 Year                      5 Years                     10 Years
-------------------------------------------------------------------------------------------------------------------
Portfolio -- Class B           6.26                        -0.76                        8.29

Index 1                       10.88                       -2.30                        12.07

Index 2                       4.34                        7.71                         7.72

Index 3                       6.30                        -9.29                        9.59
-------------------------------------------------------------------------------------------------------------------

Index 1: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate issues and mortgage securities.

Index 3: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with greater-than-average orientation.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                           Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee^1                                                    0.45%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                    0.25
--------------------------------------------------------------------------------
Other Expenses^2                                                    0.19
--------------------------------------------------------------------------------
Total Annual Operating Expenses^3                                   0.89
--------------------------------------------------------------------------------

^1   Restated to reflect a new management fee schedule effective May 2, 2005.

^2 Restated and estimated to reflect the merger of Balanced Portfolio, a series of Scudder Variable Series I, into the portfolio on May 2, 2005.

^3 Through April 30, 2008, the advisor, the underwriter and the accounting agent have agreed to waive all or a portion of their respective fees and/or reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 0.89% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                      1 Year       3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares                $91           $284           $493          $1,096
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of portfolio managers across a range of investment strategies. The lead portfolio manager is responsible for the portfolio's overall investment strategy as well as the allocation of assets to the portfolio management teams of the underlying investment strategies. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), One Appold Street, London, England, an affiliate of the advisor, is the subadvisor to the portfolio. DeAMIS renders investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the portfolio that is allocated to it by DeIM from time to time for management.

The following people handle the day-to-day management of the portfolio:

Andrew P. Cestone                         J. Christopher Gagnier                  Thomas F. Sassi
Managing Director of Deutsche Asset       Managing Director of Deutsche Asset     Managing Director of Deutsche Asset
Management and Portfolio Manager of       Management and Portfolio Manager of     Management and Portfolio Manager of
the portfolio.                            the portfolio.                          the portfolio.
  o   Joined Deutsche Asset Management      o   Joined Deutsche Asset Management    o   Joined Deutsche Asset Management
      in 1998 and the portfolio in 2002.        in 1997 and the portfolio in            in 1996 and the portfolio in
  o   Head of Core Plus Fixed Income.           2002.                                   2004.
  o   Prior to that, investment analyst,    o   Prior to that, portfolio            o   Over 32 years of investment
      Phoenix Investment Partners, from         manager, Paine Webber, from 1984        industry experience.
      1997 to 1998.                             to 1997.                            o   BBA, MBA, Hofstra University.
  o   Prior to that, credit officer,        o   Began investment career in 1979.
      asset based lending group, Fleet      o   BS, The Wharton School,           Julie M. Van Cleave, CFA
      Bank, from 1995 to 1997.                  University of Pennsylvania; MBA,  Managing Director of Deutsche Asset
  o   BA, University of Vermont.                University of Chicago.            Management and Portfolio Manager of
                                                                                  the portfolio.
Brett Diment                              Arnim S. Holzer                           o   Joined Deutsche Asset Management
Managing Director of Deutsche Asset       Director of Deutsche Asset                    and the portfolio in 2002.
Management and Portfolio Manager          Management and Lead Portfolio             o   Head of Large Cap Growth
of the portfolio.                         Manager of the portfolio.                     Portfolio Selection Team.
  o   Joined Deutsche Asset Management      o   Joined Deutsche Asset Management    o   Previous experience includes
      in 1991 and the portfolio in 2003.        in 1999, having served with the         18 years of investment industry
  o   Head of Emerging Market Debt for          equity and fixed-income                 experience at Mason Street
      London Fixed Income and                   investment committees.                  Advisors, as Managing Director
      responsible for coordinating          o   Senior Investment Strategist for        and team leader for the large
      research into Continental European        Asset Allocation.                       cap investment team.
      markets and managing global fixed     o   Previous experience includes 18     o   BBA, MBA, University of
      income, balanced and cash-based           years of investment industry            Wisconsin -- Madison.
      portfolios: London.                       experience, including 3 years
  o   Began investment career in 1991.          managing Emerging Markets Fixed
  o   BSc, London School of Economics.          Income, Emerging Markets Equity
                                                and Emerging Markets balanced
                                                accounts at Deltec Asset
                                                Management Corporation.
                                            o   Joined the portfolio in 2004.
                                            o   AB, Princeton University; MBA,
                                                Fordham University.


The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Total Return Portfolio -- Class B

--------------------------------------------------------------------------------
 Years Ended December 31,                               2004     2003     2002^a
 -------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $21.28    $18.64   $19.46
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                        .39       .28      .18
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on            .92      2.92   (1.00)
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                     1.31      3.20    (.82)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                               (.26)     (.56)        --
--------------------------------------------------------------------------------
Net asset value, end of period                       $22.33    $21.28   $18.64
--------------------------------------------------------------------------------
Total Return (%)                                       6.26     17.66   (4.21)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   33        21       .8
--------------------------------------------------------------------------------
Ratio of expenses (%)                                   .97       .99     .86*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)              1.80      1.48    1.96*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                           131^c      102^c      140
--------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

^c The portfolio turnover rate including mortgage dollar roll transactions was 140% and 108% for the periods ended December 31, 2004 and December 31, 2003, respectively.

*    Annualized

**   Not annualized

Scudder Mercury Large Cap Core Portfolio

The Portfolio's Main Investment Strategy

The portfolio's investment objective is long-term capital growth. The portfolio seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of large-cap companies located in the US.

Under normal circumstances, the portfolio seeks to achieve its investment objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large-cap companies the portfolio managers select from among those that are, at the time of purchase, included in the Russell 1000(R) Index (as of March 31, 2005, the Russell 1000(R) Index had a median market capitalization of $4.46 billion). The portfolio managers use a multi-factor quantitative model to look for companies within the Russell 1000(R) Index that, in their opinion, are consistent with the investment objective of the portfolio.

The portfolio will seek to outperform its benchmark by using a blended investment strategy that emphasizes a mix of both growth and value stocks and will seek to outperform the Russell 1000(R) Index.

In selecting securities for the portfolio, the managers use a proprietary quantitative model. The model employs three filters in its initial screens: earnings momentum, earnings surprise and valuation. The managers look for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined -- if the managers believe that a company is overvalued, it will not be considered as an investment. After the initial screening is done, the managers rely on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the managers believe have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the portfolio generally will not hold all the stocks in the Russell 1000(R) Index, and because the portfolio's investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an "index" fund. In seeking to outperform its benchmark, however, the managers review potential investments using certain criteria that are based on the securities in the Russell 1000(R) Index. These criteria currently include the following:

o  relative price to earnings and price to book ratios

o  stability and quality of earnings momentum and growth

o  weighted median market capitalization of the portfolio

o allocation among the economic sectors of the portfolio as compared to the Index

o  weighted individual stocks within the Index

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

While the portfolio invests primarily in large-cap companies located in the US, it may invest a portion of its assets in foreign companies. The portfolio could invest up to 10% of its total assets in the securities of foreign issuers, including issuers whose shares are represented by American Depositary Receipts ("ADRs").

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. While engaged in a temporary defensive position, the portfolio's ability to pursue its investment objective may be adversely affected. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of small- or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Performance

No performance information is provided because the portfolio has not yet been in operation for a full calendar year.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.90%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses*                                                    0.35
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    1.50
--------------------------------------------------------------------------------
Expense Waiver/Reimbursement                                       0.30
--------------------------------------------------------------------------------
Net Annual Operating Expenses**                                    1.20
--------------------------------------------------------------------------------

*  Other expenses are based on estimated amounts for the current fiscal year.

** Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of Scudder Mercury Large Cap Core Portfolio to 1.20%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions, and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                              1 Year                 3 Years                5 Years                10 Years
---------------------------------------------------------------------------------------------------------------------------
Class B shares                        $122                    $445                   $790                  $1,765
---------------------------------------------------------------------------------------------------------------------------

The Portfolio Managers

The portfolio's subadvisor is Fund Asset Management, L.P., doing business as Mercury Advisors. The portfolio is managed by a team of investment professionals who each participate in the team's research process and stock selection. The senior investment professional and lead portfolio manager of this group is Robert C. Doll, Jr., CFA, CPA. Mr. Doll is responsible for the setting and implementation of the portfolio's investment strategy and for its day-to-day management. He joined the subadvisor in 1999 and the portfolio in 2004, and has over 22 years of investment industry experience. Mr. Doll was formerly the Chief Investment Officer of Oppenheimer Funds, Inc. where he also served as a portfolio manager. Mr. Doll's team also includes Tasos Bouloutas (over nine years of investment industry experience), Dan Hansen (over nine years of investment industry experience), Brenda Sklar (over eight years of investment industry experience) and Gregory Brunk (over 12 years of investment industry experience), each of whom joined the portfolio in 2004.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Mercury Large Cap Core Portfolio -- Class B

--------------------------------------------------------------------------------
                                                                         2004^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:                                 .01
  Net investment income (loss)^b
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions      .38
--------------------------------------------------------------------------------
  Total from investment operations                                        .39
--------------------------------------------------------------------------------
Net asset value, end of period                                        $ 10.39
--------------------------------------------------------------------------------
Total Return (%)^c                                                       3.90**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      1
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                         22.55*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                           1.11*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                 .80*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               104*
--------------------------------------------------------------------------------

^a For the period from November 15, 2004 (commencement of operations) to December 31, 2004.

^b   Based on average shares outstanding during the period.

^c   Total returns would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

Scudder Templeton Foreign Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital growth.

Under normal market conditions, the portfolio invests mainly in the equity securities of companies located outside the US, including emerging markets. The portfolio will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in "foreign securities," as defined below, which may include emerging markets.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies:

o  whose principal securities trading markets are outside the US; or

o that derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the US; or

o  that have a significant portion of their assets outside the US; or

o  that are linked to non-US dollar currencies; or

o that are organized under the laws of, or with principal offices in, another country.

The portfolio's definition of "foreign securities" as used in this prospectus may differ from the definition of the same or similar term as used in other mutual fund prospectuses. As a result, the portfolio may hold foreign securities that other funds may classify differently.

An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. The portfolio also invests in American, European and Global Depositary Receipts. These are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. The portfolio, from time to time, may have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software, electronics, and telecommunications) and financial institutions.

When choosing equity investments for the portfolio, the manager applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Depending upon current market conditions, the portfolio generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities.

The portfolio may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. The portfolio may invest up to 5% of its total assets in options and swap agreements. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the portfolio.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance is:

o the manager could be incorrect in the analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters.

Performance

No performance information is provided because the portfolio has not yet been in operation for a full calendar year.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.95%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses*                                                    0.40
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    1.60
--------------------------------------------------------------------------------
Expense Waiver/Reimbursement                                       0.26
--------------------------------------------------------------------------------
Net Annual Operating Expenses**                                    1.34
--------------------------------------------------------------------------------

*  Other expenses are based on estimated amounts for the current fiscal year.

** Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of Scudder Templeton Foreign Value Portfolio to 1.34%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                              1 Year                 3 Years                5 Years                10 Years
---------------------------------------------------------------------------------------------------------------------------
Class B shares                        $136                    $480                   $846                  $1,878
---------------------------------------------------------------------------------------------------------------------------

The Portfolio Manager

The portfolio's subadvisor is Templeton Investment Counsel LLC. The following person handles day-to-day management of the portfolio.

Antonio Docal, CFA
Lead Portfolio Manager of the portfolio.
  o   Joined the portfolio in 2004.
  o   Over 20 years of investment industry experience.
  o At Templeton, as an analyst, focuses on the global chemical industry and the telecommunications equipment sector.
  o   MBA, Sloan School of Management at the Massachusetts
      Institute of Technology.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Templeton Foreign Value Portfolio -- Class B

--------------------------------------------------------------------------------
                                                                          2004^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:                                   --
  Net investment income (loss)^b
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       .56
--------------------------------------------------------------------------------
  Total from investment operations                                         .56
--------------------------------------------------------------------------------
Net asset value, end of period                                          $10.56
--------------------------------------------------------------------------------
Total Return (%)^c                                                        5.60**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       3
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                           7.74*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                            1.34*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                  .21*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 --
--------------------------------------------------------------------------------

^a For the period from November 15, 2004 (commencement of operations) to December 31, 2004.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

SVS Davis Venture Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital.

The portfolio invests primarily in common stock of US companies with market capitalizations of at least $5 billion.

The portfolio managers select common stocks of quality, overlooked growth companies at value prices and hold them for the long term. The portfolio managers look for companies with sustainable growth rates selling at modest price-earnings multiples that the portfolio managers hope will expand as other investors recognize the company's true worth. The portfolio managers believe that by combining a sustainable growth rate with a gradually expanding multiple, these rates compound and can generate returns that could exceed average returns earned by investing in large capitalization domestic stocks.

The portfolio managers consider selling a company if the company no longer exhibits the characteristics that they believe foster sustainable long-term growth, manage risk and enhance the potential for superior long-term returns.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

The portfolio may also invest in foreign companies and US companies with smaller market capitalizations.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters.

Investors with long-term goals who want a core stock investment may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how the average annual returns of the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                               -16.02     29.42       11.42

-------------------------------------------------------------------------------
                                                2002       2003       2004
-------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 17.04%, Q2 2003                   Worst Quarter: -12.72%, Q3 2002

2005 Total Return as of March 31: -0.41%

Average Annual Total Returns (%) as of 12/31/2004

                                       1 Year               Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class B                    11.42                      3.84

Index                                   16.49                      5.65
--------------------------------------------------------------------------------

Index: The Russell 1000 Value Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with lower price-to -book ratios and lower forecasted growth values.

*    Since 5/1/01. Index comparison begins 4/30/01.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.95%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.24
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                   1.44
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of SVS Davis Venture Value Portfolio to 1.55%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example          1 Year           3 Years          5 Years          10 Years
--------------------------------------------------------------------------------
Class B shares   $147             $456              $787            $1,724
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio's subadvisor is Davis Selected Advisers, L.P. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The portfolio managers are Christopher C. Davis and Kenneth Charles Feinberg, who have each managed the portfolio since inception. Mr. Davis is Chief Executive Officer of Davis Selected Advisers, L.P. and manages several funds advised by the firm. Mr. Davis began his investment career and joined the subadvisor in 1988. Mr. Feinberg also manages several funds advised by Davis Selected Advisers, L.P. He began his investment career in 1987 and joined the subadvisor in 1994 as a research analyst.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Davis Venture Value Portfolio -- Class B

--------------------------------------------------------------------------------
 Years Ended December 31,                               2004     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $10.29    $ 7.98   $ 8.52
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                        .04       .02      .04
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on           1.13      2.32    (.58)
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                     1.17      2.34    (.54)
--------------------------------------------------------------------------------
Less distributions from:                               --***     (.03)     --
  Net investment income
--------------------------------------------------------------------------------
Net asset value, end of period                       $11.46    $10.29   $ 7.98
--------------------------------------------------------------------------------
Total Return (%)                                      11.42     29.42   (6.34)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   66        29       .8
--------------------------------------------------------------------------------
Ratio of expenses (%)                                  1.44      1.40    1.27*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)               .36       .23    1.06*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                               3         7       22
--------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

***  Amount is less than $.005.

SVS Dreman Financial Services Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks) of financial services companies. These may include companies of any size that commit at least half of their assets to the financial services sector, or derive at least half of their revenues or net income from that sector. The major types of financial services companies are banks, insurance companies, savings and loans, securities brokerage firms and diversified financial companies.

The portfolio managers begin by screening for financial services stocks whose price-to-earnings ratios are below the average for the Standard & Poors Financial Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble the portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various financial industries. The managers may favor securities from different industries in the financial sector at different times, while still maintaining variety in terms of industries and companies represented.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the emphasis on a given industry.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 30% of total assets in foreign securities, and up to 20% of net assets in investment-grade debt securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, financial services company stocks. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Concentration Risk. The portfolio concentrates its investments in companies in the financial services sector. A portfolio with a concentrated portfolio is vulnerable to the risks of the industry or industries in which it invests and is subject to greater risks and market fluctuations than portfolios investing in a broader range of industries.

Non-Diversification Risk. The portfolio is classified as "non-diversified." This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio invested in a larger number of issuers.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty; and

o a bond could fall in credit quality, go into default, or decrease in value for various reasons, including a change in prevailing interest rates.

This portfolio may be appropriate for long-term investors who want to gain exposure to the financial services sector and can accept the above-average risks of a sector-specific investment.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index and one other relevant index (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


               -5.29      26.72       -5.09      -8.65      27.73       11.50
--------------------------------------------------------------------------------
                1999       2000       2001        2002       2003       2004
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 22.27%, Q3 2000                   Worst Quarter: -15.79%, Q3 2002

2005 Total Return as of March 31: -7.94%


Average Annual Total Returns (%) as of 12/31/2004

                             1 Year           5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class B        11.50            9.37                  5.70

Index 1                     10.88           -2.30                  2.82

Index 2                     10.89            7.26                  5.64
--------------------------------------------------------------------------------

Index 1: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index 2: The S&P Financial Index is an unmanaged index generally representative of the financial stock market.

*    Since 5/4/98. Index comparisons begin 4/30/98.

Total returns from inception through 1999 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class B
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.22
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                   1.22
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of SVS Dreman Financial Services Portfolio to 1.39%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares            $124           $387           $670          $1,477
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management L.L.C. The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

David N. Dreman                           F. James Hutchinson
Chairman and CIO of the subadvisor and    Managing Director of the subadvisor
Lead Manager of the portfolio.            and Portfolio Manager of the
  o   Began investment career in 1957.    portfolio.
  o   Joined the portfolio in 1998.         o   Began investment career in 1986.
  o   Founder and Chairman, Dreman Value    o   Joined the portfolio in 2001.
      Management L.L.C. since 1977.         o   Prior to joining Dreman Value
                                                Management, L.L.C. in 2000,
                                                associated with The Bank of
                                                New York for over 30 years in
                                                both the corporate finance and
                                                trust/investment management
                                                areas, including President of
                                                The Bank of New York (NJ).

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman Financial Services Portfolio -- Class B

--------------------------------------------------------------------------------
 Years Ended December 31,                               2004     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $12.31    $ 9.78   $10.57
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                        .18       .14      .06
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on           1.22      2.53    (.85)
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                     1.40      2.67    (.79)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                               (.14)     (.14)        --
--------------------------------------------------------------------------------
Net asset value, end of period                       $13.57    $12.31   $ 9.78
--------------------------------------------------------------------------------
Total Return (%)                                      11.50     27.73   (7.47)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   17         9       .4
--------------------------------------------------------------------------------
Ratio of expenses  (%)                                 1.22      1.25    1.08*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)              1.41      1.45    1.33*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                               8         7       13
--------------------------------------------------------------------------------

^a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

SVS Dreman High Return Equity Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to achieve a high rate of total return.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities. The portfolio focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of March 31, 20045, the S&P 500 Index had a median market capitalization of $10.82 billion) and that the portfolio managers believe are undervalued. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector).

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times, while still maintaining variety in terms of industries and companies represented.

The portfolio normally will sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

The portfolio may invest up to 20% of net assets in US dollar-denominated American Depository Receipts and in securities of foreign companies traded principally in securities markets outside the US.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may also use derivatives in circumstances where the portfolio believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio may serve investors with long-term goals who are interested in a large-cap value portfolio that may focus on certain sectors of the economy.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                  -11.38     30.19       1.44       -18.25     31.60       13.53

--------------------------------------------------------------------------------
                   1999       2000       2001        2002       2003       2004
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 20.65%, Q2 2003                   Worst Quarter: -17.44%, Q3 2002

2005 Total Return as of March 31: 0.53%

Average Annual Total Returns (%) as of 12/31/2004

                               1 Year         5 Years      Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class B            13.53           10.03              5.93

Index                           10.88           -2.30              2.82
--------------------------------------------------------------------------------

Index: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*    Since 5/4/98. Index comparison begins 4/30/98.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class B
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.73%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.18
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                   1.16
 -------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of SVS Dreman High Return Equity Portfolio to 1.27%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares              $118           $368           $638          $1,409
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management L.L.C. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

David N. Dreman                           F. James Hutchinson
Chairman and CIO of the subadvisor and    Managing Director of the subadvisor
Co-Manager of the portfolio.              and Co-Manager of the portfolio.
  o   Began investment career in 1957.      o  Began investment career in 1986.
  o   Joined the portfolio in 1998.         o  Joined the portfolio in 2002.
  o   Founder and Chairman, Dreman Value    o  Prior to joining Dreman Value
      Management L.L.C. since 1977.            Management, L.L.C. in 2000,
                                               associated with The Bank of
                                               New York for over 30 years in
                                               both the corporate finance and
                                               trust/investment management
                                               areas, including President of The
                                               Bank of New York (NJ).

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman High Return Equity Portfolio -- Class B

--------------------------------------------------------------------------------
 Years Ended December 31,                               2004     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $11.27    $ 8.75   $ 9.57
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                        .18       .16      .18
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on           1.33      2.53   (1.00)
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                     1.51      2.69    (.82)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                               (.15)     (.17)        --
--------------------------------------------------------------------------------
Net asset value, end of period                       $12.63    $11.27   $ 8.75
--------------------------------------------------------------------------------
Total Return (%)                                      13.53     31.60   (8.57)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  117        66        2
--------------------------------------------------------------------------------
Ratio of expenses (%)                                  1.16      1.18    1.05*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)              1.58      1.75    4.30*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                               9        18       17
--------------------------------------------------------------------------------

^a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

SVS Dreman Small Cap Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index (as of March 31, 2005, the Russell 2000 Value Index had a median market capitalization of $570 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers begin their stock selection process by screening stocks of small companies with below market price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries. The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case the small company portion of the US stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Small Company Risk. To the extent that a portfolio invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information, typical with small company investing, can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. In addition, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell. Finally, the valuation of such securities often depends on future expectations.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for value-oriented investors who are interested in small-cap market exposure.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


                          21.43      -11.47       2.54       3.79       17.37      -11.63     41.65       25.52

-------------------------------------------------------------------------------------------------------------------
                           1997       1998        1999       2000       2001        2002       2003       2004
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 21.63%, Q2 2003                   Worst Quarter: -22.52%, Q3 1998

2005 Total Return as of March 31: -0.63%

Average Annual Total Returns (%) as of 12/31/2004

                                1 Year          5 Years       Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class B            25.52           13.87               9.20

Index                           22.25           17.23              13.70
--------------------------------------------------------------------------------

Index: The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

*    Since 5/1/96. Index comparison begins 4/30/96.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.16
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                   1.16
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of SVS Dreman Small Cap Value Portfolio to 1.24%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares               $118           $368           $638          $1,409
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management, L.L.C. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

David N. Dreman                                               Nelson Woodward
Chairman and CIO of the subadvisor and Co-Manager             Managing Director of the subadvisor and Co-Manager
of the portfolio.                                             of the portfolio.
  o   Began investment career in 1957.                          o   Began investment career in 1957.
  o   Joined the portfolio in 2002.                             o   Joined the portfolio in 2002.
  o   Founder and Chairman, Dreman Value Management,
      L.L.C. since 1977.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman Small Cap Value Portfolio -- Class B

--------------------------------------------------------------------------------
 Years Ended December 31,                               2004     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $16.03    $11.65   $13.86
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                        .10       .13      .17
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on           3.97      4.56   (2.38)
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                     4.07      4.69   (2.21)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                               (.09)     (.12)        --
--------------------------------------------------------------------------------
  Net realized gains on investment transactions           --     (.19)       --
--------------------------------------------------------------------------------
  Total distributions                                 (.09)     (.31)        --
--------------------------------------------------------------------------------
Net asset value, end of period                       $20.01    $16.03   $11.65
--------------------------------------------------------------------------------
Total Return (%)                                     25.52     41.65   (15.95)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   71        32        1
--------------------------------------------------------------------------------
Ratio of expenses (%)                                  1.16      1.19    1.06*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)               .59      1.07    3.01*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                              73        71       86
--------------------------------------------------------------------------------

^a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2003.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

SVS Index 500 Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks returns that, before expenses, correspond to the total return of US common stocks as represented by the Standard & Poor's 500 Index (S&P 500 Index).

The portfolio seeks to match, as closely as possible before expenses, the performance of the S&P 500 Index, which emphasizes stocks and securities of large US companies. Under normal circumstances, the portfolio invests at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks and securities included in the S&P 500 Index.

In choosing stocks, the portfolio uses an indexing strategy. The portfolio buys the largest stocks of the S&P 500 Index in roughly the same proportion to the S&P 500 Index. With the smaller stocks of the S&P 500 Index, the portfolio manager uses a statistical process known as sampling to select stocks whose overall performance is expected to be similar to that of the smaller companies in the S&P 500 Index.

The portfolio seeks to keep the composition of its portfolio similar to the S&P 500 Index in industry distribution, market capitalization and significant fundamental characteristics (such as price-to-book ratios and dividend yields). Over the long term, the portfolio manager seeks a correlation between the performance of the portfolio, before expenses, and the S&P 500 Index of 98% or better. A figure of 100% would indicate perfect correlation.

The portfolio will normally sell a stock when it is removed from the S&P 500 Index or as a result of the portfolio's statistical process.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

The portfolio may invest up to 20% of total assets in stock index futures and options, as well as short-term debt securities. The portfolio typically invests new flows of money in index futures in order to gain immediate exposure to the S&P 500 Index.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Index Investing Risk. The portfolio's index strategy involves several risks. The portfolio could underperform the S&P 500 Index during short periods or over the long term, either because its selection of stocks failed to track the S&P 500 Index or because of the effects of portfolio expenses or shareholder transactions. The portfolio's index strategy also means that it does not have the option of using defensive investments or other management actions to reduce the portfolio's exposure to a declining market.

Derivatives Risk. The portfolio may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The portfolio will not use these derivatives for speculative purposes or as leveraged instruments that magnify the gains or losses of an investment. The portfolio invests in derivatives pending investment of new cash flows or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include: the risk that the derivative is not well correlated with the securities for which it is acting as a substitute; and the risk that the portfolio cannot sell the derivative because of an illiquid secondary market.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

This portfolio is designed for long-term investors interested in a portfolio that is designed to avoid substantially underperforming the overall large-cap stock market.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500" and "500" are trademarks of the McGraw-Hill Companies, Inc., and have been licensed for use by Deutsche Asset Management. SVS Index 500 Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the portfolio. Additional information may be found in the portfolio's Statement of Additional Information.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                           -10.16     -12.27      -22.57     27.57       9.98

--------------------------------------------------------------------------------
                            2000       2001        2002       2003       2004
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 15.06%, Q2 2003                   Worst Quarter: -17.26%, Q3 2002

2005 Total Return as of March 31: -2.34%

Average Annual Total Returns (%) as of 12/31/2004

                             1 Year           5 Years         Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class B          9.98             -3.06                -1.21

Index                        10.88             -2.30                -0.10
--------------------------------------------------------------------------------

Index: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*    Since 9/1/99. Index comparison begins 8/31/99.

Total returns for 1999 through 2001 and for 2004 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee*                                                    0.20%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.22
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.67
--------------------------------------------------------------------------------
Less Expense Waiver/Reimbursement**                                0.04
--------------------------------------------------------------------------------
Net Annual Operating Expenses**                                    0.63
--------------------------------------------------------------------------------

*  Restated to reflect a new management fee schedule effective October 1, 2004.

** Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of SVS Index 500 Portfolio to 0.627%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares              $64            $210           $369           $831
--------------------------------------------------------------------------------

The Portfolio Manager

The portfolio's subadvisor is Northern Trust Investments, N.A.

James B. Francis is primarily responsible for the day-to-day management of the portfolio. Mr. Francis is a Senior Vice President of the subadvisor where he is responsible for the management of various equity and equity index portfolios. Mr. Francis joined the subadvisor in February 2005. From 1988 to 2005, he was a Senior Portfolio Manager with State Street Global Advisors where he managed various equity portfolios.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Index 500 Portfolio -- Class B

--------------------------------------------------------------------------------
 Years Ended December 31,                               2004     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $ 8.32    $ 6.59   $ 7.21
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                        .11       .06      .05
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on            .72      1.74    (.67)
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                      .83      1.80    (.62)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                               (.06)     (.07)        --
--------------------------------------------------------------------------------
Net asset value, end of period                       $ 9.09    $ 8.32   $ 6.59
--------------------------------------------------------------------------------
Total Return (%)                                     9.98^c     27.57   (8.60)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   69        33        1
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)         .79       .88     .69*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)          .78       .88     .69*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)              1.28       .92    1.42*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                              13         8        6
--------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

SVS INVESCO Dynamic Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital growth.

The portfolio normally invests at least 65% of its net assets in common stocks of mid-size companies. The portfolio considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell MidCap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The portfolio also has the flexibility to invest in other types of securities including preferred stocks, convertible securities and bonds.

The core of the portfolio is invested in securities of established companies that are leaders in attractive growth markets with a history of strong returns. The remainder of the portfolio is invested in securities of companies that show accelerating growth, driven by product cycles, favorable industry or sector conditions and other factors.

The portfolio's strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company's securities and general market and monetary conditions. Consequently, the portfolio's investments are usually bought and sold relatively frequently.

While the portfolio generally invests in mid-size companies, it sometimes invests in the securities of smaller companies. The prices of these securities tend to move up and down more rapidly than the securities prices of larger, more established companies and the price of portfolio shares tends to fluctuate more than it would if the portfolio invested in the securities of larger companies.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

While the portfolio invests mainly in US securities, it could invest up to 25% of total assets in foreign securities. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform, in this case, the small and mid-size company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Small and mid-size company stocks tend to be more volatile than stocks of larger companies, in part because small and mid-size companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Growth Investing Risk. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                                   -31.12     35.26       11.45

--------------------------------------------------------------------------------
                                                    2002       2003       2004
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 16.11%, Q2 2003                   Worst Quarter: -20.50%, Q2 2002

2005 Total Return as of March 31: -1.64%

Average Annual Total Returns (%) as of 12/31/2004

                           1 Year                          Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class B       11.45                                 -2.47

Index                      15.48                                  2.45
--------------------------------------------------------------------------------

Index: The Russell Mid Cap Growth Index is an unmanaged index composed of common stocks of midcap companies with higher price-to-book ratios and higher forecasted growth values.

*    Since 5/1/01. Index comparison begins 4/30/01.

Total returns for 2001, 2003 and 2004 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     1.00%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.63
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    1.88
--------------------------------------------------------------------------------
Less Expense Waiver*                                               0.18
--------------------------------------------------------------------------------
Net Annual Operating Expenses*                                     1.70
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of SVS INVESCO Dynamic Growth Portfolio to 1.70%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                       1 Year     3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares                 $173        $573           $999          $2,186
--------------------------------------------------------------------------------

The Portfolio Manager

The portfolio's subadvisor is INVESCO Institutional (N.A.), Inc. ("INVESCO"). Paul J. Rasplicka is the manager of the portfolio. Mr. Rasplicka, a Senior Portfolio Manager at INVESCO, has been affiliated with INVESCO and/or its affiliates since 1994 and joined the portfolio in 2004.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS INVESCO Dynamic Growth Portfolio -- Class B

--------------------------------------------------------------------------------
 Years Ended December 31,                              2004      2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                $ 8.21    $ 6.07    $ 6.51
--------------------------------------------------------------------------------
Income (loss) from investment operations:            (.09)     (.09)     (.03)
  Net investment income (loss)^b
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on          1.03      2.23     (.41)
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                     .94      2.14     (.44)
--------------------------------------------------------------------------------
Net asset value, end of period                      $ 9.15    $ 8.21    $ 6.07
--------------------------------------------------------------------------------
Total Return (%)                                  11.45^c    35.26^c    (6.76)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   7         5        .1
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)       1.88      1.85     1.40*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)        1.70      1.69     1.40*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)           (1.11)    (1.24)    (.82)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                            133       115        79
--------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

SVS Janus Growth And Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital growth and current income.

The portfolio applies a "bottom-up" approach in choosing investments. In other words, it looks mostly for equity and income-producing securities that meet its investment criteria one at a time. If the portfolio is unable to find such investments, much of the portfolio's assets may be in cash or similar investments.

The portfolio normally emphasizes investments in equity securities. It may invest up to 75% of its total assets in equity securities selected primarily for their growth potential and at least 25% of its total assets in securities the portfolio manager believes have income potential.

The portfolio may invest substantially all of its assets in equity securities if the portfolio manager believes that equity securities have the potential to appreciate in value. The portfolio manager generally seeks to identify equity securities of companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

The portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, currency exchange rates, and prospects for economic growth among countries or geographic regions may warrant greater consideration in selecting foreign securities.

The portfolio shifts assets between the growth and income components of its holdings based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities may provide better returns than the yields then available or expected on income-producing securities, the portfolio will place a greater emphasis on the growth component of its holdings.

The growth component of the portfolio is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.

The income component of the portfolio will consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the portfolio if they currently pay dividends or if the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

The portfolio may invest in debt securities, indexed/structured securities, high-yield/high-risk bonds (less than 35% of the portfolio's total assets) and securities purchased on a when-issued, delayed delivery or forward commitment basis. Compared to investment-grade bonds, high yield bonds may pay higher yields and have higher volatility and risk of default.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

o  debt securities may be subject to interest rate risk and credit risk;

o  growth stocks may be out of favor for certain periods; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


                          -9.40      -12.50      -20.34     23.94       11.09

--------------------------------------------------------------------------------
                           2000       2001        2002       2003       2004
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 12.36%, Q4 2004                   Worst Quarter: -15.90%, Q3 2002

2005 Total Return as of March 31: -1.73%

Average Annual Total Returns (%) as of 12/31/2004

                                1 Year       5 Years          Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class B          11.09          -2.76                 -0.03

Index                          6.30          -9.29                 -6.30
--------------------------------------------------------------------------------

Index: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values.

*    Since 10/29/99. Index comparison begins 10/31/99.

Total returns for 1999 and 2000 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------

Management Fee*                                                    0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.24
--------------------------------------------------------------------------------
Total Annual Operating Expenses**                                  1.24
--------------------------------------------------------------------------------

*    Restated to reflect a new management fee schedule effective May 1, 2005.

** Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of SVS Janus Growth and Income Portfolio to 1.35%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares              $126           $393           $681          $1,500
--------------------------------------------------------------------------------


The Portfolio Manager

The portfolio's subadvisor is Janus Capital Management LLC ("Janus"). The portfolio manager is Minyoung Sohn. He joined Janus in 1998 as a research analyst. Mr. Sohn joined the portfolio in 2004 and holds a Bachelor's degree in Government and Economics from Dartmouth College. Mr. Sohn has earned the right to use the Chartered Financial Analyst designation.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Janus Growth and Income Portfolio -- Class B

--------------------------------------------------------------------------------
 Years Ended December 31,                             2004      2003   2002^a***
--------------------------------------------------------------------------------
                                                                      (Restated)
Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                $ 8.84    $ 7.17    $ 7.96
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                     (.01)       --^c       .02
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on           .99      1.71     (.81)
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                     .98      1.71     (.79)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                 --      (.04)       --
--------------------------------------------------------------------------------
Net asset value, end of period                      $ 9.82    $ 8.84    $ 7.17
--------------------------------------------------------------------------------
Total Return (%)                                     11.09     23.94    (9.92)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  27        15        .4
--------------------------------------------------------------------------------
Ratio of expenses (%)                                 1.44      1.47     1.29*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)            (.04)     (.01)      .48*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                             52        46        57
--------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

^c   Amount is less than $.005 per share.

*    Annualized

**   Not annualized

*** Subsequent to December 31, 2002, these numbers have been restated to reflect an adjustment to the value of a security as of December 31, 2002. The effect of this adjustment for the year ended December 31, 2002 was to increase the net asset value per share by $0.03. The total return was also adjusted from -10.30% to -9.92% in accordance with this change.

SVS Janus Growth Opportunities Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital.

The portfolio applies a "bottom-up" approach in choosing investments. In other words, it looks for companies with earnings growth potential one at a time. If the portfolio is unable to find investments with earnings growth potential, a significant portion of the portfolio's assets may be in cash or similar investments.

The portfolio invests primarily in equity securities selected for their growth potential. Although the portfolio can invest in companies of any size, it generally invests in larger, more established companies.

The portfolio may invest substantially all of its assets in equity securities if the portfolio manager believes that equity securities will appreciate in value. The portfolio manager generally seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the portfolio.

The portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, currency exchange rates, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

The portfolio may invest in debt securities, indexed/structured securities, high-yield/high-risk bonds (less than 35% of the portfolio's total assets) and securities purchased on a when-issued, delayed delivery or forward commitment basis. Compared to investment-grade bonds, high yield bonds may pay higher yields and typically will have higher volatility and risk of default.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

o  growth stocks may be out of favor for certain periods; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                          -11.64     -23.88      -30.85     26.47       12.21
--------------------------------------------------------------------------------
                           2000       2001        2002       2003       2004
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 14.82%, Q4 2001                   Worst Quarter: -25.51%, Q3 2001

2005 Total Return as of March 31: -3.24%

Average Annual Total Returns (%) as of 12/31/2004

                              1 Year       5 Years          Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class B           12.21         -8.01                 -5.00

Index                           6.30         -9.29                 -6.30
--------------------------------------------------------------------------------

Index: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values.

*    Since 10/29/99. Index comparison begins 10/31/99.

Total returns for 1999 and 2000 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee*                                                    0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.25
--------------------------------------------------------------------------------
Total Annual Operating Expenses**                                  1.25
--------------------------------------------------------------------------------

*    Restated to reflect a new management fee schedule effective May 1, 2005.

** Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of SVS Janus Growth Opportunities Portfolio to 1.35%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                       1 Year      3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares                 $127         $397           $686          $1,511
--------------------------------------------------------------------------------


The Portfolio Manager

The portfolio's subadvisor is Janus Capital Management LLC ("Janus"). The portfolio manager is Marc Pinto. Mr. Pinto joined Janus in 1994 and has managed the portfolio since its inception.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Janus Growth Opportunities Portfolio -- Class B

--------------------------------------------------------------------------------
 Years Ended December 31,                               2004     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $ 6.88    $ 5.44   $ 5.87
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                      (.01)     (.04)    (.01)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on            .85      1.48    (.42)
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                      .84      1.44    (.43)
--------------------------------------------------------------------------------
Net asset value, end of period                       $ 7.72    $ 6.88   $ 5.44
--------------------------------------------------------------------------------
Total Return (%)                                      12.21     26.47   (7.33)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    8         6       .2
--------------------------------------------------------------------------------
Ratio of expenses  (%)                                 1.45      1.46    1.29*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)             (.08)     (.56)   (.49)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                              58        50       48
--------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

SVS MFS Strategic Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio's investment objective is to provide capital appreciation. The portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of companies which the manager believes are undervalued in the market relative to their long term potential. The equity securities of these companies may be undervalued because they are temporarily out of favor in the market due to:

o  a decline in the market

o  poor economic conditions

o developments that have affected or may affect the issuer of the securities or the issuer's industry; or

o  the market has overlooked them

Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

The portfolio also invests in other types of securities, such as fixed income securities, including lower rated securities commonly referred to as junk bonds, and warrants, when relative values make such purchases attractive.

The manager uses a bottom-up, as opposed to a top-down, investment style in managing the portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the manager and the subadvisor's large group of equity research analysts.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

The portfolio may invest in foreign securities (including emerging markets securities), through which it may have exposure to foreign currencies. The portfolio has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

o a bond could decline in credit quality or go into default; this risk is greater with lower rated bonds;

o some bonds could be paid off earlier than expected, which could hurt the portfolio's performance; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


                                                           26.35       17.40
--------------------------------------------------------------------------------
                                                            2003       2004
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 19.76%, Q2 2003                   Worst Quarter: -5.55%, Q1 2003

2005 Total Return as of March 31: -2.99%

Average Annual Total Returns (%) as of 12/31/2004

                                         1 Year            Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class B                    17.40                   12.64

Index                                   16.49                   12.55

--------------------------------------------------------------------------------

Index: The Russell 1000 Value Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

*    Since 7/1/02. Index comparison begins 6/30/02.

Total returns from inception through 2004 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                             Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.95%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.59
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    1.79
--------------------------------------------------------------------------------
Expense Waiver/Reimbursement*                                      0.24
--------------------------------------------------------------------------------
Net Annual Operating Expenses*                                     1.55
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of SVS MFS Strategic Value Portfolio to 1.55%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares               $158           $540           $947          $2,086
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio's subadvisor is Massachusetts Financial Services Company ("MFS"). The portfolio is managed by a team that participates equally in the research process, strategy discussions, portfolio construction, final buy and sell decisions, and risk management for the portfolio. The portfolio management team is comprised of Kenneth J. Enright and Alan T. Langsner. Mr. Enright is a Senior Vice President of MFS and a Chartered Financial Analyst, has been employed in the investment management area of the subadvisor since 1986 and joined the portfolio in 2002. Mr. Langsner is a Vice President of MFS. He joined MFS in 1999 as an Equity Research Analyst following newspapers, networking, telecom equipment, specialty pharmaceuticals, electric equipment, software, and small and mid-cap biotechnology. Mr. Langsner joined the portfolio in 2004.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS MFS Strategic Value Portfolio -- Class B

--------------------------------------------------------------------------------
 Year Ended December 31,                                2004     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $10.22    $ 8.11   $ 8.93
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                        .07       .02      .04
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on           1.71      2.11    (.86)
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                     1.78      2.13    (.82)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                               (.01)     (.02)      --
--------------------------------------------------------------------------------
  Net realized gains                                  (.01)       --       --
--------------------------------------------------------------------------------
  Total distributions                                 (.02)     (.02)      --
--------------------------------------------------------------------------------
Net asset value, end of period                       $11.98    $10.22   $ 8.11
--------------------------------------------------------------------------------
Total Return (%)^c                                    17.40     26.35   (9.18)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   34        13       .3
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)        1.79      2.32    2.96*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)         1.52      1.54    1.40*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)               .67       .28     .87*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                              54        40        7
--------------------------------------------------------------------------------

^a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

SVS Oak Strategic Equity Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital growth.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities. The portfolio invests primarily in common stocks of established US companies with large market capitalizations (in excess of $5 billion). In selecting investments, the portfolio manager chooses stocks of companies which he believes have above-average growth potential at attractive prices. The portfolio manager's investment process begins with a top-down analysis of industry sectors that he believes have the best potential for long-term growth based on an overall analysis of the economy and interest rate trends. The portfolio manager then focuses on the key performers in those areas based on a highly qualitative, subjective analysis of individual companies' fundamental values, such as earnings growth potential and the quality of corporate management. The portfolio manager buys and holds companies for the long-term and seeks to keep portfolio turnover to a minimum.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Growth Investing Risk. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


                                              -39.82     49.13       0.88

--------------------------------------------------------------------------------
                                               2002       2003       2004
--------------------------------------------------------------------------------

For the periods included in the bar chart:
Best Quarter: 19.91%, Q2 2003                   Worst Quarter: -27.73%, Q2 2002

2005 Total Return as of March 31: -10.60%

Average Annual Total Returns (%) as of 12/31/2004

                                    1 Year              Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class B                0.88                      -9.73

Index                               6.30                      -3.18
--------------------------------------------------------------------------------

Index: The Russell 1000 Growth Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

*    Since 5/1/01. Index comparison begins 4/30/01.

Total returns for 2001 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.95%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.29
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                   1.49
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of SVS Oak Strategic Equity Portfolio to 1.55%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares               $152           $471           $813          $1,779
--------------------------------------------------------------------------------

The Portfolio Manager

The portfolio's subadvisor is Oak Associates, Ltd. The portfolio manager is James D. Oelschlager. Mr. Oelschlager began his investment career in 1970 and founded Oak Associates, Ltd. in 1985. Mr. Oelschlager has managed the portfolio since its inception.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Oak Strategic Equity Portfolio -- Class B

--------------------------------------------------------------------------------
 Years Ended December 31,                               2004     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $ 6.83    $ 4.58   $ 5.04
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                      (.02)     (.06)    (.02)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on            .08      2.31    (.44)
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                      .06      2.25    (.46)
--------------------------------------------------------------------------------
Net asset value, end of period                       $ 6.89    $ 6.83   $ 4.58
--------------------------------------------------------------------------------
Total Return (%)                                        .88     49.13   (9.13)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   22        10       .4
--------------------------------------------------------------------------------
Ratio of expenses (%)                                  1.49      1.52    1.21*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)             (.20)     (.87)   (.68)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                              39         6       16
--------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

SVS Turner Mid Cap Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation.

The portfolio pursues its objective by investing in common stocks and other equity securities of US companies with medium market capitalizations that the portfolio managers believe have strong earnings growth potential. The portfolio will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector concentrations that approximate those of the Russell Midcap Growth Index. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Portfolio exposure is generally limited to 5% in any single issuer, subject to exceptions for the most heavily weighted securities in the Index.

Under normal circumstances, at least 80% of the portfolio's net assets, plus the amount of any borrowings for investment purposes, will be invested in stocks of mid-cap companies, which are defined for this purpose as companies with market capitalizations at the time of purchase in the range of market capitalizations of those companies included in the Index (as of March 31, 2005, the Index had a median market capitalization of $3.39 billion). The portfolio managers generally look for medium market capitalization companies with strong histories of earnings growth that are likely to continue to grow their earnings. A stock becomes a sell candidate if there is deterioration in the company's earnings growth potential. Moreover, positions will be trimmed to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the Index.

In focusing on companies with strong earnings growth potential, the portfolio managers engage in a relatively high level of trading activity so as to respond to changes in earnings forecasts and economic developments.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When prices of stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Growth Investing Risk. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose a portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class B shares and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


                                                   -32.49     48.07       10.63

--------------------------------------------------------------------------------
                                                    2002       2003       2004
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 19.24%, Q2 2003                   Worst Quarter: -19.11%, Q2 2002

2005 Total Return as of March 31: -2.66%

Average Annual Total Returns (%) as of 12/31/2004

                                       1 Year               Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class B                    10.63                      -0.69

Index                                   15.48                       2.45
--------------------------------------------------------------------------------

Index: The Russell Midcap Growth Index is an unmanaged index composed of common stocks of mid-cap companies with higher price-to-book ratios and higher forecasted growth values.

*    Since 5/1/01. Index comparison begins 4/30/01.

Total return for 2001 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     1.00%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.31
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                   1.56
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of SVS Turner Mid Cap Growth Portfolio to 1.70%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                      1 Year        3 Years        5 Years      10 Years
--------------------------------------------------------------------------------
Class B shares                $159           $493           $850        $1,856
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio's subadvisor is Turner Investment Partners, Inc. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The portfolio managers are Christopher K. McHugh, William C. McVail and Robert
E. Turner, who have each managed the portfolio since its inception. Mr. McHugh began his investment career in 1986 and joined the subadvisor when it was founded in 1990. Mr. McHugh is a principal at Turner Investment Partners, Inc. Mr. McVail began his investment career in 1988 and joined Turner Investment Partners, Inc. in 1998 after serving as a portfolio manager at PNC Equity Advisors. Mr. McVail is also a principal at Turner Investment Partners, Inc. Mr. Turner began his investment career in 1981 and is a principal and the founder, chairman and Chief Investment Officer of Turner Investment Partners, Inc.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Turner Mid Cap Growth Portfolio -- Class B

--------------------------------------------------------------------------------
 Years Ended December 31,                               2004     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $ 8.84    $ 5.97   $ 6.60
--------------------------------------------------------------------------------
Income (loss) from investment operations:             (.10)     (.09)    (.02)
  Net investment income (loss)^b
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on           1.04      2.96    (.61)
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                      .94      2.87    (.63)
--------------------------------------------------------------------------------
Net asset value, end of period                       $ 9.78    $ 8.84   $ 5.97
--------------------------------------------------------------------------------
Total Return (%)                                      10.63     48.07   (9.55)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   23        13       .6
--------------------------------------------------------------------------------
Ratio of expenses (%)                                  1.56      1.57    1.38*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)            (1.19)    (1.29)   (.81)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                             174       155      225
--------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.


^b   Based on an average shares outstanding during the period.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o The portfolios may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor or a portfolio's subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest. For Scudder Money Market Portfolio, such determination will be made pursuant to procedures adopted by the Board.

Each portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until a portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The portfolios' Statement of Additional Information includes a description of each portfolio's policies and procedures with respect to the disclosure of a portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Investment Advisor

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM, which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or its subadvisors make the portfolios' investment decisions, buy and sell securities for the portfolios and conduct research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor or a subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio during the most recent fiscal year, as a percentage of each portfolio's average daily net assets:

Portfolio Name                                       Fee Paid
--------------------------------------------------------------------------------
Scudder Aggressive Growth Portfolio*                  0.68%
--------------------------------------------------------------------------------
Scudder Blue Chip Portfolio                           0.65%
--------------------------------------------------------------------------------
Scudder Fixed Income Portfolio                        0.60%
--------------------------------------------------------------------------------
Scudder Global Blue Chip Portfolio                    1.00%
--------------------------------------------------------------------------------
Scudder Government & Agency Securities Portfolio      0.55%
--------------------------------------------------------------------------------
Scudder High Income Portfolio                         0.60%
--------------------------------------------------------------------------------

Portfolio Name                                       Fee Paid
--------------------------------------------------------------------------------
Scudder International Select Equity Portfolio         0.75%
--------------------------------------------------------------------------------
Scudder Large Cap Value Portfolio                     0.75%
--------------------------------------------------------------------------------
Scudder Money Market Portfolio                        0.49%
--------------------------------------------------------------------------------
Scudder Small Cap Growth Portfolio                    0.65%
--------------------------------------------------------------------------------
Scudder Strategic Income Portfolio                    0.65%
--------------------------------------------------------------------------------
Scudder Technology Growth Portfolio*                  0.75%
--------------------------------------------------------------------------------
Scudder Total Return Portfolio                        0.55%
--------------------------------------------------------------------------------
Scudder Mercury Large Cap Core Portfolio*+            0.90%
--------------------------------------------------------------------------------
Scudder Templeton Foreign Value Portfolio*+           0.00%
--------------------------------------------------------------------------------
SVS Davis Venture Value Portfolio                     0.95%
--------------------------------------------------------------------------------
SVS Dreman Financial Services Portfolio*              0.75%
--------------------------------------------------------------------------------
SVS Dreman High Return Equity Portfolio*              0.73%
--------------------------------------------------------------------------------
SVS Dreman Small Cap Value Portfolio                  0.75%
--------------------------------------------------------------------------------
SVS Index 500 Portfolio*                              0.32%
--------------------------------------------------------------------------------
SVS INVESCO Dynamic Growth Portfolio*                 0.82%
--------------------------------------------------------------------------------
SVS Janus Growth and Income Portfolio                 0.95%
--------------------------------------------------------------------------------
SVS Janus Growth Opportunities Portfolio              0.95%
--------------------------------------------------------------------------------
SVS MFS Strategic Value Portfolio*                    0.68%
--------------------------------------------------------------------------------
SVS Oak Strategic Equity Portfolio                    0.95%
--------------------------------------------------------------------------------
SVS Turner Mid Cap Growth Portfolio*                  1.00%
--------------------------------------------------------------------------------

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

+  Annualized effective rate.

Effective October 1, 2004, Scudder Money Market Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets                              Fee Rate
--------------------------------------------------------------------------------
First $215 million                                    0.500%
--------------------------------------------------------------------------------
Next $335 million                                     0.375%
--------------------------------------------------------------------------------
Next $250 million                                     0.300%
--------------------------------------------------------------------------------
Over $800 million                                     0.250%
--------------------------------------------------------------------------------

Effective October 1, 2004, SVS Index 500 Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rate shown below:

Portfolio                                             Fee Rate
--------------------------------------------------------------------------------
SVS Index 500 Portfolio                               0.200%
--------------------------------------------------------------------------------

Effective November 15, 2004, Scudder Mercury Large Cap Core Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets                             Fee Rate
--------------------------------------------------------------------------------
First $250 million                                    0.900%
--------------------------------------------------------------------------------
Next $250 million                                     0.850%
--------------------------------------------------------------------------------
Next $500 million                                     0.800%
--------------------------------------------------------------------------------
Next $1 billion                                       0.750%
--------------------------------------------------------------------------------
Next $500 million                                     0.700%
--------------------------------------------------------------------------------
Over $2.5 billion                                     0.650%
--------------------------------------------------------------------------------

Effective November 15, 2004, Scudder Templeton Foreign Value Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets                              Fee Rate
--------------------------------------------------------------------------------
First $250 million                                    0.950%
--------------------------------------------------------------------------------
Next $250 million                                     0.900%
--------------------------------------------------------------------------------
Next $500 million                                     0.850%
--------------------------------------------------------------------------------
Next $1 billion                                       0.750%
--------------------------------------------------------------------------------
Next $500 million                                     0.700%
--------------------------------------------------------------------------------
Over $2.5 billion                                     0.650%
--------------------------------------------------------------------------------

Effective May 2, 2005, Scudder Small Cap Growth Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets                              Fee Rate
--------------------------------------------------------------------------------
First $250 million                                    0.650%
--------------------------------------------------------------------------------
Next $750 million                                     0.625%
--------------------------------------------------------------------------------
Over $1 billion                                       0.600%
--------------------------------------------------------------------------------

Effective May 2, 2005, Scudder Total Return Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets                              Fee Rate
--------------------------------------------------------------------------------
First $250 million                                    0.470%
--------------------------------------------------------------------------------
Next $750 million                                     0.445%
--------------------------------------------------------------------------------
Over $1 billion                                       0.410%
--------------------------------------------------------------------------------

Effective May 1, 2005, SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio each pays a monthly investment management fee, based on the average daily net assets of each portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets                              Fee Rate
--------------------------------------------------------------------------------
First $250 million                                    0.750%
--------------------------------------------------------------------------------
Next $750 million                                     0.725%
--------------------------------------------------------------------------------
Next $1.5 billion                                     0.700%
--------------------------------------------------------------------------------
Over $2.5 billion                                     0.675%
--------------------------------------------------------------------------------


Portfolio Subadvisors

Subadvisor for Scudder International Select Equity Portfolio, Scudder Strategic Income Portfolio and Scudder Total Return Portfolio

Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), One Appold Street, London, England, an affiliate of the advisor, is the subadvisor for Scudder International Select Equity Portfolio, Scudder Strategic Income Portfolio and Scudder Total Return Portfolio. With regard to Scudder Strategic Income Portfolio, DeAMIS is responsible for managing the portion of the portfolio's assets invested in emerging market debt securities. With regard to Scudder Total Return Portfolio, DeAMIS provides services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the portfolio that is allocated to it by the advisor, from time to time, for management. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. DeAMIS is an indirect, wholly owned subsidiary of Deutsche Bank AG. DeIM pays a fee to DeAMIS for acting as subadvisor to each portfolio.

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Subadvisor for Scudder Mercury Large Cap Core Portfolio

Fund Asset Management, L.P., doing business as Mercury Advisors, a division of Merrill Lynch Investment Managers ("MLIM"), 4 World Financial Center, New York, New York 10080, is the subadvisor for Scudder Mercury Large Cap Core Portfolio. As of December 31, 2004, MLIM managed over $501 billion in client assets worldwide.

Effective November 15, 2004, DeIM pays a fee to MLIM for acting as subadvisor to the portfolio at the annual rates shown below:

Average Daily Net Assets                                              Fee Rate
--------------------------------------------------------------------------------
First $50 million                                                      0.470%
--------------------------------------------------------------------------------
Next $200 million                                                      0.440%
--------------------------------------------------------------------------------
Next $250 million                                                      0.400%
--------------------------------------------------------------------------------
Next $500 million                                                      0.350%
--------------------------------------------------------------------------------
Next $1.5 billion                                                      0.325%
--------------------------------------------------------------------------------
Over $2.5 billion                                                      0.300%
--------------------------------------------------------------------------------

Subadvisor for Scudder Templeton Foreign Value Portfolio

Templeton Investment Counsel LLC ("Templeton"), 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, FL, is the subadvisor for Scudder Templeton Foreign Value Portfolio. Templeton is an indirect, wholly owned subsidiary of Franklin Resources, Inc. As of September 30, 2004, Templeton and its affiliates managed over $360 billion in assets.

Effective November 15, 2004, DeIM pays a fee to Templeton for acting as subadvisor to the portfolio at the annual rates shown below:

Average Daily Net Assets                              Fee Rate
--------------------------------------------------------------------------------
First $50 million                                     0.625%
--------------------------------------------------------------------------------
Next $150 million                                     0.465%
--------------------------------------------------------------------------------
Next $300 million                                     0.375%
--------------------------------------------------------------------------------
Over $500 million                                     0.350%
--------------------------------------------------------------------------------

Although none of the legal proceedings described below currently involve your portfolio, these matters affect Templeton, your portfolio's subadvisor. The information that follows has been provided to the portfolio by Templeton.

On August 2, 2004, Franklin Resources, Inc. announced that Franklin Advisers, Inc. ("Advisers"), adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds, reached a settlement with the Securities and Exchange Commission (SEC) that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (August Order). The SEC's August Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Massachusetts Consent Order described below.

Under the terms of the SEC's August Order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. The independent distribution consultant is in the process of developing a methodology and Plan of Distribution pursuant to the August Order. Therefore, it is not currently possible to say which particular groups of fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The August Order also required Advisers to, among other things:

o Enhance and periodically review compliance policies and procedures, and establish a corporate ombudsman; and

o Establish a new internal position whose responsibilities shall include compliance matters related to conflicts of interests.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Advisers and Franklin Templeton Alternative Strategies, Inc.
(FTAS), reached an agreement with the Securities Division of the Office of the

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Secretary of the Commonwealth of Massachusetts (the State of Massachusetts)
related to its administrative complaint filed on February 4, 2004. The administrative complaint concerned one instance of market timing that was also a subject of the August 2, 2004 settlement that Advisers reached with the SEC, as described above. Under the terms of the settlement consent order issued by the State of Massachusetts, Advisers and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (Massachusetts Consent Order). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Advisers and FTAS admitted the facts in the Statements of Fact.

On November 19, 2004, Franklin Resources, Inc. reached a second agreement with the State of Massachusetts regarding an administrative complaint filed on October 25, 2004 (the Second Complaint). The Second Complaint alleged that Franklin Resources, Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order) failed to state that Advisers and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order. As a result of the November 19, 2004 settlement with the State of Massachusetts, Franklin Resources, Inc. filed a new Form 8-K (in which it revised the description of the Massachusetts Consent Order). The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds), reached an agreement with the California Attorney General's Office (CAGO), resolving the issues resulting from the CAGO's investigation concerning marketing support payments to securities dealers who sell fund shares. Under the terms of the settlement with the CAGO, Distributors agreed to pay $2 million to the State of California as a civil penalty, $14 million to Franklin Templeton funds to be allocated by an independent distribution consultant to be paid for by Distributors, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that Distributors and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities and Exchange Act of 1934" (December Order).

Under the terms of the SEC's December Order, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors.

The SEC's December Order and the CAGO settlement agreement concerning marketing support payments provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The independent distribution consultant has substantially completed preparation of these distribution plans. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies have been disbursed. The SEC and the Fund Board have not yet approved the distribution plan pertaining to the SEC marketing support payments December Order. When approved, disbursements of settlement monies under the SEC's December Order will also be made promptly in accordance with the terms and conditions of that order. Advisers and Distributors also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the Franklin Funds' prospectus and statement of additional information.

Franklin Resources, Inc. and certain of its subsidiaries, in addition to most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the matters reported above. The lawsuits were filed in federal district courts in California, Florida, Illinois, Massachusetts, Nevada, New Jersey, and New York, and in state courts in Illinois. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland. Franklin Resources, Inc. believes that the claims made in each of the lawsuits are without merit and intends to defend vigorously against the allegations. It is possible that additional similar civil actions related to the matters reported above could be filed in the future.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

Subadvisor for SVS Davis Venture Value Portfolio

Davis Selected Advisers, L.P., 2949 E. Elvira Road, Suite 101, Tucson, Arizona 85706, is the subadvisor to SVS Davis Venture Value Portfolio. Davis Selected Advisers, L.P. began serving as investment advisor to Davis New York Venture Fund in 1969 and currently serves as investment advisor to all of the Davis Funds, and acts as advisor or subadvisor for a number of other institutional accounts including mutual funds and private accounts. DeIM pays a fee to Davis Selected Advisers, L.P. for acting as subadvisor to SVS Davis Venture Value Portfolio.

Subadvisor for SVS Dreman Financial Services Portfolio, SVS Dreman High Return Equity Portfolio and SVS Dreman Small Cap Value Portfolio

Dreman Value Management L.L.C., 520 East Cooper Avenue, Aspen, Colorado, is the subadvisor to SVS Dreman Financial Services Portfolio, SVS Dreman High Return Equity Portfolio and SVS Dreman Small Cap Value Portfolio and receives a fee for its services from DeIM. Founded in 1977, Dreman Value Management L.L.C. currently manages over $11 billion in assets. DeIM pays a fee to Dreman Value -- Management L.L.C. for acting as subadvisor to each portfolio.

Subadvisor for SVS Index 500 Portfolio

Northern Trust Investments, N.A. ("NTI"), 50 South LaSalle Street, Chicago, Illinois serves as subadvisor for SVS Index 500 Portfolio. NTI has managed accounts, including registered investment companies, designed to mirror the performance of the same index as the portfolio seeks to replicate. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. As of December 31, 2004, NTI had approximately $274 billion in assets under management.

Subadvisor for SVS INVESCO Dynamic Growth Portfolio

INVESCO Institutional (N.A.), ("INVESCO"), located at 1360 Peachtree Street NE, Atlanta, GA 30309, is the subadvisor to SVS INVESCO Dynamic Growth Portfolio. INVESCO, along with its affiliates, manages over $195 billion in assets. INVESCO is a subsidiary of AMVESCAP plc, an international investment management company that manages more than $382 billion in assets worldwide as of December 31, 2004. AMVESCAP is based in London, with money managers located in Europe, North and South America and the Far East. DeIM pays a fee to INVESCO for acting as subadvisor to SVS INVESCO Dynamic Growth Portfolio.

INVESCO has assumed subadvisory responsibilities for the portfolio from its affiliate, INVESCO Funds Group ("IFG").

Although none of the legal proceedings described below currently involve your portfolio, these matters affect INVESCO, your portfolio's subadvisor. The information that follows has been provided to the portfolio by INVESCO.

On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the chief executive officer of IFG. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG.

The SEC proceeding, filed in the United States District Court for the District of Colorado [Civil Action No. 03-N-2421 (PAC)], alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC alleges violations of Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, Section 206(1) and 206(2) of the Investment Advisers Act of 1940, and Sections 34(b) and 36(a) of the Investment Company Act of 1940. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

The NYAG proceeding, filed in the Supreme Court of the State of New York (New York County), is also based on the circumstances described above. The NYAG proceeding alleges violation of Article 23-A (the "Martin Act") and Section 349 of the General Business Law of the State of New York and Section 63(12) of the State of New York's Executive Law. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

The Colorado proceeding, filed in the Colorado District Court, in the City and County of Denver, Colorado, is also based on the circumstances described above. The Colorado proceeding alleges violations of Section 6-1-105(1) of the Colorado Consumer Protection Act. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia and the Colorado Securities Division. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc., and the SEC.

On September 7, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG, the former subadvisor to the portfolio, announced that IFG had reached agreements in principle with the Attorney General of the State of Colorado ("COAG"), the Office of the Attorney General of the State of New York ("NYAG") and the staff of the SEC to resolve civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. All of the agreements are subject to preparation and signing of final settlement documents. The SEC agreements also are subject to approval by the full Commission. Additionally, the Secretary of State of the State of Georgia is agreeable to the resolutions with other regulators.

Under the terms of the agreements, IFG will pay a total of $325 million, of which $110 million is civil penalties. It is expected that the final settlement documents will provide that the total settlement payments by IFG will be available to compensate shareholders of the INVESCO Funds harmed by market timing activity, as determined by an independent distribution consultant to be appointed under the settlements. The agreements will also commit IFG and the INVESCO Funds to a range of corporate governance reforms. Under the agreements with the NYAG and COAG, management fees on the INVESCO Funds will be reduced by $15 million per year for the next five years. IFG will also make other settlement-related payments required by the State of Colorado.

None of the costs of the settlements will be borne by the INVESCO Funds or by shareholders.

On August 31, 2004, the SEC announced settled enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. The SEC alleged that Messrs. Miller, Kolbe and Legoski violated Federal securities laws by facilitating widespread market timing trading in certain INVESCO Funds in contravention of those Funds' public disclosures. As part of such settlement, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, and further prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively. The SEC also prohibited Mr. Legoski from associating with a broker or dealer for a period of one year. The status of Raymond R. Cunningham (former Chief Executive Officer of IFG) remains unresolved at this date.

As a result of the matters discussed above, investors in the portfolio might react by redeeming their investments. This might require the portfolio to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the portfolio.

Response of AMVESCAP

AMVESCAP, the parent company of INVESCO, is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring IFG or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including SVS Dynamic Growth Portfolio.

Private actions

In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including IFG, depending on the lawsuit. The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA");
(iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation recently has ordered that efficiency will be achieved if all actions alleging market timing throughout the mutual fund industry are transferred to the District of Maryland for coordinated pretrial discovery. IFG anticipates that the Panel will issue orders to transfer actions pending against it to the multidistrict litigation as well.

Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against IFG or AMVESCAP and related entities and individuals in the future. IFG does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the portfolio the services it has agreed to provide.

Subadvisor for SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio

Janus Capital Management LLC ("Janus Capital"), 151 Detroit Street, Denver, Colorado, is the subadvisor to SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio. Janus Capital began serving as investment advisor to Janus Fund in 1970 and currently serves as investment advisor to all of the Janus Funds, acts as subadvisor for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. DeIM pays a fee to Janus Capital for acting as subadvisor to SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio.

Although none of the legal proceedings described below currently involve your portfolios, these matters affect Janus Capital, your portfolio's subadvisor. The information that follows has been provided to the portfolios by Janus Capital.

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include
(i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class, (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940. A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence. A similar complaint was filed against Janus Capital in the U.S. District Court for the District of Massachusetts asserting similar claims against Janus Capital in its capacity as sub-adviser to a non-Janus mutual fund.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the portfolios.

Subadvisor for SVS MFS Strategic Value Portfolio

Massachusetts Financial Services Company ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the subadvisor to SVS MFS Strategic Value Portfolio. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $146.2 billion as of December 31, 2004. DeIM pays a fee to MFS for acting as subadvisor to SVS MFS Strategic Value Portfolio.

Although none of the legal proceedings described below currently involve your portfolio, these matters affect MFS, your portfolio's subadvisor. The information that follows has been provided to the portfolio by MFS.

On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with MFS fund sales (the term "MFS funds" means the open-end registered management investment companies sponsored by MFS). Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan developed by an independent distribution consultant. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003. The agreement with the SEC is reflected in an order of the SEC. The SEC settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The SEC settlement order states that MFS had in place policies designed to obtain best execution of all MFS fund trades. As part of the settlement, MFS retained an independent compliance consultant to review the completeness of its current policies and practices regarding disclosure to MFS fund trustees and to MFS fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial intermediaries who support the sale of MFS fund shares. Pursuant to the SEC order, on July 28, 2004, MFS transferred these settlement amounts to the SEC, and those MFS funds entitled to these settlement amounts accrued an estimate of their pro rata portion of these amounts. The final distribution plan was approved by the SEC on January 21, 2005, and the affected MFS funds received the payment on February 16, 2005.

In addition, in February 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS open-end retail fund ("MFS retail funds") prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS retail funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that they prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market retail funds. MFS' former Chief Executive Officer and former President also reached agreement with the SEC in which they agreed to, among other terms, monetary fines and temporary suspensions from association with any investment adviser or registered investment company. These individuals have resigned their positions with, and will not be returning to, MFS and the MFS funds. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain MFS retail funds, which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Board of Trustees of the MFS retail funds, and acceptable to the SEC. MFS has further agreed with NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH retained $250,000 and $750,000 was contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes and reviewing its policies and procedures.

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds. The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multidistrict litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS complex are Riggs v. MFS et al., Case No. 04-CV-01162-JFM (direct), Hammerslough
v. MFS et al., Case No. 04-MD-01620 (derivative) and Anita Walker v. MFS et al., Case No. 1:04-CV-01758 (ERISA). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney's fees and costs and other equitable and declaratory relief. Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (a consolidated action) and Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO)).The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney's fees and costs. The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

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

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of certain MFS retail funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the MFS retail funds, and distributed $50 million to affected MFS funds to compensate those funds based upon the amount of brokerage commissions allocated in recognition of MFS fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected MFS funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased portfolio redemptions, reduced sales of portfolio shares, or other adverse consequences to the portfolio.

Subadvisor for SVS Oak Strategic Equity Portfolio

Oak Associates, Ltd. is the subadvisor to SVS Oak Strategic Equity Portfolio. Oak Associates, Ltd. currently has over $9 billion in assets under management. Oak Associates, Ltd.'s principal place of business is 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333. DeIM pays a fee to Oak Associates, Ltd. for acting as subadvisor to SVS Oak Strategic Equity Portfolio.

Subadvisor for SVS Turner Mid Cap Growth Portfolio

Turner Investment Partners, Inc., 1205 Westlakes Drive Suite 100, Berwyn, Pennsylvania, 19312 is the subadvisor to SVS Turner Mid Cap Growth Portfolio. As of December 31, 2004, Turner Investment Partners, Inc. had approximately $15.8 billion in assets under management. DeIM pays a fee to Turner Investment Partners, Inc. for acting as subadvisor to SVS Turner Mid Cap Growth Portfolio.

Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or the advisor. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisor and its affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisor believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

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

--------------------------------------------------------------------------------

Your Investment in the Portfolios


The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class B shares of each portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee. Each portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II (which includes the portfolios just described) are the participating insurance companies (the "insurance companies") that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolios do not sell shares directly to the public. The portfolios sell shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to a portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolios, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of a portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than a portfolio and have different expense ratios than the portfolios. As a result, the performance of a portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in that portfolio.

The portfolios have a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolios will ask for its name, address and other information that will allow a portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, a portfolio would ask for documents such as the insurance company's articles of incorporation) to help a portfolio verify the insurance company's identity.

A portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

Since Scudder Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), that portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Money Market Portfolio receives investable funds.

A portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

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

The advisor, Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the advisor's recommendation of a portfolio.

Buying and Selling Shares

Each portfolio is open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolios continuously sell shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day a portfolio is open for business.

o Unless otherwise instructed, a portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolios do not issue share certificates.

o The portfolios reserve the right to reject purchases of shares for any reason.

o The portfolios reserve the right to withdraw or suspend the offering of shares at any time.

o The portfolios reserve the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolios may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of a portfolio, they are deemed to be in a portfolio's best interest or when a portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolios may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of a portfolio's shareholders.

o Currently, the Board of Trustees of Scudder Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to each portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolios (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for portfolios investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., "time zone arbitrage").

The portfolios discourage short-term and excessive trading. The portfolios will take steps to detect and deter short-term and excessive trading pursuant to each portfolio's policies as described in this prospectus and approved by the Board.

Each portfolio's policies include:

o each portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to a portfolio; and

o each portfolio has adopted certain fair valuation practices reasonably designed to protect a portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a portfolio. (See "How the Portfolios Calculate Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to a portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolios reserve the right to terminate a separate account's ability to invest in the portfolios if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of each portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of a portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in that portfolio. It is important to note that the advisor and the portfolios do not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in a portfolio.

The portfolios' policies and procedures may be modified or terminated at any time.

Since Scudder Money Market Portfolio holds short-term instruments and is intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in this portfolio and, accordingly, the Board has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other Scudder funds.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to a portfolio. Contract owners should contact their insurance company to effect transactions in a portfolio.

How the Portfolios Calculate Share Price

To calculate net asset value per share or NAV, each portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
                ----------------------------------------  =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for each portfolio is the NAV.

For Scudder Money Market Portfolio, the share price, or NAV, is normally $1.00 calculated using amortized cost value (the method used by most money market funds).

Except with Scudder Money Market Portfolio, we typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

Scudder Money Market Portfolio intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

Marketing and Distribution Fees

Scudder Distributors, Inc., a subsidiary of the investment advisor, is the portfolios' distributor.

Scudder Variable Series II has adopted a 12b-1 plan for all Class B shares. Under the plan, Scudder Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

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

--------------------------------------------------------------------------------

To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and a portfolio's performance. They also have detailed performance figures, a list of everything each portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 778-1482, or contact Scudder Investments at the address listed below. The portfolios' SAI and shareholder reports are also available through the Scudder Web site at www.scudder.com. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
(800) 778-1482                               (202) 942-8090

                                             www.sec.gov

                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Variable Series II



o   Scudder Conservative Income Strategy Portfolio

o   Scudder Growth & Income Strategy Portfolio

o   Scudder Growth Strategy Portfolio

o   Scudder Income & Growth Strategy Portfolio


Prospectus


May 1, 2005


Class B Shares




This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.




The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents


How the Portfolios Work                                         Your Investment in the Portfolios

  3   Scudder Conservative Income Strategy Portfolio            29   Buying and Selling Shares

  8   Scudder Growth & Income Strategy Portfolio                30   How the Portfolios Calculate Share Price

 14   Scudder Growth Strategy Portfolio                         31   Distributions

 20   Scudder Income & Growth Strategy Portfolio                31   Taxes

 26   Other Policies and Risks                                  31   Marketing and Distribution Fees

 26   Who Manages and Oversees the Portfolios

 26   Investment Advisor

How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Conservative Income Strategy Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks current income and, as a secondary objective, long-term growth of capital. It does this by investing in other Scudder portfolios ("underlying portfolios") that invest across a range of asset classes, utilizing a wide variety of securities and investment styles. The portfolio will always invest in the share class of an underlying portfolio with the lowest fees and expenses.

For Scudder Conservative Income Strategy Portfolio, the portfolio managers will generally allocate the portfolio's assets in the following ranges:

o 60-90% in underlying portfolios which invest primarily in fixed-income securities of all credit qualities and maturities.

o 10-40% in underlying portfolios which invest primarily in equity securities of all capitalization levels.

While the actual allocations will vary at any given time, the managers expect that over the long term they will average out to be approximately in the middle of the allocation ranges.

In making strategic allocation decisions, the managers take a top-down approach, using a proprietary mix of qualitative and quantitative factors to arrive at a view for the securities markets. Periodically, the managers will reevaluate which portfolios to use as underlying portfolios and in which proportions, and rebalance the portfolio to approximate the then current allocation targets. The managers may also consider factors such as investment style and market capitalization weightings when making their investment decisions, in order to take advantage of medium-term trends.

It is expected that, in the future, the managers may invest in instruments, commonly called "derivatives," including, but not limited to, futures and forward currency exchange contracts, to attempt to manage risk and enhance returns. Derivatives may be used to hedge the portfolio against price fluctuations and otherwise reduce risk. Derivatives may also be used to increase the portfolio's exposure to certain markets in an attempt to enhance returns. These strategies may be used separately or in combination. The managers may also use these derivatives strategies to help maintain cash reserves or otherwise liquid assets to meet shareholder redemptions, or for other needs, while maintaining exposure to the markets. The managers will determine which derivative instruments to purchase by using a quantitative strategy that incorporates data from various international markets. The strategy seeks to shift the emphasis on the portfolio's holdings in response to short- and medium-term changes in global markets. The use of the strategy is subject to Board approval. Shareholders will be notified prior to the use of the strategy.

The underlying portfolios use a broad array of investment styles. These portfolios can buy many types of securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, US government and agency bonds, mortgage- and asset-backed securities, money market instruments and others. These securities are mainly from US issuers but may be, to a more limited extent, from foreign issuers.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments. The portfolio's allocations among the underlying portfolios will change over time, causing corresponding changes in the portfolio's risk profile.

Asset Allocation Risk. Although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the portfolio was invested primarily in underlying portfolios that emphasize stocks, it would perform poorly relative to a portfolio invested primarily in bonds.

Reallocation Risk. From time to time, one or more underlying portfolios may experience relatively large investments or redemptions due to reallocations or rebalancings of the portfolios by the managers. These transactions will affect the underlying portfolios, since underlying portfolios that experience redemptions as a result of reallocations or rebalancings may have to sell securities and underlying portfolios that receive additional cash will have to invest such cash. In addition, a large redemption by a portfolio in a specific underlying portfolio could also hurt the performance of another portfolio currently invested in the same underlying portfolio. While it is impossible to predict the overall impact of these transactions over time, there could also be adverse effects on a portfolio's performance to the extent that the underlying portfolios may be required to sell securities or invest cash at times when they would otherwise not do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs for the underlying portfolios. The managers are committed to minimizing such impact on the underlying portfolios to the extent consistent with pursuing the investment objective of a portfolio. The managers will at all times monitor the impact on the underlying portfolios of transactions by a portfolio.

Focused Investment Risk. Overall risk can be reduced by industry or geographic diversification, and increased by focusing investments in a limited number of geographic regions or in industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services). An underlying portfolio that focuses its investments in the securities of issuers in industries with high positive correlations to one another may be particularly vulnerable to events affecting companies in those industries because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments. Similarly, underlying portfolios that invest significant portions of their assets in a narrowly defined geographic region or in a particular foreign country may be particularly vulnerable to events affecting companies located in that region or country because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Credit Risk. An underlying portfolio purchasing bonds faces the risk that the issuer or guarantor of a debt security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or otherwise to honor its obligations. The degree of this risk for a particular security may be reflected in its credit rating. This risk is greater with junk and foreign bonds because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other foreign issuers are already in default. In addition, because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds are generally more vulnerable to bad economic news or even the expectation of bad news, than those of investment-grade bonds. In some cases, bonds, particularly junk bonds, may decline in credit quality or go into default.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of an underlying portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by an underlying portfolio may prepay principal earlier than scheduled, forcing the underlying portfolio to reinvest in lower yielding securities. Prepayment may reduce the underlying portfolio's income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the underlying portfolio's effective duration and reducing the value of the security. Because an underlying portfolio may invest in mortgage-related securities, the portfolio is more vulnerable to both of these risks.

Stock Market Risk. An important factor for the underlying portfolios is how stock markets perform. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments an underlying portfolio makes and the underlying portfolio may not be able to get attractive prices for them.

Derivatives Risk. Risks associated with derivatives include: the risk that a derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio or an underlying portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio or an underlying portfolio to the effects of leverage, which could increase the portfolio's or an underlying portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio or an underlying portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by an underlying portfolio that occurs during the term of the loan would be borne by the underlying portfolio and would adversely affect that underlying portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the underlying portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio or an underlying portfolio has valued its securities too highly, you may end up paying too much for shares when you buy into the portfolio. If the portfolio or an underlying portfolio underestimates their price, you may not receive the full market value for your shares when you sell.

Other factors that could affect performance include:

o the managers of the portfolio or the underlying portfolios could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters;

o to the extent an underlying portfolio invests in foreign securities, it faces the risks inherent in foreign investing including adverse political, economic or social developments which could hurt portfolio performance; and

o the underlying portfolios may trade securities more actively than comparable portfolios. Upon the use of the derivatives strategy, the portfolio may also trade derivative instruments more actively than comparable portfolios. Any of these cases could raise transactions costs and thereby lower returns.

The portfolio is designed for investors who are interested in a relatively conservative asset allocation investment.

Performance

Because this is a new portfolio, it does not have a full calendar year of performance to report as of the date of this prospectus.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The portfolio's shareholders directly bear the fees and expenses of the portfolio, subject to the contractual obligations of the advisor, underwriter and accounting agent to waive fees or reimburse expenses to maintain the portfolio's operating expenses at a specified level (see "Net Annual Operating Expenses" in the table below). The portfolio will indirectly bear its proportionate share of fees and expenses incurred by the underlying portfolios in which the portfolio is invested (see "Range of Average Weighted Net Expense Ratios" in the table below). The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                            Class B
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                        0.15%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                      0.25
--------------------------------------------------------------------------------
Other Expenses^1                                                      0.41
--------------------------------------------------------------------------------
Total Annual Operating Expenses^2,^3                                  0.81
--------------------------------------------------------------------------------
Less Expense Waiver/Reimbursement                                     0.06
--------------------------------------------------------------------------------
Net Annual Operating Expenses^2,^3                                    0.75
--------------------------------------------------------------------------------

^1  Other expenses are based on estimated amounts for the current fiscal year.

^2 Through April 30, 2006, the advisor, underwriter and accounting agent have each contractually agreed to waive their respective fees to the extent necessary to maintain the portfolio's direct operating expenses at 0.75% of average daily net assets, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

^3 From time to time, the advisor may voluntarily waive or reimburse certain operating expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the advisor.

-------------------------------------------------------------------------------------------------------------
Range of Average Weighted Net Expense Ratios for underlying portfolios^4            0.53% to 0.82%
-------------------------------------------------------------------------------------------------------------
Estimated Total Annual Direct and Indirect Operating Expenses^5                          1.42%
-------------------------------------------------------------------------------------------------------------

^4 Certain ratios reduced for contractual expense limitations and/or reimbursements where applicable, based on the most recent prospectuses.

^5 The Estimated Total Annual Direct and Indirect Operating Expenses shown in the table is the sum of the portfolio's Net Annual Operating Expenses and the underlying portfolios' estimated Indirect Expenses.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions, and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                            1 Year                  3 Years                 5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------
Class B shares                      $145                    $462                    $802                   $1,763
------------------------------------------------------------------------------------------------------------------------------------


The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Arnim Holzer                              Inna Okounkova                          Robert Wang
Director of Deutsche Asset Management     Director of Deutsche Asset Management   Managing Director of Deutsche Asset
and Portfolio Manager of the portfolio.   and Portfolio Manager of the portfolio. Management and Portfolio Manager of
  o Senior Investment Strategist for        o Global Asset Allocation portfolio   the portfolio.
    Asset Allocation: New York.               manager: New York.                    o Global Asset Allocation senior
  o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management        portfolio manager: New York.
    1999, having served with the firm's       in 1999 as a quantitative analyst,    o Joined Deutsche Asset Management in
    equity and fixed-income investment        becoming an associate portfolio         1995 as a senior fixed income
    committees after 18 years of              manager in 2001.                        portfolio manager after 13 years of
    experience, including 3 years           o BS, MS, Moscow State University;        experience at J.P. Morgan & Co.
    managing Emerging Markets Fixed           MBA, University of Chicago.             trading fixed income, derivatives
    Income, Emerging Markets Equity, and    o Joined the portfolio in 2004.           and foreign exchange products.
    Emerging Markets balanced accounts at                                           o BS, The Wharton School, University
    New York-based Deltec Asset                                                       of Pennsylvania.
    Management Corporation and in various                                           o Joined the portfolio in 2004.
    positions at Neuberger & Berman,
    Bankers Trust and Chemical Bank.
  o AB, Princeton University; MBA,
    Fordham University.
  o Joined the portfolio in 2004.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Conservative Income Strategy Portfolio

------------------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                                                          2004^a
------------------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                            $10.00
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                                                                  (.02)
------------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions                                               .51
------------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                                                 .49
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                                  $10.49
------------------------------------------------------------------------------------------------------------------------------------
Total Return (%)^c                                                                                                4.90**
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                                               2
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                                                  21.20*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                                                     .75*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                                         (.63)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                                         37*
------------------------------------------------------------------------------------------------------------------------------------

^a  For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

^b  Based on average shares outstanding during the period.

^c  Total return would have been lower had certain expenses not been reduced.

*   Annualized

**  Not annualized

Scudder Growth & Income Strategy Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks a balance of long-term growth of capital and current income with an emphasis on growth of capital. It does this by investing in a portfolio of other Scudder portfolios ("underlying portfolios") that invest across a range of asset classes, utilizing a wide variety of securities and investment styles. The portfolio will always invest in the share class of an underlying portfolio with the lowest fees and expenses.

For Scudder Growth & Income Strategy Portfolio, the portfolio managers will generally allocate the portfolio's assets in the following ranges:

o 45-75% in underlying portfolios which invest primarily in equity securities of all capitalization levels.

o 25-55% in underlying portfolios which invest primarily in fixed-income securities of all credit qualities and maturities.

While the actual allocations will vary at any given time, the managers expect that over the long term they will average out to be approximately in the middle of the allocation ranges.

In making strategic allocation decisions, the managers take a top-down approach, using a proprietary mix of qualitative and quantitative factors to arrive at a view for the securities markets. Periodically, the managers will reevaluate which portfolios to use as underlying portfolios and in which proportions, and rebalance the portfolio to approximate the then current allocation targets. The managers may also consider factors such as investment style and market capitalization weightings when making their investment decisions, in order to take advantage of medium-term trends.

It is expected that, in the future, the managers may invest in instruments, commonly called "derivatives," including, but not limited to, futures and forward currency exchange contracts, to attempt to manage risk and enhance returns. Derivatives may be used to hedge the portfolio against price fluctuations and otherwise reduce risk. Derivatives may also be used to increase the portfolio's exposure to certain markets in an attempt to enhance returns. These strategies may be used separately or in combination. The managers may also use these derivatives strategies to help maintain cash reserves or otherwise liquid assets to meet shareholder redemptions, or for other needs, while maintaining exposure to the markets. The managers will determine which derivative instruments to purchase by using a quantitative strategy that incorporates data from various international markets. The strategy seeks to shift the emphasis on the portfolio's holdings in response to short- and medium-term changes in global markets. The use of the strategy is subject to Board approval. Shareholders will be notified prior to the use of the strategy.

The underlying portfolios use a broad array of investment styles. These portfolios can buy many types of securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, US government and agency bonds, mortgage- and asset-backed securities, money market instruments and others. These securities are mainly from US issuers but may be, to a more limited extent, from foreign issuers.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments. The portfolio's allocations among the underlying portfolios will change over time, causing corresponding changes in the portfolio's risk profile.

Asset Allocation Risk. Although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the portfolio was invested primarily in underlying portfolios that emphasize stocks, it would perform poorly relative to a portfolio invested primarily in bonds.

Reallocation Risk. From time to time, one or more underlying portfolios may experience relatively large investments or redemptions due to reallocations or rebalancings of the portfolios by the managers. These transactions will affect the underlying portfolios, since underlying portfolios that experience redemptions as a result of reallocations or rebalancings may have to sell securities and underlying portfolios that receive additional cash will have to invest such cash. In addition, a large redemption by a portfolio in a specific underlying portfolio could also hurt the performance of another portfolio currently invested in the same underlying portfolio. While it is impossible to predict the overall impact of these transactions over time, there could also be adverse effects on a portfolio's performance to the extent that the underlying portfolios may be required to sell securities or invest cash at times when they would otherwise not do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs for the underlying portfolios. The managers are committed to minimizing such impact on the underlying portfolios to the extent consistent with pursuing the investment objective of a portfolio. The managers will at all times monitor the impact on the underlying portfolios of transactions by a portfolio.

Focused Investment Risk. Overall risk can be reduced by industry or geographic diversification, and increased by focusing investments in a limited number of geographic regions or in industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services). An underlying portfolio that focuses its investments in the securities of issuers in industries with high positive correlations to one another may be particularly vulnerable to events affecting companies in those industries because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments. Similarly, underlying portfolios that invest significant portions of their assets in a narrowly defined geographic region or in a particular foreign country may be particularly vulnerable to events affecting companies located in that region or country because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Stock Market Risk. An important factor for the underlying portfolios is how stock markets perform. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments an underlying portfolio makes and the underlying portfolio may not be able to get attractive prices for them.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value an underlying portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. An underlying portfolio may invest in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of an underlying portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by an underlying portfolio may prepay principal earlier than scheduled, forcing the underlying portfolio to reinvest in lower yielding securities. Prepayment may reduce the underlying portfolio's income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the underlying portfolio's effective duration and reducing the value of the security. Because an underlying portfolio may invest in mortgage-related securities, the portfolio is more vulnerable to both of these risks.

Credit Risk. An underlying portfolio purchasing bonds faces the risk that the issuer or guarantor of a debt security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or otherwise to honor its obligations. The degree of this risk for a particular security may be reflected in its credit rating. This risk is greater with junk and foreign bonds because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other foreign issuers are already in default. In addition, because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds are generally more vulnerable to bad economic news or even the expectation of bad news, than those of investment-grade bonds. In some cases, bonds, particularly junk bonds, may decline in credit quality or go into default.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio or an underlying portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio or an underlying portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses that it could have if it or an underlying portfolio had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by an underlying portfolio that occurs during the term of the loan would be borne by the underlying portfolio and would adversely affect that underlying portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the underlying portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio or an underlying portfolio has valued its securities too highly, you may end up paying too much for shares when you buy into the portfolio. If the portfolio or an underlying portfolio underestimates their price, you may not receive the full market value for your shares when you sell.

Other factors that could affect performance are:

o the managers of the portfolio or the underlying portfolios could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters; and

o the underlying portfolios may trade securities more actively than comparable portfolios. Upon the use of the derivatives strategy, the portfolio may also trade derivative instruments more actively than comparable portfolios. Any of these cases could raise transactions costs and thereby lower returns.

This portfolio is designed for investors who are interested in a growth-oriented, balanced asset allocation investment.

Performance

Because this is a new portfolio, it does not have a full calendar year of performance to report as of the date of this prospectus.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The portfolio's shareholders directly bear the fees and expenses of the portfolio, subject to the contractual obligations of the advisor, underwriter and accounting agent to waive fees or reimburse expenses to maintain the portfolio's operating expenses at a specified level (see "Net Annual Operating Expenses" in the table below). The portfolio will indirectly bear its proportionate share of fees and expenses incurred by the underlying portfolios in which the portfolio is invested (see "Range of Average Weighted Net Expense Ratios" in the table below). The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                                                                      Class B
------------------------------------------------------------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
------------------------------------------------------------------------------------------------------------------------------------
Management Fee                                                                                                  0.15%
------------------------------------------------------------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                                                                0.25
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses^1                                                                                                0.41
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses                                                                                 0.81
------------------------------------------------------------------------------------------------------------------------------------
Less Expense Waiver/Reimbursement                                                                               0.06
------------------------------------------------------------------------------------------------------------------------------------
Net Annual Operating Expenses^2,^3                                                                              0.75
------------------------------------------------------------------------------------------------------------------------------------

^1 Other expenses are based on estimated amounts for the current fiscal year.

^2 Through April 30, 2006, the advisor, underwriter and accounting agent have each contractually agreed to waive their respective fees to the extent necessary to maintain the portfolio's direct operating expenses at 0.75% of average daily net assets, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

^3 From time to time, the advisor may voluntarily waive or reimburse certain operating expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the advisor.

------------------------------------------------------------------------------------------------------------------------------------
Range of Average Weighted Net Expense Ratios for underlying portfolios^4                                     0.57% to 0.95%
------------------------------------------------------------------------------------------------------------------------------------
Estimated Total Annual Direct and Indirect Operating Expenses^5                                                1.44%
------------------------------------------------------------------------------------------------------------------------------------

^4 Certain ratios reduced for contractual expense limitations and/or reimbursements where applicable, based on the most recent prospectuses.

^5 The Estimated Total Annual Direct and Indirect Operating Expenses shown in the table is the sum of the portfolio's Net Annual Operating Expenses and the underlying portfolios' estimated Indirect Expenses.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions, and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example            1 Year          3 Years            5 Years          10 Years
--------------------------------------------------------------------------------
Class B shares      $147            $468               $813             $1,785
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Arnim Holzer                              Inna Okounkova                          Robert Wang
Director of Deutsche Asset Management     Director of Deutsche Asset Management   Managing Director of Deutsche Asset
and Portfolio Manager of the portfolio.   and Portfolio Manager of the portfolio. Management and Portfolio Manager of the
  o Senior Investment Strategist for        o Global Asset Allocation portfolio   portfolio.
    Asset Allocation: New York.               manager: New York.                    o Global Asset Allocation senior
  o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management        portfolio manager: New York.
    1999, having served with the firm's       in 1999 as a quantitative analyst,    o Joined Deutsche Asset Management in
    equity and fixed-income investment        becoming an associate portfolio         1995 as a senior fixed income
    committees after 18 years of              manager in 2001.                        portfolio manager after 13 years of
    experience, including 3 years           o BS, MS, Moscow State University;        experience at J.P. Morgan & Co.
    managing Emerging Markets Fixed           MBA, University of Chicago.             trading fixed income, derivatives
    Income, Emerging Markets Equity, and    o Joined the portfolio in 2004.           and foreign exchange products.
    Emerging Markets balanced accounts at                                           o BS, The Wharton School, University
    New York-based Deltec Asset                                                       of Pennsylvania.
    Management Corporation and in various                                           o Joined the portfolio in 2004.
    positions at Neuberger & Berman,
    Bankers Trust and Chemical Bank.
  o AB, Princeton University; MBA,
    Fordham University.
  o Joined the portfolio in 2004.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Growth & Income Strategy Portfolio

----------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                                2004^a
----------------------------------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                   $10.00
----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                                         (.03)5
----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions                      .87
----------------------------------------------------------------------------------------------------------
  Total from investment operations                                                        .84
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                         $10.84
----------------------------------------------------------------------------------------------------------
Total Return (%)^c                                                                       8.40**
----------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                     39
----------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                          1.53*
----------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                            .75*
----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                (.68)*
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                13*
----------------------------------------------------------------------------------------------------------

^a  For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

^b  Based on average shares outstanding during the period.

^c  Total return would have been lower had certain expenses not been reduced.

*   Annualized

**  Not annualized

Scudder Growth Strategy Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital. It does this by investing in a portfolio of other Scudder portfolios ("underlying portfolios") that invest across a range of asset classes, utilizing a wide variety of securities and investment styles. The portfolio will always invest in the share class of an underlying portfolio with the lowest fees and expenses.

For the Scudder Growth Strategy Portfolio, the portfolio managers will generally allocate the portfolio's assets in the following ranges:

o 60-80% in underlying portfolios which invest primarily in equity securities of all capitalization levels.

o 20-40% in underlying portfolios which invest primarily in fixed-income securities of all credit qualities and maturities.

While the actual allocations will vary at any given time, the managers expect that over the long term they will average out to be approximately in the middle of the allocation ranges.

In making strategic allocation decisions, the managers take a top-down approach, using a proprietary mix of qualitative and quantitative factors to arrive at a view for the securities markets. Periodically, the managers will reevaluate which portfolios to use as underlying portfolios and in which proportions, and rebalance the portfolio to approximate the then current allocation targets. The managers may also consider factors such as investment style and market capitalization weightings when making their investment decisions, in order to take advantage of medium-term trends.

It is expected that, in the future, the managers may invest in instruments, commonly called "derivatives," including, but not limited to, futures and forward currency exchange contracts, to attempt to manage risk and enhance returns. Derivatives may be used to hedge the portfolio against price fluctuations and otherwise reduce risk. Derivatives may also be used to increase the portfolio's exposure to certain markets in an attempt to enhance returns. These strategies may be used separately or in combination. The managers may also use these derivatives strategies to help maintain cash reserves or otherwise liquid assets to meet shareholder redemptions, or for other needs, while maintaining exposure to the markets. The managers will determine which derivative instruments to purchase by using a quantitative strategy that incorporates data from various international markets. The strategy seeks to shift the emphasis on the portfolio's holdings in response to short- and medium-term changes in global markets. The use of the strategy is subject to Board approval. Shareholders will be notified prior to the use of the strategy.

The underlying portfolios use a broad array of investment styles. These portfolios can buy many types of securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, US government and agency bonds, mortgage- and asset-backed securities, money market instruments and others. These securities are mainly from US issuers but may be, to a more limited extent, from foreign issuers.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments. The portfolio's allocations among the underlying portfolios will change over time, causing corresponding changes in the portfolio's risk profile.

Asset Allocation Risk. Although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the portfolio was invested primarily in underlying portfolios that emphasize stocks, it would perform poorly relative to a portfolio invested primarily in bonds.

Reallocation Risk. From time to time, one or more underlying portfolios may experience relatively large investments or redemptions due to reallocations or rebalancings of the portfolios by the managers. These transactions will affect the underlying portfolios, since underlying portfolios that experience redemptions as a result of reallocations or rebalancings may have to sell securities and underlying portfolios that receive additional cash will have to invest such cash. In addition, a large redemption by a portfolio in a specific underlying portfolio could also hurt the performance of another portfolio currently invested in the same underlying portfolio. While it is impossible to predict the overall impact of these transactions over time, there could also be adverse effects on a portfolio's performance to the extent that the underlying portfolios may be required to sell securities or invest cash at times when they would otherwise not do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs for the underlying portfolios. The managers are committed to minimizing such impact on the underlying portfolios to the extent consistent with pursuing the investment objective of a portfolio. The managers will at all times monitor the impact on the underlying portfolios of transactions by a portfolio.

Focused Investment Risk. Overall risk can be reduced by industry or geographic diversification, and increased by focusing investments in a limited number of geographic regions or in industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services). An underlying portfolio that focuses its investments in the securities of issuers in industries with high positive correlations to one another may be particularly vulnerable to events affecting companies in those industries because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments. Similarly, underlying portfolios that invest significant portions of their assets in a narrowly defined geographic region or in a particular foreign country may be particularly vulnerable to events affecting companies located in that region or country because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Stock Market Risk. An important factor for the underlying portfolios is how stock markets perform. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments an underlying portfolio makes and the underlying portfolio may not be able to get attractive prices for them.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value an underlying portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. An underlying portfolio may invest in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of an underlying portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by an underlying portfolio may prepay principal earlier than scheduled, forcing the underlying portfolio to reinvest in lower yielding securities. Prepayment may reduce the underlying portfolio's income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the underlying portfolio's effective duration and reducing the value of the security. Because an underlying portfolio may invest in mortgage-related securities, the portfolio is more vulnerable to both of these risks.

Credit Risk. An underlying portfolio purchasing bonds faces the risk that the issuer or guarantor of a debt security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or otherwise to honor its obligations. The degree of this risk for a particular security may be reflected in its credit rating. This risk is greater with junk and foreign bonds because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other foreign issuers are already in default. In addition, because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds are generally more vulnerable to bad economic news or even the expectation of bad news, than those of investment-grade bonds. In some cases, bonds, particularly junk bonds, may decline in credit quality or go into default.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio or an underlying portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio or an underlying portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses that it could have if it or an underlying portfolio had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by an underlying portfolio that occurs during the term of the loan would be borne by the underlying portfolio and would adversely affect that underlying portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the underlying portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio or an underlying portfolio has valued its securities too highly, you may end up paying too much for shares when you buy into the portfolio. If the portfolio or an underlying portfolio underestimates their price, you may not receive the full market value for your shares when you sell.

Other factors that could affect performance are:

o the managers of the portfolio or the underlying portfolios could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters; and

o the underlying portfolios may trade securities more actively than comparable portfolios. Upon the use of the derivatives strategy, the portfolio may also trade derivative instruments more actively than comparable portfolios. Any of these cases could raise transactions costs and thereby lower returns.

This portfolio is designed for investors who are interested in a growth-focused asset allocation investment.

Performance

Because this is a new portfolio, it does not have a full calendar year of performance to report as of the date of this prospectus.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The portfolio's shareholders directly bear the fees and expenses of the portfolio, subject to the contractual obligations of the advisor, underwriter and accounting agent to waive fees or reimburse expenses to maintain the portfolio's operating expenses at a specified level (see "Net Annual Operating Expenses" in the table below). The portfolio will indirectly bear its proportionate share of fees and expenses incurred by the underlying portfolios in which the portfolio is invested (see "Range of Average Weighted Net Expense Ratios" in the table below). The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                                                                      Class B
------------------------------------------------------------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
------------------------------------------------------------------------------------------------------------------------------------
Management Fee                                                                                                  0.15%
------------------------------------------------------------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                                                                0.25
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses^1                                                                                                0.41
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses                                                                                 0.81
------------------------------------------------------------------------------------------------------------------------------------
Less Expense Waiver/Reimbursement                                                                               0.06
------------------------------------------------------------------------------------------------------------------------------------
Net Annual Operating Expenses^2,^3                                                                              0.75
------------------------------------------------------------------------------------------------------------------------------------

^1 Other expenses are based on estimated amounts for the current fiscal year.

^2 Through April 30, 2006, the advisor, underwriter and accounting agent have each contractually agreed to waive their respective fees to the extent necessary to maintain the portfolio's direct operating expenses at 0.75% of average daily net assets, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

^3 From time to time, the advisor may voluntarily waive or reimburse certain operating expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the advisor.

------------------------------------------------------------------------------------------------------------------------------------
Range of Average Weighted Net Expense Ratios for underlying portfolios^4                             0.56% to 1.03%
------------------------------------------------------------------------------------------------------------------------------------
Estimated Total Annual Direct and Indirect Operating Expenses^5                                           1.48%
------------------------------------------------------------------------------------------------------------------------------------

^4 Certain ratios reduced for contractual expense limitations and/or reimbursements where applicable, based on the most recent prospectuses.

^5 The Estimated Total Annual Direct and Indirect Operating Expenses shown in the table is the sum of the portfolio's Net Annual Operating Expenses and the underlying portfolios' estimated Indirect Expenses.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Clas B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions, and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                            1 Year                  3 Years                 5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------
Class B shares                      $151                    $481                    $834                   $1,829
------------------------------------------------------------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Arnim Holzer                              Inna Okounkova                          Robert Wang
Director of Deutsche Asset Management     Director of Deutsche Asset Management   Managing Director of Deutsche Asset
and Portfolio Manager of the portfolio.   and Portfolio Manager of the portfolio. Management and Portfolio Manager of
  o Senior Investment Strategist for         o Global Asset Allocation portfolio  the portfolio.
    Asset Allocation: New York.                manager: New York.                  o Global Asset Allocation senior
  o Joined Deutsche Asset Management in      o Joined Deutsche Asset Management      portfolio manager: New York.
    1999, having served with the firm's        in 1999 as a quantitative analyst,  o Joined Deutsche Asset Management in
    equity and fixed-income investment         becoming an associate portfolio       1995 as a senior fixed income
    committees after 18 years of               manager in 2001.                      portfolio manager after 13 years of
    experience, including 3 years            o BS, MS, Moscow State University;      experience at J.P. Morgan & Co.
    managing Emerging Markets Fixed            MBA, University of Chicago.           trading fixed income, derivatives
    Income, Emerging Markets Equity, and     o Joined the portfolio in 2004.         and foreign exchange products.
    Emerging Markets balanced accounts at                                          o BS, The Wharton School, University
    New York-based Deltec Asset                                                      of Pennsylvania.
    Management Corporation and in various                                          o Joined the portfolio in 2004.
    positions at Neuberger & Berman,
    Bankers Trust and Chemical Bank.
  o AB, Princeton University; MBA,
    Fordham University.
  o Joined the portfolio in 2004.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Growth Strategy Portfolio

--------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                              2004^a
--------------------------------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                $10.00
--------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                                      (.03)
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions                  1.06
--------------------------------------------------------------------------------------------------------
  Total from investment operations                                                    1.03
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $11.03
--------------------------------------------------------------------------------------------------------
Total Return (%)^c                                                                   10.30**
--------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                  47
--------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                       1.38*
--------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                        0.75*
--------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                            (0.69)*
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                             15*
--------------------------------------------------------------------------------------------------------

^a  For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

^b  Based on average shares outstanding during the period.

^c  Total return would have been lower had certain expenses not been reduced.

*   Annualized

**  Not annualized

Scudder Income & Growth Strategy Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks a balance of current income and long-term growth of capital with an emphasis on current income. It does this by investing in a portfolio of other Scudder portfolios ("underlying portfolios") that invest across a range of asset classes, utilizing a wide variety of securities and investment styles. The portfolio will always invest in the share class of an underlying portfolio with the lowest fees and expenses.

For Scudder Income & Growth Strategy Portfolio, the portfolio managers will generally allocate the portfolio's assets in the following ranges:

o 45-75% in underlying portfolios which invest primarily in fixed-income securities of all credit qualities and maturities.

o 25-55% in underlying portfolios which invest primarily in equity securities of all capitalization levels.

While the actual allocations will vary at any given time, the managers expect that over the long term they will average out to be approximately in the middle of the allocation ranges.

In making their strategic allocation decisions, the managers take a top-down approach, using a proprietary mix of qualitative and quantitative factors to arrive at a view for the securities markets. Periodically, the managers will reevaluate which portfolios to use as underlying portfolios and in which proportions, and rebalance the portfolio to approximate the then current allocation targets. The managers may also consider factors such as investment style and market capitalization weightings when making their investment decisions, in order to take advantage of medium-term trends.

It is expected that, in the future, the managers may invest in instruments, commonly called "derivatives," including, but not limited to, futures and forward currency exchange contracts, to attempt to manage risk and enhance returns. Derivatives may be used to hedge the portfolio against price fluctuations and otherwise reduce risk. Derivatives may also be used to increase the portfolio's exposure to certain markets in an attempt to enhance returns. These strategies may be used separately or in combination. The managers may also use these derivatives strategies to help maintain cash reserves or otherwise liquid assets to meet shareholder redemptions, or for other needs, while maintaining exposure to the markets. The managers will determine which derivative instruments to purchase by using a quantitative strategy that incorporates data from various international markets. The strategy seeks to shift the emphasis on the portfolio's holdings in response to short- and medium-term changes in global markets. The use of the strategy is subject to Board approval. Shareholders will be notified prior to the use of the strategy.

The underlying portfolios use a broad array of investment styles. These portfolios can buy many types of securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, US government and agency bonds, mortgage- and asset-backed securities, money market instruments and others. These securities are mainly from US issuers but may be, to a more limited extent, from foreign issuers.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments. The portfolio's allocations among the underlying portfolios will change over time, causing corresponding changes in the portfolio's risk profile.

Asset Allocation Risk. Although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the portfolio was invested primarily in underlying portfolios that emphasize stocks, it would perform poorly relative to a portfolio invested primarily in bonds.

Reallocation Risk. From time to time, one or more underlying portfolios may experience relatively large investments or redemptions due to reallocations or rebalancings of the portfolios by the managers. These transactions will affect the underlying portfolios, since underlying portfolios that experience redemptions as a result of reallocations or rebalancings may have to sell securities and underlying portfolios that receive additional cash will have to invest such cash. In addition, a large redemption by a portfolio in a specific underlying portfolio could also hurt the performance of another portfolio currently invested in the same underlying portfolio. While it is impossible to predict the overall impact of these transactions over time, there could also be adverse effects on a portfolio's performance to the extent that the underlying portfolios may be required to sell securities or invest cash at times when they would otherwise not do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs for the underlying portfolios. The managers are committed to minimizing such impact on the underlying portfolios to the extent consistent with pursuing the investment objective of a portfolio. The managers will at all times monitor the impact on the underlying portfolios of transactions by a portfolio.

Focused Investment Risk. Overall risk can be reduced by industry or geographic diversification, and increased by focusing investments in a limited number of geographic regions or in industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services). An underlying portfolio that focuses its investments in the securities of issuers in industries with high positive correlations to one another may be particularly vulnerable to events affecting companies in those industries because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments. Similarly, underlying portfolios that invest significant portions of their assets in a narrowly defined geographic region or in a particular foreign country may be particularly vulnerable to events affecting companies located in that region or country because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Credit Risk. An underlying portfolio purchasing bonds faces the risk that the issuer or guarantor of a debt security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or otherwise to honor its obligations. The degree of this risk for a particular security may be reflected in its credit rating. This risk is greater with junk and foreign bonds because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other foreign issuers are already in default. In addition, because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds are generally more vulnerable to bad economic news or even the expectation of bad news, than those of investment-grade bonds. In some cases, bonds, particularly junk bonds, may decline in credit quality or go into default.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of an underlying portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by an underlying portfolio may prepay principal earlier than scheduled, forcing the underlying portfolio to reinvest in lower yielding securities. Prepayment may reduce the underlying portfolio's income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the underlying portfolio's effective duration and reducing the value of the security. Because an underlying portfolio may invest in mortgage-related securities, the portfolio is more vulnerable to both of these risks.

Stock Market Risk. An important factor for the underlying portfolios is how stock markets perform. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments an underlying portfolio makes and the underlying portfolio may not be able to get attractive prices for them.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value an underlying portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. An underlying portfolio may invest in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Market Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio or an underlying portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio or an underlying portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses that it could have if it or an underlying portfolio had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by an underlying portfolio that occurs during the term of the loan would be borne by the underlying portfolio and would adversely affect that underlying portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the underlying portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio or an underlying portfolio has valued its securities too highly, you may end up paying too much for shares when you buy into the portfolio. If the portfolio or an underlying portfolio underestimates their price, you may not receive the full market value for your shares when you sell.

Other factors that could affect performance are:

o the managers of the portfolio or the underlying portfolios could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters; and

o the underlying portfolios may trade securities more actively than comparable portfolios. Upon the use of the derivatives strategy, the portfolio may also trade derivative instruments more actively than comparable portfolios. Any of these cases could raise transactions costs and thereby lower returns.

This portfolio is designed for investors who are interested in a relatively conservative balanced asset allocation investment.

Performance

Because this is a new portfolio, it does not have a full calendar year of performance to report as of the date of this prospectus.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The portfolio's shareholders directly bear the fees and expenses of the portfolio, subject to the contractual obligations of the advisor, underwriter and accounting agent to waive fees or reimburse expenses to maintain the portfolio's operating expenses at a specified level (see "Net Annual Operating Expenses" in the table below). The portfolio will indirectly bear its proportionate share of fees and expenses incurred by the underlying portfolios in which the portfolio is invested (see "Range of Average Weighted Net Expense Ratios" in the table below). The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                                                                     Class B
------------------------------------------------------------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
------------------------------------------------------------------------------------------------------------------------------------
Management Fee                                                                                                  0.15%
------------------------------------------------------------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                                                                0.25
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses^1                                                                                                0.41
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses^2,^3                                                                            0.81
------------------------------------------------------------------------------------------------------------------------------------
Less Expense Waiver/Reimbursement                                                                               0.06
------------------------------------------------------------------------------------------------------------------------------------
Net Annual Operating Expenses^2,^3                                                                              0.75
------------------------------------------------------------------------------------------------------------------------------------

^1  Other expenses are based on estimated amounts for the current fiscal year.

^2 Through April 30, 2006, the advisor, underwriter and accounting agent have each contractually agreed to waive their respective fees to the extent necessary to maintain the portfolio's direct operating expenses at 0.75% of average daily net assets, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

^3 From time to time, the advisor may voluntarily waive or reimburse certain operating expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the advisor.

------------------------------------------------------------------------------------------------------------------------------------
Range of Average Weighted Net Expense Ratios for underlying portfolios^4                              0.57% to 0.96%
------------------------------------------------------------------------------------------------------------------------------------
Estimated Total Annual Direct and Indirect Operating Expenses^5                                            1.44%
------------------------------------------------------------------------------------------------------------------------------------

^4 Certain ratios reduced for contractual expense limitations and/or reimbursements where applicable, based on the most recent prospectuses.

^5 The Estimated Total Annual Direct and Indirect Operating Expenses shown in the table is the sum of the portfolio's Net Annual Operating Expenses and the underlying portfolios' estimated Indirect Expenses.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions, and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                            1 Year                  3 Years                 5 Years                10 Years
---------------------------------------------------------------------------------------------------------------------------
Class B shares                      $147                    $468                    $813                   $1,785
---------------------------------------------------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


Arnim Holzer                              Inna Okounkova                          Robert Wang
Director of Deutsche Asset Management     Director of Deutsche Asset Management   Managing Director of Deutsche Asset
and Portfolio Manager of the portfolio.   and Portfolio Manager of the portfolio. Management and Portfolio Manager of
  o Senior Investment Strategist for         o Global Asset Allocation portfolio  the' portfolio.
    Asset Allocation: New York.                manager: New York.                   o Global Asset Allocation senior
  o Joined Deutsche Asset Management in      o Joined Deutsche Asset Management       portfolio manager: New York.
    1999, having served with the firm's        in 1999 as a quantitative analyst,   o Joined Deutsche Asset Management in
    equity and fixed-income investment         becoming an associate portfolio        1995 as a senior fixed income
    committees after 18 years of               manager in 2001.                       portfolio manager after 13 years of
    experience, including 3 years            o BS, MS, Moscow State University;       experience at J.P. Morgan & Co.
    managing Emerging Markets Fixed            MBA, University of Chicago.            trading fixed income, derivatives
    Income, Emerging Markets Equity, and     o Joined the portfolio in 2004.          and foreign exchange products.
    Emerging Markets balanced accounts at                                           o BS, The Wharton School, University
    New York-based Deltec Asset                                                       of Pennsylvania.
    Management Corporation and in various                                           o Joined the portfolio in 2004.
    positions at Neuberger & Berman,
    Bankers Trust and Chemical Bank.
  o AB, Princeton University; MBA,
    Fordham University.
  o Joined the portfolio in 2004.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Income & Growth Strategy Portfolio

------------------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                                                          2004^a
------------------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data

------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                             $10.00
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                                                                   (.03)
------------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions                                                .69
------------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                                                  .66
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                                   $10.66
------------------------------------------------------------------------------------------------------------------------------------
Total Return (%)^c                                                                                                 6.60**
------------------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                                               14
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                                                    2.96*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                                                      .75*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                                                                                 (.67)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                                          18*
------------------------------------------------------------------------------------------------------------------------------------

^a  For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

^b  Based on average shares outstanding during the period.

^c  Total return would have been lower had certain expenses not been reduced.

*   Annualized

**  Not annualized

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there is another issue to know about:

o Although major changes tend to be infrequent, the Board could change a portfolio's investment goal without seeking shareholder approval.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios.

Each portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The portfolios' Statement of Additional Information includes a description of each portfolio's policies and procedures with respect to the disclosure of a portfolio's holdings.

If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Portfolios

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas, Inc., ("DeIM" or the "Advisor"), Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The investment advisor

DeIM, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolios' investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Effective August 16, 2004, Scudder Conservative Income Strategy Portfolio, Scudder Growth & Income Strategy Portfolio, Scudder Growth Strategy Portfolio and Scudder Income & Growth Strategy Portfolio have each entered into an investment management agreement with the advisor. The table below describes the fee rates for each portfolio:

Average Daily Net Assets                                    Fee Rates
--------------------------------------------------------------------------------
First $500 million                                           0.150%
--------------------------------------------------------------------------------
Next $500 million                                            0.140%
--------------------------------------------------------------------------------
Next $500 million                                            0.130%
--------------------------------------------------------------------------------
Next $1 billion                                              0.120%
--------------------------------------------------------------------------------
Over $2.5 billion                                            0.110%
--------------------------------------------------------------------------------

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio through the most recent fiscal year end, as a percentage of each portfolio's average daily net assets:

Portfolio Name                                                        Fee Paid
--------------------------------------------------------------------------------
Scudder Conservative Income Strategy Portfolio*+                       0.00%
--------------------------------------------------------------------------------
Scudder Growth & Income Strategy Portfolio*+                           0.00%
--------------------------------------------------------------------------------
Scudder Growth Strategy Portfolio*+                                    0.00%
--------------------------------------------------------------------------------
Scudder Income & Growth Strategy Portfolio*+                           0.00%
--------------------------------------------------------------------------------

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

+    Annualized effective rate.

Regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the portfolios or the advisor. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the portfolios' investment advisor and its affiliates, certain individuals, including in some cases portfolio Trustees/Directors, officers, and other parties. Each Scudder portfolio's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the portfolios' investment advisor believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder portfolio is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

--------------------------------------------------------------------------------

Your Investment in the Portfolios


The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class B shares of each portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee.

Technically, the shareholders of Scudder Variable Series II (which includes the portfolios just described) are the participating insurance companies (the "insurance companies") that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolios do not sell shares directly to the public. The portfolios sell shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to a portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolios, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of a portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than a portfolio and have different expense ratios than the portfolios. As a result, the performance of a portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in that portfolio.

The portfolios have a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: When an insurance company opens an account, the portfolios will ask for its name, address and other information that will allow a portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, a portfolio would ask for documents such as the insurance company's articles of incorporation) to help a portfolio verify the insurance company's identity.

A portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

A portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the advisor's recommendation of a portfolio.

Buying and Selling Shares

Each portfolio is open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolios continuously sell shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day a portfolio is open for business.

o Unless otherwise instructed, a portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolios do not issue share certificates.

o The portfolios reserve the right to reject purchases of shares for any reason.

o The portfolios reserve the right to withdraw or suspend the offering of shares at any time.

o The portfolios reserve the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolios may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of a portfolio, they are deemed to be in a portfolio's best interest or when a portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolios may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of a portfolio's shareholders.

o Currently, the Board of Trustees of Scudder Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to each portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolios (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for portfolios investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g.,
"time zone arbitrage").

The portfolios discourage short-term and excessive trading. The portfolios will take steps to detect and deter short-term and excessive trading pursuant to each portfolio's policies as described in this prospectus and approved by the Board.

Each portfolio's policies include:

o each portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to a portfolio; and

o each portfolio has adopted certain fair valuation practices reasonably designed to protect a portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a portfolio. (See "How the Portfolios Calculate Share Price" in the portfolios' prospectus.)

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to a portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolios reserve the right to terminate a separate account's ability to invest in the portfolios if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of each portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of a portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in that portfolio. It is important to note that the advisor and the portfolios do not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in a portfolio.

The portfolios' policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to a portfolio. Contract owners should contact their insurance company to effect transactions in a portfolio.

How the Portfolios Calculate Share Price

To calculate net asset value per share or NAV, each portfolio uses the following equation:

        TOTAL ASSETS - TOTAL LIABILITIES
       ----------------------------------     = NAV
       TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for each portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolios' Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

The portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

Marketing and Distribution Fees

Scudder Distributors, Inc., a subsidiary of the investment advisor, is the portfolios' distributor.

Scudder Variable Series II has adopted a Rule 12b-1 plan for all Class B shares. Under the plan, Scudder Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

--------------------------------------------------------------------------------

To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and a portfolio's performance. They also have detailed performance figures, a list of everything each portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 778-1482, or contact Scudder Distributors, Inc. at the address listed below. The portfolios' SAI and shareholder reports are also available through the Scudder Web site at www.scudder.com. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
(800) 778-1482                               (202) 942-8090

                                             www.sec.gov



                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2005


                              CLASS A AND B SHARES

                           SCUDDER VARIABLE SERIES II

               222 South Riverside Plaza, Chicago, Illinois 60606
                                 1-800-778-1482


This combined Statement of Additional Information is not a prospectus. It should be read in conjunction with the applicable prospectuses of Scudder Variable Series II (the "Fund") dated May 1, 2005, as amended from time to time. The prospectuses may be obtained without charge from the Fund by calling the toll-free number listed above, and are also available along with other related materials on the Securities and Exchange Commission ("SEC") Internet Web site (http://www.sec.gov). The prospectuses are also available from Participating Insurance Companies.


Scudder Variable Series II offers a choice of 30 portfolios, 26 of which are offered herein (each a "Portfolio," collectively, the "Portfolios"), to holders of certain variable life insurance and variable annuity contracts offered by participating insurance companies ("Participating Insurance Companies").

The Portfolios offered herein are:

Scudder Aggressive Growth Portfolio                         Scudder Mercury Large Cap Core Portfolio
Scudder Blue Chip Portfolio                                 Scudder Templeton Foreign Value Portfolio
Scudder Fixed Income Portfolio                              SVS Davis Venture Value Portfolio
Scudder Global Blue Chip Portfolio                          SVS Dreman Financial Services Portfolio
Scudder Government & Agency Securities Portfolio            SVS Dreman High Return Equity Portfolio
Scudder High Income Portfolio                               SVS Dreman Small Cap Value Portfolio
Scudder International Select Equity Portfolio               SVS Index 500 Portfolio
Scudder Large Cap Value Portfolio                           SVS INVESCO Dynamic Growth Portfolio
Scudder Money Market Portfolio                              SVS Janus Growth And Income Portfolio
Scudder Small Cap Growth Portfolio                          SVS Janus Growth Opportunities Portfolio
Scudder Strategic Income Portfolio                          SVS MFS Strategic Value Portfolio
Scudder Technology Growth Portfolio                         SVS Oak Strategic Equity Portfolio
Scudder Total Return Portfolio                              SVS Turner Mid Cap Growth Portfolio

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----


INVESTMENT RESTRICTIONS........................................................1

INVESTMENT POLICIES AND TECHNIQUES.............................................4

MANAGEMENT OF THE FUND........................................................26
         Investment Advisor...................................................26

PORTFOLIO TRANSACTIONS........................................................45

DISTRIBUTOR...................................................................75

FUND SERVICE PROVIDERS........................................................76
         Transfer Agent.......................................................76
         Custodian............................................................77
         Independent Registered Public Accounting Firm........................77
         Counsel..............................................................77
         Fund Accounting Agent................................................77

PURCHASE AND REDEMPTIONS......................................................78

DIVIDENDS, CAPITAL GAINS AND TAXES............................................78

NET ASSET VALUE...............................................................79

TRUSTEES AND OFFICERS.........................................................81

FUND ORGANIZATION............................................................100

PROXY VOTING GUIDELINES......................................................101

ADDITIONAL INFORMATION.......................................................102

FINANCIAL STATEMENTS.........................................................103

APPENDIX A...................................................................104

                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Portfolio's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Portfolio's objective will be met.

If a percentage restriction is adhered to at the time of the investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

The Fund has adopted for each Portfolio certain fundamental investment restrictions that cannot be changed for a Portfolio without approval by a "majority" of the outstanding voting shares of that Portfolio. As defined in the Investment Company Act of 1940, as amended (the "1940 Act"), this means the lesser of the vote of (a) 67% of the shares of a Portfolio present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of a Portfolio.

Each Portfolio (except SVS Dreman Financial Services Portfolio and Scudder Technology Growth Portfolio) is classified as a diversified open-end management investment company. A diversified portfolio may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

SVS Dreman Financial Services Portfolio and Scudder Technology Growth Portfolio are classified as non-diversified open-end management investment companies. A non-diversified portfolio may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market's assessment of the issuers. While not limited by the 1940 Act as to the proportion of its assets that it may invest in obligations of a single issuer, each of the foregoing Portfolios intends to comply with the diversification requirements imposed by the Internal Revenue Code of 1986 (the "Code") for qualification as a regulated investment company.



Each Portfolio may not, as a fundamental policy:

(1)      borrow  money,   except  as  permitted  under  the  1940  Act,  and  as
         interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2) issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3) for all Portfolios except Scudder Money Market Portfolio and Scudder Technology Growth Portfolio: concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

         for Scudder Money Market Portfolio: concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the Portfolio reserves the freedom of action to concentrate in government securities and instruments issued by domestic banks.

         for Scudder Technology Growth Portfolio: concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time,  except that the  Portfolio  will  concentrate  its assets in the group of industries constituting the technology sector and may concentrate in one or more industries in the technology sector.

(4) engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio's ownership of securities;

(6)      purchase  physical   commodities  or  contracts  relating  to  physical
         commodities; or

(7) make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

With regard to Restriction (3) above, for purposes of determining the percentage of Scudder Money Market Portfolio's total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified separately, based on standard classifications utilized by ratings agencies.

Scudder Money Market Portfolio may not invest more than 50% of it assets in asset-backed securities.

With regard to Restriction (3) above, for purposes of determining the percentage of each Portfolio's (except Scudder Money Market Portfolio) total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified as a single industry.

With respect to investment restriction (3) for Scudder Money Market Portfolio, domestic banks include US banks and US branches of foreign banks that are subject to the same regulation as US banks. Domestic banks may also include foreign branches of domestic banks if the investment risk associated with investing in instruments issued by the foreign branch of a domestic bank is the same as investing in instruments issued by the domestic parent. As a result, the Portfolio may be more adversely affected by changes in market or economic conditions and other circumstances affecting the banking industry than it would be if the Portfolio's assets were not so concentrated.

The Fund has also adopted the following non-fundamental policies, which may be changed or eliminated for each Portfolio by the Fund's Board of Trustees without a vote of the shareholders:

As a matter of non-fundamental policy, each Portfolio, except Scudder Money Market Portfolio, does not intend to:

(1)      borrow money in an amount  greater than 5% of its total assets,  except
         (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Portfolio's registration statement which may be deemed to be borrowings;

(2) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Portfolio may obtain such short-term credits as may be deemed necessary for the clearance of securities transactions;

(3) purchase options, unless the aggregate premiums paid on all such options held by a Portfolio at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(4) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Portfolio and the premium paid for such options on futures contracts does not exceed 5% of the fair market value of a Portfolio's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the money amount may be excluded in computing the 5% limit;

(5) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a Portfolio's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

(6)      invest more than 15% of net assets in illiquid securities.

For all portfolios:

(7) acquire securities of registered, open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company Act of 1940, as amended.

For all portfolios except Scudder Fixed Income Portfolio, Scudder Government & Agency Securities Portfolio, Scudder High Income Portfolio, Scudder Money Market Portfolio and Scudder Strategic Income Portfolio:

(8) enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets.

For all portfolios except Scudder Dreman Small Cap Value Portfolio and Scudder Money Market Portfolio:

(9) lend portfolio securities in an amount greater than one third of its total assets.

For Scudder Money Market Portfolio:

(10) borrow money in an amount greater than 5% of its total assets, except for temporary emergency purposes;

(11) lend portfolio securities in an amount greater than 5% of its total assets; and

(12) invest more than 10% of total assets in non-affiliated registered investment companies.

Concentration. Scudder Technology Growth Portfolio "concentrates," for purposes of the 1940 Act, its assets in securities related to a particular industry which means that at least 25% of its net assets will be invested in these assets at all times. As a result, the Portfolio may be subject to greater market fluctuation than a portfolio which has securities representing a broader range of investment alternatives.

Portfolio Holdings. Each Portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the Portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The Portfolios do not disseminate nonpublic information about portfolio holdings except in accordance with policies and procedures adopted by a Portfolio.

Each Portfolio's procedures permit nonpublic portfolio holdings information to be shared with affiliates of the advisor, subadvisors, custodians, independent registered public accounting firms, securities lending agents and other service providers to a Portfolio who require access to this information to fulfill their duties to a Portfolio, subject to the requirements described below. This information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Lipper, or other entities if a Portfolio has a legitimate business purpose in providing the information sooner than 16 days after month-end or on a more frequent basis, as applicable, subject to the requirements described below.

Prior to any disclosure of a Portfolio's nonpublic portfolio holdings information to the foregoing types of entities or persons, a person authorized by a Portfolio's Trustees must make a good faith determination in light of the facts then known that a Portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a Portfolio, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received. Periodic reports regarding these procedures will be provided to the Fund's Trustees

Master-feeder Fund Structure. The Fund's Board of Trustees has the discretion with respect to each Portfolio to retain the current distribution arrangement for the Portfolio while investing in a master fund in a master-feeder fund structure as described below.

A master-feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                       INVESTMENT POLICIES AND TECHNIQUES

General Investment Objectives and Policies

Two classes of shares of each Portfolio of the Fund are currently offered through Participating Insurance Companies. Class A shares are offered at net asset value and are not subject to a Rule 12b-1 Distribution Plan. Class B shares are offered at net asset value and are subject to a Rule12b-1 fee.

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage (such as short selling, hedging, etc.) or a financial instrument which a Portfolio may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), in its discretion, might, but is not required to, use in managing each Portfolio's assets. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more Portfolios but not for all investment companies advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of a Portfolio but, to the extent employed, could from time to time have a material impact on the Portfolio's performance.

It is possible that certain investment practices and techniques described below may not be permissible for a Portfolio based on its investment restrictions, as described herein, and in the Portfolio's applicable prospectus.

Each Portfolio has a different investment objective which it pursues through separate investment policies, as described below. The differences in objectives and policies among the Portfolios can be expected to affect the degree of market and financial risk to which each Portfolio is subject and the return of each Portfolio. The investment objectives and policies of each Portfolio may, unless otherwise specifically stated, be changed by the Trustees of the Fund without a vote of the shareholders. There is no assurance that the objectives of any Portfolio will be achieved.

Each Portfolio, except Scudder Money Market Portfolio, may engage in futures, options, and other derivatives transactions in accordance with its respective investment objectives and policies. Each such Portfolio may engage in such transactions if it appears to the Advisor or a portfolio's subadvisor (a "Subadvisor") to be advantageous to do so, in order to pursue its objective, to hedge (i.e., protect) against the effects of fluctuating interest rates and to stabilize the value of its assets and not for speculation. The use of futures and options, and possible benefits and attendant risks, are discussed below along with information concerning certain other investment policies and techniques.

Portfolio Turnover. The portfolio turnover rates for each Portfolio, other than Scudder Money Market Portfolio, are listed under "Financial Highlights" in the Fund's Annual Report dated December 31, 2004. Each Portfolio's average portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. Securities with maturities of less than one year are excluded from portfolio turnover rate calculations.

Frequency of portfolio turnover will not be a limiting factor should a Portfolio's Advisor or Subadvisor deem it desirable to purchase or sell securities. Purchases and sales are made for a Portfolio whenever necessary, in management's opinion, to meet a Portfolio's objective. Higher portfolio turnover (over 100%) involves correspondingly greater brokerage commissions or other transaction costs. Higher portfolio turnover may result in the realization of greater net short-term capital gains.

The Portfolios do not generally make investments for short-term profits, but are not restricted in policy with regard to portfolio turnover and will make changes in their investment portfolios from time to time as business and economic conditions and market prices may dictate and as its investment policy may require.


Asset-Backed Securities. Asset-backed securities may include pools of mortgages ("mortgage-backed securities"), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Portfolios to dispose of any then existing holdings of such securities. The Portfolios, except Scudder Fixed Income Portfolio, Scudder Total Return Portfolio and Scudder Money Market Portfolio, do not intend to invest more than 5% of total assets in asset-backed securities. Scudder Fixed Income Portfolio and Scudder Total Return Portfolio currently do not intend to invest more than 25% of total assets in asset-backed securities. Scudder Money Market Portfolio may not invest more than 50% of its assets in asset-backed securities.


Bank Loans. Scudder High Income Portfolio and Scudder Total Return Portfolio may each invest in bank loans, which are typically senior debt obligations of borrowers (issuers) and as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans which hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower's assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes has a market value at the time of acquisition that equals or exceeds the principal amount of the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. It is important to note that Moody's and S&P generally rate bank loans a notch or two higher than high yield bonds of the same issuer to reflect their more senior position. A Portfolio may invest in both fixed- and floating-rate loans. In addition, bank loans can trade either as an "assignment" or "participation." When a Portfolio buys an assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are assignments and would therefore generally represent the preponderance of bank loans held by the Portfolio. In certain cases, the Portfolio may buy bank loans on a participation basis, if for example, a Portfolio did not want to become party to the bank agreement. However, in all cases, a Portfolio will not purchase bank loans where Deutsche Bank, or an affiliate, serves as an agent bank.

Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender. If a Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.

In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the portfolio the direct debtor-creditor relationship with the borrower, SEC interpretations require the portfolio, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of a Portfolio's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a Portfolio's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Borrowing. Each Portfolio will borrow only when the Advisor or a subadvisor believes that borrowing will benefit the Portfolio after taking into account considerations such as the costs of the borrowing. Borrowing by each Portfolio will involve special risk considerations. Although the principal of each Portfolio's borrowings will be fixed, a Portfolio's assets may change in value during the time a borrowing is outstanding, proportionately increasing exposure to capital risk.

Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Portfolios will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a Portfolio's limitation on investments in illiquid securities.

Collateralized Obligations. Subject to its investment objectives and policies, a Portfolio may purchase collateralized obligations, including interest only ("IO") and principal only ("PO") securities. A collateralized obligation is a debt security issued by a corporation, trust or custodian, or by a US Government agency or instrumentality, that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, US Government securities or other assets. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. Collateralized obligations issued or guaranteed by a US Government agency or instrumentality, such as the Federal Home Loan Mortgage Corporation, are considered US Government securities. Privately-issued collateralized obligations collateralized by a portfolio of US Government securities are not direct obligations of the US Government or any of its agencies or instrumentalities and are not considered US Government securities. A variety of types of collateralized obligations are available currently and others may become available in the future.

Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile. Some collateralized obligations may not be as liquid as other securities. Since collateralized obligations may be issued in classes with varying maturities and interest rates, the investor may obtain greater predictability of maturity than with direct investments in mortgage-backed securities. Classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yield. This provides the investor with greater control over the characteristics of the investment in a changing interest rate environment. With respect to interest only and principal only securities, an investor has the option to select from a pool of underlying collateral the portion of the cash flows that most closely corresponds to the investor's forecast of interest rate movements. These instruments tend to be highly sensitive to prepayment rates on the underlying collateral and thus place a premium on accurate prepayment projections by the investor.

A  Portfolio,   other  than  Scudder  Money  Market  Portfolio,  may  invest  in collateralized obligations whose yield floats inversely against a specified index rate. These "inverse floaters" are more volatile than conventional fixed or floating rate collateralized obligations and the yield thereon, as well as the value thereof, will fluctuate in inverse proportion to changes in the index upon which rate adjustments are based. As a result, the yield on an inverse floater will generally increase when market yields (as reflected by the index) decrease and decrease when market yields increase. The extent of the volatility of inverse floaters depends on the extent of anticipated changes in market rates of interest. Generally, inverse floaters provide for interest rate adjustments based upon a multiple of the specified interest index, which further increases their volatility. The degree of additional volatility will be directly proportional to the size of the multiple used in determining interest rate adjustments. Currently, none of the Portfolios intends to invest more than 5% of its net assets in inverse floaters. Scudder Money Market Portfolio does not invest in inverse floaters.

A Portfolio will currently invest in only those collateralized obligations that are fully collateralized and that meet the quality standards otherwise applicable to the Portfolio's investments. Fully collateralized means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections. Thus, the collateralized obligations are structured to anticipate a worst case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations. A worst case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount. Reinvestment rate risk may be minimized by assuming very conservative reinvestment rates and by other means such as by maintaining the flexibility to increase principal distributions in a low interest rate environment. The effective credit quality of the collateralized obligations in such instances is the credit quality of the issuer of the collateral. The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy rating agencies, if rated. Payments of principal and interest on the underlying collateral securities are not passed through directly to the holders of the collateralized obligations as such. Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile. Some collateralized obligations may not be as liquid as other securities.

Collateralized obligations often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying securities are not passed through directly to holders of collateralized obligations, such obligations of varying maturities may be secured by a single portfolio or pool of securities, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. These relationships may in effect "strip" the interest payments from principal payments of the underlying securities and allow for the separate purchase of either the interest or the principal payments. Collateralized obligations are designed to be retired as the underlying securities are repaid. In the event of prepayment on or call of such securities, the class of collateralized obligation first to mature generally will be paid down first. Therefore, although in most cases the issuer of collateralized obligations will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure collateralized obligations that remain outstanding. It is anticipated that no more than 5% of a Portfolio's net assets will be invested in IO and PO securities. Governmentally-issued and privately-issued IO's and PO's will be considered illiquid for purposes of a Portfolio's limitation on illiquid securities, however, the Board of Trustees may adopt guidelines under which governmentally-issued IO's and PO's may be determined to be liquid.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a Portfolio participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets, such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. Subject to its investment objectives and policies, each Portfolio (except Scudder Money Market Portfolio) may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments and/or by virtue of their conversion or exchange features.

The convertible securities in which a Portfolio may invest include fixed-income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock including Liquid Yield Option Notes ("LYONs"(TM)). The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities often provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

Delayed Delivery Transactions. Scudder Aggressive Growth Portfolio, Scudder Global Blue Chip Portfolio, Scudder Government & Agency Securities Portfolio, Scudder High Income Portfolio, Scudder Fixed Income Portfolio, Scudder Strategic Income Portfolio, Scudder Technology Growth Portfolio, Scudder Total Return Portfolio, Scudder Mercury Large Cap Core Portfolio, Scudder Templeton Foreign Value Portfolio, SVS Davis Venture Value Portfolio, SVS Dreman Financial Services Portfolio, SVS Index 500 Portfolio, SVS INVESCO Dynamic Growth Portfolio, SVS Janus Growth And Income Portfolio, SVS Janus Growth Opportunities Portfolio, SVS Oak Strategic Equity Portfolio and SVS Turner Mid Cap Growth Portfolio may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased by the Portfolio with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. When the Portfolio enters into a delayed delivery transaction, it becomes obligated to purchase securities and it has all of the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. At the time a Portfolio makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time a Portfolio makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Portfolio generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.

Depositary Receipts. Investments in securities of foreign issuers may be in the form of sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depository Receipts typically issued by a US bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a Portfolio's investment policies, a Portfolio's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars, will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers' stock, a Portfolio avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Foreign Fixed-Income Securities. Since most foreign fixed-income securities are not rated, a Portfolio will invest in foreign fixed-income securities based upon the Advisor's or subadvisor's analysis without relying on published ratings. Since such investments will be based upon the Advisor or subadvisor's analysis rather than upon published ratings, achievement of a Portfolio's goals may depend more upon the abilities of the Advisor or subadvisor than would otherwise be the case.

The value of the foreign fixed-income securities held by a Portfolio, and thus the net asset value of the Portfolio's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities,
(b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Portfolio's investments in fixed-income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Portfolio's investments in foreign fixed-income securities, and the extent to which a Portfolio hedges against its interest rate, credit and currency exchange rate risks. Many of the foreign fixed-income obligations in which a Portfolio will invest will have long maturities. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investment in sovereign debt, including Brady Bonds, can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed-income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Portfolio may be unable to collect all or any part of its investment in a particular issue.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Portfolio. A significant portion of the sovereign debt in which a Portfolio may invest is issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

High Yield, High Risk Bonds. Certain Portfolios may also purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's or below BBB by S&P or judged to be of equivalent quality as determined by the Advisor or subadvisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Portfolio's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A Portfolio may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Portfolio's ability to dispose of particular issues and may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing a Portfolio's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor and Subadvisors not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with their own independent and ongoing review of credit quality. The achievement of a Portfolio's investment objective by investment in such securities may be more dependent on the Advisor's or Subadvisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor or Subadvisor will determine whether it is in the best interests of the Portfolio to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Scudder Fixed Income Portfolio will not invest more than 5% of its net assets in junk bonds.

Interfund Borrowing and Lending Program. The Fund has received exemptive relief from the SEC which permits a Portfolio to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no Portfolio may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating portfolio under a loan agreement; and (2) no Portfolio may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a Portfolio may participate in the program only if and to the extent that such participation is consistent with the Portfolio's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. Borrowings through the interfund lending program are subject to each Portfolio's policies on borrowing.

Investing in Emerging Markets. A Portfolio's investments in foreign securities may be in developed countries or in countries considered by a Portfolio's Advisor or a subadvisor to have developing or "emerging" markets, which involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a Portfolio's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a Portfolio may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics may be expected to continue in the future.

Most emerging securities markets have substantially less volume and are subject to less governmental supervision than US securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the US.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Portfolio is uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause a Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio security or, if a Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in US securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Portfolio of any restrictions on investments.

In the course of investment in emerging markets, a Portfolio will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While a Portfolio will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause a Portfolio to suffer a loss of value in respect of the securities in a Portfolio's holdings.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Portfolio's securities in such markets may not be readily available. A Portfolio may suspend redemption of its shares for any period during which an emergency exists, to the extent consistent with guidelines of the SEC.

Volume and liquidity in most foreign markets are less than in the US, and securities of many foreign companies are less liquid and more volatile than securities of comparable US companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on US exchanges, although a Portfolio endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the US Mail service between the US and foreign countries may be slower or less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Portfolio's investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

A Portfolio may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by a Portfolio defaults, a Portfolio may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies for defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A Portfolio's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by a Portfolio could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which a Portfolio makes its investments. A Portfolio's net asset value may also be affected by changes in the rates or methods of taxation applicable to a Portfolio or to entities in which a Portfolio has invested. The Advisor or a subadvisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging market countries have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the country's balance of payments, including export performance, and its access to international credits and investments. An emerging market country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of a country's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging market countries receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of governmental issues of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of governmental issues to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging market countries to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates because the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Investment Company Securities. Each Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and policies and subject to the limitations of the 1940 Act. The Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. For example, a Portfolio may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index or a specific portion of an index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Investment-Grade Bonds. "Investment-grade" bonds are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor or a Subadvisor. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a Portfolio invests in higher-grade securities, a Portfolio will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Investment of Uninvested Cash Balances. Each Portfolio may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, each Portfolio (except Scudder Money Market Portfolio) may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management QP Trust or one or more future entities for which DeIM acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act
(collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by each Portfolio in shares of the Central Funds will be in accordance with Portfolio's investment policies and restrictions as set forth in its registration statement. Currently, Scudder Money Market Portfolio does not intend to investing in the Central Fund.

Certain of the Central Funds comply with Rule 2a-7 under the Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar-weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance each Portfolio's ability to manage Uninvested Cash.

Each Portfolio will invest Uninvested Cash in Central Funds only to the extent that each Portfolio's aggregate investment in the Central Funds does not exceed 25% of its total assets (except Scudder Fixed Income Portfolio cannot exceed 20% of its total assets) in shares of the Central Funds. Purchase and sales of shares of Central Funds are made at net asset value.

Lending of Portfolio Securities. Each Portfolio (with the exception of Scudder Money Market Portfolio and Scudder Dreman Small Cap Value Portfolio) may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short
sales,   avoiding  failures  to  deliver
securities or completing arbitrage operations. By lending their investment securities, the Portfolios attempt to increase their net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a Portfolio. A Portfolio may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with a Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by a Portfolio at any time, and (d) a Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a Portfolio's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees/Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a Portfolio may be invested in a money market fund managed by the Advisor or a subadvisor (or one of its affiliates).

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Scudder Money Market Portfolio effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of their responsibilities under Rule 2a-7 of the 1940 Act, the Fund's Board has approved policies established by the Portfolio's Advisor reasonably calculated to prevent the Fund's net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Fund's Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in the Portfolio's portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of the Portfolio will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Non-Diversified Portfolios. SVS Dreman Financial Services Portfolio and Scudder Technology Growth Portfolio are each classified as a "non-diversified" portfolio so that each will be able to invest more than 5% of its assets in the obligations of an issuer, subject to the diversification requirements of Subchapter M of the Code applicable to the Portfolio. This allows each Portfolio, as to 50% of its assets, to invest more than 5% of its assets, but not more than 25%, in the securities of an individual foreign government or corporate issuer. Since a Portfolio may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, a Portfolio may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Portfolio's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which a Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Portfolio may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts (REITs). Certain Portfolios may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject the Portfolio to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Portfolio's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Portfolio, a shareholder will bear not only his or her proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. Each Portfolio may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Portfolio acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Portfolio to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Portfolio) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price upon repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a Portfolio subject to a repurchase agreement as being owned by a Portfolio or as being collateral for a loan by a Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Portfolio has not perfected a security interest in the Obligation, a Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a Portfolio, the Advisor or a subadvisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Portfolio may incur a loss if the proceeds to a Portfolio of the sale to a third party are less than the repurchase price. However, if the market value
(including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. Each Portfolio (except Scudder Money Market Portfolio) may enter into "reverse repurchase agreements," which are repurchase agreements in which a Portfolio, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. Each Portfolio maintains a segregated account in connection with outstanding reverse repurchase agreements. A Portfolio will enter into reverse repurchase agreements only when the Advisor or Subadvisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Portfolio assets and its yield.

Section 4(2) Paper. Subject to its investment objectives and policies, each Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Portfolio through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor or Subadvisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Board of Trustees of the Fund, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the particular Portfolio on illiquid securities. The Advisor or Subadvisor monitors the liquidity of each Portfolio's investments in Section 4(2) paper on a continuing basis.

Short Sales Against-the-Box. All Portfolios (except Scudder Money Market Portfolio) may make short sales against-the-box for the purpose of, but not limited to, deferring realization of loss when deemed advantageous for federal income tax purposes. A short sale "against-the-box" is a short sale in which a Portfolio owns at least an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and at least equal in amount to, the securities sold short. A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the dates of the short sale and the date on which a Portfolio replaces the borrowed security. A
Portfolio will incur transaction costs, including interest expenses in connection with opening, maintaining, and closing short sales against the box. Each Portfolio does not currently intend to engage in such short sales to the extent that more than 5% of its net assets will be held as collateral.

Variable Rate Securities. Scudder Total Return Portfolio and Scudder Strategic Income Portfolio may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate

Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. The Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

SPECIAL RISK FACTORS. There are risks inherent in investing in any security, including shares of each Portfolio. The Advisor and, when applicable, a subadvisor, attempts to reduce risk through a variety of means such as fundamental research, diversification and the use of Strategic Transactions; however, there is no guarantee that such efforts will be successful and each Portfolio's returns and net asset value will fluctuate over time. There are special risks associated with each Portfolio's investments that are discussed below.


Special Risk Factors -- Foreign Securities. Scudder Aggressive Growth Portfolio, Scudder Blue Chip Portfolio, Scudder Total Return Portfolio, Scudder Small Cap Growth Portfolio and Scudder INVESCO Dynamic Growth Portfolio invest mainly in US common stocks, but may invest up to 25% of total assets in foreign securities. Scudder Mercury Large Cap Core Portfolio may invest up to 10% of its total assets in foreign securities and Scudder Templeton Foreign Value Portfolio will invest at least 80% of its net assets in foreign securities. Scudder High Income Portfolio generally invests in US bonds or instruments, but up to 50% of total assets could be in bonds from foreign issuers. SVS Dreman Financial Services Portfolio may invest up to 30% of total assets in foreign securities. Scudder Fixed Income Portfolio generally invests in US bonds or instruments, but up to 25% of total assets could be in bonds from foreign issuers. Scudder Technology Growth Portfolio and SVS MFS Strategic Value Portfolio invest mainly in US stocks, but may invest up to 20% of net assets in foreign securities. SVS Dreman High Return Equity Portfolio, and SVS Dreman Small Cap Value Portfolio may invest up to 20% of net assets in US Dollar-denominated American Depositary Receipts ("ADRs") and in securities of foreign companies traded principally in securities markets outside the US. See "Investment Policies and Techniques -- Options and Financial Futures Transactions -- Foreign Currency Transactions." Scudder Money Market Portfolio and Scudder Government & Agency Securities Portfolio, each within its quality standards, may also invest in securities of foreign issuers. However, such investments will be in US Dollar denominated instruments.


Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in US securities and which may favorably or unfavorably affect a Portfolio's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the US market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the US and, at times, volatility of price can be greater than in the US. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on US markets, although the Advisor and a subadvisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the US. It may be more difficult for a Portfolio's agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect US investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a Portfolio seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

Special Risk Factors -- Small Company Risk. Scudder Small Cap Growth Portfolio and SVS Dreman Small Cap Value Portfolio intend to invest a substantial portion of their assets in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index, Russell 2000 Index and Russell 2000 Value Index, respectively. Other Portfolios may invest in small capitalization stocks to a lesser degree. Many small companies may have sales and earnings growth rates which exceed those of larger companies and such growth rates may in turn be reflected in more rapid share price appreciation over time; however, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies. Investors should therefore expect that the value of the shares of the Scudder Small Cap Growth Portfolio, SVS Dreman Small Cap Value Portfolio may be more volatile than the shares of a portfolio that invests in larger capitalization stocks.

Strategic Transactions and Derivatives (all Portfolios except Scudder Money Market Portfolio). A Portfolio may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in a portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a Portfolio may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Portfolio's assets (20% for SVS Index 500 Portfolio) will be committed to certain Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Portfolio to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. A Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Portfolio, and each Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a Portfolio.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's or a subadvisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in a Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Portfolio's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Portfolio assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Portfolio the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Portfolio's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Portfolio's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC  options  are  purchased  from  or  sold to  securities  dealers,  financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Portfolio will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Portfolio to require the Counterparty to sell the option back to a Portfolio at a formula price within seven days. A Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, a Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor or a subadvisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Portfolio will engage in OTC option transactions only with US Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from Standard & Poor's Ratings Services ("S&P") or P-1 from Moody's Investors Service ("Moody's") or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor or a subadvisor. The staff of the SEC currently takes the position that OTC options purchased by a Portfolio, and portfolio securities "covering" the amount of a Portfolio's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Portfolio's limitation on investing no more than 15% of its net assets in illiquid securities.

If a Portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Portfolio's income. The sale of put options can also provide income.

A Portfolio may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Portfolio must be "covered" (i.e., a Portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Portfolio will receive the option premium to help protect it against loss, a call sold by a Portfolio exposes a Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Portfolio to hold a security or instrument which it might otherwise have sold.

A Portfolio may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A Portfolio will not sell put options if, as a result, more than 50% of a Portfolio's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Portfolio may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A Portfolio may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The portfolios have claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Portfolios are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a Portfolio to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Portfolio. If a Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. A Portfolio also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. A Portfolio may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Portfolio may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor or a subadvisor.

A Portfolio's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated in, exposed to or generally quoted in that currency.

A Portfolio generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated in, exposed to or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or in which a Portfolio expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Portfolio's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Portfolio's portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a Portfolio's securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. If a Portfolio enters into a currency hedging transaction, a Portfolio will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. A Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor or Subadvisor, it is in the best interests of a Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's or a subadvisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Portfolio may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date. A Portfolio will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Portfolio will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and a Portfolio believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.


Credit default swaps are used as a means of "buying" credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a Portfolio's holdings, or "selling" credit protection, i.e., attempting to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. No more than 5% of a Portfolio's assets may be invested in credit default swaps for the purposes of buying credit protection. A Portfolio will only sell credit protection with respect to securities in which it would be authorized to invest directly. A Portfolio may also borrow up to 5% of that Portfolio's net assets against called and tendered bonds in the Portfolio. For the risks associated with borrowing, please see the "Borrowing" subsection of the "Investment Restrictions" section of this Statement of Additional Information. Scudder Total Return Portfolio may invest up to 15% of its total assets in credit default swaps.

Swaps have special risks associated including possible default by the counterparty to the transaction, illiquidity and, where swaps are used for hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. Whether the use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.


Eurodollar Instruments. A Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Portfolio segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Portfolio will require a Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Portfolio on an index will require a Portfolio to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio requires a Portfolio to segregate cash or liquid assets equal to the exercise price.

Except when a Portfolio enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Portfolio to buy or sell currency will generally require a Portfolio to hold an amount of that currency or liquid assets denominated in that currency equal to a Portfolio's obligations or to segregate cash or liquid assets equal to the amount of a Portfolio's obligation.

OTC options entered into by a Portfolio, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Portfolio sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Portfolio, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Portfolio sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a Portfolio will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Portfolio other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Portfolio will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Portfolio must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Portfolio's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a Portfolio. Moreover, instead of segregating cash or liquid assets if a Portfolio held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Warrants. Each Portfolio (except Scudder Money Market Portfolio) may invest in warrants up to five percent of the value of its respective net assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Portfolio were not exercised by the date of its expiration, a Portfolio would lose the entire purchase price of the warrant.

Zero Coupon Government Securities. Subject to its investment objective and policies, a Portfolio may invest in zero coupon US Government securities. Zero coupon bonds are purchased at a discount from the face amount. The buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. These securities may include those created directly by the US Treasury and those created as collateralized obligations through various proprietary custodial, trust or other relationships. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon bonds created as collateralized obligations are similar to those created through the US Treasury, but the former investments do not provide absolute certainty of maturity or of cash flows after prior classes of the collateralized obligations are retired. No Portfolio currently intends to invest more than 20% of its net assets in zero coupon US Government securities.

                             MANAGEMENT OF THE FUND

Investment Advisor


Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management (DeAM), is the investment advisor for each Portfolio. Under the supervision of the Board of Trustees of the Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York 10154, or a subadvisor, makes the Portfolios' investment decisions, buys and sells securities for each Portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.


Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM, together with its predecessors, is one of the most experienced investment counsel firms in the US. Scudder was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928, it introduced the first no-load mutual fund to the public. In 1953, Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the US investing internationally in securities of issuers in several foreign countries. The predecessor firm to DeIM, Zurich Scudder Investments, Inc. ("Scudder") reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, Scudder changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.

The Advisor or a subadvisor manages each Portfolio's daily investment and business affairs subject to the policies established by the Board of Trustees.

Pursuant to an investment management agreement with each Portfolio (each an "Agreement," and collectively, the "Agreements"), the Advisor acts as each Portfolio's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or both funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as subadvisors to perform certain of the Advisor's duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor's international investment management team travels the world, researching hundreds of companies. In selecting the securities in which the Portfolios may invest, the conclusions and investment decisions of the Advisor with respect to the Portfolios are based primarily on the analyses of its own research department.

In certain cases, the investments for a Portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Advisor, that have similar names, objectives and investment styles. You should be aware that the Portfolios are likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolios can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor. Investment decisions for a portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to that Portfolio.

Each Portfolio is managed by a team of investment professionals who each play an important role in a Portfolio's management process. Team members work together to develop investment strategies and select securities for a Portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Portfolio investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Portfolios, as well as team members who have other ongoing management responsibilities for each Portfolio, are identified in each Portfolio's prospectus, as of the date of the Portfolio's prospectus. Composition of the team may change over time, and Portfolio shareholders and investors will be notified of changes affecting individuals with primary Portfolio management responsibility.


The current Agreements for all Portfolios except Scudder Mercury Large Cap Core Portfolio and Scudder Templeton Foreign Value Portfolio were last renewed by the Trustees on September 24, 2004. The new Agreements for Scudder Mercury Large Cap Core Portfolio and Scudder Templeton Foreign Value Portfolio were approved by the Trustees on July 21, 2004. Each Agreement continues in effect until September 30, 2005 and from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Trustees or of a majority of the outstanding voting securities of the respective

Portfolio. The Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of their assignment.


Under the Agreements, the Advisor or a subadvisor regularly provide the Portfolios with investment research, advice and supervision and furnishes continuously an investment program consistent with the investment objectives and policies of each Portfolio, and determines, for each Portfolio, what securities shall be purchased, what securities shall be held or sold, and what portion of a Portfolio's assets shall be held uninvested, subject always to the provisions of the Fund's Declaration of Trust and By-Laws, and of the 1940 Act and to a Portfolio's investment objectives, policies and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish. The Advisor also advises and assists the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.

Under the Agreements, the Advisor also renders significant administrative services (not otherwise provided by third parties) necessary for each Portfolio's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Portfolios (such as the Portfolios' transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Portfolio's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value, monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining each Portfolio's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Portfolio's operating budget; processing the payment of each Portfolio's bills; assisting the Fund and the Portfolios in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting the Fund and the Portfolios in the conduct of their business, subject to the direction and control of the Trustees.


Pursuant to a sub-accounting and administrator agreement among the Advisor, SFAC and State Street Bank and Trust Company ("SSB"), the Advisor has delegated certain administrative functions to SSB under each Portfolio's investment management agreements. The costs and expenses of such delegation are borne by the Advisor, not by the Portfolios.


For its investment management services, the Advisor receives compensation monthly at the following annual rates from each Portfolio:

Portfolio                                                      Fee Rate
---------                                                      --------

Scudder Blue Chip Portfolio                                     0.650%
Scudder Large Cap Value Portfolio                               0.750%
Scudder Fixed Income Portfolio                                  0.600%
Scudder Government & Agency Securities Portfolio                0.550%
Scudder High Income Portfolio                                   0.600%
Scudder International Select Equity Portfolio                   0.750%
Scudder Strategic Income Portfolio                              0.650%
Scudder Total Return Portfolio                                  0.550%
SVS Dreman Small Cap Value Portfolio                            0.750%


Scudder Aggressive Growth Portfolio, SVS Dreman Financial Services Portfolio, SVS Dreman High Return Equity Portfolio and Scudder Technology Growth Portfolio each pay the Advisor a graduated investment management fee, based on the average daily net assets of a Portfolio, payable monthly, at the annual rates shown below:


Average Daily Net Assets of the Portfolio                      Fee Rate
-----------------------------------------                      --------

$0-$250 million                                                0.750%
next $750 million                                              0.720%
next $1.5 billion                                              0.700%
next $2.5 billion                                              0.680%
next $2.5 billion                                              0.650%

Average Daily Net Assets of the Portfolio                      Fee Rate
-----------------------------------------                      --------

next $2.5 billion                                              0.640%
next $2.5 billion                                              0.630%
Over $12.5 billion                                             0.620%

Scudder Global Blue Chip Portfolio pays the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio                      Fee Rate
-----------------------------------------                      --------

$0-$250 million                                                1.000%
next $500 million                                              0.950%
next $750 million                                              0.900%
next $1.5 billion                                              0.850%
Over $3 billion                                                0.800%

For the period January 1, 2004 through September 30, 2004, Scudder Money Market Portfolio paid a monthly investment management fee of 0.50%, based on the average daily net assets of the portfolio. Effective October 1, 2004, Scudder Money Market Portfolio pays the Advisor a graduated investment fee based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio                      Fee Rate
-----------------------------------------                      --------

$0-$215 million                                                0.500%
next $335 million                                              0.375%
next $250 million                                              0.300%
Over $800 million                                              0.250%


Effective May 2, 2005, Scudder Small Cap Growth Portfolio pays a monthly investment management fee, based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:


Average Daily Net Assets                                       Fee Rate
------------------------                                       --------

First $250 million                                             0.650%
Next $750 million                                              0.625%
Over $1 billion                                                0.600%


Effective May 2, 2005, Scudder Total Return Portfolio pays a monthly investment management fee, based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:


Average Daily Net Assets                                       Fee Rate
------------------------                                       --------

First $250 million                                             0.470%
Next $750 million                                              0.445%
Over $1 billion                                                0.410%


Effective November 15, 2004, Scudder Mercury Large Cap Core Portfolio pays a monthly investment management fee, based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:


Average Daily Net Assets                                       Fee Rate
------------------------                                       --------

First $250 million                                             0.900%
Next $250 million                                              0.850%

Average Daily Net Assets                                       Fee Rate
------------------------                                       --------

Next $500 million                                              0.800%
Next $1 billion                                                0.750%
Next $500 million                                              0.700%
Over $2.5 billion                                              0.650%


Effective November 15, 2004, Scudder Templeton Foreign Value Portfolio pays a monthly investment management fee, based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:


Average Daily Net Assets                                       Fee Rate
------------------------                                       --------

First $250 million                                              0.950%
Next $250 million                                               0.900%
Next $500 million                                               0.850%
Next $1 billion                                                 0.750%
Next $500 million                                               0.700%
Over $2.5 billion                                               0.650%


Effective October 1, 2004, SVS Index 500 Portfolio pays a monthly investment management fee, based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rate shown below:


Portfolio                                                      Fee Rate
---------                                                      --------

SVS Index 500 Portfolio                                         0.200%

SVS INVESCO Dynamic Growth Portfolio and SVS Turner Mid Cap Growth Portfolio each pay the Advisor a graduated investment management fee based on the average daily net assets of a Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio                      Fee Rate
-----------------------------------------                      --------

$0-$250 million                                                  1.000%
next $250 million                                                0.975%
next $500 million                                                0.950%
next $1.5 billion                                                0.925%
Over $2.5 billion                                                0.900%

Effective May 1, 2005, SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio each pays a monthly investment management fee, based on the average daily net assets of each Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:


Average Daily Net Assets                                       Fee Rate
------------------------                                       --------

First $250 million                                              0.750%
Next $750 million                                               0.725%
Next $1.5 billion                                               0.700%
Over $2.5 billion                                               0.675%

SVS Oak Strategic Equity Portfolio and SVS Davis Venture Value Portfolio each pay the Advisor a graduated investment management fee based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio                      Fee Rate
-----------------------------------------                      --------

$0-$250 million                                                  0.950%
next $250 million                                                0.925%
next $500 million                                                0.900%
next $1.5 billion                                                0.875%
Over $2.5 billion                                                0.850%

SVS MFS Strategic Value Portfolio pays the Advisor a graduated investment management fee based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio                      Fee Rate
-----------------------------------------                      --------

$0-$250 million                                                 0.950%
$250-$500 million                                               0.925%
$500 million-$1 billion                                         0.900%
$1 billion-$1.5 billion                                         0.825%
$1.5 billion-$2.5 billion                                       0.800%
Over $2.5 billion                                               0.775%

The investment management fees paid by each Portfolio for its last three fiscal years are shown in the table below:

                      Portfolio                          Fiscal 2004           Fiscal 2003        Fiscal 2002
                      ---------                          -----------           -----------        -----------
Scudder Aggressive Growth Portfolio(1)                        $433,852           $379,697          $410,143
Scudder Blue Chip Portfolio                                 $1,814,765         $1,406,973        $1,373,856
Scudder Fixed Income Portfolio                              $1,589,597         $1,453,086        $1,056,716
Scudder Global Blue Chip Portfolio                            $647,402           $476,692          $454,436
Scudder Government & Agency Securities Portfolio            $1,908,304         $2,701,849        $2,330,550
Scudder High Income Portfolio                               $2,547,280         $2,301,804        $1,907,361
Scudder International Select Equity Portfolio               $1,393,551           $962,216          $835,181
Scudder Large Cap Value Portfolio                           $2,219,930         $1,728,833        $1,869,062
Scudder Money Market Portfolio                              $1,840,343         $2,504,325        $2,991,068
Scudder Small Cap Growth Portfolio                          $1,446,445         $1,195,267        $1,216,116
Scudder Strategic Income Portfolio                            $487,494           $435,782          $256,045
Scudder Technology Growth Portfolio                         $1,826,919         $1,620,836        $2,050,402
Scudder Total Return Portfolio                              $3,670,402         $3,591,741        $4,163,477
Scudder Mercury Large Cap Core Portfolio(2)(3)                  $1,398                N/A               N/A
Scudder Templeton Foreign Value Portfolio(2)(4)                 $6,260                N/A               N/A
SVS Davis Venture Value Portfolio                           $2,725,496         $1,812,833        $1,419,371
SVS Dreman Financial Services Portfolio                     $1,170,409           $977,258          $964,831
SVS Dreman High Return Equity Portfolio                     $5,664,121         $4,278,201        $3,846,139
SVS Dreman Small Cap Value Portfolio                        $3,317,899         $2,170,456        $1,932,765



                                       31

                      Portfolio                          Fiscal 2004           Fiscal 2003        Fiscal 2002
                      ---------                          -----------           -----------        -----------

SVS Index 500 Portfolio(5)                                  $1,145,237         $1,002,180          $933,197
SVS INVESCO Dynamic Growth Portfolio(6)                       $389,667           $304,792          $253,612
SVS Janus Growth And Income Portfolio                       $1,912,915         $1,721,907        $1,734,797
SVS Janus Growth Opportunities Portfolio                    $1,285,655         $1,194,758        $1,319,879
SVS MFS Strategic Value Portfolio(7)(8)                       $313,713            $97,981           $24,692
SVS Oak Strategic Equity Portfolio                            $854,061           $568,504          $411,997
SVS Turner Mid Cap Growth Portfolio                         $1,295,883           $861,498          $614,364

(1) For the year ended December 31, 2004, the Advisor agreed to limit its fees and reimburse expenses of each class of the Scudder Aggressive Growth Portfolio to the extent necessary to maintain the annual expenses of Class A at 0.95% and Class B at 1.35%. For the year ended December 31, 2004, the Advisor waived $42,450 of management fees.

(2)      Commenced operations on November 15, 2004


(3) For the year ended December 31, 2004, the Advisor agreed to limit its fees and reimburse expenses of each class of the Scudder Mercury Large Cap Core Portfolio to the extent necessary to maintain the annualized expenses of Class A at 1.00% and Class B at 1.20%. For the year ended December 31, 2004, the Advisor waived $1,398 of management fees. Accordingly, for the year ended December 31, 2004 the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.90% of the Portfolio's average daily net assets. In addition, for the period ended December 31, 2004, the Advisor waived $26,726 of other expenses.

(4) For the year ended December 31, 2004, the Advisor agreed to limit its fees and reimburse expenses of each class of the Scudder Templeton Foreign Value Portfolio to the extent necessary to maintain the annualized expenses of Class A at 1.14% and Class B at 1.34%. For the year ended December 31, 2004, the Advisor waived $6,260 of management fees. Accordingly, for the year ended December 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.00% of the Portfolio's average daily net assets. In addition, for the period ended December 31, 2004, the Advisor waived $26,622 of other expenses.


(5) Effective October 1, 2004, the SVS Index 500 Portfolio pays a monthly investment management fee of 0.200% of the average daily net assets of the portfolio. In addition, for the year ended December 31, 2004, the Advisor agreed to limit its fees and reimburse expenses of each class of the SVS Index 500 Portfolio to the extent necessary to maintain the annual expenses of Class A at 0.55% and Class B at 0.95%. Effective October 1, 2004 through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of the SVS Index 500 Portfolio to the extent necessary to maintain the annual expenses of Class A at 0.377% and Class B at 0.627% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31, 2004, the Advisor waived $5,655 of other expenses.

(6) For the year ended December 31, 2004, the Advisor agreed to limit its fees and reimburse expenses of each class of the SVS INVESCO Dynamic Growth Portfolio to the extent necessary to maintain the annual expenses of Class A at 1.30% and Class B at 1.70%. For the year ended December 31, 2004, the Advisor waived $68,858 of management fees.

(7)      Commenced operations on May 1, 2002.

(8) For the year ended December 31, 2004, the Advisor agreed to limit its fees and reimburse expenses of each class of the SVS MFS Strategic Value Portfolio to the extent necessary to maintain the annualized expenses of Class A at 1.15% and Class B at 1.55%. Accordingly, for the year ended December 31, 2004, the Advisor waived $89,208 of management fee and the fees pursuant to the Management Agreement were equivalent to an annual effective rate of 0.68% of the Portfolio's average daily net assets.

Board Considerations in Connection with Approval of New Investment Management Agreements for Scudder Mercury Large Cap Core Portfolio and Scudder Templeton Foreign Value Portfolio


The Trustees approved each Portfolio's new investment management agreement on July 21, 2004. In connection with their deliberations, the Trustees considered such information and factors as they believed, in the light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant to the interests of the shareholders of the Fund. The factors considered by the Trustees included, among others, the nature, quality and extent of services to be provided by the Advisor to the Fund; investment performance of other similar funds managed by the Advisor and the subadvisors relative to appropriate peer groups and market indices; investment management fees, expense ratios and expected asset size of the Portfolios; the Advisor's profitability from managing other similar funds before marketing expenses paid by the Advisor; possible economies of scale; and possible financial and other benefits to the Advisor from serving as investment adviser and from affiliates of the Advisor providing various services to other funds. In assessing the possible financial and other benefits to the Advisor and its affiliates, the benefits considered by the Trustees included research services available to the Advisor by reason of brokerage business generated by other funds.

The Trustees requested and received extensive information from the Advisor in connection with their consideration of the factors cited above. The Trustees met privately with their independent legal counsel on several occasions to review this information, and requested and received additional information on a range of topics.

Board Considerations in Connection with Approval of New Subadvisory Agreement for Scudder Mercury Large Cap Core Portfolio

The Trustees approved the Portfolio's new subadvisory agreement with Fund Asset Management, L.P., doing business as Mercury Advisors, on July 21, 2004. As part of the review process, the Board, as a whole, the Independent Trustees, separately, and the Portfolio's Oversight Committees met to consider the approval of the Portfolio's subadvisory agreement. In determining whether to approve the subadvisory agreement, the Board considered similar factors to those it considered in approving the investment management agreement, to the extent applicable. The Independent Trustees and the Board considered various factors and reviewed various materials furnished by the Advisor and the Subadvisor, including: (i) the investment approach of the Subadvisors; and (ii) the knowledge and experience of the investment professionals who would be responsible for the day-to-day management of the Portfolio. The Independent Trustees and Board also considered the following factors: the favorable history, reputation, qualifications and background of the Subadvisors as well as the qualifications of their personnel; the nature and quality of services to be provided by the Subadvisor to the Portfolio; and the Subadvisor's relationship with the Advisor and, as applicable, experience with other funds managed by the Advisor. The Board also considered that the Advisor is responsible for any payment of fees to the Subadvisors.

Subadvisor to Scudder Mercury Large Cap Core Portfolio. Fund Asset Management, L.P., doing business as Mercury Advisors, 800 Scudders Mill Road, Plainsboro, New Jersey 08536 (the "Subadvisor"), a division of Merrill Lynch Investment Management ("MLIM") is the Portfolio's Subadvisor and is responsible for managing the Portfolio's assets. The Advisor compensates MLIM out of the management fee it receives from the Portfolio.

The Subadvisory agreement was approved on July 21, 2004 and continues in effect from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Trustees of the Fund who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Fund, and (b) by the shareholders or the Board of Trustees of the Fund. The Subadvisory agreement may be terminated at any time upon 60 days' written notice by the Advisor or by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement. As of December 31, 2004, MLIM and its affiliates manage over $496 billion in client assets worldwide.

DeIM pays a fee to MLIM for serving as Subadvisor to the Portfolio as shown below:

Average Daily Net Assets of the Portfolio                    Annualized Rate
-----------------------------------------                    ---------------

On the first $50 million                                         0.470%
On the next $200 million                                         0.440%

Average Daily Net Assets of the Portfolio                    Annualized Rate
-----------------------------------------                    ---------------
On the next $250 million                                         0.400%
On the next $500 million                                         0.350%
On the next $1.5 billion                                         0.325%
Over $2.5 billion                                                0.300%

The fee paid to MLIM for the most recent fiscal year was $737.

Board Considerations in Connection with Approval of New Subadvisory Agreement for Scudder Templeton Foreign Value Portfolio

The Trustees approved the Portfolio's new subadvisory agreement with Templeton Investment Counsel LLC on July 21, 2004. As part of the review process, the Board, as a whole, the Independent Trustees, separately, and the Portfolio's Oversight Committees met to consider the approval of the Portfolio's subadvisory agreement. In determining whether to approve the subadvisory agreement, the
Board considered similar factors to those it considered in approving the investment management agreement, to the extent applicable. The Independent Trustees and the Board considered various factors and reviewed various materials furnished by the Advisor and the Subadvisor, including: (i) the investment approach of the Subadvisors; and (ii) the knowledge and experience of the investment professionals who would be responsible for the day-to-day management of the Portfolio. The Independent Trustees and Board also considered the following factors: the favorable history, reputation, qualifications and background of the Subadvisors as well as the qualifications of their personnel; the nature and quality of services to be provided by the Subadvisor to the Portfolio; and the Subadvisor's relationship with the Advisor and, as applicable, experience with other funds managed by the Advisor. The Board also considered that the Advisor is responsible for any payment of fees to the Subadvisors.

Subadvisor to Scudder Templeton Foreign Value Portfolio. Templeton Investment Counsel LLC ("Templeton"), 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, FL, is the Subadvisor for the Portfolio and is responsible for managing the Portfolio's assets. Templeton is an indirect, wholly owned subsidiary of Franklin Resources, Inc. The Advisor compensates Templeton out of the management fee it receives from the Portfolio. Templeton is an indirect, wholly owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson are the principal shareholders of Resources.

The Templeton organization has been investing globally since 1940. Templeton and its affiliates have offices in Argentina, Australia, Bahamas, Belgium, Brazil, Canada, China, France, Germany, Holland (The Netherlands), Hong Kong, India, Ireland, Italy, Japan, Luxembourg, Poland, Russia, Singapore, South Korea, Spain, Sweden, Switzerland, Taiwan, Turkey, United Kingdom, United Arab Emirates and the United States.

Templeton and its affiliates manage numerous other investment companies and accounts. Templeton may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by it on behalf of the Portfolio. Similarly, with respect to the Portfolio, Templeton is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Templeton or access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund or account. Templeton is not obligated to refrain from investing in securities held by the Portfolio or other funds or accounts it manages. Because Templeton is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Portfolio's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Portfolio to acquire or hold that security.


The subadvisory agreement was first approved on July 21, 2004 and continues in effect from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Trustees of the Fund who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Fund, and (b) by the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days' written notice by the Advisor or by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement. Together, Templeton and its affiliates managed over $347 billion in assets as of August 31, 2004.


DeIM pays a fee to Templeton for serving as subadvisor to the Portfolio as shown below:

Average Daily Net Assets                                    Annualized Rate
------------------------                                    ---------------

On the first $50 million                                        0.625%
On the next $150 million                                        0.465%
On the next $300 million                                        0.375%
Over $500 million                                               0.350%

The fee paid to Templeton for the most recent fiscal year was $4,131.


Subadvisor to SVS Davis Venture Value Portfolio. Davis Selected Advisors, L.P. ("DSA"), 2949 E. Elvira Road, Suite 101, Tucson, AZ 85706, is the subadvisor to SVS Davis Venture Value Portfolio. DSA has served as subadvisor to the Portfolio since its inception. DSA is a limited partnership, Davis Investments, LLC is the general partner; Christopher C. Davis is the managing member of Davis Investments, LLC.

Under the terms of the subadvisory agreement, DSA manages the investment and reinvestment of the Portfolio's assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisory agreement provides that DSA will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DSA in the performance of its duties or from reckless disregard by DSA of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with DSA continues in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days' notice by DSA, by DeIM or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement.

The Advisor pays DSA for its services a subadvisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio           Annual Subadvisory Fee Rate
-----------------------------------------           ---------------------------

 $0-$100 million                                               0.50%
 Next $400 million                                             0.45%
 On amounts over $500 million                                  0.40%

The subadvisory fees paid by DeIM to DSA for SVS Davis Venture Value Portfolio for the past two fiscal years are as follows:

                                                   2004              2003
                                                   ----              ----

 SVS Davis Venture Value Portfolio              $1,347,251         $909,672

Subadvisor to SVS Dreman Financial Services Portfolio, SVS Dreman High Return Equity Portfolio and SVS Dreman Small Cap Value Portfolio. Dreman Value Management, L.L.C. ("DVM"), 520 East Cooper Avenue, Aspen, Colorado, is the subadvisor to SVS Dreman High Return Equity Portfolio, SVS Dreman Financial Services Portfolio and SVS Dreman Small Cap Value Portfolio. DVM is controlled by David N. Dreman. DVM serves as subadvisor pursuant to the terms of a subadvisory agreement between it and the Advisor for each Portfolio. DVM was formed in April 1997 and has served as subadvisor for SVS Dreman Financial Services Portfolio and SVS Dreman High Return Equity Portfolio since their inception and for SVS Dreman Small Cap Value Portfolio since January 18, 2002. DVM is controlled by David Dreman.

Under the terms of each subadvisory agreement, DVM manages the investment and reinvestment of each Portfolio's assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

Each subadvisory agreement provides that DVM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DVM in the performance of its duties or from reckless disregard by DVM of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with DVM for SVS Dreman Small Cap Value Portfolio has an initial term ending June 30, 2007. Each subadvisory agreement continues in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by the shareholders or the Board of Trustees of the Fund. Each subadvisory agreement may be terminated at any time upon 60 days' notice by the Advisor or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement. DVM may terminate the subadvisory agreement upon 90 days' notice to the Advisor.

Pursuant to separate subadvisory agreements dated April 8, 2002 and April 5, 2002, DVM receives a subadvisory fee of 1/12 of an annualized rate of 0.3375% of 1% of the average daily net assets for SVS Dreman Financial Services Portfolio and SVS Dreman High Return Equity Portfolio, respectively. Effective January 18, 2002, DVM also receives a subadvisory fee of 1/12 of an annualized rate of 0.375% of 1% of the average daily net assets for SVS Dreman Small Cap Value Portfolio. Fees paid to DVM for the last three fiscal years were as follows:

                                                             2004                 2003                 2002
                                                             ----                 ----                 ----

 SVS Dreman Financial Services Portfolio                     $529,182             $376,743             $433,523
 SVS Dreman High Return Equity Portfolio                   $2,568,258           $1,800,568           $1,755,676
 SVS Dreman Small Cap Value Portfolio                      $1,568,583             $966,304             $878,478


Subadvisor to SVS Index 500 Portfolio. Northern Trust Investments, N.A. ("NTI"), 50 South LaSalle Street, Chicago, Illinois is the subadvisor for SVS Index 500 Portfolio. NTI has managed accounts, including registered investment companies, designed to mirror the performance of the same index as the Portfolio seeks to replicate. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. As of December 31, 2004, NTI had approximately $274 billion in assets under management.

DeIM pays a fee to NTI for serving as subadvisor to SVS Index 500 Portfolio as shown below:

Average Daily Net Assets                                 Annualized Rate
------------------------                                 ---------------

On the first $2 billion                                      0.015%
On the next $2 billion                                       0.010%
Over $4 billion                                              0.005%

For the past two fiscal years, the fees paid by DeIM to NTI were as follows:

                                                   2004                 2003
                                                   ----                 ----

SVS Index 500 Portfolio                         $41,897              $31,149

Subadvisor to Scudder International Select Equity Portfolio, Scudder Strategic Income Portfolio and Scudder Total Return Portfolio. Deutsche Asset Management Investment Services Limited ("DeAMIS"), One Appold Street, London, England, an affiliate of the Advisor, is the subadvisor for Scudder International Select Equity Portfolio, Scudder Strategic Income Portfolio and Scudder Total Return Portfolio. DeAMIS serves as subadvisor pursuant to the terms of subadvisory agreements  between  it and the  Advisor.  Under the  terms of each  subadvisory agreement, DeAMIS manages the investment and reinvestment of the Portfolio's portfolios and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request. For Scudder Strategic Income Portfolio, DeAMIS manages the portion of each Portfolio's assets invested in emerging market debt securities. For Scudder Total Return Portfolio, DeAMIS provides services related to foreign securities, foreign currency transactions and related instruments with regard to the portion of the portfolio that is allocated to it by the Advisor from time to time for management.

The Advisor pays DeAMIS for its services to Scudder International Select Equity Portfolio a subadvisory fee, payable monthly, at the annual rate of 0.375% of the Portfolio's average daily net assets. The Advisor pays DeAMIS for its services to Scudder Strategic Income Portfolio a subadvisory fee, payable monthly, at the annual rate of 0.425% of the Portfolio's average daily net assets. The Advisor pays DeAMIS for its services to Scudder Total Return Portfolio a subadvisory fee, payable monthly, of 50% of the net effective advisory fee paid to the Advisor by Scudder Variable Series II for services rendered under the investment management agreement.

The subadvisory agreements provide that DeAMIS will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DeAMIS in the performance of its duties or from reckless disregard by DeAMIS of its obligations and duties under the subadvisory agreement.

For Scudder International Select Equity Portfolio and Scudder Strategic Income Portfolio, the subadvisory agreements continue in effect year to year; for Scudder Total Return Portfolio, the subadvisory agreement remains in effect until September 30, 2005 and year to year thereafter. The subadvisory agreements continue in effect from year to year unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Trustees of the Portfolios who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Portfolios ("Independent Trustees" or "Non-interested Trustees"), and (b) by a majority of the shareholders or the Board of Trustees of the Portfolio. The subadvisory agreements may be terminated at any time upon 60 days' notice by the Advisor or the Subadvisor or by the Board of Trustees of the Portfolios or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of a Portfolio's investment management agreement.

Subadvisor to SVS INVESCO Dynamic Growth Portfolio. INVESCO Institutional (N.A.) ("INVESCO"), 1360 Peachtree Street NE, Atlanta, GA 30309, is the subadvisor to SVS INVESCO Dynamic Growth Portfolio. INVESCO, along with its affiliates, manages over $195 billion in assets.

Under the terms of the subadvisory agreement, INVESCO manages the investment and reinvestment of the Portfolio's assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisory agreement provides that INVESCO will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of INVESCO in the performance of its duties or from reckless disregard by INVESCO of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with INVESCO continues in effect from year to year, but only as long as such continuance is specifically approved at least annually
(a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days' notice by INVESCO, by DeIM or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement.

The Advisor pays INVESCO for its services a subadvisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio            Annual Subadvisory Fee Rate
-----------------------------------------            ---------------------------

 $0-$100 million                                                0.550%
 Next $400 million                                              0.525%
 Next $500 million                                              0.500%
 On amounts over $1 billion                                     0.470%

The subadvisory fees paid by DeIM to INVESCO for SVS INVESCO Dynamic Growth Portfolio for the prior two fiscal years are as follows:

                                                      2004            2003
                                                      ----            ----

 SVS INVESCO Dynamic Growth Portfolio               $214,735        $167,790


Subadvisor to SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio. Janus Capital Management LLC ("Janus Capital") (formerly, Janus Capital Corporation) 151 Detroit Street, Denver, Colorado 80206-4928, is the subadvisor to SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio. Janus Capital is a direct subsidiary of Janus Capital Group Inc. Janus Capital began serving as investment advisor to Janus Fund in 1970 and currently serves as investment advisor to all of the Janus Funds, acts as subadvisor for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital has served as subadvisor to the Portfolios since their inception on October 29, 1999.

Under the terms of each subadvisory agreement, Janus Capital manages the investment and reinvestment of each Portfolio's assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

Each subadvisory agreement provides that Janus Capital will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Janus Capital in the performance of its duties or from reckless disregard by Janus Capital of its obligations and duties under the subadvisory agreement.


Each subadvisory agreement with Janus Capital continues in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days' notice by Janus Capital, by the Advisor or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement.


The Advisor pays Janus Capital for its services a subadvisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolios          Annual Subadvisory Fee Rate
------------------------------------------          ---------------------------

 $0-$100 million                                                   0.55%
 $100 million-$500 million                                         0.50%
 On the balance over $500 million                                  0.45%


The subadvisory fees paid by DeIM to Janus Capital for SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio for the past three fiscal years is as follows:


                                                       2004                  2003                  2002
                                                       ----                  ----                  ----

 SVS Janus Growth And Income Portfolio              $1,036,387             $936,074              $941,234
 SVS Janus Growth Opportunities Portfolio             $696,528             $649,430              $724,231


Subadvisor to SVS MFS Strategic Value Portfolio. Massachusetts Financial Services Company ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the subadvisor to SVS MFS Strategic Value Portfolio. MFS is controlled by Sun Life of Canada (US) Financial Services Holdings, Inc. MFS has served as the subadvisor to the Portfolio since its inception.

Under the terms of the subadvisory agreement, MFS manages the investment and reinvestment of the Portfolio's assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisory agreement provides that MFS will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of MFS in the performance of its duties or from reckless disregard by MFS of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with MFS continues in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days' notice by MFS, by the Advisor or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement.

The Advisor pays MFS for its services a subadvisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio           Annual Subadvisory Fee Rate
-----------------------------------------           ---------------------------

 On the first $100 million                                     0.475%
 On the next $150 million                                      0.425%
 On the next $250 million                                      0.375%
 On the next $500 million                                      0.350%
 On the next $500 million                                      0.275%
 Over $1.5 billion                                             0.250%

The subadvisory fee paid by DeIM to MFS for SVS MFS Strategic Value Portfolio for the past two fiscal years is as follows:

                                                   2004                 2003
                                                   ----                 ----

 SVS MFS Strategic Value Portfolio               $157,472              $49,179

Subadvisor to SVS Oak Strategic Equity Portfolio. Oak Associates, Ltd. ("Oak"), 3875 Embassy Parkway, Suite 250, Akron, OH 44333, is the subadvisor to SVS Oak Strategic Equity Portfolio. Oak has served as subadvisor to the Portfolio since its inception on May 1, 2001.

Under the terms of the subadvisory agreement, Oak manages the investment and reinvestment of the Portfolio's assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisory agreement provides that Oak will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of OAK in the performance of its duties or from reckless disregard by Oak of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with Oak continues in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days' notice by Oak, by DeIM or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement.

The Advisor pays OAK for its services a subadvisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio            Annual Subadvisory Fee Rate
-----------------------------------------            ---------------------------

 On all assets                                                  0.300%

The subadvisory fees paid by DeIM to OAK for SVS Oak Strategic Equity Portfolio for the past two fiscal years are as follows:

                                                   2004              2003
                                                   ----              ----

 SVS Oak Strategic Equity Portfolio              $269,807          $179,780

Subadvisor to SVS Turner Mid Cap Growth Portfolio. Turner Investment Partners, Inc. ("TIP"), 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312, is the subadvisor to SVS Turner Mid Cap Growth Portfolio. TIP is controlled by Robert
E. Turner and Mark D. Turner. TIP has served as subadvisor to the Portfolio since its inception on May 1, 2001.

Under the terms of the subadvisory agreement, TIP manages the investment and reinvestment of the Portfolio's assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisory agreement provides that TIP will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of TIP in the performance of its duties or from reckless disregard by TIP of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with TIP continues in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days' notice by TIP, by the Advisor or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement.

The Advisor pays TIP for its services a subadvisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio          Annual Subadvisory Fee Rate
-----------------------------------------          ---------------------------

 $0-$50 million                                               0.550%
 Next $250 million                                            0.525%
 On amounts over $250 million                                 0.500%

The subadvisory fees paid by DeIM to TIP for SVS Turner Mid Cap Growth Portfolio for the past two fiscal years are as follows:

                                                   2004              2003
                                                   ----              ----

 SVS Turner Mid Cap Growth Portfolio             $693,454          $465,545

Board Considerations in Connection with Annual Renewal of Investment Management Agreements

The current Agreements for all Portfolios except Scudder Mercury Large Cap Core Portfolio and Scudder Templeton Foreign Value Portfolio were last renewed by the Trustees on September 24, 2004. The new Agreements for Scudder Mercury Large Cap Core Portfolio and Scudder Templeton Foreign Value Portfolio were approved by the Trustees on July 21, 2004. As part of the annual contract review process, commencing in July 2004, the Board, as a whole, the Independent Trustees, separately, and each Portfolio's Oversight Committee met on several occasions to consider the renewal of each Portfolio's investment management agreement. The Oversight Committee initially analyzed and reviewed extensive materials, received responses from the Advisor and received advice from counsel. The Committee presented their findings and recommendations to the Independent
Trustees as a group. The Independent Trustees then reviewed the Committee's findings and recommendations and presented their recommendations to the full Board. At the meetings noted above, the Board concluded that the terms of the investment management agreements for each Portfolio are fair and reasonable and the continuance of each agreement is in the best interest of each Portfolio.


In connection with their meetings, the Oversight Committee and the Board received comprehensive materials from the Advisor and from independent sources relating to the management fees charged and services provided, including information about (i) the nature and quality of services provided by the Advisor and subadvisors; (ii) the management fees, expense ratios and asset sizes of the Portfolios relative to peer groups; (iii) the level of the Advisor's profits with respect to the management of the Portfolios, including the methodology used to allocate costs among funds advised by the Advisor; (iv) the short-term and long-term performance of the Portfolios relative to appropriate peer groups and one or a combination of market indices; (v) fall-out benefits to the Advisor from its relationship to the Portfolios, including revenues derived from services provided to the Portfolios by affiliates of the Advisor; and (vi) the potential benefits to the Advisor, subadvisors, the Portfolios and its shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

Investment Performance. The Independent Trustees and Board reviewed each Portfolio's investment performance as well as the performance of a peer group of funds, and the performance of an appropriate index or combination of indices. The Board considered short-term and long-term performance, as well as the factors contributing to underperformance of certain funds advised by the Advisor and steps taken by the Advisor to improve such underperformance. In particular, the Board requested the Advisor to identify Scudder funds whose performance ranks in the lowest quartile of their peer group ("Focus Funds") and to provide more frequent reports of steps to monitor and improve performance of the Focus Funds.

Fees  and  Expenses.   The  Independent   Trustees  and  Board  considered  each
Portfolio's management fee rates, subadvisory fee rates, expense ratios and asset sizes relative to an appropriate peer group of funds.

Profitability. The Independent Trustees and Board considered the level of the Advisor's profits with respect to the management of the Portfolios, including a review of the Advisor's methodology in allocating its costs to the management of the Portfolios. The Board considered the profits realized by the Advisor in connection with the operation of the Portfolio and whether the amount of profit is a fair entrepreneurial profit for the management of the Portfolios. The Board also considered the Advisor's profit margins in comparison with available industry data.

Economies of Scale. The Independent Trustees and Board considered whether there have been economies of scale with respect to the management of the Portfolios and whether the Portfolios have appropriately benefited from any economies of scale. The Board considered whether the management fee rate is reasonable in relation to the asset size of the Portfolios.

Advisor Personnel and Methods. The Independent Trustees and Board considered the size, education and experience of the Advisor's staff, its use of technology and its approach to recruiting, training and retaining portfolio managers and other research and management personnel.

Nature and Quality of Other Services. The Independent Trustees and Board considered the nature, quality, cost and extent of administrative and shareholder services performed by the Advisor and its affiliated companies and subadvisors.

Other Benefits to the Advisor. The Independent Trustees and Board also considered the character and amount of other incidental benefits received by the Advisor and its affiliates, including the receipt of research through the use of soft dollars.

Board Considerations in Connection with Annual Renewal of Subadvisory Agreements


As part of the annual contract review process, commencing in July 2004, the Board, as a whole, the Independent Trustees, separately, and the Fund's Oversight Committees met to consider the renewal of each applicable Portfolio's subadvisory agreement. In determining whether to approve each subadvisory agreement, the Board considered similar factors to those it considered in approving the investment management agreements, to the extent applicable. The Independent Trustees and the Board considered various factors and reviewed various materials furnished by the Advisor and the subadvisors, including (i) the investment performance of the Portfolios relative to broad-based indices and to comparably managed mutual funds, (ii) the investment approach of the subadvisors, and (iii) the knowledge and experience of the investment professionals who would be responsible for the day-to-day management of the Portfolios. The Independent Trustees and Board also considered the following factors: the favorable history, reputation, qualifications and background of the subadvisors, as well as the qualifications of their personnel; the nature and quality of services provided by the subadvisors to the Portfolios; and a subadvisor's relationship with the Advisor and, as applicable, experience with other funds managed by the Advisor. The Board also considered that the Advisor is responsible for any payment of fees to the subadvisors.


                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those portfolios for which a sub-investment advisor manages the portfolio's investments, references in this section to the "Advisor" should be read to mean a "subadvisor" unless specifically noted.

The policy of the Advisor in placing orders for the purchase and sale of securities for the portfolios is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed, and makes internal and external comparisons.

Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.


It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the portfolios to their customers. However, the Advisor does not consider sales of shares of the portfolios as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolios and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the portfolios as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolios.


The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), when placing portfolio transactions for a portfolio, to cause the portfolio to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for a portfolio in order to obtain research from such broker-dealers that is prepared by third parties (i.e., "third party research"). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., "proprietary research"). Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

INVESCO (with respect to SVS INVESCO Dynamic Growth Portfolio) has not adopted the same policy as the Advisor regarding not executing transactions with broker-dealers in order to obtain third party research, and may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain third party as well as proprietary research. Consistent with its policy regarding best execution, where more than one broker-dealer is believed to be capable of providing best execution for a particular trade, INVESCO may take into consideration the receipt of proprietary and third party research in selecting the broker-dealer to execute the trade.

In reliance on Section 28(e) of the 1934 Act, the Advisor may obtain from broker-dealers brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the fund making the trade, and not all such information is used by the Advisor in connection with such portfolio. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a portfolio.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each portfolio and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a portfolio with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by the portfolio, or on the size of the position obtained or disposed of for the portfolio, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the portfolio.

Deutsche Bank AG or one of its affiliates (or in the case of a sub-adviser, the sub-adviser or one of its affiliates) may act as a broker for the portfolios and receive brokerage commissions or other transaction-related compensation from the portfolios in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Fund's Board, including a majority of the Independent Trustees, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Scudder Aggressive Growth Portfolio: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2004, the Portfolio held the following securities of its regular brokers or dealers:

                                                                             Value of Securities Owned as
Name of Regular Broker or Dealer or Parent (Issuer)                              of December 31, 2004
---------------------------------------------------                              --------------------

Legg Mason                                                                             $1,923,000
Merrill Lynch                                                                            $864,000
Lehman Brothers                                                                          $910,000
Citigroup                                                                                $655,000

Scudder Blue Chip Portfolio: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2004, the Portfolio held the following securities of its regular brokers or dealers:

                                                                             Value of Securities Owned as
Name of Regular Broker or Dealer or Parent (Issuer)                              of December 31, 2004
---------------------------------------------------                              --------------------

Bank of America Corp.                                                                  $9,577,000
US Bancorp                                                                             $5,434,000
Lehman Brothers Holdings, Inc.                                                         $4,391,000
Morgan Stanley                                                                         $3,575,000
Wells Fargo & Co.                                                                      $3,070,000
Citigroup                                                                              $2,534,000
Wachovia                                                                               $1,620,000
Capital One Financial Corp.                                                            $1,600,000
Fremont General Corp.                                                                    $551,000
J.P. Morgan Chase & Co.                                                                  $369,000
National City Corp.                                                                      $353,000

Scudder Fixed Income Portfolio: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2004, the Portfolio held the following securities of its regular brokers or dealers:

                                                                             Value of Securities Owned as
Name of Regular Broker or Dealer or Parent (Issuer)                              of December 31, 2004
---------------------------------------------------                              --------------------

Wells Fargo & Co.                                                                      $1,782,000
Goldman Sachs Group                                                                      $935,000
HSBC Capital Funding                                                                     $891,000

Scudder Global Blue Chip Portfolio: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2004, the Portfolio held the following securities of its regular brokers or dealers:

                                       47

                                                                             Value of Securities Owned as
Name of Regular Broker or Dealer or Parent (Issuer)                              of December 31, 2004
---------------------------------------------------                              --------------------

Skandinaviska Enskilda Banken .                                                        $1,365,000
DBS Holdings                                                                             $611,000
Daiwa Securities Group, Inc.                                                             $448,000
Bangkok Bank                                                                             $369,000
Credit Suisse First Boston                                                               $480,000
Mediobanca SPA                                                                           $457,000

Scudder Government & Agency Securities Portfolio: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2004, the Portfolio did not hold any securities of its regular brokers or dealers.

Scudder High Income Portfolio: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2004, the Portfolio held the following securities of its regular brokers or dealers:

                                                                             Value of Securities Owned as
Name of Regular Broker or Dealer or Parent (Issuer)                              of December 31, 2004
---------------------------------------------------                              --------------------

Americredit Corp.                                                                      $2,622,000
Citigroup Global                                                                       $1,527,000

Scudder International Select Equity Portfolio: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2004, the Portfolio held the following securities of its regular brokers or dealers:

                                                                            Value of Securities Owned as of
Name of Regular Broker or Dealer or Parent (Issuer)                                December 31, 2004
---------------------------------------------------                                -----------------

ING Groep NV                                                                           $7,421,000
Credit Suisse Group                                                                    $6,999,000
Alpha Bank AE                                                                          $5,357,000
HSBC Holdings PLC                                                                      $5,319,000
Credit Agricole SA                                                                     $4,819,000
DBS Group Holdings Ltd.                                                                $4,648,000

Scudder Large Cap Value Portfolio: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2004, the Portfolio held the following securities of its regular brokers or dealers:

                                                                             Value of Securities Owned as
Name of Regular Broker or Dealer or Parent (Issuer)                               of December 31, 2004
---------------------------------------------------                               --------------------

Citgroup                                                                               $11,308,000
Bank of America Corp.                                                                  $10,771,000
J.P. Morgan Chase                                                                      $10,326,000
PNC Financial Services Group                                                            $8,283,000
Wachovia Corp.                                                                          $6,233,000
Merrill Lynch & Co., Inc.                                                               $5,780,000
US Bancorp                                                                              $5,562,000
National City Corp.                                                                     $5,013,000
Bear Stearns & Co.                                                                      $4,338,000
Suntrust Banks Inc.                                                                     $3,797,000
BB&T Corporation                                                                        $3,137,000

                                       48

Scudder Money Market Portfolio: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2004, the Portfolio held the following securities of its regular brokers or dealers:

                                                                              Value of Securities Owned as
Name of Regular Broker or Dealer or Parent (Issuer)                               of December 31, 2004
---------------------------------------------------                               --------------------

Merrill Lynch                                                                           $1,802,000
Morgan Stanley                                                                         $14,000,000
HSBC Finance Corp.                                                                     $12,010,000
Toronto Dominion Bank                                                                   $6,000,000

Scudder Small Cap Growth Portfolio: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2004, the Portfolio held the following securities of its regular brokers or dealers:

                                                                              Value of Securities Owned as
Name of Regular Broker or Dealer or Parent (Issuer)                               of December 31, 2004
---------------------------------------------------                               --------------------

Affiliated Managers Group, Inc.                                                         $6,439,000
Jefferies Group, Inc.                                                                   $3,557,000

Scudder Strategic Income Portfolio: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2004, the Portfolio held the following securities of its regular brokers or dealers:

                                                                              Value of Securities Owned as
Name of Regular Broker or Dealer or Parent (Issuer)                               of December 31, 2004
---------------------------------------------------                               --------------------

Americredit Corp.                                                                         $215,000
Citigroup Global                                                                          $140,000

Scudder Technology Growth Portfolio: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2004, the Portfolio did not hold any securities of its regular brokers or dealers.

Scudder Total Return Portfolio: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2004, the Portfolio held the following securities of its regular brokers or dealers:

                                                                              Value of Securities Owned as
Name of Regular Broker or Dealer or Parent (Issuer)                               of December 31, 2004
---------------------------------------------------                               --------------------

Citigroup                                                                               $8,880,000
Bank of America Corp.                                                                   $8,139,000
Goldman Sachs Group, Inc.                                                               $1,590,000
Morgan Stanley                                                                          $1,560,000
Wells Fargo & Co.                                                                       $1,123,000
Lehman Brothers Holdings Co.                                                              $927,000
Americredit Corp.                                                                         $252,000
Citigroup Global                                                                          $223,000

Scudder Mercury Large Cap Core Portfolio: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2004, the Portfolio did not hold any securities of its regular brokers or dealers.


                                       49

Scudder Templeton Foreign Value Portfolio: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2004, the Portfolio did not hold any securities of its regular brokers or dealers.

SVS Davis Venture Value Portfolio: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2004, the Portfolio held the following securities of its regular brokers or dealers:

                                                                              Value of Securities Owned as
Name of Regular Broker or Dealer or Parent (Issuer)                               of December 31, 2004
---------------------------------------------------                               --------------------

Wells Fargo & Co.                                                                      $10,727,000
HSBC Holdings PLC                                                                      $10,652,000
J.P. Morgan Chase & Co.                                                                $10,513,000
Citigroup                                                                              $10,441,000
H&R Block, Inc.                                                                         $5,209,000
Marsh & McLennan                                                                        $3,550,000
Lloyds TSB Group PLC                                                                    $2,862,000
Morgan Stanley                                                                          $2,637,000
Principal Financial Group                                                               $1,240,000
State Street Corp.                                                                        $761,000
Sun Life Financial, Inc.                                                                  $610,000

SVS Dreman Financial Services Portfolio: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2004, the Portfolio held the following securities of its regular brokers or dealers:

                                                                              Value of Securities Owned as
Name of Regular Broker or Dealer or Parent (Issuer)                               of December 31, 2004
---------------------------------------------------                               --------------------

Bank of America Corp.                                                                  $12,975,000
Citigroup                                                                               $6,615,000
J.P. Morgan Chase & Co.                                                                 $6,438,000
Keycorp                                                                                 $6,375,000
US Bancorp                                                                              $5,955,000
Wachovia Corp.                                                                          $4,531,000
PNC Financial Services Corp.                                                            $3,719,000
Merrill Lynch                                                                           $3,260,000
Morgan Stanley                                                                          $3,219,000
Wells Fargo & Co.                                                                       $3,021,000
Regions Financial Corp.                                                                 $2,853,000
National City Corp.                                                                     $2,239,000
Bear Stearns Companies, Inc.                                                            $2,112,000
Lehman Brothers, Inc.                                                                   $1,811,000

SVS Dreman High Return Equity Portfolio: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2004, the Portfolio held the following securities of its regular brokers or dealers:

                                                                              Value of Securities Owned as
Name of Regular Broker or Dealer or Parent (Issuer)                               of December 31, 2004
---------------------------------------------------                               --------------------

Bank of America Corp.                                                                  $24,512,000
PNC Financial Services Corp.                                                           $13,557,000
Keycorp                                                                                $11,366,000
US Bancorp                                                                              $8,322,000



                                       50

Name of Regular Broker or Dealer or Parent (Issuer)                               of December 31, 2004
---------------------------------------------------                               --------------------
Wachovia Corp.                                                                          $7,364,000
J.P. Morgan Chase & Co.                                                                 $5,183,000

SVS Dreman Small Cap Value Portfolio: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2004, the Portfolio held the following securities of its regular brokers or dealers:

                                                                              Value of Securities Owned as
Name of Regular Broker or Dealer or Parent (Issuer)                               of December 31, 2004
---------------------------------------------------                               --------------------

BankAtlantic Bancorp, Inc.                                                              $1,661,000
Oriental Finance Group                                                                  $1,632,000

SVS Index 500 Portfolio: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December
31, 2004, the Portfolio held the following securities of its regular brokers or dealers:

                                                                              Value of Securities Owned as
Name of Regular Broker or Dealer or Parent (Issuer)                               of December 31, 2004
---------------------------------------------------                               --------------------

Citigroup                                                                               $8,734,000
Bank of America Corp.                                                                   $6.621.000
J.P. Morgan Chase & Co.                                                                 $4,839,000
Wells Fargo & Co.                                                                       $3,655,000
Wachovia Corp.                                                                          $2,975,000
Morgan Stanely                                                                          $2,154,000
US Bancorp                                                                              $2,080,000
Merrill Lynch                                                                           $1,952,000
Goldman Sachs & Co.                                                                     $1,747,000
Suntrust Banks, Inc.                                                                      $986,000
National City Corp.                                                                       $920,000
Lehman Brothers Holdings, Inc.                                                            $821,000
BB&T Corp.                                                                                $789,000
Capital One Financial Corp.                                                               $697,000
Marshall & Isley Corp.                                                                    $323,000
Zions Bancorp                                                                      $243,000

SVS INVESCO Dynamic Growth Portfolio: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2004, the Portfolio held the following securities of its regular brokers or dealers:

                                                                              Value of Securities Owned as
Name of Regular Broker or Dealer or Parent (Issuer)                               of December 31, 2004
---------------------------------------------------                               --------------------

Legg Mason                                                                                $568,000
T. Rowe Price Group, Inc.                                                                 $473,000
Zions Bancorp                                                                             $415,000

SVS Janus Growth And Income Portfolio: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2004, the Portfolio held the following securities of its regular brokers or dealers:

                                       51

                                                                              Value of Securities Owned as
Name of Regular Broker or Dealer or Parent (Issuer)                               of December 31, 2004
---------------------------------------------------                               --------------------

Citigroup                                                                               $7,257,000
J.P. Morgan Chase & Co.                                                                 $3,693,000
US Bancorp                                                                              $3,234,000
Goldman Sachs Group, Inc.                                                               $1,846,000

SVS Janus Growth Opportunities Portfolio: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2004, the Portfolio held the following securities of its regular brokers or dealers:

                                                                              Value of Securities Owned as
Name of Regular Broker or Dealer or Parent (Issuer)                               of December 31, 2004
---------------------------------------------------                               --------------------

Morgan Stanley                                                                    $2,508,000

SVS MFS Strategic Value Portfolio: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2004, the Portfolio held the following securities of its regular brokers or dealers:

                                                                            Value of Securities Owned as of
Name of Regular Broker or Dealer or Parent (Issuer)                                December 31, 2004
---------------------------------------------------                                -----------------

J.P. Morgan Chase & Co.                                                                 $1,718,000
Merrill Lynch & Co., Inc.                                                               $1,109,000
PNC Financial Services Corp.                                                              $983,000
Bank of America Corp.                                                                     $667,000

SVS Oak Strategic Equity Portfolio: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2004, the Portfolio held the following securities of its regular brokers or dealers:

                                                                              Value of Securities Owned as
Name of Regular Broker or Dealer or Parent (Issuer)                               of December 31, 2004
---------------------------------------------------                               --------------------

Charles Schwab Corp.                                                                    $5,399,000
Citigroup                                                                               $3,565,000

SVS Turner Mid Cap Growth Portfolio: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2004, the Portfolio held the following securities of its regular brokers or dealers:

                                                                              Value of Securities Owned as
Name of Regular Broker or Dealer or Parent (Issuer)                               of December 31, 2004
---------------------------------------------------                               --------------------

T. Rowe Price Group, Inc.                                                               $1,755,000
Affiliated Managers Group, Inc.                                                         $1,275,000
Doral Financial Corp.                                                                     $866,000
Ameritrade Holding Corp.                                                                  $787,000
Bear Stearns Companies, Inc.                                                              $636,000
SEI Investments Co.                                                                       $608,000

                                       52

The table below shows total brokerage commissions paid by each Portfolio for the last three fiscal years, as applicable.

 Portfolio                                                 Fiscal 2004         Fiscal 2003        Fiscal 2002
 ---------                                                 -----------         -----------        -----------

 Scudder Aggressive Growth Portfolio                           $144,175            $129,184         $143,254
 Scudder Blue Chip Portfolio                                   $437,994            $365,208         $671,982
 Scudder Fixed Income Portfolio                                      $0                  $0               $0
 Scudder Global Blue Chip Portfolio                            $149,399             $97,252          $61,899
 Scudder Government & Agency Securities Portfolio                    $0                  $0           $6,312
 Scudder High Income Portfolio                                       $0                  $0           $8,707
 Scudder International Select Equity Portfolio                 $553,166            $461,119         $379,066
 Scudder Large Cap Value Portfolio                             $270,524            $362,438         $577,420
 Scudder Money Market Portfolio                                      $0                  $0               $0
 Scudder Small Cap Growth Portfolio                            $937,527            $982,755         $538,528
 Scudder Strategic Income Portfolio                                  $0                  $0               $0
 Scudder Technology Growth Portfolio                           $982,299            $591,677         $632,705
 Scudder Total Return Portfolio                                $259,205            $139,867         $714,788
 Scudder Mercury Large Cape Core Portfolio(1)                      $891                 N/A              N/A
 Scudder Templeton Foreign Value Portfolio(1)                    $2,724                 N/A              N/A
 SVS Davis Venture Value Portfolio(2)                           $72,280             $52,683         $159,049
 SVS Dreman Financial Services Portfolio                        $27,369             $39,552          $74,474
 SVS Dreman High Return Equity Portfolio                       $182,508            $339,487         $655,721
 SVS Dreman Small Cap Value Portfolio                        $1,449,022          $1,129,408       $1,043,580
 SVS Index 500 Portfolio                                        $83,037             $66,204          $76,616
 SVS INVESCO Dynamic Growth Portfolio(2)                       $118,590            $113,346          $72,549
 SVS Janus Growth And Income Portfolio                         $211,249            $176,783         $233,462
 SVS Janus Growth Opportunities Portfolio                      $163,724            $161,639         $224,896
 SVS MFS Strategic Value Portfolio(3)                           $88,774             $28,139          $14,160
 SVS Oak Strategic Equity Portfolio(2)                         $113,050             $48,753          $82,715
 SVS Turner Mid Cap Growth Portfolio(2)                        $741,896          $1,123,591         $494,623

(1) Commenced operations on November 15, 2004.

(2) Commenced operations on May 1, 2001.

(3) Commenced operations on May 1, 2002.

In addition, for the fiscal year ended December 31, 2004:

                                                           Percentage of          Percentage of          Dollar Amount of
                                                         Commissions Paid     Transactions Involving   Commissions Paid to
                                                           to Affiliated       Commissions Paid to         Brokers for
Portfolio                                                     Brokers           Affiliated Brokers      Research Services
---------                                                     -------           ------------------      -----------------

Scudder Aggressive Growth Portfolio                             0%                     0%                     $0
Scudder Blue Chip Portfolio                                    0                       0                      $0
Scudder Large Cap Value Portfolio                              0                       0                      $0
Scudder Fixed Income Portfolio                                 0                       0                      $0
Scudder Global Blue Chip Portfolio                             0                       0                      $0
Scudder Government & Agency Securities Portfolio               0                       0                      $0
Scudder High Income Portfolio                                  0                       0                      $0
Scudder International Select Equity Portfolio                  0                       0                      $0
Scudder Money Market Portfolio                                 0                       0                      $0
Scudder Small Cap Growth Portfolio                             0                       0                      $0
Scudder Strategic Income Portfolio                             0                       0                      $0
Scudder Technology Growth Portfolio                            0                       0                      $0



                                       53

                                                           Percentage of          Percentage of          Dollar Amount of
                                                         Commissions Paid     Transactions Involving   Commissions Paid to
                                                           to Affiliated       Commissions Paid to         Brokers for
Portfolio                                                     Brokers           Affiliated Brokers      Research Services
---------                                                     -------           ------------------      -----------------
Scudder Total Return Portfolio                                 0                       0                      $0
Scudder Mercury Large Cap Core Portfolio                       0                       0                      $0
Scudder Templeton Foreign Value Portfolio                      0                       0                      $0
SVS Davis Venture Value Portfolio                              0                       0                      $0
SVS Dreman Financial Services Portfolio                        0                       0                      $0
SVS Dreman High Return Equity Portfolio                        0                       0                      $0
SVS Dreman Small Cap Value Portfolio                           0                       0                      $0
SVS Index 500 Portfolio                                        0                       0                      $0
SVS INVESCO Dynamic Growth Portfolio                           0                       0                      $0
SVS Janus Growth And Income Portfolio                          0                       0                      $0
SVS Janus Growth Opportunities Portfolio                       0                       0                      $0
SVS MFS Strategic Value Portfolio                              0                       0                      $0
SVS Oak Strategic Equity Portfolio                             0                       0                      $0
SVS Turner Mid Cap Growth Portfolio                            0                       0                      $0


Codes of Ethics. The Fund, Advisor and subadvisors, and principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Fund and employees of the Advisor or Subadvisors, and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, imposes holding periods (generally 30 days) on most transactions and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Compensation of Portfolio Managers Advised or Subadvised by the Advisor or its Affiliates. For all portfolio managers, except those listed below in "For certain senior investment professionals managing the following portfolios:
Scudder Fixed Income Portfolio, Scudder High Income Portfolio, Scudder Strategic Income Portfolio and Scudder Total Return Portfolio." The Portfolios have been advised that the Advisor, or DeAMIS, as applicable, seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and Scudder Investments' and Deutsche Bank's financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).


Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional's seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Advisor or DeAMIS uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients' risk and return objectives. When determining total compensation, the Advisor or DeAMIS considers a number of quantitative and qualitative factors such as:

o Scudder Investments' performance and the performance of Deutsche Asset Management; quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

o Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

o Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.


For certain senior investment  professionals  managing the following portfolios:
Scudder Fixed Income Portfolio, Scudder High Income Portfolio, Scudder Strategic Income Portfolio and Scudder Total Return Portfolio. These portfolios have been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation. Variable compensation consists of a compensation pool that is determined based on revenues generated by the funds they manage, which are generally impacted by overall investment performance. The compensation pool is shared equally among those senior investment professionals. The compensation structure for these investment professionals is dependent on, among other things, their continuing obligation to fulfill their fiduciary responsibilities to their clients and to "live the values" of the Advisor through adherence to the Advisor's compliance policies and procedures. This compensation structure creates an incentive to maximize the size of the funds. However, the Advisor has in place controls designed to maintain disciplined growth of the products managed by this team within the capacity constraints of the investment process. The Advisor believes that this compensation structure has been a positive incentive to this team and has contributed to the development of a strong team culture and a risk managed, consistent investment approach that has benefited portfolio shareholders over time. Performance information is provided in the relevant Portfolio's prospectus.

Portfolio Ownership of Portfolio Managers. The following table shows the dollar range of shares owned beneficially and of record by each member of the Portfolios' management team (except Scudder Money Market Portfolio) in the applicable Portfolio as well as in all Scudder Funds as a group (i.e. those funds/portfolios advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Portfolios' most recent fiscal year end.


                                                                         Dollar Range of        Dollar Range of All
                                                    Name of              Portfolio Shares       Scudder Fund Shares
Name of Portfolio                              Portfolio Manager              Owned                    Owned
-----------------                              -----------------              -----                    -----
Aggressive Growth                          Samuel A. Dedio                   $0                  $100,001-$500,000
                                           Robert S. Janis                   $0                  $100,001-$500,000

Blue Chip                                  Janet Campagna                    $0                   Over $1,000,000
                                           Robert Wang                       $0                 $500,001-$1,000,000




                                       55

                                                                         Dollar Range of        Dollar Range of All
                                                    Name of              Portfolio Shares       Scudder Fund Shares
Name of Portfolio                              Portfolio Manager              Owned                    Owned
-----------------                              -----------------              -----                    -----


Fixed Income                               Gary W. Bartlett                  $0(1)                Over $1,000,000
                                           J. Christopher Gagnier            $0(1)                Over $1,000,000
                                           Warren S. Davis                   $0(1)                Over $1,000,000
                                           Daniel R. Taylor                  $0(1)              $500,001-$1,000,000
                                           Thomas J. Flaherty                $0(1)                Over $1,000,000
                                           Timothy C. Vile                   $0(2)              $500,001-$1,000,000
                                           William T. Lissenden              $0                         $0


Global Blue Chip                           Steve M. Wreford                  $0                  $100,001-$500,000
                                           Oliver Kratz                      $0                  $100,001-$500,000

Government & Agency Securities             Sean P. McCaffrey                 $0                  $100,001-$500,000
                                           William Chepolis                  $0                  $100,001-$500,000

High Income                                Andrew P. Cestone                 $0                   Over $1,000,000


International Select Equity                Alex Tedder                       $0(4)                      $0
                                           Sangita Uberoi                    $0                  $50,001-$100,000
                                           Matthias Knerr                    $0                  $100,001-$500,000

Large Cap Value                            Thomas F. Sassi                   $0                  $100,001-$500,000
                                           Steve Scrudato                    $0                  $50,001-$100,000

Small Cap Growth                           Samuel A. Dedio                   $0(3)               $100,001-$500,000
                                           Robert S. Janis                   $0                  $100,001-$500,000

Strategic Income                           Jan Faller                        $0                  $100,001-$500,000
                                           Andrew P. Cestone                 $0                   Over $1,000,000
                                           Sean P. McCaffrey                 $0                  $100,001-$500,000
                                           Brett Diment                      $0(4)                      $0
                                           Edwin Gutierrez                   $0(4)                      $0

Technology Growth                          Ian Link                          $0                   $10,001-$50,000
                                           Anne Meisner                      $0                  $100,001-$500,000

Total Return                               Andrew P. Cestone                 $0                   Over $1,000,000
                                           Brett Diment                      $0(4)                      $0
                                           J. Christopher Gagnier            $0                   Over $1,000,000
                                           Arnim S. Holzer                   $0                  $100,001-$500,000
                                           Thomas F. Sassi                   $0                  $100,001-$500,000
                                           Julie M. Van Cleave               $0                   Over $1,000,000

(1) Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $100,001-$500,000 in Scudder Fixed Income Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All Scudder Fund Shares Owned."

(2) Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $50,001-$100,000 in Scudder Fixed Income Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All Scudder Fund Shares Owned."

(3) Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $10,001-$50,000 Scudder Small Cap Growth Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All Scudder Fund Shares Owned."

(4) Because the Portfolio Manager does not reside in the US, the Portfolio Manager generally does not invest in US registered investment companies, such as the portfolio, on account of US tax and other regulatory limitations applicable to foreign investors.

Conflicts of Interest. In addition to managing the assets of the Portfolios, the portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Portfolios' most recent fiscal year end.


Other SEC Registered Investment Companies Managed:
--------------------------------------------------

                                                                                            Number of
                                                                                           Investment
                                                      Number of      Total Assets of    Company Accounts
                                                     Registered        Registered             with          Total Assets of
                              Name of Portfolio      Investment        Investment       Performance-Based  Performance-Based
Name of Portfolio                  Manager            Companies         Companies              Fee           Fee Accounts
-----------------                  -------            ---------         ---------              ---               --------

Aggressive Growth          Samuel A. Dedio               11           $2,255,881,247            0                 $0
                           Robert S. Janis               11           $2,255,881,247            0                 $0

Blue Chip                  Janet Campagna                34           $2,879,392,286            0                 $0
                           Robert Wang                   34           $2,879,392,286            0                 $0

Fixed Income               Gary W. Bartlett              14           $3,538,908,958            0                 $0
                           J. Christopher Gagnier        14           $3,538,908,958            0                 $0
                           Warren S. Davis               14           $3,538,908,958            0                 $0
                           Daniel R. Taylor              14           $3,538,908,958            0                 $0
                           Thomas J. Flaherty            14           $3,538,908,958            0                 $0
                           Timothy C. Vile               14           $3,538,908,958            0                 $0
                           William T. Lissenden          14           $3,538,908,958            0                 $0

Global Blue Chip           Steve M. Wreford              10           $1,139,787,435            0                 $0
                           Oliver Kratz                  18           $1,562,720,495            0                 $0

Government Agency &        Sean P. McCaffrey             12           $9,502,826,612            0                 $0
Securities
                           William Chepolis               5           $9,007,051,772            0                 $0

High Income                Andrew P. Cestone             25           $2,145,940,881            0                 $0

International Select       Alex Tedder                    6           $4,325,854,307            0                 $0
Equity
                           Sangita Uberoi                 3           $2,652,512,237            0                 $0
                           Matthias Knerr                 3           $2,652,512,237            0                 $0

Large Cap Value            Thomas F. Sassi               19           $4,117,760,453            0                 $0
                           Steve Scrudato                10           $3,253,665,841            0                 $0

Small Cap Growth           Samuel A. Dedio               11           $2,079,409,198            0                 $0
                           Robert S. Janis               11           $2,079,409,198            0                 $0


                                       57

                                                                                            Number of
                                                                                           Investment
                                                      Number of      Total Assets of    Company Accounts
                                                     Registered        Registered             with          Total Assets of
                              Name of Portfolio      Investment        Investment       Performance-Based  Performance-Based
Name of Portfolio                  Manager            Companies         Companies              Fee           Fee Accounts
-----------------                  -------            ---------         ---------              ---               --------

Strategic Income           Jan Faller                     7             $636,929,480            0                 $0
                           Andrew P. Cestone             25           $4,656,345,231            0                 $0
                           Sean P. McCaffrey             12           $9,739,224,771            0                 $0
                           Brett Diment                   9             $682,959,372            0                 $0
                           Edwin Gutierrez                9             $682,959,372            0                 $0

Technology Growth          Ian Link                       3           $1,693,495,033            0                 $0
                           Anne Meisner                   3           $1,693,495,033            0                 $0

Total Return               Andrew P. Cestone             25           $4,528,689,284            0                 $0
                           Brett Diment                   9             $682,959,372            0                 $0
                           J. Christopher Gagnier        14           $3,324,413,615            0                 $0
                           Arnim S. Holzer               12             $766,815,243            0                 $0
                           Thomas F. Sassi               19           $4,261,425,223            0                 $0
                           Julie M. Van Cleave            8           $4,007,516,940            0                 $0

Other Pooled Investment Vehicles Managed:

                                                                                        Number of Pooled
                                                                                           Investment
                                                      Number of                         Vehicle Accounts
                                                       Pooled        Total Assets of          with          Total Assets of
                              Name of Portfolio      Investment     Pooled Investment   Performance-Based  Performance-Based
Name of Portfolio                  Manager            Vehicles          Vehicles               Fee           Fee Accounts
-----------------                  -------            --------          --------               ---               --------

Aggressive Growth          Samuel A. Dedio                2             $19,332,988             0                 $0
                           Robert S. Janis                2             $19,332,988             0                 $0

Blue Chip                  Janet Campagna                 7            $478,714.796             0                 $0
                           Robert Wang                    7            $478,714.796             0                 $0

Fixed Income               Gary W. Bartlett               9          $3,040,933,748             0                 $0
                           J. Christopher Gagnier         9          $3,040,933,748             0                 $0
                           Warren S. Davis                9          $3,040,933,748             0                 $0
                           Daniel R. Taylor               9          $3,040,933,748             0                 $0
                           Thomas J. Flaherty             9          $3,040,933,748             0                 $0
                           Timothy C. Vile                9          $3,040,933,748             0                 $0
                           William T. Lissenden           9          $3,040,933,748             0                 $0

Global Blue Chip           Steve M. Wreford               4             $75,201,994             0                 $0
                           Oliver Kratz                   7            $658,280,872             0                 $0

Government Agency &        Sean P. McCaffrey              7          $5,835,700,828             0                 $0
Securities
                           William Chepolis               1          $2,311,976,541             0                 $0

High Income                Andrew P. Cestone              3            $256,102,833             0                 $0



                                       58

                                                                                        Number of Pooled
                                                                                           Investment
                                                      Number of                         Vehicle Accounts
                                                       Pooled        Total Assets of          with          Total Assets of
                              Name of Portfolio      Investment     Pooled Investment   Performance-Based  Performance-Based
Name of Portfolio                  Manager            Vehicles          Vehicles               Fee           Fee Accounts
-----------------                  -------            --------          --------               ---               --------

International Select       Alex Tedder                    3            $191,897,427             0                 $0
Equity
                           Sangita Uberoi                 3            $191,897,427             0                 $0
                           Matthias Knerr                 3            $191,897,427             0                 $0

Large Cap Value            Thomas F. Sassi                1            $154,543,793             0                 $0
                           Steve Scrudato                 2            $125,527,339             0                 $0

Small Cap Growth           Samuel A. Dedio                2             $19,332,987             0                 $0
                           Robert S. Janis                2             $19,332,987             0                 $0

Strategic Income           Jan Faller                     0                      $0             0                 $0
                           Andrew P. Cestone              3            $256,102,833             0                 $0
                           Sean P. McCaffrey              7          $5,835,700,828             0                 $0
                           Brett Diment                   4            $596,438,334             0                 $0
                           Edwin Gutierrez                3            $279,961,398             0                 $0

Technology Growth          Ian Link                       0                      $0             0                 $0
                           Anne Meisner                   0                      $0             0                 $0

Total Return               Andrew P. Cestone              3            $256,102,833             0                 $0
                           Brett Diment                   4            $596,438,334             0                 $0
                           J. Christopher Gagnier         9          $3,040,933,748             0                 $0
                           Arnim S. Holzer                2            $317,196,144             0                 $0
                           Thomas F. Sassi                1            $154,543,793             0                 $0
                           Julie M. Van Cleave            2             $28,189,923             0                 $0

Other Accounts Managed:

                                                                                         Number of Other
                                                      Number of                           Accounts with     Total Assets of
                              Name of Portfolio         Other        Total Assets of    Performance-Based  Performance-Based
Name of Portfolio                  Manager            Accounts       Other Accounts            Fee           Fee Accounts
-----------------                  -------            --------       --------------            ---               --------

Aggressive Growth          Samuel A. Dedio                6              $556,877,059           0                 $0
                           Robert S. Janis                6              $556,877,059           0                 $0

Blue Chip                  Janet Campagna                40            $6,692,460,384           0                 $0
                           Robert Wang                   40            $6,692,460,384           0                 $0

Fixed Income               Gary W. Bartlett              163          $16,022,674,636           0                 $0
                           J. Christopher Gagnier        163          $16,022,674,636           0                 $0
                           Warren S. Davis               163          $16,022,674,636           0                 $0
                           Daniel R. Taylor              163          $16,022,674,636           0                 $0
                           Thomas J. Flaherty            163          $16,022,674,636           0                 $0
                           Timothy C. Vile               163          $16,022,674,636           0                 $0
                           William T. Lissenden          163          $16,022,674,636           0                 $0



                                       59

                                                                                         Number of Other
                                                      Number of                           Accounts with     Total Assets of
                              Name of Portfolio         Other        Total Assets of    Performance-Based  Performance-Based
Name of Portfolio                  Manager            Accounts       Other Accounts            Fee           Fee Accounts
-----------------                  -------            --------       --------------            ---               --------

Global Blue Chip           Steve M. Wreford              11              $778,128,072           0                 $0
                           Oliver Kratz                  12            $1,078,609,927           0                 $0

Government Agency &        Sean P. McCaffrey             25            $7,465,220,631           0                 $0
Securities
                           William Chepolis               2              $798,969,971           0                 $0

High Income                Andrew P. Cestone             21              $203,370,712           0                 $0

International Select       Alex Tedder                    7            $2,193,359,306           2           $1,025,675,953
Equity
                           Sangita Uberoi                 0                        $0           0                 $0
                           Matthias Knerr                 0                        $0           0                 $0

Large Cap Value            Thomas F. Sassi               44            $1,987,496,179           0                 $0
                           Steve Scrudato                53            $2,903,467,303           0                 $0

Small Cap Growth           Samuel A. Dedio                6              $556,877,059           0                 $0
                           Robert S. Janis                6              $556,877,059           0                 $0

Strategic Income           Jan Faller                     0                        $0           0                 $0
                           Andrew P. Cestone             18              $203,370,712           0                 $0
                           Sean P. McCaffrey             25            $7,465,220,631           0                 $0
                           Brett Diment                   1              $146,039,807           0                 $0
                           Edwin Gutierrez                0                        $0           0                 $0

Technology Growth          Ian Link                       0                        $0           0                 $0
                           Anne Meisner                   0                        $0           0                 $0

Total Return               Andrew P. Cestone             21              $203,370,712           0                 $0
                           Brett Diment                   1              $146,039,807           0                 $0
                           J. Christopher Gagnier        163          $16,022,674,636           0                 $0
                           Arnim S. Holzer                7              $355,824,558           0                 $0
                           Thomas F. Sassi               44            $1,987,496,179           0                 $0
                           Julie M. Van Cleave           13            $1,052,484,474           0                 $0


In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Portfolios. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Portfolios and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one Portfolio or account, including the following:

o Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor, including other client accounts managed by a Portfolio's management team. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise,
         because   clients  of
         the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a Portfolio may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Portfolio and the other clients.


o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.


The Advisor and DeAMIS are owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor and DeAMIS are affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Board.

Compensation of Portfolio Managers of Other Subadvised Portfolios.


Scudder Mercury Large Cap Core Portfolio

The Merrill Lynch Investment Manager (MLIM) Portfolio Manager compensation program is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

Compensation


The elements of total compensation for MLIM portfolio managers are base salary, annual performance-based cash and stock compensation and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.


Base Salary

Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

Performance-Based Compensation

MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent.

To that end, the portfolio manager incentive compensation is derived based on the portfolio manager's performance of the products they manage, investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, performance relative to peers, external market conditions and year over year performance. In addition, portfolio manager's compensation can be based on MLIM's investment performance, financial results of MLIM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM also considers the extent to which individuals exemplify and foster Merrill Lynch's principles of Client Focus, Respect for the Individual, Teamwork, Responsible Citizenship and Integrity. All factors are considered collectively by MLIM management.

Cash Bonus

Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

Stock Bonus

A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch stock. Paying a portion of annual bonuses in stock puts compensation earned by a PM for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods.

The ultimate value of stock bonuses is dependent on future ML stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Merrill Lynch shareholders and encourages a balance between short-term goals and long-term strategic objectives.


Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the company's performance. Portfolio managers therefore have a direct incentive to protect ML's reputation for integrity.


Other Benefits


Portfolio Managers are also eligible to participate in broad-based plans offered generally to Merrill Lynch employees, including broad-based retirement, 401(k), health and other employee benefit plans.


Scudder Templeton Foreign Value Portfolio

Franklin Templeton seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton budget guidelines. Each portfolio manager's compensation consists of the following three elements:

Base salary. Each portfolio manager is paid a base salary.

Annual bonus. Each portfolio manager is eligible to receive an annual bonus. Franklin Templeton feels that portfolio managers should have some deferred or equity-based compensation in order to build a vested interest in the company and its shareholders. With this in mind, bonuses generally are split between cash (65%) and restricted shares of Franklin Resources stock (35%). Larger bonus awards are 50% cash and 50% in restricted shares of Franklin Resources stock.

The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Templeton Investment Counsel and the portfolio manager. Any bonus under the plan is completely discretionary. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:


Assets: The size and complexity of funds and overall asset size of those funds managed by the portfolio manager are factored in the manager's appraisal.


Investment Performance: The historic investment performance of all accounts managed by the portfolio manager is considered. The pre-tax performance of each fund managed is measured relative to an appropriate securities market index.

Research:   Since  the   Templeton   global   equity  team  also  has   research
responsibilities,  each  portfolio  manager  is  evaluated  on  the  number  and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

Non-Investment   Performance:   For  senior  portfolio  managers,   there  is  a
qualitative evaluation based on leadership and the mentoring of staff.


Additional long term equity-based compensation: Portfolio managers may be awarded options to purchase common shares of Franklin Resources stock that would permit the portfolio to purchase a set amount of shares at the market price on the date of grant. Some portfolio managers may be granted additional restricted shares of Franklin Resources stock. Awards of such equity-based compensation typically vest over time, so as to create incentives to retain key talent.


Portfolio managers also participate in benefit plans and programs available generally to all employees.

SVS Davis Venture Value Portfolio


Kenneth Feinberg's compensation as a Davis Advisors employee consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis Advisors' profits, (iii) awards of equity ("Units") in Davis Advisors including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis Advisors purchases shares in selected funds managed by Davis Advisors. At the end of specified periods, generally five years following the date of purchase, some, all, or none of the fund shares will be registered in the employee's name based on fund performance, after expenses on a pre-tax basis, versus the S&P 500 Index, and versus peer groups as defined by Morningstar or Lipper. Davis Advisors' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.
Christopher Davis' annual compensation as an employee and general partner of Davis Advisors consists of a base salary.


SVS Dreman Financial Services Portfolio, SVS Dreman High Return Equity Portfolio and SVS Dreman Small Cap Value Portfolio


The Portfolios have been advised that the subadvisor has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund's benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional's performance measured utilizing both quantitative and qualitative factors.

The subadvisor's investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry, specifically, investment advisory firms. The variable component of the subadvisor's compensation plan which takes the form of a cash bonus combined with either stock appreciation rights grants or outright stock grants is discretionary and is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to a portfolio's performance relative to its benchmark.

Investment professionals may receive equity in the form of units or fractional units of membership interest in the subadvisor or they may receive stock appreciation rights which enable them to participate in the growth of the firm. The subadvisor's membership units are valued based on a multiple of net profits so grants of stock appreciation rights which vest over a specified term will result in additional compensation as net profits increase. Investment professionals also participate in the subadvisor's profit sharing plan, a defined contribution plan that allows the subadvisor to contribute up to twenty-five percent of an employee's total compensation, subject to various regulatory limitations, to each employee's profit sharing account. The subadvisor's profit sharing plan is a non-discriminatory plan which benefits all employees of the firm including both portfolio managers and research analysts. Contributions to the subadvisor's profit sharing plan vest over a specified term. Finally all employees of the subadvisor including investment professionals receive additional fringe benefits in the form of subsidized medical and dental and group-term and life insurance coverage.

The basis for determining the variable component of an investment professional's total compensation is determined through a subjective process which evaluates an investment professional performance against several quantitative and qualitative factors including the following:

Quantitative factors:

o Relative ranking of a portfolio's performance against its peers in the one, three and five year pre-tax investment performance categories. The portfolios' performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager's absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers.

o Relative performance of a portfolio's performance against the pre-determined indices for the product strategy against which a portfolio's performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to the fund's benchmark index.

o Performance of a portfolio measured through attribution analysis models which analyses the portfolio manager's contribution from both an asset allocation or sector allocation perspective and security selection perspective. This factor evaluates how the investment professional performs in linking performance with the client's investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.

Qualitative factors:

o Ability to work well with other members of the investment professional team and mentor junior members.

o Contributions to the organizational overall success with new product strategies.

o Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance

SVS Index 500 Portfolio

As of December 31, 2004, compensation for Northern Trust Investments' index portfolio managers is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. The annual incentive award is discretionary and is based on the overall financial performance of The Northern Trust Company, the overall performance of the investment management unit plus a qualitative evaluation of each portfolio manager's performance and contribution to his or her respective team. For the portfolio managers, the variable incentive award is not based on performance of the Portfolios or the amount of assets held in the Portfolios. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

SVS INVESCO Dynamic Growth Portfolio

AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good  sustained  fund  performance.  AIM  evaluates  competitive  market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

Base salary. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

Annual bonus. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

Equity-based compensation. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Participation in group insurance programs. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

Participation in deferred compensation plan. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

SVS  Janus  Growth  And  Income  Portfolio  and SVS Janus  Growth  Opportunities
Portfolio

The following describes the structure and method of calculating the portfolio manager's compensation as of January 1, 2005.


The portfolio manager is compensated by Janus Capital for managing a Portfolio and any other funds, portfolios or accounts managed by the portfolio manager (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.


Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure and long-term performance as a portfolio manager.

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. restricted stock, stock options and a cash deferred award aligned with Janus fund shares). Variable compensation is structured to pay the portfolio manager primarily on individual performance, with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

The portfolio manager's individual performance compensation is determined by applying a multiplier tied to the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three year results. The multiplier is applied against the portfolio manager's fixed compensation. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain rank in their Lipper peer performance groups in each of three, four, or five consecutive years. The portfolio manager's compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance, and the portfolio manager will not be eligible to earn any individual performance compensation if the Managed Funds' performance does not meet or exceed a certain ranking in their Lipper peer performance group.

The portfolio manager is also eligible to participate with other Janus equity portfolio managers in a team performance compensation pool which is derived from a formula tied to the team's aggregate asset-weighted Lipper peer group performance ranking for the one-year performance period. Such compensation is then allocated among eligible individual equity portfolio managers at the discretion of Janus Capital. No team performance compensation is paid to any equity portfolio manager if the aggregate asset-weighted team performance for the one-year period does not meet or exceed a certain rank in the relevant Lipper peer group.


The portfolio manager may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with the Janus Executive Income Deferral Program.


The Portfolios' Lipper peer group for compensation purposes is the Large-Cap Growth Funds.

SVS MFS Strategic Value Portfolio

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary - Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

Performance Bonus - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60 %) and less weight given to the latter.


The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Portfolio and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).


The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

SVS Oak Strategic Equity Portfolio

James D. Oelschlager owns 99% of Oak Associates, ltd. As a result, Mr. Oelschlager earns 99% of the net profits from Oak Associates, ltd.

SVS Turner Mid Cap Growth

Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity ownership and equity owners share the firm's profits. Most of the members of the Investment Team and all Portfolio Managers are equity owners of Turner. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation. The CIO is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.


Portfolio Ownership of Portfolio Managers. The following table shows the dollar range of shares owned beneficially and of record by each member of the Portfolios' management team in the applicable Portfolio, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Portfolios' most recent fiscal year end.


                                                     Name of                     Dollar Range of
Name of Portfolio                               Portfolio Manager             Portfolio Shares Owned
-----------------                               -----------------             ----------------------

Mercury Large Cap Core                          Robert Doll                             $0

Templeton Foreign Value                         Antonio Docal                           $0

Davis Venture Value                             Christopher C. Davis                    $0
                                                Kenneth Charles Feinberg                $0


Dreman Financial Services                       David N. Dreman                         $0
                                                F. James Hutchinson                     $0

Dreman High Return Equity                       David N. Dreman                         $0
                                                F. James Hutchinson                     $0

Dreman Small Cap Value                          David N. Dreman                         $0
                                                Nelson Woodward                         $0


Index 500                                       James B. Francis(1)                     $0

INVESCO Dynamic Growth                          Paul J. Rasplicka                       $0

Janus Growth And Income                         Minyoung Sohn                           $0

Janus Growth Opportunities                      Marc Pinto                              $0
MFS Strategic Value                             Kenneth J. Enright                      $0
                                                Alan T. Langsner                        $0

Oak Strategic Equity                            James D. Oelschlager                    $0

                                       67

                                                     Name of                     Dollar Range of
Name of Portfolio                               Portfolio Manager             Portfolio Shares Owned
-----------------                               -----------------             ----------------------

Turner Mid Cap Growth                           Christopher K. McHugh                   $0
                                                William C. McVail                       $0
                                                Robert E. Turner                        $0

(1) James B. Francis joined Northern Trust Investments in February 2005, therefore, the information provided is as of February 28, 2005.

Although the portfolio managers do not have an investment in the portfolios, the portfolio managers may have an investment in the retail fund that has the same investment strategy.




Conflicts of Interest. In addition to managing the assets of the Portfolios, the portfolio managers may have responsibility for managing other client accounts of the applicable subadvisor. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than a portfolio, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Portfolios' most recent fiscal year end.


Other SEC Registered Investment Companies Managed:

                                                                                                 Number of
                                                                                                 Investment
                                                            Number of                             Company           Total Assets of
                                                            Registered     Total Assets of     Accounts with       Performance-Based
                                                            Investment        Registered       Performance-Based      Fee
Name of Portfolio             Name of Portfolio Manager     Companies    Investment Companies       Fee             Accounts
-----------------             -------------------------     ---------    --------------------       ---             --------

Mercury Large Cap Core            Robert Doll                   13             $5,563,699,164        0                  $0

Templeton Foreign Value           Antonio Docal                 3                $255,000,000        0                  $0

Davis Venture Value               Christopher C. Davis          23            $42,000,000,000        0                  $0
                                  Kenneth Charles               21            $42,000,000,000        0                  $0
                                  Feinberg

Dreman Financial Services         David N. Dreman               3              $1,500,000,000        0                  $0
                                  F. James Hutchinson           1              $1,400,000,000        0                  $0

Dreman High Return Equity         David N. Dreman               3              $1,500,000,000        0                  $0
                                  F. James Hutchinson           1              $1,400,000,000        0                  $0

Dreman Small Cap Value            David N. Dreman               3              $1,500,000,000        0                  $0
                                  Nelson Woodward               1              $1,400,000,000        0                  $0


                                       68

                                                                                                 Number of
                                                                                                 Investment
                                                            Number of                             Company           Total Assets of
                                                            Registered     Total Assets of     Accounts with       Performance-Based
                                                            Investment        Registered       Performance-Based      Fee
Name of Portfolio             Name of Portfolio Manager     Companies    Investment Companies       Fee             Accounts
-----------------             -------------------------     ---------    --------------------       ---             --------

Index 500                         James B. Francis(1)         17(2)            $11,699,201(2)        0                  $0

INVESCO Dynamic Growth            Paul J. Rasplicka             6              $4,383,745,903        0                  $0

Janus Growth And Income           Minyoung Sohn                 4              $6,163,038,305        0                  $0

Janus Growth Opportunities        Marc Pinto                    6              $1,067,437,035        0                  $0

MFS Strategic Value               Kenneth J. Enright            18         $26,167,794,067(3)        0                  $0
                                  Alan T. Langsner              18         $26,167,794,067(3)        0                  $0

Oak Strategic Equity              James D. Oelschlager          10             $2,390,183,456        0                  $0

Turner Mid Cap Growth             Christopher K. McHugh         20             $2,404,000,000        1            $591,000
                                  William C. McVail             19             $2,802,000,000        1            $591,000
                                  Robert E. Turner              38             $5,898,000,000        1            $591,000

(1) James B. Francis joined Northern Trust Investments in February 2005, therefore, the information provided is as of February 28, 2005.

(2)      Includes SVS Index 500 Portfolio.

(3)      Includes SVS MFS Strategic Value Portfolio.


Other Pooled Investment Vehicles Managed:

                                                                                                Number of
                                                                                                 Pooled
                                                                                               Investment
                                                             Number of     Total Assets of       Vehicle
                                                               Pooled          Pooled         Accounts with      Total Assets of
                                                             Investment      Investment      Performance-Based  Performance-Based
Name of Portfolio              Name of Portfolio Manager      Vehicles        Vehicles             Fee            Fee Accounts
-----------------              -------------------------      --------        --------             ---            ------------

Mercury Large Cap Core             Robert Doll                   3             $794,620,067         0                $0

Templeton Foreign Value            Antonio Docal                 17          $1,694,000,000         0                $0





                                       69

                                                                                                Number of
                                                                                                 Pooled
                                                                                               Investment
                                                             Number of     Total Assets of       Vehicle
                                                               Pooled          Pooled         Accounts with      Total Assets of
                                                             Investment      Investment      Performance-Based  Performance-Based
Name of Portfolio              Name of Portfolio Manager      Vehicles        Vehicles             Fee            Fee Accounts
-----------------              -------------------------      --------        --------             ---            ------------

Davis Venture Value                Christopher C. Davis          6             $717,000,000         0                $0
                                   Kenneth Charles               6             $717,000,000         0                $0
                                   Feinberg

Dreman Financial Services          David N. Dreman               2              $46,000,000         0                $0
                                   F. James Hutchinson           0                       $0         0                $0

Dreman High Return Equity          David N. Dreman               2              $46,000,000         0                $0
                                   F. James Hutchinson           0                       $0         0                $0

Dreman Small Cap Value             David N. Dreman               2              $46,000,000         0                $0
                                   Nelson Woodward               2              $46,000,000         0                $0

Index 500                          James B. Francis(1)           35             $80,874,615         0                $0

INVESCO Dynamic Growth             Paul J. Rasplicka             0                       $0         0                $0

Janus Growth And Income            Minyoung Sohn                 0                       $0         0                $0

Janus Growth Opportunities         Marc Pinto                    2              $89,852,169         0                $0

MFS Strategic Value                Kenneth J. Enright            0                       $0         0                $0
                                   Alan T. Langsner              0                       $0         0                $0

Oak Strategic Equity               James D. Oelschlager          0                       $0         0                $0

Turner Mid Cap Growth              Christopher K. McHugh         3              $54,000,000         0                $0
                                   William C. McVail             2              $54,000,000         0                $0
                                   Robert E. Turner              4              $54,000,000         0                $0


(1) James B. Francis joined Northern Trust Investments in February 2005, therefore, the information provided is as of February 28, 2005.


                                       70

Other Accounts Managed:

                                                                                                 Number of
                                                                                              Other Accounts
                                                             Number of                             with           Total Assets of
                                                               Other       Total Assets of    Performance-Based  Performance-Based
Name of Portfolio              Name of Portfolio Manager      Accounts      Other Accounts          Fee            Fee Accounts
-----------------              -------------------------      --------      --------------          ---            ------------

Mercury Large Cap Core             Robert Doll                       2         $134,765,032          0                      $0

Templeton Foreign Value            Antonio Docal                    10       $1,729,000,000          0                      $0

Davis Venture Value                Christopher C. Davis         30,000       $8,600,000,000          0                      $0
                                   Kenneth Charles Feinberg     30,000       $8,600,000,000          0                      $0

Dreman Financial Services          David N. Dreman                  99       $2,200,000,000          0                      $0
                                   F. James Hutchinson               0                   $0          0                      $0

Dreman High Return Equity          David N. Dreman                  99       $2,200,000,000          0                      $0
                                   F. James Hutchinson               0                   $0          0                      $0

Dreman Small Cap Value             David N. Dreman                  99       $2,200,000,000          0                      $0
                                   Nelson Woodward                  99       $2,200,000,000          0                      $0

Index 500                          James B. Francis(1)              82          $48,254,937          0                      $0

INVESCO Dynamic Growth             Paul J. Rasplicka                 0                   $0          0                      $0

Janus Growth And Income            Minyoung Sohn                     0                   $0          0                      $0

Janus Growth Opportunities         Marc Pinto                       30         $666,052,150          2            $251,336,722

MFS Strategic Value                Kenneth J. Enright                0                   $0          0                      $0
                                   Alan T. Langsner                  0                   $0          0                      $0

Oak Strategic Equity               James D. Oelschlager              0                   $0          0                      $0

Turner Mid Cap Growth              Christopher K. McHugh            64       $3,345,000,000          1              $6,000,000
                                   William C. McVail                68       $3,471,000,000          1              $6,000,000
                                   Robert E. Turner                 71       $4,736,000,000          3             $29,000,000

(1) James B. Francis joined Northern Trust Investments in February 2005, therefore, the information provided is as of February 28, 2005.

Potential Conflicts of Interest for Subadvised Portfolios' Managers.


Scudder Mercury Large Cap Core Portfolio

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-today portfolio management responsibilities with respect to more than one fund or account, including the following:


Certain investments may be appropriate for the Portfolio and also for other clients advised by Fund Asset Management, L.P. (FAM) and its affiliates, including other client accounts managed by the Portfolio's management team. Investment decisions for the Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of FAM and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Portfolio may differ from the results achieved by other clients of FAM and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by FAM to be equitable to each. FAM will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Portfolio. Purchase and sale orders for the Portfolio may be combined with those of other clients of FAM and its affiliates in the interest of achieving the most favorable net results to the Portfolio.


To  the   extent   that   the   Portfolio's   portfolio   management   team  has
responsibilities for managing accounts in addition to the Portfolio, a portfolio manager will need to divide his time and attention among relevant accounts.


In some cases, a real, potential or apparent conflict may also arise where: (i) FAM may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages; or (ii) where a member of the Portfolio's management team owns an interest in one fund or account he or she manages and not another.


Scudder Templeton Foreign Value Portfolio

The management of multiple funds and accounts may also give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Templeton Investment Counsel LLC seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as investing primarily in value-oriented equity securities of companies located outside the US Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Portfolio. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

A portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Portfolio. Securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Finally, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Franklin Templeton Investments seeks to manage such potential conflicts by having adopted procedures, approved by the fund boards, intended to provide a fair allocation of buy and sell opportunities among the Funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest; there is no assurance that a fund's code of ethics will adequately address such conflicts.

Franklin Templeton Investments has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Scudder Davis Venture Value Portfolio

Potential conflicts of interest actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and /or other accounts are presented with the following potential conflicts:

o The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis Advisors seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

o If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis Advisors has adopted procedures for allocating portfolio transactions across multiple accounts.

o With respect to securities transactions for the portfolios, Davis Advisors determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which Davis Advisors other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis Advisors may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis Advisors may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

o Finally, substantial investment of Davis Advisor or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis Advisors has adopted policies and procedures intended to ensure that all clients are treated fairly overtime. Davis Advisors does not receive an incentive based fee on any account.


SVS Dreman Financial Services Portfolio, SVS Dreman High Return Equity Portfolio and SVS Dreman Small Cap Value Portfolio


The subadvisor manages clients' accounts using a contrarian value investment strategy. For both its large capitalization and small capitalization strategies the subadvisor utilizes a model portfolio and rebalances clients accounts whenever changes are made to the model portfolio. In addition the subadvisor aggregates its trades and allocates the trades to all clients accounts in an equitable manner. The subadvisor strongly believes aggregating its orders protect all clients from being disadvantaged by price or time execution. The model portfolio approach and the trade aggregation policy of the subadvisor mitigates potential or apparent conflicts of interest that could arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. The subadvisor does not receive any performance-based fees from any of its accounts with the exception of a hedge fund that is managed by an affiliated firm. However the hedge funds are treated like any other client account and trades done for the fund are generally aggregated with trades done for its regular client accounts.

The subadvisor's investment professional are compensated in the same manner for all client accounts irrespective of the type of account.

SVS Index 500 Portfolio

Northern Trust Investments' portfolio managers are often responsible for managing portfolios of registered investment companies, as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement with NTI. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible, due to varying investment restrictions among accounts or other reasons, that certain investments could be made for some accounts and not others or conflicting investment positions could be taken among accounts. NTI has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, NTI and the Portfolios have adopted policies limiting the circumstances under which cross-trades may be effected between a Portfolio and another client account. NTI conducts periodic reviews of trades for consistency with these policies.

SVS INVESCO Dynamic Growth Portfolio

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple Funds and /or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, AIM and the funds have adopted procedures for allocating portfolio transactions across multiple accounts.

With respect to securities transactions for the Portfolio, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for the Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Portfolio or other account(s) involved.

Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

AIM has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

SVS  Janus  Growth  And  Income  Portfolio  and SVS Janus  Growth  Opportunities
Portfolio

As shown in the accompanying table, the portfolio manager may manage other accounts with investment strategies similar to the Portfolio. Fees may vary among these accounts and the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Portfolio. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, these risks may be mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager may be generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.

SVS MFS Strategic Value Portfolio

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Portfolio and other accounts and has adopted policies and procedures designed to address such potential conflicts.


In certain instances there may be securities which are suitable for the Portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Portfolio and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.


When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio's ability to participate in volume transactions will produce better executions for the Portfolio.

MFS does not receive a performance fee for its management of the Portfolio. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio -- for instance, those that pay a higher advisory fee and/or have a performance fee.

SVS Oak Strategic Equity Portfolio

The subadvisor does not believe that there are potential material conflicts of interest that would arise because James D. Oelschlager puts his own assets in the same areas he puts his clients' assets while adhering to the Code of Ethics of Oak Associates ltd.

SVS Turner Mid Cap Growth

As is typical for many money managers, potential conflicts of interest may arise related to Turner's management of accounts including the Portfolio where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner's Form ADV, Part II for a description of some of its policies and procedures in this regard.

                                   DISTRIBUTOR

Scudder Distributors, Inc. ("SDI" or the "Distributor"), 222 South Riverside Plaza, Chicago, Illinois 60606, a wholly owned subsidiary of DeIM, is the distributor and principal underwriter for shares of each Portfolio pursuant to an Underwriting Agreement in the continuous offering of its shares. Terms of continuation, termination and assignment under the underwriting agreement are identical to those described above with regard to the investment management agreements, except that termination other than upon assignment requires sixty days' notice.

Each Portfolio has adopted a distribution plan under Rule 12b-1 (the "Plan") that provides for fees payable as an expense of the Class B shares. Under the plan, the Fund may make quarterly payments as reimbursement to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of .25% of the average daily net assets of Class B shares during that quarterly period. The fee is payable by the Fund, on behalf of each Portfolio, of up to 0.25% of the average daily net assets attributable to the Class B shares of a Portfolio. Because 12b-1 fees are paid out of Portfolio assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. The Plan and any Rule 12b-1-related agreement that is entered into by the Fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Fund's Board of Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund or a Portfolio ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement, may be terminated as to Class B shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B shares of that Portfolio or by vote of a majority of the Independent Trustees. The Plan and Underwriting Agreement also provide that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares of a Portfolio without the approval of Class B shareholders of that Portfolio.

For the fiscal year 2004, the distribution fees paid were as follows:

                                                       Total Aggregated
                                                           Fee for                                   Unpaid at December
Portfolio                                                Fiscal 2004             Fees Waived               31, 2004
---------                                                -----------             -----------               -------

Scudder Aggressive Growth Portfolio                         $12,985                    $0                     $1,331
Scudder Blue Chip Portfolio                                 $67,530                    $0                     $7,396
Scudder Fixed Income Portfolio                             $175,814                  $604                    $16,456
Scudder Global Blue Chip Portfolio                          $23,461                    $0                     $2,556
Scudder Government & Agency Securities Portfolio           $112,953                    $0                    $10,300
Scudder High Income Portfolio                              $116,895                    $0                     $3,276
Scudder International Select Equity Portfolio               $78,650                    $0                     $9,313
Scudder Large Cap Value Portfolio                           $81,071                    $0                     $8,287
Scudder Money Market Portfolio                             $157,184                    $0                    $11,738
Scudder Small Cap Growth Portfolio                          $55,527                    $0                     $5,777
Scudder Strategic Income Portfolio                          $39,636                    $0                     $3,876
Scudder Technology Growth Portfolio                         $34,701                    $0                     $3,348
Scudder Total Return Portfolio                              $66,432                    $0                     $6,595
Scudder Mercury Large Cap Core Portfolio                       $229                  $229                         $0
Scudder Templeton Foreign Value Portfolio                      $846                  $743                         $0
SVS Davis Venture Value Portfolio                          $121,863                    $0                    $13,276
SVS Dreman Financial Services Portfolio                     $34,738                    $0                     $3,504
SVS Dreman High Return Equity Portfolio                    $230,719                    $0                    $23,607
SVS Dreman Small Cap Value Portfolio                       $128,313                    $0                    $13,939
SVS Index 500 Portfolio                                    $128,429                    $0                    $14,996
SVS INVESCO Dynamic Growth Portfolio                        $14,375                    $0                     $1,359
SVS Janus Growth And Income Portfolio                       $53,141                    $0                     $5,521
SVS Janus Growth Opportunities Portfolio                    $17,186                    $0                     $1,709
SVS MFS Strategic Value Portfolio                           $59,488                    $0                         $0
SVS Oak Strategic Equity Portfolio                          $42,282                    $0                     $4,373
SVS Turner Mid Cap Growth Portfolio                         $46,764                    $0                     $4,752


In addition, SDI may, from time to time, from its own resources pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.

                             FUND SERVICE PROVIDERS

Transfer Agent

Scudder Investments Service Company ("SISC"), 811 Main Street, Kansas City, Missouri 64105-2005, an affiliate of the Advisor, acts as each Portfolio's transfer agent, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Portfolios.

Recordkeeping

Technically,   the   shareholders   of  the  Portfolios  of  the  Fund  are  the
Participating Insurance Companies that offer the Portfolios as investment options for holders of certain variable annuity contracts and variable life insurance policies. Effectively, ownership of Portfolio shares is passed through to insurance company contract and policy holders. The holders of the shares of the Portfolios on the records of the Fund are the Participating Insurance Companies and no information concerning the Portfolio holdings of specific contract and policy holders is maintained by the Fund. The insurance companies place orders for the purchase and redemption of Portfolio shares with the Fund reflecting the investment of premiums paid, surrender and transfer requests and other matters on a net basis; they maintain all records of the transactions and holdings of Portfolio shares and distributions thereon for individual contract and policy holders; and they prepare and mail to contract and policy holders confirmations and periodic account statements reflecting such transactions and holdings.

The Portfolios of the Fund may compensate certain insurance companies for record keeping and other administrative services performed with regard to holdings of Class B Portfolio shares as an expense of the Class B shares. These fees are included within the "Other Expenses" category in the fee table for each portfolio in the Class B Shares Prospectus (see "How Much Investors Pay" in a Portfolio's prospectus). In addition, the Advisor may, from time to time, pay from its own resources certain insurance companies for record keeping and other administrative services related to Class A and Class B shares of the Portfolios held by such insurance companies on behalf of their contract and policy holders.

Custodian

State Street, 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of each Portfolio (other than the Scudder International Select Equity Portfolio and Scudder Global Blue Chip Portfolio). Brown Brothers Harriman & Co., as custodian, has custody of all securities and cash of Scudder International Select Equity Portfolio and Scudder Global Blue Chip Portfolio. Each custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by those Portfolios.

Independent Registered Public Accounting Firm

The Fund's independent registered public accounting firm, Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116 audit and report on the Portfolios' annual financial statements, review certain regulatory reports and the Portfolios' federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Counsel


Vedder, Price, Kaufman & Kammholz, P.C., 222 N. LaSalle St., Chicago, Illinois, serves as legal counsel to the Fund and its Independent Trustees.


Fund Accounting Agent

Scudder Fund Accounting Corp. ("SFAC"), Two International Place, Boston, Massachusetts, 02210-4103, a subsidiary of DeIM, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of each Portfolio. SFAC receives no fee for its services to each Portfolio, other than the Portfolios noted below. However, subject to Board approval, at some time in the future, SFAC may seek payment for its services to other Portfolios under its agreement with such Portfolios.

For the fiscal years ended December 31, 2004, 2003 and 2002, respectively, SFAC received the following fees for its services for the following Portfolios:

                                                                               Unpaid at
                                                                             December 31,
Portfolio                                         Fiscal 2004     Waived         2004        Fiscal 2003    Fiscal 2002
---------                                         -----------     ------         ----        -----------    -----------

Scudder Aggressive Growth Portfolio                $72,186           $0        $15,331        $40,010           $6,114
Scudder Global Blue Chip Portfolio                $100,052           $0        $21,687        $61,017          $52,678
Scudder Technology Growth Portfolio                $71,164           $0        $19,519        $67,604          $46,465
Scudder Mercury Large Cap Core Portfolio(1)         $4,692       $4,692             $0            n/a              n/a
Scudder Templeton Foreign Value Portfolio(1)        $8,188       $8,188             $0            n/a              n/a
SVS Davis Venture Value Portfolio                  $88,473           $0        $20,793        $55,063          $46,548
SVS Dreman Financial Services Portfolio            $59,176           $0        $13,557        $46,761          $42,577
SVS Dreman High Return Equity Portfolio           $133,714           $0        $30,357        $83,669          $95,203
SVS Index 500 Portfolio                           $137,196           $0        $42,099       $170,616          $96,904
SVS INVESCO Dynamic Growth Portfolio               $98,193           $0        $24,100        $55,989          $18,190
SVS Janus Growth And Income Portfolio              $73,094           $0        $18,002        $77,682          $76,303
SVS Janus Growth Opportunities Portfolio           $64,004           $0        $14,898        $48,173          $39,556
SVS MFS Strategic Value Portfolio                  $84,107           $0             $0        $36,987          $24,898
SVS Oak Strategic Equity Portfolio                 $58,218           $0        $13,091        $37,800           $6,453
SVS Turner Mid Cap Growth Portfolio                $99,561           $0        $21,798        $55,282          $48,267

(1) Commenced operations on November 15, 2004.

Pursuant to a sub-administration and sub-accounting agreement among the Advisor, SFAC and State Street Bank and Trust Company ("SSB"), SFAC has delegated certain fund accounting functions to SSB under the each Portfolio's fund accounting agreements. The costs and expenses of such delegation are borne by SFAC, not by the Portfolios.

                            PURCHASE AND REDEMPTIONS

Portfolio shares are sold at their net asset value next determined after an order and payment are received as described below. (See "Net Asset Value.")

Upon receipt by a Portfolio's transfer agent of a request for redemption, shares will be redeemed by the Fund, on behalf of a particular Portfolio, at the applicable net asset value as described below.

Market timing -- the frequent trading of portfolio shares designed to take advantage of short-term market movements -- can harm a Portfolio and its shareholders. The Portfolios and their agents may reject or limit purchase orders when there appears to be a pattern of market timing or other frequent purchases and sales. Because the Portfolios' shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, a portfolio generally has little or no access to the records of individual contract holders. The Portfolios are dependent on the ability of these separate accounts to limit market timing and excessive trading of portfolio shares. The Portfolios are working with separate accounts to assess and improve controls against inappropriate trading. There can be no assurance that market timing in the Portfolios' shares will not occur. The Fund, on behalf of a particular Portfolio, may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange ("Exchange") is closed, other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Portfolio's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Portfolio to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

                       DIVIDENDS, CAPITAL GAINS AND TAXES

Scudder Money Market Portfolio. The net asset value per share of the Scudder Money Market Portfolio is determined as of the earlier of 4:00 p.m. Eastern time or the close of the Exchange on each day the Exchange is open for trading, except that the net asset value will not be computed on a day in which no orders to purchase shares were received or no shares were tendered for redemption. The net asset value per share is determined by dividing the total assets of the Portfolio minus its liabilities by the total number of its shares outstanding. The net asset value per share of the Scudder

Money Market Portfolio is ordinarily $1.00 calculated at amortized cost in accordance with Rule 2a-7 under the 1940 Act. While this rule provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would have received if all its investments were sold. Under the direction of the Board of Trustees, certain procedures have been adopted to monitor and stabilize the price per share for the Portfolio. Calculations are made to compare the value of its investments valued at amortized cost with market-based values. Market-based values will be obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments or government securities published by reputable sources. In the event that a deviation of 1/2 of 1% or more exists between the Portfolio's $1.00 per share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market-based quotations, or if there is any other deviation that the Board of Trustees believes would result in a material dilution to shareholders or purchasers, the Board of Trustees will promptly consider what action, if any, should be initiated. In order to value its investments at amortized cost, the Scudder Money Market Portfolio purchases only securities with a maturity of one year or less and maintains a dollar-weighted average portfolio maturity of 90 days or less. In addition, the Scudder Money Market Portfolio limits its portfolio investments to securities that meet the quality and diversification requirements of Rule 2a-7.

Dividends for Scudder Money Market Portfolio. Scudder Money Market Portfolio's net investment income is declared as a dividend daily and paid monthly in additional shares. If a shareholder withdraws its entire account, all dividends accrued to the time of withdrawal will be paid at that time.

Dividends for All Portfolios Except Scudder Money Market Portfolio. The Fund normally follows the practice of declaring and distributing substantially all the net investment income and any net short-term and long-term capital gains of these Portfolios at least annually.

The Fund may at any time vary the dividend practices with respect to a Portfolio and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Trustees of the Fund determines appropriate under the then current circumstances.

Taxes. Each Portfolio intends to qualify as a regulated investment company under subchapter M of the Internal Revenue Code ("Code") in order to avoid taxation of the Portfolio and its shareholders.

Pursuant to the requirements of Section 817(h) of the Code, with certain limited exceptions, the only shareholders of the Portfolios will be insurance companies and their separate accounts that fund variable insurance contracts. The prospectus that describes a particular variable insurance contract discusses the taxation of separate accounts and the owner of the particular variable insurance contract.

Each Portfolio intends to comply with the requirements of Section 817(h) and related regulations. Section 817(h) of the Code and the regulations issued by the Treasury Department impose certain diversification requirements affecting the securities in which the Portfolios may invest. These diversification requirements are in addition to the diversification requirements under subchapter M and the 1940 Act. The consequences of failure to meet the requirements of Section 817(h) could result in taxation of the insurance company offering the variable insurance contract and immediate taxation of the owner of the contract to the extent of appreciation on investment under the contract.

The preceding is a brief summary of certain of the relevant tax considerations. The summary is not intended as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisors.

                                 NET ASSET VALUE

For all Portfolios (other than the Scudder Money Market Portfolio). The net asset value of shares of each Portfolio is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of each Portfolio attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of each Portfolio because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities not addressed above are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the market to market price, or if not available, at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago
Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board-approved procedures does not represent the fair market value of a portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of a portfolio's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by a Portfolio in the Fund is determined in a manner which is intended to reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the portfolio's Board and overseen by the portfolio's Pricing Committee.

For Money Market Portfolio. The net asset value of shares of the Portfolio is calculated at 4:00 p.m. Eastern time or the close of business on each day the New York Stock Exchange (the "Exchange") is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

The Money Market Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of the Portfolio's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and the Portfolio's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Fund believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a the Portfolio's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Portfolio's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Portfolio's net asset value also may be processed on a confirmed basis in accordance with the procedures established by SDI.

                              TRUSTEES AND OFFICERS

The following table presents certain information regarding the Trustees and Officers of Scudder Variable Series II as of May 1, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing such Trustee and until the election and qualification of a successor or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the Fund.

Independent Trustees

------------------------------------------------------------------------------------------------------------------------
Name, Year of Birth,                                                                                   Number of Funds
Position(s) Held with the Fund Principal Occupation(s) During Past 5 Years and                         in Fund Complex
and Length of Time Served(1)   Other Directorships Held                                                Overseen
------------------------------------------------------------------------------------------------------------------------
Shirley D. Peterson (1941)     Retired; formerly, President, Hood College (1995-2000); prior                  76
Chairperson since 2004,        thereto, Partner, Steptoe & Johnson (law firm); Commissioner,
and Trustee, 1995-present      Internal Revenue Service; Assistant Attorney General (Tax), US
                               Department of Justice. Directorships:  Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel
                               production); Goodyear Tire & Rubber Co. (April 2004-present);
                               Champion Enterprises, Inc. (manufactured home building); Wolverine
                               World Wide, Inc. (designer, manufacturer and marketer of footwear)
                               (April 2005-present); Trustee, Bryn Mawr College. Former
                               Directorship:  Bethlehem Steel Corp.
------------------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)      Retired; formerly, Executive Vice President and Chief Risk Management          76
Trustee, 1999-present          Officer, First Chicago NBD Corporation/The First National Bank of
                               Chicago (1996-1998); Executive Vice President and Head of
                               International Banking (1995-1996). Directorships:  First Oak Brook
                               Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric
                               (utility company)
------------------------------------------------------------------------------------------------------------------------



                                       81

------------------------------------------------------------------------------------------------------------------------
Name, Year of Birth,                                                                                   Number of Funds
Position(s) Held with the Fund Principal Occupation(s) During Past 5 Years and                         in Fund Complex
and Length of Time Served(1)   Other Directorships Held                                                Overseen
------------------------------------------------------------------------------------------------------------------------
Lewis A. Burnham (1933)        Retired; formerly, Director of Management Consulting, McNulty &                76
Trustee, 1977-present          Company; (1990-1998); prior thereto, Executive Vice President, Anchor
                               Glass Container Corporation
------------------------------------------------------------------------------------------------------------------------
Donald L. Dunaway (1937)       Retired; formerly, Executive Vice President, A. O. Smith Corporation           76
Trustee, 1980-present          (diversified manufacturer) (1963-1994)
------------------------------------------------------------------------------------------------------------------------
James R. Edgar (1946)          Distinguished Fellow, University of Illinois, Institute of Government          76
Trustee, 1999-present          and Public Affairs (1999-present); formerly, Governor, State of
                               Illinois (1991-1999). Directorships:  Kemper Insurance Companies;
                               John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.;
                               Youbet.com (online wagering platform); Alberto-Culver Company
                               (manufactures, distributes and markets health and beauty care products)
------------------------------------------------------------------------------------------------------------------------
Paul K. Freeman (1950)         President, Cook Street Holdings (consulting); Senior Visiting                  76
Trustee, 2002-present          Research Scholar, Graduate School of International Studies,
                               University of Denver; Consultant, World Bank/Inter-American
                               Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer,
                               The Eric Group, Inc. (environmental insurance) (1986-1998)
------------------------------------------------------------------------------------------------------------------------
Robert B. Hoffman (1936)       Retired; formerly, Chairman, Harnischfeger Industries, Inc.                    76
Trustee, 1981-present          (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company
                               (agricultural, pharmaceutical and nutritional/food products)
                               (1994-1999). Directorship:  RCP Advisors, LLC (a private equity investment advisory firm)
------------------------------------------------------------------------------------------------------------------------
William McClayton (1944)       Managing Director of Finance and Administration, DiamondCluster                76
Trustee, 2004-present          International, Inc. (global management consulting firm)
                               (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001).
                               Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of
                               Metropolitan Chicago
------------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)     President, Robert H. Wadsworth Associates, Inc. (consulting firm)              79
Trustee, 2004-present          (1983 to present).  Director, The Germany Fund, Inc. (since 1986),
                               The New Germany Fund, Inc. (since 1992), The Central Europe and
                               Russia Fund, Inc. (since 1990).  Formerly, Trustee of New York Board
                               Scudder Funds; President and Trustee, Trust for Investment Managers
                               (registered investment company) (1999-2002).  President, Investment
                               Company Administration, L.L.C. (1992*-2001); President, Treasurer and
                               Director, First Fund Distributors, Inc. (June 1990-January 2002);
                               Vice President, Professionally Managed Portfolios (May 1991-January
                               2002) and Advisors Series Trust (October 1996-January 2002)
                               (registered investment companies)

                               *     Inception date of the corporation which was the predecessor to the L.L.C.
------------------------------------------------------------------------------------------------------------------------
John G. Weithers (1933)        Retired; formerly, Chairman of the Board and Chief Executive Officer,          76
Trustee, 1993-present          Chicago Stock Exchange. Directorships:  Federal Life Insurance
                               Company; Chairman of the Members of the Corporation and Trustee,
                               DePaul University; formerly, International Federation of Stock
                               Exchanges; Records Management Systems
------------------------------------------------------------------------------------------------------------------------

                                       82

Interested Trustee and Officers(2)

------------------------------------------------------------------------------------------------------------------------
Name, Year of Birth,                                                                                   Number of Funds
Position(s) Held with the Fund Principal Occupation(s) During Past 5 Years and                         in Fund Complex
and Length of Time Served(1)   Other Directorships Held                                                Overseen
------------------------------------------------------------------------------------------------------------------------
William N. Shiebler(4) (1942) Vice Chairman, Deutsche Asset Management ("DeAM") and a member of             128
Trustee, 2004-present         the DeAM Global Executive Committee (since 2002); Vice Chairman of
                              Putnam Investments, Inc. (1999); Director and Senior Managing
                              Director of Putnam Investments, Inc. and President, Chief Executive
                              Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)
------------------------------------------------------------------------------------------------------------------------
Julian F. Sluyters(5) (1960)  Managing Director(3), Deutsche Asset Management (since May 2004);             n/a
President and Chief Executive President and Chief Executive Officer of The Germany Fund, Inc., The
Officer, 2004-present         New Germany Fund, Inc., The Central Europe and Russia Fund, Inc.,
                              The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High
                              Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004),
                              Scudder Global Commodities Stock Fund, Inc. (since July 2004);
                              President and Chief Executive Officer, UBS Fund Services
                              (2001-2003); Chief Administrative Officer (1998-2001) and Senior
                              Vice President and Director of Mutual Fund Operations (1991 to 1998)
                              UBS Global Asset Management
------------------------------------------------------------------------------------------------------------------------
Philip J. Collora (1945)      Director(3), Deutsche Asset Management                                        n/a
Vice President and Assistant
Secretary, 1986-present
------------------------------------------------------------------------------------------------------------------------
Kenneth Murphy(6) (1963)      Vice President, Deutsche Asset Management (2000-present); formerly,           n/a
Vice President, 2002-present  Director, John Hancock Signature Services (1992-2000)
------------------------------------------------------------------------------------------------------------------------
Paul H. Schubert(5) (1963)    Managing Director(3), Deutsche Asset Management (since July 2004);            n/a
Chief Financial Officer,      formerly, Executive Director, Head of Mutual Fund Services and
2004-present                  Treasurer for UBS Family of Funds (1998-2004); Vice President and
                              Director of Mutual Fund Finance at UBS Global Asset Management
                              (1994-1998)
------------------------------------------------------------------------------------------------------------------------
Charles A. Rizzo(6) (1957)    Managing Director(3), Deutsche Asset Management (since April 2004);           n/a
Treasurer, 2002-present       formerly, Director, Deutsche Asset Management (April 2000-March
                              2004); Vice President and Department Head, BT Alex. Brown
                              Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior
                              Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP)
                              (1993-1998)
------------------------------------------------------------------------------------------------------------------------
John Millette(6) (1962)       Director(3), Deutsche Asset Management                                        n/a
Secretary, 2001-present
------------------------------------------------------------------------------------------------------------------------
Lisa Hertz(5) (1970)          Vice President, Deutsche Asset Management                                     n/a
Assistant Secretary,
2003-present
------------------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch(7) (1954)    Consultant. Formerly, Managing Director, Deutsche Asset Management            n/a
Assistant Secretary,          (2002-2005); formerly, Director, Deutsche Asset Management
2002-present                  (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche
                              Bank Securities Inc.) (1998-1999); Assistant General Counsel, United
                              States Securities and Exchange Commission (1993-1998); Director,
                              Deutsche Global Funds Ltd. (2002-2004)
------------------------------------------------------------------------------------------------------------------------



                                       83

------------------------------------------------------------------------------------------------------------------------
Name, Year of Birth,                                                                                   Number of Funds
Position(s) Held with the Fund Principal Occupation(s) During Past 5 Years and                         in Fund Complex
and Length of Time Served(1)   Other Directorships Held                                                Overseen
------------------------------------------------------------------------------------------------------------------------
Caroline Pearson(6) (1962)    Managing Director(3), Deutsche Asset Management                               n/a
Assistant Secretary,
1998-present
------------------------------------------------------------------------------------------------------------------------
Kevin M. Gay(6) (1959)         Vice President, Deutsche Asset Management                                     n/a
Assistant Treasurer,
2004-present
------------------------------------------------------------------------------------------------------------------------
Salvatore Schiavone(6) (1965)  Director(3), Deutsche Asset Management                                        n/a
Assistant Treasurer,
2003-present
------------------------------------------------------------------------------------------------------------------------
Kathleen Sullivan D'Eramo(6)   Director(3), Deutsche Asset Management                                        n/a
(1957)
Assistant Treasurer,
2003-present
------------------------------------------------------------------------------------------------------------------------
Philip Gallo(5) (1962)         Managing Director(3), Deutsche Asset Management (2003-present);               n/a
Chief Compliance Officer,      formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)
2004-present
------------------------------------------------------------------------------------------------------------------------

(1) Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the Fund, managed by the Advisor. For the officers of the Fund, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

(2) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(3)      Executive title, not a board directorship.

(4)      Address:  280 Park Avenue, New York, New York 10017.

(5)      Address:  345 Park Avenue, New York, New York 10154.

(6)      Address: Two International Place, Boston, Massachusetts 02110.

(7)      Address: One South Street, Baltimore, Maryland 21202.

Officers' Role with Principal Underwriter:  Scudder Distributors, Inc.

Caroline Pearson:              Secretary
Philip J. Collora:             Assistant Secretary

Trustees' Responsibilities. The officers of the Fund manage its day-to-day operations under the direction of the Fund's Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. A majority of the Fund's Board members are not "interested persons" of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees' responsibilities.

Board Committees: The Board of Trustees oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit Committee: The Audit Committee, which consists entirely of Independent Trustees, makes recommendations regarding the selection of independent registered public accounting firms for the Fund, confers with the independent registered public accounting firm regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firms as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman, William McClayton and Lewis A. Burnham. The Audit Committee held eight meetings during calendar year 2004.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund's Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Lewis A. Burnham (Chair), James
R. Edgar, Shirley D. Peterson and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Trust. The Nominating and Governance Committee held six meetings during calendar year 2004.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Trustees, oversees the annual contract review process. The member of the Contract Review Committee are Paul K. Freeman (Chair), John W. Ballantine, Donald L. Dunaway and Robert B. Hoffman. The Contract Review Committee was established in November, 2004 and therefore held no meetings during calendar year 2004.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), William N. Shiebler, Donald L. Dunaway (alternate) and John
G. Weithers (alternate). During calendar year 2004, the Fund's Valuation Committee held two meetings for each Portfolio except as follows: Scudder Aggressive Growth Portfolio - three meetings; Scudder Global Blue Chip Portfolio
- six meetings; Scudder International Select Equity Portfolio - seven meetings; SVS Davis Venture Value Portfolio - three meetings; SVS INVESCO Dynamic Growth Portfolio - three meetings; SVS Janus Growth and Income Portfolio - three meetings; and SVS Turner Mid Cap Growth Portfolio - three meetings.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Fund, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), John W. Ballantine, Robert H. Wadsworth and John G. Weithers. The Equity Oversight Committee held four meetings during calendar year 2004.

Operations Committee: The Operations Committee oversees the operations of the Fund, such as reviewing each Fund's administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman, Robert H. Wadsworth and John G. Weithers. The Operations Committee held six meetings during calendar year 2004.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Funds, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and James R. Edgar. The Fixed-Income Oversight Committee held five meetings during calendar year 2004.

Remuneration. Each Independent Trustee receives a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Fund's investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services.

The Board of Trustees of the Fund established a deferred compensation plan for the Independent Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Trustee's share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from the fund complex during the calendar year 2004.


                                                              Pension or Retirement
                                                                Benefits Accrued        Total Compensation Paid to
          Name of                 Compensation from                as Part of                    Trustee
          Trustee             Scudder Variable Series II          Fund Expenses          from Fund Complex(4)(5)
          -------             --------------------------          -------------          -----------------------
John W. Ballantine                       $11,473                       $0                         $194,195
Lewis A. Burnham                         $12,758                       $0                         $217,840
Donald L. Dunaway(1)                     $10,974                       $0                         $212,925
James R. Edgar(2)                         $8,358                       $0                         $171,820
Paul K. Freeman                           $9,341                       $0                         $190,635
Robert B. Hoffman                        $10,578                       $0                         $185,550
William McClayton(3)                          $0                       $0                               $0
Shirley D. Peterson(6)                   $11,060                       $0                         $219,375
Robert H. Wadsworth(7)                        $0                       $0                         $171,000
John G. Weithers                          $8,630                       $0                         $173,260

(1) Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor.

(2) Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Governor Edgar are $48,207.


(3)      Mr. McClayton was appointed to the Chicago Board on December 30, 2004.

(4) For each Trustee, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 85 funds/portfolios. Each Trustee, except Mr. Wadsworth, currently serves on the boards of 26 trusts/corporations comprised of 76 funds/portfolios. Mr. Wadsworth currently serves on the boards of 27 DeAM trust/corporations comprised of 79 funds/portfolios.

(5) Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings of ad hoc committees of the Chicago Board in connection with the possible consolidation of the various Scudder Fund

         Boards. Such amounts totaled $10,170 for Mr. Burnham and Ms. Peterson. These meeting fees were borne by the Funds. In addition, the aggregate compensation reflects amounts paid to the Trustees for ad hoc committee meetings held with respect to legal and regulatory matters. These amounts totaled $11,865 for Messrs. Ballantine and Dunaway and $8,475 for Mr. Freeman and Ms. Peterson. These meeting fees were borne by the Advisor.

(6) Includes $27,470 in annual retainer fees received by Ms. Peterson as Chairperson of the Board.

(7) Mr. Wadsworth was appointed to the Chicago Board on December 30, 2004. He served as a member of the New York Board and the Germany Funds Board in 2004, for which he received the compensation indicated.

Mr. Freeman, prior to his service as Independent Trustee of the Fund, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members as Trustees of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. ("DeAM") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Trustee Fund Ownership. Under the Fund's Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years, an Independent Trustee will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow shares" in such funds) in the aggregate equal to at least one times the amount of the annual retainer received from such funds, with investments allocated to at least one money market, fixed-income and equity fund portfolio, where such an investment is suitable for the particular Independent Trustee's personal investment needs. Each interested Trustee is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Trustee's share ownership of the Fund and all funds in the fund complex overseen by each Trustee as of December 31, 2004.

                                                                        Aggregate Dollar Range of Securities
                                             Dollar Range of                        Owned in All
                                           Securities Owned in               Funds in the Fund Complex
Name of Trustee                       Scudder Variable Series II(1)             Overseen by Trustee
---------------                       -----------------------------             -------------------
John W. Ballantine                                None                             Over $100,000
Lewis A. Burnham                                  None                             Over $100,000
Donald L. Dunaway*                                None                             Over $100,000
James R. Edgar*                                   None                             Over $100,000
Paul K. Freeman**                                 None                             Over $100,000
Robert B. Hoffman                                 None                             Over $100,000
William McClayton***                              None                           $10,001 - $50,000
Shirley D. Peterson                               None                             Over $100,000
William N. Shiebler                               None                             Over $100,000
Robert H. Wadsworth***                            None                             Over $100,000
John G. Weithers                                  None                             Over $100,000

* The dollar range of shares shown includes shadow shares of certain Scudder funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Fund's Deferred Compensation Plan as more fully described above under "Remuneration."

**       Mr.  Freeman owned over $100,000 in other funds within the Scudder Fund
         Complex.

***      Newly appointed Trustees, as of December 30, 2004.

 (1)     Scudder Variable Series II, and each of its series:
         Scudder Aggressive Growth Portfolio
         Scudder Blue Chip Portfolio
         Scudder Large Cap Value Portfolio
         Scudder Fixed Income Portfolio
         Scudder Global Blue Chip Portfolio
         Scudder Government & Agency Securities Portfolio Scudder High Income Portfolio
         Scudder International Select Equity Portfolio Scudder Money Market Portfolio
         Scudder Small Cap Growth Portfolio
         Scudder Strategic Income Portfolio
         Scudder Technology Growth Portfolio
         Scudder Total Return Portfolio
         Scudder Mercury Large Cap Core Portfolio
         Scudder Templeton Foreign Value Portfolio
         SVS Davis Venture Value Portfolio
         SVS Dreman Financial Services Portfolio
         SVS Dreman High Return Equity Portfolio
         SVS Dreman Small Cap Value Portfolio
         SVS Index 500 Portfolio
         SVS INVESCO Dynamic Growth Portfolio
         SVS Janus Growth And Income Portfolio
         SVS Janus Growth Opportunities Portfolio
         SVS MFS Strategic Value Portfolio
         SVS Oak Strategic Equity Portfolio
         SVS Turner Mid Cap Growth Portfolio
         Scudder Conservative Income Strategy Portfolio Scudder Growth & Income Strategy Portfolio
         Scudder Growth Strategy Portfolio
         Scudder Income & Growth Strategy Portfolio

As of April 12, 2005, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.


To the best of the Fund's knowledge, as of April 12, 2005, no person owned of record or beneficially 5% or more of any class of any of the Portfolios' outstanding shares, except as noted below:


As of April 12, 2005, 3,167,978 shares in the aggregate or 60.76% of the outstanding shares of Scudder Variable Series II: SVS Aggressive Growth Portfolio, Class A were held in the name of Zurich Destinations Farmers SVSII, P.O. Box 19097, Greenville, SC 29602-9097 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 1,668,292 shares in the aggregate or 32.00% of the outstanding shares of Scudder Variable Series II: SVS Aggressive Growth Portfolio, Class A were held in the name of Allmerica Life, 440 Lincoln St, Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.


As of April 12, 2005, 504,549 shares in the aggregate or 83.58% of the outstanding shares of Scudder Variable Series II: Scudder Aggressive Growth, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.


As of April 12, 2005, 54,176 shares in the aggregate or 8.97% of the outstanding shares of Scudder Variable Series II: Scudder Aggressive Growth, Class B were held in the name of Travelers Insurance Company, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 41,620 shares in the aggregate or 6.89% of the outstanding shares of Scudder Variable Series II: Scudder Aggressive Growth, Class B were held in the name of Travelers Life & Annuity Company, 1 Cityplace, Hartford, CT 06103 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 11,404,280 shares in the aggregate or 55.01% of the outstanding shares of Scudder Variable Series II: Scudder Blue Chip Portfolio, Class A were held in the name of Zurich Destinations Farmers SVSII, P.O. Box 19097, Greenville, SC 29602-9097 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 7,440,019 shares in the aggregate or 35.89 % of the outstanding shares of Scudder Variable Series II: Scudder Blue Chip Portfolio, Class A were held in the name of Allmerica Life, 440 Lincoln St, Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.


As of April 12, 2005, 2,237,549 shares in the aggregate or 75.39% of the outstanding shares of Scudder Variable Series II: Scudder Blue Chip Portfolio, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.


As of April 12, 2005, 422,488 shares in the aggregate or 14.23% of the outstanding shares of Scudder Variable Series II: Scudder Blue Chip Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 Cityplace, Hartford, CT 06103 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 288,388 shares in the aggregate or 9.72% of the outstanding shares of Scudder Variable Series II: Scudder Blue Chip Portfolio, Class B were held in the name of Travelers Insurance Company, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 6,941,928 shares in the aggregate or 36.79% of the outstanding shares of Scudder Variable Series II: Scudder Fixed Income Portfolio, Class A were held in the name of Allmerica Life, 440 Lincoln St, Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 6,747,278 shares in the aggregate or 35.76% of the outstanding shares of Scudder Variable Series II: Scudder Fixed Income Portfolio, Class A were held in the name of Zurich Destinations Farmers SVSII, P.O. Box 19097, Greenville, SC 29602-9097 who may be deemed to be the beneficial owner of such shares.

As of  April  12,  2005,  1,569,746  shares  in the  aggregate  or  8.32% of the outstanding shares of Scudder Variable Series II: Scudder Fixed Income Portfolio, Class A were held in the name of State Street Bank & Trust Custodian, Adams Bldg 2 North Jpb2n, 1776 Heritage Dr., North Quincy MA 02171-2119 who may be deemed to be the beneficial owner of such shares.

As of  April  12,  2005,  1,069,009  shares  in the  aggregate  or  5.67% of the outstanding shares of Scudder Variable Series II: Scudder Fixed Income Portfolio, Class A were held in the name of Kemper Investors Life, 2500 Westfield Dr., Elgin, IL 60123-7836 who may be deemed to be the beneficial owner of such shares.


As of April 12, 2005, 6,353,824 shares in the aggregate, or 83.79% of the outstanding shares of Scudder Variable Series II: Scudder Fixed Income, Class B Portfolio were held in the name of The Manufacturers Life Ins. Co. (USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.


As of  April  12,  2005,  618,070  shares  in the  aggregate,  or  8.15%  of the outstanding shares of Scudder Variable Series II: Scudder Fixed Income Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 Cityplace, Hartford, CT 06103 who may be deemed to be the beneficial owner of such shares.

As of  April  12,  2005,  591,214  shares  in the  aggregate,  or  7.80%  of the outstanding shares of Scudder Variable Series II: Scudder Fixed Income Portfolio, Class B were held in the name of Travelers Insurance Company, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 3,154,889 shares in the aggregate or 58.35% of the outstanding shares of Scudder Variable Series II: Scudder Global Blue Chip Portfolio, Class A were held in the name of Zurich Destinations Farmers SVSII, P.O. Box 19097, Greenville, SC 29602-9097who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 2,155,084 shares in the aggregate or 39.86% of the outstanding shares of Scudder Variable Series II: Scudder Global Blue Chip Portfolio, Class A were held in the name of Allmerica Life, 440 Lincoln St, Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.


As of April 12, 2005, 827,137 shares in the aggregate or 72.04% of the outstanding shares of Scudder Variable Series II: Scudder Global Blue Chip Portfolio, Class B were held in the name of The Manufacturers Life Ins. Co.
(USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.


As of April 12, 2005, 166,643 shares in the aggregate or 14.51% of the outstanding shares of Scudder Variable Series II: Scudder Global Blue Chip Portfolio, Class B were held in the name of Travelers Insurance Company, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 151,429 shares in the aggregate or 13.19% of the outstanding shares of Scudder Variable Series II: Scudder Global Blue Chip Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 Cityplace, Hartford, CT 06103 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 9,441,522 shares in the aggregate or 41.69% of the outstanding shares of Scudder Variable Series II: Scudder Government & Agency Securities Portfolio, Class A were held in the name of Allmerica Life, 440 Lincoln St, Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 7,041,115 shares in the aggregate or 31.09% of the outstanding shares of Scudder Variable Series II: Scudder Government & Agency Securities Portfolio, Class A were held in the name of Zurich Destinations Farmers SVSII, P.O. Box 19097, Greenville, SC 29602-9097 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 4,195,591 shares in the aggregate or 18.53% of the outstanding shares of Scudder Variable Series II: Scudder Government & Agency Securities Portfolio, Class A were held in the name of Kemper Investors Life, 2500 Westfield Dr., Elgin, IL 60123-7836 who may be deemed to be the beneficial owner of such shares.


As of April 12, 2005, 3,560,576 shares in the aggregate or 88.37% of the outstanding shares of Scudder Variable Series II: Scudder Government & Agency Securities Portfolio, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.


As of April 12, 2005, 323,257 shares in the aggregate or 8.02% of the outstanding shares of Scudder Variable Series II: Scudder Government & Agency Securities Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 Cityplace, Hartford, CT 06103 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 16,093,911 shares in the aggregate or 36.94% of the outstanding shares of Scudder Variable Series II: Scudder High Income Portfolio, Class A were held in the name of Allmerica Life, 440 Lincoln St, Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 14,129,156 shares in the aggregate or 32.43% of the outstanding shares of Scudder Variable Series II: Scudder High Income Portfolio, Class A were held in the name of Zurich Destinations Farmers SVSII, P.O. Box 19097, Greenville, SC 29602-9097 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 11,505,159 shares in the aggregate or 26.41% of the outstanding shares of Scudder Variable Series II: Scudder High Income Portfolio, Class A were held in the name of Kemper Investors Life, 2500 Westfield Dr., Elgin, IL 60123-7836 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 5,633,324 shares in the aggregate or 79.23% of the outstanding shares of Scudder Variable Series II: Scudder High Income Portfolio, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 858,867 shares in the aggregate or 12.08% of the outstanding shares of Scudder Variable Series II: Scudder High Income Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 Cityplace, Hartford, CT 06103 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 566,344 shares in the aggregate or 7.97% of the outstanding shares of Scudder Variable Series II: Scudder High Income Portfolio, Class B were held in the name of Travelers Insurance Company, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 6,602,879 shares in the aggregate or 41.22% of the outstanding shares of Scudder Variable Series II: Scudder International Select Equity Portfolio, Class A were held in the name of Zurich Destinations Farmers SVSII, P.O. Box 19097, Greenville, SC 29602-9097 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 4,557,710 shares in the aggregate or 28.45% of the outstanding shares of Scudder Variable Series II: Scudder International Select Equity Portfolio, Class A were held in the name of Allmerica Life, 440 Lincoln St, Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 4,201,850 shares in the aggregate or 26.23 % of the outstanding shares of Scudder Variable Series II: Scudder International Select Equity Portfolio, Class A were held in the name of Kemper Investors Life, 2500 Westfield Dr., Elgin, IL 60123-7836 who may be deemed to be the beneficial owner of such shares.


As of April 12, 2005, 2,713,783 shares in the aggregate or 62.32% of the outstanding shares of Scudder Variable Series II: Scudder International Select Equity Portfolio, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.


As of April 12, 2005, 964,647 shares in the aggregate or 22.15% of the outstanding shares of Scudder Variable Series II: Scudder International Select Equity Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 Cityplace, Hartford, CT 06103 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 666,681 shares in the aggregate or 15.31% of the outstanding shares of Scudder Variable Series II: Scudder International Select Equity Portfolio, Class B were held in the name of Travelers Insurance Company, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 7,396,025 shares in the aggregate or 42.66% of the outstanding shares of Scudder Variable Series II: Scudder Large Cap Value Portfolio, Class A were held in the name of Zurich Destinations Farmers SVSII, P.O. Box 19097, Greenville, SC 29602-9097 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 6,138,478 shares in the aggregate or 35.41% of the outstanding shares of Scudder Variable Series II: Scudder Large Cap Value Portfolio, Class A were held in the name of Zurich Destinations Farmers SVSII, P.O. Box 19097, Greenville, SC 29602-9097 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 2,847,598 shares in the aggregate or 16.42% of the outstanding shares of Scudder Variable Series II: Scudder Large Cap Value Portfolio, Class A were held in the name of Kemper Investors Life, 2500 Westfield Dr., Elgin, IL 60123-7836 who may be deemed to be the beneficial owner of such shares.


As of April 12, 2005, 2,187,869 shares in the aggregate or 82.66% of the outstanding shares of Scudder Variable Series II: Scudder Large Cap Value Portfolio, Class B were held in the name of The Manufacturers Life Ins. Co.
(USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 272,852 shares in the aggregate or 10.31% of the outstanding shares of Scudder Variable Series II: Scudder Large Cap Value Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 Cityplace, Hartford, CT 06103 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 176,861 shares in the aggregate or 6.68% of the outstanding shares of Scudder Variable Series II: Scudder Large Cap Value Portfolio, Class B were held in the name of Travelers Insurance Company, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 119,524,729 shares in the aggregate or 41.12% of the outstanding shares of Scudder Variable Series II: Scudder Money Market Portfolio, Class A were held in the name of Zurich Destinations Farmers SVSII, P.O. Box 19097, Greenville, SC 29602-9097who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 100,930,671 shares in the aggregate or 34.72% of the outstanding shares of Scudder Variable Series II: Scudder Money Market Portfolio, Class A were held in the name of Allmerica Life, 440 Lincoln St, Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April  12,  2005,  64,688,820  shares  in the  aggregate  or 22.25% of the outstanding shares of Scudder Variable Series II: Scudder Money Market Portfolio, Class A were held in the name of Kemper Investors Life, 2500 Westfield Dr., Elgin, IL 60123-7836 who may be deemed to be the beneficial owner of such shares.


As of April  12,  2005,  36,023,108  shares  in the  aggregate  or 64.24% of the outstanding shares of Scudder Variable Series II: Scudder Money Market Portfolio, Class B were held in the name of The Manufacturers Life Ins. Co.
(USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.


As of April  12,  2005,  17,413,590  shares  in the  aggregate  or 31.05% of the outstanding shares of Scudder Variable Series II: Scudder Money Market Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 Cityplace, Hartford, CT 06103 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 6,793,688 shares in the aggregate or 42.73% of the outstanding shares of Scudder Variable Series II: Scudder Small Cap Growth Portfolio, Class A were held in the name of Zurich Destinations Farmers SVSII, P.O. Box 19097, Greenville, SC 29602-9097 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 4,315,400 shares in the aggregate or 27.15% of the outstanding shares of Scudder Variable Series II: Scudder Small Cap Growth Portfolio, Class A were held in the name of Kemper Investors Life, 2500 Westfield Dr., Elgin, IL 60123-7836 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 3,969,997 shares in the aggregate or 24.97% of the outstanding shares of Scudder Variable Series II: Scudder Small Cap Growth Portfolio, Class A were held in the name of Allmerica Life, 440 Lincoln St, Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.


As of April 12, 2005, 1,923,684 shares in the aggregate or 84.77% of the outstanding shares of Scudder Variable Series II: Scudder Small Cap Growth Portfolio, Class B were held in the name of The Manufacturers Life Ins. Co.
(USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.


As of April 12, 2005, 203,385 shares in the aggregate or 8.96 % of the outstanding shares of Scudder Variable Series II: Scudder Small Cap Growth Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 Cityplace, Hartford, CT 06103 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 139,816 shares in the aggregate or 6.16 % of the outstanding shares of Scudder Variable Series II: Scudder Small Cap Growth Portfolio, Class B were held in the name of Travelers Insurance Company, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 2,910,862 shares in the aggregate or 51.72% of the outstanding shares of Scudder Variable Series II: Scudder Strategic Income Portfolio, Class A were held in the name of Zurich Destinations Farmers SVSII, P.O. Box 19097, Greenville, SC 29602-9097 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 2,512,262 shares in the aggregate or 44.64% of the outstanding shares of Scudder Variable Series II: Scudder Strategic Income Portfolio, Class A were held in the name of Allmerica Life, 440 Lincoln St, Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.


As of April 12, 2005, 1,418,923 shares in the aggregate or 69.75% of the outstanding shares of Scudder Variable Series II: Scudder Strategic Income Portfolio, Class B were held in the name of The Manufacturers Life Ins. Co.
(USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.


As of April 12, 2005, 308,097 shares in the aggregate or 15.15% of the outstanding shares of Scudder Variable Series II: Scudder Strategic Income Portfolio, Class B were held in the name of Travelers Insurance Company, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 302,181 shares in the aggregate or 14.85% of the outstanding shares of Scudder Variable Series II: Scudder Strategic Income Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 Cityplace, Hartford, CT 06103 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 14,551,147 shares in the aggregate or 61.75% of the outstanding shares of Scudder Variable Series II: Scudder Technology Growth Portfolio, Class A were held in the name of Zurich Destinations Farmers SVSII, P.O. Box 19097, Greenville, SC 29602-9097 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 8,095,355 shares in the aggregate or 34.35% of the outstanding shares of Scudder Variable Series II: Scudder Technology Growth Portfolio, Class A were held in the name of Allmerica Life, 440 Lincoln St, Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.


As of April 12, 2005, 1,449,611 shares in the aggregate or 82.44% of the outstanding shares of Scudder Variable Series II: Scudder Technology Growth Portfolio, Class B were held in the name of The Manufacturers Life Ins. Co.
(USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.


As of April 12, 2005, 163,444 shares in the aggregate or 9.30% of the outstanding shares of Scudder Variable Series II: Scudder Technology Growth Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 Cityplace, Hartford, CT 06103 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 125,754 shares in the aggregate or 7.15% of the outstanding shares of Scudder Variable Series II: Scudder Technology Growth Portfolio, Class B were held in the name of Travelers Insurance Company, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 125,754 shares in the aggregate or 7.15% of the outstanding shares of Scudder Variable Series II: Scudder Technology Growth Portfolio, Class B were held in the name of Travelers Insurance Company, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

As of April  12,  2005,  12,848,832  shares  in the  aggregate  or 47.94% of the outstanding shares of Scudder Variable Series II: Scudder Total Return Portfolio, Class A were held in the name of Kemper Investors Life, 2500 Westfield Dr., Elgin,, IL 60123-7836 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 8,484,107 shares in the aggregate or 31.66% of the outstanding shares of Scudder Variable Series II: Scudder Total Return Portfolio, Class A were held in the name of Allmerica Life, 440 Lincoln St, Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 5,253,593 shares in the aggregate or 19.60% of the outstanding shares of Scudder Variable Series II: Scudder Total Return Portfolio, Class A were held in the name of Zurich Destinations Farmers SVSII, P.O. Box 19097, Greenville, SC 29602-9097 who may be deemed to be the beneficial owner of such shares.


As of April 12, 2005, 1,188,350 shares in the aggregate or 75.27% of the outstanding shares of Scudder Variable Series II: Scudder Total Return Portfolio, Class B were held in the name of The Manufacturers Life Ins. Co.
(USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.


As of  April  12,  2005,  235,773  shares  in the  aggregate  or  14.93%  of the outstanding shares of Scudder Variable Series II: Scudder Total Return Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 Cityplace, Hartford, CT 06103 who may be deemed to be the beneficial owner of such shares.

As of  April  12,  2005,  147,883  shares  in  the  aggregate  or  9.37%  of the outstanding shares of Scudder Variable Series II: Scudder Total Return Portfolio, Class B were held in the name of Travelers Insurance Company, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 50,283 shares in the aggregate, or 100.00% of the outstanding shares of Scudder Variable Series II: Scudder Mercury Large Cap Core Portfolio, Class A were held in the name of Deutsche Investment Management Americas Inc., 345 Park Ave. Fl 26, New York, NY 10154-0004 who may be deemed to be the beneficial owner of such shares.


As of April 12, 2005, 52,169 shares in the aggregate, or 43.15% of the outstanding shares of Scudder Variable Series II: Scudder Mercury Large Cap Core Portfolio, Class B were held in the name of The Manufacturers Life Ins. Co.
(USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.


As of April 12, 2005, 50,288 shares in the aggregate, or 41.60% of the outstanding shares of Scudder Variable Series II: Scudder Mercury Large Cap Core Portfolio, Class B were held in the name of Deutsche Investment Management Americas Inc., 345 Park Ave. Fl 26, New York, NY 10154-0004 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 17,809 shares in the aggregate, or 14.73% of the outstanding shares of Scudder Variable Series II: Scudder Mercury Large Cap Core Portfolio, Class B were held in the name of Travelers Insurance Company, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 250,000 shares in the aggregate, or 61.26% of the outstanding shares of Scudder Variable Series II: Scudder Templeton Foreign Value Portfolio, Class A were held in the name of Deutsche Investment Management Americas Inc., 345 Park Ave. Fl 26, New York, NY 10154-0004 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 111,177 shares in the aggregate, or 27.24% of the outstanding shares of Scudder Variable Series II: Scudder Templeton Foreign Value Portfolio, Class A were held in the name of State Street Bank & Trust
Custodian, Adams Bldg 2 North Jpb2n, 1776 Heritage Dr., North Quincy MA 02171-2119 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 34,198 shares in the aggregate, or 8.38% of the outstanding shares of Scudder Variable Series II: Scudder Templeton Foreign Value Portfolio, Class A were held in the name of State Street Bank & Trust
Custodian, Adams Bldg 2 North Jpb2n, 1776 Heritage Dr., North Quincy MA 02171-2119 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 250,000 shares in the aggregate, or 73.75% of the outstanding shares of Scudder Variable Series II: Scudder Templeton Foreign Value Portfolio, Class B were held in the name of Deutsche Investment Management Americas Inc., 345 Park Ave. Fl 26, New York, NY 10154-0004 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 45,001 shares in the aggregate, or 13.28% of the outstanding shares of Scudder Variable Series II: Scudder Templeton Foreign Value Portfolio, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.


As of April 12, 2005, 30,200 shares in the aggregate, or 8.91% of the outstanding shares of Scudder Variable Series II: Scudder Templeton Foreign Value Portfolio, Class B were held in the name of Travelers Insurance Company, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 18,269,306 shares in the aggregate or 75.98% of the outstanding shares of Scudder Variable Series II: SVS Davis Venture Value Portfolio, Class A were held in the name of Zurich Destinations Farmers SVSII, P.O. Box 19097, Greenville, SC 29602-9097 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 5,534,528 shares in the aggregate or 23.02% of the outstanding shares of Scudder Variable Series II: SVS Davis Venture Value Portfolio, Class A were held in the name of Allmerica Life, 440 Lincoln St, Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.


As of April 12, 2005, 4,524,276 shares in the aggregate, or 74.44% of the outstanding shares of Scudder Variable Series II: SVS Davis Venture Value Portfolio, Class B were held in the name of The Manufacturers Life Ins. Co.
(USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.


As of April 12, 2005, 913,966 shares in the aggregate, or 15.04% of the outstanding shares of Scudder Variable Series II: SVS Davis Venture Value Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 Cityplace, Hartford, CT 06103 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 601,840 shares in the aggregate, or 9.90% of the outstanding shares of Scudder Variable Series II: SVS Davis Venture Value Portfolio, Class B were held in the name of Travelers Insurance Company, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 5,767,325 shares in the aggregate or 55.72% of the outstanding shares of Scudder Variable Series II: SVS Dreman Financial Services Portfolio, Class A were held in the name of Zurich Destinations Farmers SVSII, P.O. Box 19097, Greenville, SC 29602-9097 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 4,300,119 shares in the aggregate or 41.54% of the outstanding shares of Scudder Variable Series II: SVS Dreman Financial Services Portfolio, Class A were held in the name of Allmerica Life, 440 Lincoln St, Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.


As of April 12, 2005, 1,021,035 shares in the aggregate or 76.53% of the outstanding shares of Scudder Variable Series II: SVS Dreman Financial Services Portfolio, Class B were held in the name of The Manufacturers Life Ins. Co.
(USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.


As of April 12, 2005, 163,747 shares in the aggregate or 12.27% of the outstanding shares of Scudder Variable Series II: SVS Dreman Financial Services Portfolio, Class B were held in the name of Travelers Insurance Company, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 144,810 shares in the aggregate or 10.85% of the outstanding shares of Scudder Variable Series II: SVS Dreman Financial Services Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 Cityplace, Hartford, CT who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 40,397,303 shares in the aggregate or 66.91% of the outstanding shares of Scudder Variable Series II: SVS Dreman High Return Equity Portfolio, Class A were held in the name of Zurich Destinations Farmers SVSII, P.O. Box 19097, Greenville, SC 29602-9097 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 16,778,152 shares in the aggregate or 27.79% of the outstanding shares of Scudder Variable Series II: SVS Dreman High Return Equity Portfolio, Class A were held in the name of Allmerica Life, 440 Lincoln St, Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.


As of April 12, 2005, 8,151,531 shares in the aggregate or 85.39% of the outstanding shares of Scudder Variable Series II: SVS Dreman High Return Equity Portfolio, Class B were held in the name of The Manufacturers Life Ins. Co.
(USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.


As of April 12, 2005, 652,557 shares in the aggregate or 6.84% of the outstanding shares of Scudder Variable Series II: SVS Dreman High Return Equity Portfolio, Class B were held in the name of Travelers Insurance Company, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 611,628 shares in the aggregate or 6.41% of the outstanding shares of Scudder Variable Series II: SVS Dreman High Return Equity Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 Cityplace, Hartford, CT 06103 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 14,057,722 shares in the aggregate or 55.28% of the outstanding shares of Scudder Variable Series II: SVS Dreman Small Cap Value Portfolio, Class A were held in the name of Zurich Destinations Farmers SVSII, P.O. Box 19097, Greenville, SC 29602-9097 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 7,351,495 shares in the aggregate or 28.91% of the outstanding shares of Scudder Variable Series II: SVS Dreman Small Cap Value Portfolio, Class A were held in the name of Allmerica Life, 440 Lincoln St, Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 3,336,902 shares in the aggregate or 13.12% of the outstanding shares of Scudder Variable Series II: SVS Dreman Small Cap Value Portfolio, Class A were held in the name of Kemper Investors Life, 2500 Westfield Dr., Elgin,, IL 60123-7836 who may be deemed to be the beneficial owner of such shares.


As of April 12, 2005, 3,133,399 shares in the aggregate or 77.38% of the outstanding shares of Scudder Variable Series II: SVS Dreman Small Cap Value Portfolio, Class B were held in the name of The Manufacturers Life Ins. Co.
(USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.


As of April 12, 2005, 412,586 shares in the aggregate or 10.19% of the outstanding shares of Scudder Variable Series II: SVS Dreman Small Cap Value Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 Cityplace, Hartford, CT 06103 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 293,885 shares in the aggregate or 7.26% of the outstanding shares of Scudder Variable Series II: SVS Dreman Small Cap Value Portfolio, Class B were held in the name of Travelers Insurance Company, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 22,324,807 shares in the aggregate or 66.35% of the outstanding shares of Scudder Variable Series II: SVS Index 500 Portfolio, Class A were held in the name of Zurich Destinations Farmers SVSII, P.O. Box 19097, Greenville, SC 29602-9097 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 10,949,299 shares in the aggregate or 32.54% of the outstanding shares of Scudder Variable Series II: SVS Index 500 Portfolio, Class A were held in the name of Allmerica Life, 440 Lincoln St, Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.


As of April 12, 2005, 5,436,171 shares in the aggregate or 81.69% of the outstanding shares of Scudder Variable Series II: SVS Index 500 Portfolio, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 763,494 shares in the aggregate or 11.47% of the outstanding shares of Scudder Variable Series II: SVS Index 500 Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 Cityplace, Hartford, CT 06103 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 442,407 shares in the aggregate or 6.65% of the outstanding shares of Scudder Variable Series II: SVS Index 500 Portfolio, Class B were held in the name of Travelers Insurance Company, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 2,978,648 shares in the aggregate or 80.73% of the outstanding shares of Scudder Variable Series II: SVS INVESCO Dynamic Growth Portfolio, Class A were held in the name of Zurich Destinations Farmers SVSII, P.O. Box 19097, Greenville, SC 29602-9097 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 704,416 shares in the aggregate or 19.09% of the outstanding shares of Scudder Variable Series II: SVS INVESCO Dynamic Growth Portfolio, Class A were held in the name of Allmerica Life, 440 Lincoln St, Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.


As of April 12, 2005, 730,801 shares in the aggregate or 90.26% of the outstanding shares of Scudder Variable Series II: SVS INVESCO Dynamic Growth Portfolio, Class B were held in the name of The Manufacturers Life Ins. Co.
(USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.


As of April 12, 2005, 48,348 shares in the aggregate or 5.97% of the outstanding shares of Scudder Variable Series II: SVS INVESCO Dynamic Growth Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 Cityplace, Hartford, CT 06103 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 12,620,112 shares in the aggregate or 69.54% of the outstanding shares of Scudder Variable Series II: SVS Janus Growth And Income Portfolio, Class A were held in the name of Zurich Destinations Farmers SVSII, P.O. Box 19097, Greenville, SC 29602-9097who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 5,332,083 shares in the aggregate or 29.38% of the outstanding shares of Scudder Variable Series II: SVS Janus Growth And Income Portfolio, Class A were held in the name of Allmerica Life, 440 Lincoln St, Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.


As of April 12, 2005, 2,388,016 shares in the aggregate or 86.07% of the outstanding shares of Scudder Variable Series II: SVS Janus Growth And Income Portfolio, Class B were held in the name of The Manufacturers Life Ins. Co.
(USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.


As of April 12, 2005, 205,784 shares in the aggregate or 7.42% of the outstanding shares of Scudder Variable Series II: SVS Janus Growth And Income Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 Cityplace, Hartford, CT 06103 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 177,303 shares in the aggregate or 6.39 % of the outstanding shares of Scudder Variable Series II: SVS Janus Growth And Income Portfolio, Class B were held in the name of Travelers Insurance Company, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 11,153,316 shares in the aggregate or 62.10% of the outstanding shares of Scudder Variable Series II: SVS Janus Growth Opportunities Portfolio, Class A were held in the name of Zurich Destinations Farmers SVSII, P.O. Box 19097, Greenville, SC 29602-9097 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 4,938,626 shares in the aggregate or 27.50% of the outstanding shares of Scudder Variable Series II: SVS Janus Growth Opportunities Portfolio, Class A were held in the name of Allmerica Life, 440 Lincoln St, Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 935,598 shares in the aggregate or 5.21% of the outstanding shares of Scudder Variable Series II: SVS Janus Growth Opportunities Portfolio, Class A were held in the name of State Street Bank & Trust Custodian,

Adams Bldg 2 North Jpb2n, 1776 Heritage Dr., North Quincy MA 02171-2119 who may be deemed to be the beneficial owner of such shares.


As of April 12, 2005, 971,358 shares in the aggregate or 90.72% of the outstanding shares of Scudder Variable Series II: SVS Janus Growth Opportunities Portfolio, Class B were held in the name of The Manufacturers Life Ins. Co.
(USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.


As of April 12, 2005, 601,997 shares in the aggregate, or 53.04% of the outstanding shares of Scudder Variable Series II: SVS MFS Strategic Value Portfolio, Class A were held in the name of Allmerica Life, 440 Lincoln St, Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 268,140 shares in the aggregate, or 23.62% of the outstanding shares of Scudder Variable Series II: SVS MFS Strategic Value Portfolio, Class A were held in the name of SSC Investment Corp., 345 Park Ave. Fl 26, New York, NY 10154-0004 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 119,491 shares in the aggregate, or 10.53% of the outstanding shares of Scudder Variable Series II: SVS MFS Strategic Value Portfolio, Class A were held in the name of State Street Bank & Trust Custodian, Adams Bldg 2 North Jpb2n, 1776 Heritage Dr., North Quincy MA 02171-2119 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 87,841 shares in the aggregate, or 7.74% of the outstanding shares of Scudder Variable Series II: SVS MFS Strategic Value Portfolio, Class A were held in the name of State Street Bank & Trust Custodian, Adams Bldg 2 North Jpb2n, 1776 Heritage Dr., North Quincy MA 02171-2119 who may be deemed to be the beneficial owner of such shares.


As of April 12, 2005, 2,623,040 shares in the aggregate, or 87.43% of the outstanding shares of Scudder Variable Series II: SVS MFS Strategic Value Portfolio, Class B were held in the name of The Manufacturers Life Ins. Co.
(USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.


As of April 12, 2005, 207,081 shares in the aggregate, or 6.90% of the outstanding shares of Scudder Variable Series II: SVS MFS Strategic Value Portfolio, Class B were held in the name of Travelers Insurance Company, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 166,680 shares in the aggregate, or 5.56% of the outstanding shares of Scudder Variable Series II: SVS MFS Strategic Value Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 Cityplace, Hartford, CT 06103 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 7,566,278 shares in the aggregate or 79.79% of the outstanding shares of Scudder Variable Series II: SVS Oak Strategic Equity Portfolio, Class A were held in the name of Zurich Destinations Farmers SVSII, P.O. Box 19097, Greenville, SC 29602-9097 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 1,887,724 shares in the aggregate or 19.91% of the outstanding shares of Scudder Variable Series II: SVS Oak Strategic Equity Portfolio, Class A were held in the name of Allmerica Life, 440 Lincoln St, Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.


As of April 12, 2005, 2,594,849 shares in the aggregate, or 81.80% of the outstanding shares of Scudder Variable Series II: SVS Oak Strategic Equity Portfolio, Class B were held in the name of The Manufacturers Life Ins. Co.
(USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.


As of April 12, 2005, 358,664 shares in the aggregate, or 11.31% of the outstanding shares of Scudder Variable Series II: SVS Oak Strategic Equity Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 Cityplace, Hartford, CT 06103 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 206,032 shares in the aggregate, or 6.50% of the outstanding shares of Scudder Variable Series II: SVS Oak Strategic Equity Portfolio, Class B were held in the name of Travelers Insurance Company, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 9,106,795 shares in the aggregate or 80.89% of the outstanding shares of Scudder Variable Series II: SVS Turner Mid Cap Growth Portfolio, Class A were held in the name of Zurich Destinations Farmers SVSII, P.O. Box 19097, Greenville, SC 29602-9097 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 2,103,596 shares in the aggregate or 18.68% of the outstanding shares of Scudder Variable Series II: SVS Turner Mid Cap Growth Portfolio, Class A were held in the name of Allmerica Life, 440 Lincoln St, Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.


As of April 12, 2005, 2,062,317 shares in the aggregate, or 84.50% of the outstanding shares of Scudder Variable Series II: SVS Turner Mid Cap Growth Portfolio, Class B were held in the name of The Manufacturers Life Ins. Co.
(USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.


As of April 12, 2005, 208,363 shares in the aggregate, or 8.54% of the outstanding shares of Scudder Variable Series II: SVS Turner Mid Cap Growth Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 Cityplace, Hartford, CT 06103 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 167,125 shares in the aggregate, or 6.85% of the outstanding shares of Scudder Variable Series II: SVS Turner Mid Cap Growth Portfolio, Class B were held in the name of Travelers Insurance Company, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2004. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

                                                                                     Value of
                                Owner and                                          Securities on      Percent of
Independent                  Relationship to                                       an Aggregate      Class on an
Trustee                          Trustee            Company      Title of Class        Basis       Aggregate Basis
-------                          -------            -------      --------------        -----       ---------------
John W. Ballantine                                    None
Lewis A. Burnham                                      None
Donald L. Dunaway                                     None
James R. Edgar                                        None
Paul K. Freeman                                       None
Robert B. Hoffman                                     None
William McClayton                                     None
Shirley D. Peterson                                   None
Robert H. Wadsworth                                   None
John G. Weithers                                      None

Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Fund, the Fund's investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Fund against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Fund or the investment advisor ("Enforcement Actions")
or that are the basis for private actions brought by shareholders of the Fund against the Funds, its Trustees and officers, the Fund's investment advisor and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Fund and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, the Fund's investment advisor has also agreed, subject to applicable law and regulation, to indemnify the Fund's Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the Fund's Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Fund or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Fund as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by the Fund's investment advisor will survive the termination of the investment management agreements between the investment advisor and the Fund.

                                FUND ORGANIZATION


The Fund was organized as a business trust under the laws of Massachusetts on January 22, 1987. On May 1, 1997, the Fund changed its name from "Kemper Investors Fund" to "Investors Fund Series." On May 1, 1999 the Fund changed its name from "Investors Fund Series" to "Kemper Variable Series" and on May 1, 2001, the Fund changed its name from "Kemper Variable Series" to "Scudder Variable Series II." The Fund may issue an unlimited number of shares of beneficial interest all having no par value. Since the Fund offers multiple Portfolios, it is known as a "series company." Currently, each Portfolio offered herein offers two classes of shares: Class A and Class B shares. Shares of each Portfolio have equal noncumulative voting rights except that each Portfolio's Class B shares have separate and exclusive voting rights with respect to the Portfolios' Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of a Portfolio. Shares are fully paid and nonassessable when issued, and have no preemptive or conversion rights.

Information about the Portfolios' investment performance is contained in the Fund's 2004 Annual Report to Shareholders, which may be obtained without charge from the Fund or from Participating Insurance Companies which offer the Portfolios.


Shareholder inquiries should be made by writing the Fund at the address shown on the front cover or from Participating Insurance Companies which offer the Portfolios.

The Fund is generally not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Fund ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval is required by the 1940 Act; (c) any termination or reorganization of the Fund to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund or any Portfolio, establishing a Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (e) as to whether a court action, preceding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (f) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the SEC or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

The Board may, at any time, terminate the Fund, a Portfolio or a class without shareholder approval.

Under current interpretations of the 1940 Act, the Fund expects that Participating Insurance Company shareholders will offer VLI and VA contract holders the opportunity to instruct them as to how Fund shares attributable to such contracts will be voted with respect to the matters described above. The separate prospectuses describing the VLI and VA contracts include additional disclosure of how contract holder voting rights are computed.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Fund. The Declaration of Trust, however, contains provisions designed to protect shareholders from liability for acts or obligations of the Fund and requires that notice of such provisions be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholders held personally liable for the obligations of the Fund and the Fund will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by DeIM remote and not material since it is limited to circumstances in which the provisions limiting liability are inoperative and the Fund itself is unable to meet its obligations.

The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust does not protect a trustee against any liability to which he or she should otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of a trustee. The Declaration of Trust permits the Fund to purchase insurance against certain liabilities on behalf of the Trustees.

                             PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as the Advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Funds' best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies  describe the way in which the Advisor resolves
conflicts  of  interest.  To  resolve  conflicts,   the  advisor,  under  normal
circumstances, votes proxies in accordance with its Guidelines.

If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC's Web site at www.sec.gov or by visiting our Web site at: www.scudder.com (type "proxy voting" in the search field).

                             ADDITIONAL INFORMATION

Other Information

The CUSIP number for each Portfolio is as follows:

                                                              Class A                    Class B
                                                              -------                    -------
Scudder Aggressive Growth Portfolio                           81123X-695                 81123X-646
Scudder Blue Chip Portfolio                                   81123X-869                 81123X-638
Scudder Fixed Income Portfolio                                81123X-505                 81123X-331
Scudder Global Blue Chip Portfolio                            81123X-828                 81123X-612
Scudder Government & Agency Securities Portfolio              81123X-406                 81123X-596
Scudder High Income Portfolio                                 81123X-604                 81123X-570
Scudder International Select Equity Portfolio                 81123X-844                 81123X-562
Scudder Large Cap Value Portfolio                             81123X-836                 81123X-620
Scudder Money Market Portfolio                                81123X-109                 81123X-554
Scudder Small Cap Growth Portfolio                            81123X-745                 81123X-547
Scudder Strategic Income Portfolio                            81123X-794                 81123X-323
Scudder Technology Growth Portfolio                           81123X-752                 81123X-521
Scudder Total Return Portfolio                                81123X-703                 81123X-513
Scudder Mercury Large Cap Core Portfolio                      81123X-224                 81123X-216
Scudder Templeton Foreign Value Portfolio                     81123X-315                 81123X-299
SVS Dreman Financial Services Portfolio                       81123X-307                 81123X-489



                                      102

                                                              Class A                    Class B
                                                              -------                    -------

SVS Dreman High Return Equity Portfolio                       81123X-208                 81123X-471
SVS Dreman Small Cap Value Portfolio                          81123X-778                 81123X-539
SVS INVESCO Dynamic Growth Portfolio                          81123X-687                 81123X-497
SVS Janus Growth And Income Portfolio                         81123X-802                 81123X-448
SVS Janus Growth Opportunities Portfolio                      81123X-885                 81123X-430
SVS Index 500 Portfolio                                       81123X-851                 81123X-422
SVS Turner Mid Cap Growth Portfolio                           81123X-679                 81123X-414
SVS Oak Strategic Equity Portfolio                            81123X-661                 81123X-398
SVS Davis Venture Value Portfolio                             81123X-653                 81123X-380
SVS MFS Strategic Value Portfolio                             81123X-356                 81123X-349

The Fund has a fiscal year ending December 31.

Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Advisor in light of each Portfolio's investment objectives and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.


The Portfolios' prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.


                              FINANCIAL STATEMENTS

The financial statements, including the investment portfolios of each Portfolio, as applicable, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of each Portfolio dated December 31, 2004 are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

Information concerning portfolio holdings of a portfolio as of a month-end is available upon request no earlier than the 16th day after month-end. Please call Scudder Investments at the number appearing on the front cover of this Statement of Additional Information to make such a request.

                                   APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC. -- CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY'S INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

o        Leading market positions in well established industries.

o        High rates of return on funds employed.

o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS SERVICES -- CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated `R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR'S RATINGS SERVICES -- SHORT-TERM RATINGS

S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2:   Capacity  for  timely   payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

FITCH INVESTORS SERVICE, INC. -- BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2005


                                 CLASS B SHARES

                           SCUDDER VARIABLE SERIES II

               222 South Riverside Plaza, Chicago, Illinois 60606
                                 1-800-778-1482


This combined Statement of Additional Information is not a prospectus. It should be read in conjunction with the applicable prospectus of Scudder Variable Series II (the "Fund") dated May 1, 2005, as amended from time to time. The prospectus may be obtained without charge from the Fund by calling the toll-free number listed above, and is also available along with other related materials on the Securities and Exchange Commission ("SEC") Internet web site (http://www.sec.gov). The prospectus is also available from the Participating Insurance Companies.


Scudder Variable Series II offers a choice of 30 portfolios, four of which are offered herein (each a "Portfolio," collectively, the "Portfolios"), to holders of certain variable annuity contracts and variable life insurance policies offered by participating insurance companies ("Participating Insurance Companies").

The Portfolios offered herein are:

                 SCUDDER CONSERVATIVE INCOME STRATEGY PORTFOLIO
                   SCUDDER GROWTH & INCOME STRATEGY PORTFOLIO
                        SCUDDER GROWTH STRATEGY PORTFOLIO
                   SCUDDER INCOME & GROWTH STRATEGY PORTFOLIO

                                TABLE OF CONTENTS
                                                                           Page
                                                                           ----


INVESTMENT RESTRICTIONS.......................................................1

INVESTMENT POLICIES AND TECHNIQUES FOR THE PORTFOLIOS.........................3

INVESTMENT POLICIES AND TECHNIQUES FOR THE UNDERLYING PORTFOLIOS.............17

MANAGEMENT OF THE FUND.......................................................72
         Investment Advisor..................................................72

FUND SERVICE PROVIDERS.......................................................84
         Distributor.........................................................84
         Transfer Agent......................................................85
         Custodian...........................................................85
         Independent Registered Public Accounting Firm.......................85
         Counsel.............................................................85
         Fund Accounting Agent...............................................85

PORTFOLIO TRANSACTIONS.......................................................86

PURCHASE AND REDEMPTIONS.....................................................89

DIVIDENDS AND CAPITAL GAINS..................................................89

TAXES    ....................................................................89

NET ASSET VALUE..............................................................90

TRUSTEES AND OFFICERS........................................................91

FUND ORGANIZATION...........................................................101

PROXY VOTING GUIDELINES.....................................................102

ADDITIONAL INFORMATION......................................................103

FINANCIAL STATEMENTS........................................................103

APPENDIX A..................................................................104

                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Portfolio's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Portfolio's objective will be met.

If a percentage restriction is adhered to at the time of the investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

The Fund has adopted for each Portfolio certain fundamental investment restrictions that cannot be changed for a Portfolio without approval by a "majority" of the outstanding voting shares of that Portfolio. As defined in the Investment Company Act of 1940, as amended (the "1940 Act"), this means the lesser of the vote of (a) 67% of the shares of a Portfolio present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of a Portfolio.

Each Portfolio is classified as a diversified open-end management investment company. A diversified portfolio may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

Each Portfolio may not, as a fundamental policy:

(1) borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2) issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3) concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4) engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio's ownership of securities;

(6)      purchase  physical   commodities  or  contracts  relating  to  physical
         commodities; or

(7) make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

With regard to Restriction (3) above, for purposes of determining the percentage of each Portfolio's total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified as a single industry.

The Fund has also adopted the following non-fundamental policies, which may be changed or eliminated for each Portfolio by the Fund's Board of Trustees without a vote of the shareholders:

As a matter of non-fundamental policy, each Portfolio does not intend to:

(1)      borrow money in an amount  greater than 5% of its total assets,  except
         (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Portfolio's registration statement which may be deemed to be borrowings;

(2) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Portfolio may obtain such short-term credits as may be deemed necessary for the clearance of securities transactions;

(3) purchase options, unless the aggregate premiums paid on all such options held by a Portfolio at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(4) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Portfolio and the premium paid for such options on futures contracts does not exceed 5% of the fair market value of a Portfolio's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the money amount may be excluded in computing the 5% limit;

(5) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a Portfolio's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);
(6)      invest more than 15% of net assets in illiquid securities; and

(7) lend portfolio securities in an amount greater than one third of its total assets.

Portfolio Holdings. Each Portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the Portfolios file their Form N-CSR or N-Q with the Securities and Exchange Commission ("SEC") for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). Each Portfolio does not disseminate nonpublic information about portfolio holdings except in accordance with policies and procedures adopted by a Portfolio.

Each Portfolio's procedures permit nonpublic portfolio holdings information to be shared with affiliates of the advisor, subadvisors, custodians, independent registered public accounting firms, securities lending agents and other service providers to a Portfolio who require access to this information to fulfill their duties to a Portfolio, subject to the requirements described below. This information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Lipper, or other entities if a Portfolio has a legitimate business purpose in providing the information sooner than 16 days after month-end or on a more frequent basis, as applicable, subject to the requirements described below.

Prior to any disclosure of a Portfolio's nonpublic portfolio holdings information to the foregoing types of entities or persons, a person authorized by a Portfolio's Trustees must make a good faith determination in light of the facts then known that a Portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a Portfolio, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received. Periodic reports regarding these procedures will be provided to the Fund's Trustees.

Master/feeder Fund Structure. The Board of Trustees have the discretion to retain the current distribution arrangement for the Portfolios while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

              INVESTMENT POLICIES AND TECHNIQUES FOR THE PORTFOLIOS

General Investment Policies

Each Portfolio is an open-end management investment company which continuously offers and redeems shares at net asset value. Each Portfolio is a series of Scudder Variable Series II and each offers one class of shares: Class B.

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage or a financial instrument which a Portfolio may purchase are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), in its discretion, might, but is not required to, use in managing each Portfolio's assets. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more Portfolios but not for all investment companies advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Portfolio but, to the extent employed, could from time to time have a material impact on the Portfolio's performance.

It is possible that certain investment practices and techniques described below may not be permissible for a Portfolio based on its investment restrictions, as described herein, and in the Portfolio's prospectus.

The Portfolios are professionally managed portfolios which allocate their investments among select underlying Scudder portfolios (the "underlying portfolios") of Scudder Variable Series I, Scudder Variable Series II and Scudder Investments VIT Funds. Each Portfolio is designed for investors seeking a distinct investment style: a conservative investment approach ("Scudder
Conservative Income Strategy Portfolio"), a balance of growth and income ("Scudder Growth & Income Strategy Portfolio"), growth of capital ("Scudder Growth Strategy Portfolio") or a balance of income and growth ("Scudder Income & Growth Strategy Portfolio"). The Portfolios have been created in response to increasing demand by investors for a simple and effective means of structuring a diversified investment program suited to their general needs. As has been well documented in the financial press, the proliferation of funds over the last several years has left many investors confused and in search of a simpler means to manage their investments. Many investors realize the value of diversifying their investments in a number of portfolios (e.g., a money market portfolio for liquidity and price stability, a growth portfolio for long-term appreciation, an income portfolio for current income and relative safety of principal), but need professional management to decide such questions as which portfolios to select, how much of their assets to commit to each portfolio and when to allocate their selections. The Portfolios will allow investors to rely on the Advisor to determine (within clearly explained parameters) the amount to invest in each of several underlying portfolios and the timing of such investments.

Derivatives Strategy. It is expected that, in the future, the managers may invest in instruments, commonly called "derivatives," including, but not limited to, futures and forward currency exchange contracts, to attempt to manage risk and enhance returns. Derivatives may be used to hedge a Portfolio against price fluctuations and otherwise reduce risk. Derivatives may also be used to increase a Portfolio's exposure to certain markets in an attempt to enhance returns. These strategies may be used separately or in combination. The managers may also use these derivatives strategies to help maintain cash reserves or otherwise liquid assets to meet shareholder redemptions, or for other needs, while maintaining exposure to the markets. The managers will determine which derivatives instruments to purchase by using a quantitative strategy that incorporates data from various international markets. The strategy seeks to shift the emphasis on a Portfolio's holdings in response to short- and medium-term changes in global markets. The use of the strategy is subject to Board approval. Shareholders will be notified prior to the use of the strategy.

The derivative disclosure below reflects only the derivative strategies which may, upon Board approval, be employed by the Portfolios. The underlying portfolios will utilize derivatives differently as described more fully in the "Investment Policies and Techniques for the Underlying Portfolios" section.

General.  It is expected  that,  in the  future,  the  Portfolios  may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or
"derived" from, a traditional security, asset or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. For example, the Portfolios may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities and for traditional hedging purposes to attempt to protect the Portfolios from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. The Portfolios will limit the leverage created by its use of derivatives for investment purposes by "covering" such positions as required by the SEC. The Advisor may use derivatives in circumstances where the Advisor believes they offer an economical means of gaining exposure to a particular asset class. The use of derivatives for non-hedging purposes may be considered speculative.

The Portfolios' investment in options, futures or forward contracts, and similar strategies depend on the Advisor's judgment as to the potential risks and rewards of different types of strategies. Options and futures can be volatile investments, and may not perform as expected. If the Advisor applies a hedge at an inappropriate time or judges price trends incorrectly, options and futures strategies may lower the Portfolios' return. The Portfolios could also experience losses if the prices of options and futures positions were poorly correlated with other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Portfolios in the event of default by the other party to the contract.

Options on Securities. A Portfolio may purchase and write (sell) put and call options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying stock at the exercise price at any time during the option period.

A Portfolio may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, a Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by a Portfolio.

A call option written by a Portfolio is "covered" if the portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the portfolio holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the Portfolios in cash or liquid securities.

When a Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, a Portfolio foregoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, a Portfolio may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

A put option written by a Portfolio is "covered" when, among other things, cash or liquid securities acceptable to the broker are placed in a segregated account to fulfill the obligations undertaken. When a Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, a Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. A Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wishes to acquire the securities at the exercise price.

A Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." A Portfolio will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Portfolio may enter into a "closing sale transaction" which involves liquidating the portfolio's position by selling the option previously purchased. Where a Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if a Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, a Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be identified on a Portfolio's books.

A Portfolio may also purchase call and put options on any securities in which it may invest. A Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. A Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

A Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle a Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held by the portfolio at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the portfolio. Put options also may be purchased by a portfolio for the purpose of affirmatively benefiting from a decline in the price of securities that the portfolio does not own. A Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.


A Portfolio may also engage in options transactions in the over-the-counter ("OTC") market with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in US government securities, make markets in OTC options. The ability to terminate OTC option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, a portfolio will purchase such options only from broker-dealers who are primary US government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Advisor will monitor the creditworthiness of dealers with whom the portfolios enter into such options transactions under the general supervision of the Portfolios' Board of Trustees. Unless the Board concludes otherwise, the Portfolios intend to treat OTC options purchased and the assets used to "cover" OTC options written as not readily marketable and therefore subject to the Portfolios' limit on investments in illiquid securities.


Options on Securities Indices. A Portfolio may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100 S&P (which consists of the 100 companies with the largest market capitalizations of the companies in the Standard & Poor's 500 Index). Indexes may also be based on a particular industry or market segment.

Options on securities  indices are similar to options on securities  except that
(1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

As discussed in "Options on Securities," a Portfolio would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. A Portfolio would ordinarily have a gain if the value of the underlying securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

As discussed in "Options on Securities," a Portfolio would normally purchase put options in anticipation of a decline in the market value of the relevant index ("protective puts"). The purchase of a put option would entitle the portfolio, in exchange for the premium paid, to sell the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the index. A Portfolio would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a portfolio of options on stock indices will be subject to the Advisor's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although a portfolio generally will only purchase or write such an option if the Advisor believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. A Portfolio will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in a Portfolio's investment portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisor may be forced to liquidate portfolio securities to meet settlement obligations. A Portfolio's activities in index options may also be restricted by the requirements of the Code for qualification as a regulated investment company.

In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.


Hedging Strategies. A Portfolio may use certain strategies designed to adjust the overall risk of its investment portfolio. These "hedging" strategies involve derivative contracts, including (but not limited to) US Treasury and Eurodollar futures contracts and exchange-traded put and call options on such futures contracts. New financial products and risk management techniques continue to be developed and may be used if consistent with a portfolio's investment objective and policies. Among other purposes, these hedging strategies may be used to effectively maintain desired portfolio duration or to protect against market risk should a portfolio change its investments among different types of fixed income, equity or other securities. In this respect, these hedging strategies are designed for different purposes than the investments in wrapper agreements (contracts with financial institutions such as banks and insurance companies).


A Portfolio might not use any hedging strategies, and there can be no assurance that any strategy used will succeed. If the Advisor is incorrect in its judgment on market values, interest rates or other economic factors in using a hedging strategy, a Portfolio may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

o the fact that the skills needed to use hedging instruments are different from those needed to select securities for a Portfolio;

o the possibility of imperfect correlation, or even no correlation, between the price movements of hedging instruments and price movements of the securities or currencies being hedged;

o possible constraints placed on a Portfolio's ability to purchase or sell portfolio investments at advantageous times due to the need for a Portfolio to maintain "cover" or to segregate securities; and

o the possibility that a Portfolio will be unable to close out or liquidate its hedged position.

A hedge is designed to offset a loss in a Portfolio's position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by a Portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of a Portfolio's assets.

To the extent that a Portfolio engages in the strategies described above, that Portfolio may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and a portfolio may be unable to close out a position without incurring substantial losses, if at all. A portfolio is also subject to the risk of default by a counterparty to an off-exchange transaction. See "Illiquid Securities."

Futures Contracts and Options on Futures Contracts. A Portfolio may enter into futures contracts on equity securities, fixed income securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

A Portfolio may enter into futures contracts and options on futures contracts on equity securities, fixed income securities, securities indices and currencies both to manage its exposure to changing interest rates, security prices and currency exchange rates and as an efficient means of managing allocations between asset classes. Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of the portfolios' net asset value.

The successful use of futures contracts and options thereon draws upon the Advisor's skill and experience with respect to such instruments and are subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or currency in a Portfolio. Successful use of futures or options contracts is further dependent on the Advisor's ability to predict correctly movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct.

Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. US futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A portfolio may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, or financial indices including any index of US government securities, foreign government securities or corporate debt securities. A portfolio may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the US government, such as long-term US Treasury Bonds, Treasury Notes and US Treasury Bills. A portfolio may also enter into futures contracts which are based on bonds issued by governments other than the US government. Futures contracts on foreign currencies may be used to hedge against securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, a Portfolio must allocate cash or liquid securities as a deposit payment ("initial margin"). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day a Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some, but not many cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the portfolios will incur brokerage fees when it enters into futures contracts.

The purpose of the acquisition or sale of a futures contract, in cases where a portfolio holds or intends to acquire equity securities or fixed-income securities, is to attempt to protect a Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), the portfolios might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the a Portfolio. If interest rates did increase, the value of the debt security in the Portfolio would decline, but the value of the futures contracts to the portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The portfolios could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the portfolios to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the portfolios could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and a Portfolio could then buy debt securities on the cash market. The segregated assets maintained to cover a Portfolio's obligations with respect to such futures contracts will consist of cash or liquid securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by a Portfolio with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price, general interest rate or currency exchange rate trends by the Advisor may still not result in a successful transaction.

In addition, futures contracts entail significant risks. Although the Advisor believes that use of such contracts will benefit the Portfolios, if the Advisor's investment judgment about the general direction of interest rates or an index is incorrect, the Portfolios' overall performance would be poorer than if it had not entered into any such contract. For example, if a Portfolio has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, a Portfolio will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Futures Contracts on Securities Indices. A Portfolio may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US or non-US securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Portfolios or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolios or as an efficient means of managing allocation between asset classes. A futures contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, each futures contract on a securities index transaction involves the establishment of a position which, the Advisor believes, will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for a portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of a portfolio's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

Options on Futures Contracts (including Futures Contracts on Securities Indices). A Portfolio may purchase and write (sell) options on futures contracts for hedging purposes. For example, as with the purchase of futures contracts, when a Portfolio is not fully invested, it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the price specified in the premium received for writing the option ("exercise price"), a portfolio will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in a Portfolio's holdings.

The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, a portfolio will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that a portfolio intends to purchase.

If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, a Portfolio may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

The amount of risk the portfolios assume when they purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Global Asset Allocation Strategy ("GAA Strategy"). In connection with the GAA Strategy and in addition to the securities described above, a Portfolio may invest in indexed securities, futures contracts on securities indices, securities of foreign issuers (e.g., ADRs, GDRs and EDRs), options on stocks, options on futures contracts, foreign currency exchange transactions and options on foreign currencies. These are discussed below, to the extent not already described above.

Indexed Securities. The indexed securities in which a Portfolio may invest include debt securities whose value at maturity is determined by reference to the relative prices of various currencies or to the price of a stock index. The value of such securities depends on the price of foreign currencies, securities indices or other financial values or statistics. These securities may be positively or negatively indexed; that is, their value may increase or decrease if the underlying instrument appreciates.

Currency Exchange Contracts. Because a Portfolio may buy and sell securities denominated in currencies other than the US dollar and receives interest, dividends and sale proceeds in currencies other than the US dollar, the Portfolios from time to time may enter into currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the US dollar. A Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.

Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by a Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. A Portfolio maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward currency exchange contract. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of a Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Portfolio may enter into foreign currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect the portfolios' position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisor's long-term investment decisions, a portfolio will not routinely enter into currency hedging transactions with respect to security transactions; however, the Advisor believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in a portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event a portfolio's ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a portfolio than if it had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying US dollar equivalent value of the prices of or rates of return on a portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject a portfolio to certain risks.

Securities of Foreign Issuers. A Portfolio's investments in the securities of foreign issuers may be made directly or in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs", also referred to as International Depositary Receipts, "IDRs"), European Depositary Receipts ("EDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent, and while designed for use as alternatives to the purchase of the underlying securities in their national markets and currencies, are subject to the same risks as the foreign securities to which they relate.

ADRs are receipts typically issued by a US bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe, and GDRs or IDRs are issued outside the United States. EDRs (CDRs) and GDRs (IDRs) are typically issued by non-US banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in US securities markets, and EDRs (CDRs) and GDRs (IDRs) in bearer form are designed for use in European and non-US securities markets, respectively. For purposes of a portfolio's investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.

ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

The Underlying Portfolios

The Portfolios will always invest in the share class of the underlying portfolio with the lowest fees and expenses. Each Portfolio will purchase or sell securities to: (a) accommodate purchases and sales of a Portfolio's shares, (b) change the percentages of the Portfolio's assets invested in each of the underlying portfolios in response to changing market conditions, and (c) maintain or modify the allocation of a Portfolio's assets in accordance with the Portfolio's target investment allocations.

The following is a list of the underlying portfolios in which the Portfolios may invest:

Scudder Variable Series I Portfolios:                     Scudder Technology Growth Portfolio
Scudder Capital Growth Portfolio                          Scudder Total Return Portfolio
Scudder Growth and  Income Portfolio                      Scudder Mercury Large Cap Core Portfolio
Scudder Health Sciences Portfolio                         Scudder Templeton Foreign Value Portfolio
Scudder International Portfolio                           SVS Davis Venture Value Portfolio
Scudder Global Discovery Portfolio                        SVS Dreman Financial Services Portfolio
                                                          SVS Dreman High Return Equity Portfolio
Scudder Variable Series II Portfolios:                    SVS Dreman Small Cap Value Portfolio
Scudder Aggressive Growth Portfolio                       SVS Index 500 Portfolio
Scudder Blue Chip Portfolio                               SVS INVESCO Dynamic Growth Portfolio
Scudder Large Cap Value Portfolio                         SVS Janus Growth & Income Portfolio
Scudder Fixed Income Portfolio                            SVS Janus Growth Opportunities Portfolio
Scudder Global Blue Chip Portfolio                        SVS MFS Strategic Value Portfolio
Scudder Government & Agency Securities Portfolio          SVS Oak Strategic Equity Portfolio
Scudder High Income Portfolio                             SVS Turner Mid Cap Growth Portfolio
Scudder International Select Equity Portfolio
Scudder Money Market Portfolio                            Scudder Investments VIT Funds:
Scudder Small Cap Growth Portfolio                        Scudder Real Estate Securities Portfolio
Scudder Strategic Income Portfolio

The following is a brief discussion of the investment goals and policies for each underlying portfolio:

Scudder Variable Series I: Growth and Income Portfolio. The portfolio seeks long-term growth of capital, current income and growth of income. The portfolio invests at least 65% of total assets in equities, mainly common stocks. Although the portfolio can invest in companies of any size and from any country, it invests primarily in large US companies.

Scudder Variable Series I: Capital Growth Portfolio. The portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The portfolio invests at least 65% of total assets in common stocks of US companies. Although the portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the S&P 500 Index or the Russell 1000 Growth Index.

Scudder Variable Series I: Global Discovery Portfolio. The portfolio seeks above-average capital appreciation over the long term. The portfolio invests at least 65% of total assets in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 20% of the Citigroup Broad Market Index).

Scudder Variable Series I: International Portfolio. The portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The portfolio invests primarily in common stocks of established companies listed on foreign exchanges, which the portfolio management team believes have favorable characteristics. Deutsche Investment Management Americas Inc. is the investment advisor for the portfolio.

Scudder Variable Series I: Health Sciences Portfolio. Under normal circumstances, the portfolio seeks long-term growth of capital by investing at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the health care sector.

Scudder Variable Series II: Scudder Aggressive Growth Portfolio. The portfolio seeks capital appreciation through the use of aggressive investment techniques. The portfolio normally invests at least 65% of total assets in equities -- mainly common stocks -- of US companies.

Scudder Variable Series II: Scudder Blue Chip Portfolio. The portfolio seeks growth of capital and income. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500 Index and that the portfolio managers believe are "blue chip" companies.

Scudder Variable Series II: Scudder Fixed Income Portfolio. The portfolio seeks high current income. The portfolio invests for current income, not capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its assets, determined at the time of purchase, in fixed income securities.

Scudder Variable Series II: Scudder Global Blue Chip Portfolio. The portfolio seeks long-term capital growth. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of companies throughout the world that the portfolio managers believe are "blue chip" companies.

Scudder Variable Series II: Scudder Government & Agency Securities Portfolio. The portfolio seeks high current income consistent with preservation of capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities.

Scudder Variable Series II: Scudder High Income Portfolio. The portfolio seeks to provide a high level of current income. Under normal circumstances, the portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e., Grade BB/Ba and below). Generally, most are from US issuers, but up to 25% of total assets could be invested in bonds denominated in US dollars or foreign currencies from foreign issuers.

Scudder Variable Series II: Scudder International Select Equity Portfolio. The portfolio seeks capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities and other securities with equity characteristics.

Scudder Variable Series II: Scudder Large Cap Value Portfolio. The portfolio seeks to achieve a high rate of total return. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 Value Index and that the portfolio managers believe are undervalued.

Scudder Variable Series II: Scudder Money Market Portfolio. The portfolio seeks maximum current income to the extent consistent with stability of principal. The portfolio invests exclusively in high-quality short-term securities, as well as certain repurchase agreements that are backed by high quality securities.

Scudder Variable Series II: Scudder Small Cap Growth Portfolio. The portfolio seeks maximum appreciation of investors' capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index.

Scudder Variable Series II: Scudder Strategic Income Portfolio. The portfolio seeks high current return. The portfolio invests mainly in bonds issued by US and foreign corporations and governments. The portfolio may invest up to 50% of total assets in foreign bonds. The portfolio may also invest in emerging markets securities and dividend-paying common stock.

Scudder Variable Series II: Scudder Technology Growth Portfolio. The portfolio seeks growth of capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of US companies in the technology sector.

Scudder Variable Series II: Scudder Total Return Portfolio. The portfolio seeks high total return, a combination of income and capital appreciation. The portfolio follows a flexible investment program, investing in a mix of growth and value stocks, and bonds. The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, US government bonds, and mortgage- and asset-backed securities.

Scudder Variable Series II: Scudder Mercury Large Cap Core Portfolio. The portfolio's investment objective is long-term capital growth. The portfolio seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of large-cap companies located in the US.

Scudder Variable Series II: Scudder Templeton Foreign Value Portfolio. The portfolio seeks long-term capital growth. Under normal market conditions, the portfolio invests mainly in the equity securities of companies located outside the US, including emerging markets. The portfolio will invest, under normal circumstances, at least 80% of its net assets in "foreign securities," as defined below, which may include emerging markets. For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies:

o        whose principal securities trading markets are outside the US; or

o that derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the US; or

o that have a significant portion of their assets outside the US; or o that are linked to non-US dollar currencies; or

o that are organized under the laws of, or with principal offices in, another country.

Scudder Variable Series II: SVS Davis Venture Value Portfolio. The portfolio seeks growth of capital. The portfolio invests primarily in common stock of US companies with market capitalizations of at least $5 billion.

Scudder Variable Series II: SVS Dreman Financial Services Portfolio. The portfolio seeks to provide long-term capital appreciation. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks) of financial services companies.

Scudder Variable Series II: SVS Dreman High Return Equity Portfolio. The portfolio seeks to achieve a high rate of total return. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities. The portfolio focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index and that the portfolio managers believe are undervalued.

Scudder Variable Series II: SVS Dreman Small Cap Value Portfolio. The portfolio seeks long-term capital appreciation. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index.

Scudder Variable Series II: SVS Index 500 Portfolio. The portfolio seeks returns that, before expenses, correspond to the total return of US common stocks as represented by the Standard & Poor's 500 Index. The portfolio seeks to match, as closely as possible before expenses, the performance of the S&P 500 Index, which emphasizes stocks and securities of large US companies. It does this by investing, under normal circumstances, at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks and securities included in the S&P 500 Index.

Scudder Variable Series II: SVS INVESCO Dynamic Growth Portfolio. The portfolio seeks long-term capital growth. The portfolio normally invests at least 65% of its net assets in common stocks of mid-size companies. The portfolio considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell MidCap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.

Scudder Variable Series II: SVS Janus Growth And Income Portfolio. The portfolio seeks long-term capital growth and current income. It may invest up to 75% of its total assets in equity securities selected primarily for their growth potential and at least 25% of its total assets in securities the portfolio manager believes have income potential.

Scudder Variable Series II: SVS Janus Growth Opportunities Portfolio. The portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. The portfolio invests primarily in equity securities selected for their growth potential.

Scudder Variable Series II: SVS MFS Strategic Value Portfolio. The portfolio's investment objective is to provide capital appreciation. The portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of companies which the manager believes are undervalued in the market relative to their long term potential.

Scudder Variable Series II: SVS Oak Strategic Equity Portfolio. The portfolio seeks long-term capital growth. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities. The portfolio invests primarily in common stocks of established US companies with large market capitalizations (in excess of $5 billion).

Scudder Variable Series II: SVS Turner Mid Cap Growth Portfolio. The portfolio seeks capital appreciation. The portfolio pursues its objective by investing in common stocks and other equity securities of US companies with medium market capitalizations that the portfolio managers believe have strong earnings growth potential.

Scudder Real Estate Securities Portfolio (a series of Scudder Investments VIT Funds). The portfolio's investment objectives are long-term capital appreciation and current income. Under normal circumstances, the Portfolio intends to keep at least 80% of its net assets, plus the amount of any borrowing for investment purposes (calculated at the time of any investment), invested in equity securities of real estate investment trusts and real estate companies.

Risk Factors of Underlying Portfolios. In pursuing their investment objectives, each of the underlying portfolios is permitted a wide range of investment techniques. The underlying portfolios' risks are determined by the nature of the securities held and the management strategies used by the Advisor. Further information about the underlying portfolios is contained in the prospectuses of such portfolios. Because each Portfolio invests in certain of the underlying portfolios, shareholders of each Portfolio will be affected by the management strategies and investment policies of the underlying portfolios in direct proportion to the amount of assets a Portfolio allocates to each underlying portfolio.

        INVESTMENT POLICIES AND TECHNIQUES FOR THE UNDERLYING PORTFOLIOS

Scudder Variable Series I Underlying Portfolios

Asset-Indexed Securities. Health Sciences Portfolio may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal. The Portfolio will only enter into transactions in publicly traded asset-indexed securities. Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). The Portfolio may purchase asset-indexed securities to the extent permitted by law.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. The Fund may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although the Fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness.

Borrowing. As a matter of fundamental policy, each Portfolio will not borrow money, except as permitted under the 1940 Act, and as interpreted by regulatory authority having jurisdiction, from time to time. While the Trustees do not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase a Portfolio's volatility and the risk of loss in a declining market. Borrowing by a Portfolio will involve special risk considerations. Although the principal of a Portfolio's borrowings will be fixed, the Portfolio's assets may change in value during the time that a borrowing is outstanding, thus increasing exposure to capital risk.

Collateralized Mortgage Obligations ("CMOs"). CMOs are hybrids between a mortgage-backed bond and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

Combined Transactions. Each Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple interest rate transactions and any combination of futures, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by a fund will consist only of direct obligations issued by domestic and foreign entities.

Corporate Obligations. Investment in corporate debt obligations involves credit and interest rate risk. The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer-term bonds are, however, generally more volatile than bonds with shorter maturities.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a Portfolio to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Portfolio receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Portfolio agrees to buy a security on a future date.

Each Portfolio will segregate cash, US Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions. The Portfolios will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the of 1940 Act, as amended, as borrowings of each Portfolio because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to the Portfolio. For example, while a Portfolio receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Portfolio, thereby effectively charging the Portfolio interest on its borrowing. Further, although a Portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Portfolio's borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Portfolio's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Fund is able to purchase them. Similarly, a Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Portfolio, the security that the Portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that each Portfolio's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Eastern Europe. Global Discovery Portfolio may invest up to 5% of its total assets in the securities of issuers domiciled in Eastern European countries. Investments in companies domiciled in Eastern European countries may be subject to potentially greater risks than those of other foreign issuers. These risks include (i) potentially less social, political and economic stability; (ii) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (iii) certain national policies which may restrict the Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries, or in the countries of the former Soviet Union.

Investments in such countries involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of East European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there may be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Portfolio could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in East European countries. Finally, even though certain East European currencies may be convertible into US dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Portfolio.

Eurodollar Instruments. Each Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Each Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

FHLMC Collateralized Mortgage Obligations. Federal Home Loan Mortgage Corporation ("FHLMC") CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a Portfolio may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a Portfolio as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Portfolio may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the US dollar against these currencies is responsible for part of a Portfolio's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall.

Although a Portfolio values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers typically do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer. The Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Currency Transactions. Capital Growth and International Portfolios may enter into forward foreign currency exchange contracts ("forward contracts") for hedging purposes. These Portfolios may also, for hedging purposes, purchase foreign currencies in the form of bank deposits as well as other foreign money market instruments, including but not limited to, bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements. International Portfolio may also enter into foreign currency futures contracts and foreign currency options.

Because investments in foreign companies usually will involve currencies of foreign countries, and because the Portfolios temporarily may hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of their assets as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and they may incur costs in connection with conversions between various currencies. Although the Portfolios value their assets daily in terms of US dollars, they do not intend to convert their holdings of foreign currencies into US dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolios at one rate, while offering a lesser rate of exchange should the Portfolios desire to resell that currency to the dealer. The Portfolios will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency
exchange  market,   or  through  entering  into  forward  or,  in  the  case  of
International   Portfolio,   futures  contracts  to  purchase  or  sell  foreign
currencies.

A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. The agreed price may be fixed or within a specified range of prices. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission ("CFTC"), such as the Chicago Mercantile Exchange. Futures contracts involve brokerage costs, which may vary from less than 1% to 2.5% of the contract price, and require parties to the contract to make "margin" deposits to secure performance of the contract. International Portfolio would also be required to segregate assets to cover contracts that would require it to purchase foreign currencies. International Portfolio would enter into futures contracts solely for hedging or other appropriate risk management purposes as defined in CFTC regulations.

Forward contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month, and they may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

Upon the maturity of a forward or foreign currency futures contract a Portfolio may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing purchase transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

A Portfolio may enter into forward contracts and foreign currency futures contracts under certain circumstances. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on such a security which it holds, the Portfolio may desire to "lock in" the US dollar price of the security or the US dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward or futures contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the US dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when management of a Portfolio believes that the currency of a particular foreign country may suffer a substantial decline against the US dollar, it may enter into a forward or futures contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. The precise matching of the forward or futures contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of a portion of the Portfolio's foreign assets.

The Portfolios do not intend to enter into such forward or futures contracts to protect the value of their portfolio securities on a regular continuous basis, and will not do so if, as a result, a Portfolio will have more than 15% of the value of its total assets committed to the consummation of such contracts. A Portfolio also will not enter into such forward or foreign currency futures contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Portfolios believe that it is important to have the flexibility to enter into such forward or foreign currency futures contracts when each determines that the best interests of the Portfolio will be served.

Except when a Portfolio enters into a forward contract for the purpose of the purchase or sale of a security denominated in a foreign currency, Brown Brothers Harriman & Co. or State Street Bank and Trust Company (each a "Custodian"), will place cash or liquid securities into a segregated account of the Portfolio in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward contracts (or the Portfolio's forward contracts will be otherwise covered consistent with applicable regulatory policies) and foreign currency futures contracts that require the Portfolio to purchase foreign currencies. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts.

The Portfolios generally will not enter into a forward or foreign currency futures contract with a term of greater than one year. It also should be realized that this method of protecting the value of a Portfolio's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Portfolio can achieve at some future point in time.

While the Portfolios will enter into forward and, in the case of International Portfolio, foreign currency futures contracts and foreign currency options to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while a Portfolio may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Portfolio than if it had not engaged in any such transaction. Moreover, there may be imperfect correlation between the value of the Portfolio's holdings of securities denominated in a particular currency and forward or futures contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving a complete hedge or expose the Portfolio to risk of foreign exchange loss.

International Portfolio may purchase options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such decreases in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency declines, the Portfolio will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Portfolio's securities denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, International Portfolio may purchase call options on such currency. If the value of such currency increased, the purchase of such call options would enable the Portfolio to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency related increase in the price of securities the Portfolio intends to acquire. As in the case of other types of options transactions, however, the benefit the Portfolio derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

International Portfolio may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a Portfolio will invest in foreign fixed income securities based on the Advisor's analysis without relying on published ratings. Since such investments will be based upon the Advisor's analysis rather than upon published ratings, achievement of a Portfolio's goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a Portfolio, and thus the net asset value of a Portfolio's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities,
(b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Portfolio's investments in fixed income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Portfolio's investments in foreign fixed income securities, and the extent to which a Portfolio hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Portfolio may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Portfolio. Sovereign debt may be issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Foreign Securities Investment. Growth and Income, Capital Growth, Global Discovery and International Portfolios may each invest, except as applicable to debt securities generally, in US dollar-denominated foreign debt securities (including those issued by the Dominion of Canada and its provinces and other debt securities which meet the criteria applicable to the Portfolio's domestic investments), and in certificates of deposit issued by foreign banks and foreign branches of United States banks, to any extent deemed appropriate by the Advisor. Bond Portfolio may invest up to 25% of its assets in non-US dollar-denominated foreign debt securities. Growth and Income Portfolio may invest up to 25% of its assets in non-US dollar denominated equity securities of foreign issuers. Capital Growth Portfolio may invest up to 25% of its assets, and Global Discovery and International Portfolio may invest without limit, in non-US dollar-denominated equity securities of foreign issuers.

Foreign Securities. Investments in foreign securities involves certain special considerations, including those set forth below, which are not typically
associated   with  investing  in  US  securities  and  which  may  favorably  or unfavorably affect a portfolio's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, Inc. (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets is less than in the US and at times, volatility of price can be greater than in the US. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a fund are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to a fund due to subsequent declines in value of the portfolio security or, if a fund has entered into a contract to sell the security, could result in a possible liability to the purchaser. Payment for securities without delivery may be required in certain foreign markets. Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on US exchanges, although a fund will endeavor to achieve the most favorable net results on its portfolio transactions. Further, a fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the US. It may be more difficult for a fund's agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect US investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a portfolio seeks to mitigate the risks associated with the foregoing considerations through diversification and continuous professional management.

Because investments in foreign securities will usually involve currencies of foreign countries, and because a portfolio may hold foreign currencies and forward foreign currency exchange contracts ("forward contracts"), futures contracts and options on futures contracts on foreign currencies, the value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a portfolio may incur costs in connection with conversions between various currencies. Although a portfolio values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion.

Futures Contracts. International Portfolio may purchase and sell futures contracts on debt securities to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio's debt securities. International Portfolio may purchase and sell securities index futures to hedge the equity securities of the Portfolio with regard to market (systematic) risk as distinguished from stock-specific risk. The Portfolio may also purchase and write put and call options on futures contracts of the type which such Portfolio is authorized to enter into and may engage in related closing transactions. All of such futures on debt securities, stock index futures and related options will be traded on exchanges that are licensed and regulated by the "CFTC" or on appropriate foreign exchanges, to the extent permitted by law. Even though at the present time no contracts based on global indices which meet

International Portfolio's investment criteria are available, there are US stock indices which may be used to hedge US securities held in the Portfolio.

Futures on Debt Securities. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities -- assuming a "long" position -- the Fund, on behalf of a Portfolio, will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on debt securities -- assuming a "short" position -- it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Trustees to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Trustees.

Positions taken in the futures markets are normally not held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by the Fund on behalf of a Portfolio will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Portfolio to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing-out and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Portfolio may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Portfolio (or securities having characteristics similar to those held by the Portfolio) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Portfolio's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

On other occasions, the Portfolio may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase for the Portfolio particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Portfolio of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

Investing in Africa. Africa is a continent of roughly 50 countries with a total population of approximately 840 million people. Literacy rates (the percentage of people who are over 15 years of age and who can read and write) are relatively low, ranging from 20% to 60%. The primary industries include crude oil, natural gas, manganese ore, phosphate, bauxite, copper, iron, diamond, cotton, coffee, cocoa, timber, tobacco, sugar, tourism, and cattle.

Many African countries are fraught with political instability. However, there has been a trend over the past five years toward democratization. Many countries are moving from a military style, Marxist, or single party government to a multi-party system. Still, there remain many countries that do not have a stable political process. Other countries have been enmeshed in civil wars and border clashes.

Economically, the Northern Rim countries (including Morocco, Egypt, and Algeria) and Nigeria, Zimbabwe and South Africa are the wealthier countries on the continent. The market capitalization of these countries has been growing recently as more international companies invest in Africa and as local companies start to list on the exchanges. However, religious and ethnic strife has been a significant source of instability.

On the other end of the economic spectrum are countries, such as Burkinafaso, Madagascar, and Malawi, that are considered to be among the poorest or least developed in the world. These countries are generally landlocked or have poor natural resources. The economies of many African countries are heavily dependent on international oil prices. Of all the African industries, oil has been the most lucrative, accounting for 40% to 60% of many countries' GDP. However, general decline in oil prices has had an adverse impact on many economies.

Foreign securities such as those purchased by certain Portfolios may be subject to foreign government taxes which could reduce the yield on such securities, although a shareholder of the Portfolio may, subject to certain limitations, be entitled to claim a credit or deduction for US federal income tax purposes for his or her proportionate share of such foreign taxes paid by a Portfolio. (See "Dividends, Capital Gains and Taxes.")

Investing in Europe. Most Eastern European nations, including Hungary, Poland, Czechoslovakia, and Romania have had centrally planned, socialist economies since shortly after World War II. A number of their governments, including those of Hungary, the Czech Republic, and Poland are currently implementing or considering reforms directed at political and economic liberalization, including efforts to foster multi-party political systems, decentralize economic planning, and move toward free market economies. At present, no Eastern European country has a developed stock market, but Poland, Hungary, and the Czech Republic have small securities markets in operation. Ethnic and civil conflict currently rage through the former Yugoslavia. The outcome is uncertain.

Both the European Community (the "EC") and Japan, among others, have made overtures to establish trading arrangements and assist in the economic development of the Eastern European nations. A great deal of interest also surrounds opportunities created by the reunification of East and West Germany. Following reunification, the Federal Republic of Germany has remained a firm and reliable member of the EC and numerous other international alliances and organizations. To reduce inflation caused by the unification of East and West Germany, Germany has adopted a tight monetary policy which has led to weakened exports and a reduced domestic demand for goods and services. However, in the long-term, reunification could prove to be an engine for domestic and international growth.

The conditions that have given rise to these developments are changeable, and there is no assurance that reforms will continue or that their goals will be achieved.

Portugal is a genuinely emerging market which has experienced rapid growth since the mid-1980s, except for a brief period of stagnation over 1990-91. Portugal's government remains committed to privatization of the financial system away from one dependent upon the banking system to a more balanced structure appropriate for the requirements of a modern economy. Inflation continues to be about three times the EC average.

Economic reforms launched in the 1980s continue to benefit Turkey in the 1990s. Turkey's economy has grown steadily since the early 1980s, with real growth in per capita Gross Domestic Product (the "GDP") increasing more than 6% annually. Agriculture remains the most important economic sector, employing approximately 55% of the labor force, and accounting for nearly 20% of GDP and 20% of exports. Inflation and interest rates remain high, and a large budget deficit will continue to cause difficulties in Turkey's substantial transformation to a dynamic free market economy.

Like many other Western economies, Greece suffered severely from the global oil price hikes of the 1970s, with annual GDP growth plunging from 8% to 2% in the 1980s, and inflation, unemployment, and budget deficits rising sharply. The fall of the socialist government in 1989 and the inability of the conservative opposition to obtain a clear majority have led to business uncertainty and the continued prospects for flat economic performance. Once Greece has sorted out its political situation, it will have to face the challenges posed by the steadily increasing integration of the EC, including the progressive lowering of trade and investment barriers. Tourism continues as a major industry, providing a vital offset to a sizable commodity trade deficit.

Securities traded in certain emerging European securities markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries had expropriated a large amount of property, the claims of which have not been entirely settled. There can be no assurance that the Portfolio's investments in Eastern Europe would not also be expropriated, nationalized or otherwise confiscated. Finally, any change in leadership or policies of Eastern European countries, or countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Global Discovery Portfolio will limit investments in securities of issuers located in Eastern Europe to 5% of its total assets.

Investing in Latin America. Investing in securities of Latin American issuers may entail risks relating to the potential political and economic instability of certain Latin American countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of expropriation, nationalization or other confiscation by any country, the Portfolio could lose its entire investment in any such country.

The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the US. Disclosure and regulatory standards are in many respects less stringent than US standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

The limited size of many Latin American securities markets and limited trading volume in the securities of Latin American issuers compared to volume of trading in the securities of US issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

Some Latin American countries also may have managed currencies, which are not free floating against the US dollar. In addition, there is risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies. Further, certain Latin American currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the US dollar. Any devaluations in the currencies in which Portfolio securities are denominated may have a detrimental impact on the Portfolio's net asset value.

The economies of individual Latin American countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain Latin American countries have experienced high levels of inflation which can have a debilitating effect on an economy, although some have begun to control inflation in recent years through prudent economic policies. Furthermore, certain Latin American countries may impose withholding taxes on dividends payable to a Portfolio at a higher rate than those imposed by other foreign countries. This may reduce the Portfolio's investment income available for distribution to shareholders.

Investing in the Pacific Basin. Economies of individual Pacific Basin countries may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, interest rate levels, and balance of payments position. Of particular importance, most of the economies in this region of the world are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in the Pacific Basin.

With respect to the Peoples Republic of China and other markets in which the Portfolio may participate, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments that could adversely impact a Pacific Basin country or the Portfolio's investment in the debt of that country.

Foreign companies, including Pacific Basin companies, are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to US companies. Consequently, there may be less publicly available information about such companies than about US companies. Moreover, there is generally less government supervision and regulation in the Pacific Basin than in the US.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The Health

Sciences Portfolio may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of the Portfolio's portfolio as its assets increase (and thus have a more limited effect on the Portfolio's performance).

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of the Fund may be used for letter of credit backed investments.


Limitations on the Use of Futures Contracts and Options on Futures. All of the futures contracts and options on futures transactions into which the Fund will enter will be for bona fide hedging or other appropriate risk management purposes as permitted by CFTC regulations and to the extent consistent with requirements of the SEC.


To ensure that its futures and options transactions meet this standard, the Fund will enter into them only for the purposes or with the intent specified in CFTC regulations, subject to the requirements of the SEC. The Fund will further seek to assure that fluctuations in the price of the futures contracts and options on futures that it uses for hedging purposes will be substantially correlated to fluctuations in the price of the securities held by a Portfolio or which it expects to purchase, though there can be no assurance that this result will be achieved. The Fund will sell futures contracts or acquire puts to protect against a decline in the price of securities that a Portfolio owns. The Fund will purchase futures contracts or calls on futures contracts to protect a Portfolio against an increase in the price of securities the Fund intends later to purchase for the Portfolio before it is in a position to do so.

As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it purchases a long futures contract or call option on futures for a Portfolio the Fund will effect the purchase of securities in the cash market or take delivery as it closes out a Portfolio's futures position. In particular cases, however, when it is economically advantageous to the Portfolio, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities.

As an alternative to literal compliance with the bona fide hedging definition, a CFTC definition now permits the Fund to elect to comply with a different test, under which its long futures positions will not exceed the sum of (a) cash or cash equivalents segregated for this purpose, (b) cash proceeds on existing investments due within thirty days and (c) accrued profits on the particular futures or options positions. However, the Fund will not utilize this alternative unless it is advised by counsel that to do so is consistent with the requirements of the SEC.

Futures on debt securities and stock index futures are at present actively traded on exchanges that are licensed and registered by the CFTC, or consistent with the CFTC regulations on foreign exchanges. Portfolios will incur brokerage fees in connection with their futures and options transactions, and will be required to deposit and maintain funds with brokers as margin to guarantee performance of futures obligations. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Portfolio may benefit from the use of futures and options on futures, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolio than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Portfolio may be exposed to risk of loss.

Each Portfolio, in dealing in futures contracts and options on futures, is subject to the 300% asset coverage requirement for borrowings set forth under "Investment Restrictions" in the Fund's prospectus. The Trustees have also adopted a policy (which is not fundamental and may be modified by the Trustees without a shareholder vote) that, immediately after the purchase or sale of a futures contract or option thereon, the value of the aggregate initial margin with respect to all futures contracts and premiums on options on futures contracts entered into by a Portfolio will not exceed 5% of the fair market value of the Portfolio's total assets. Additionally, the value of the aggregate premiums paid for all put and call options held by the Portfolio will not exceed 20% of its total assets. A futures contract for the receipt of a debt security and long index futures will be offset by assets of the Portfolio held in a segregated account in an amount equal to the total market value of the futures contracts less the amount of the initial margin for the contracts.

Micro-Cap Company Risk. While, historically, micro-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which a fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

Mortgage-Backed Securities and Mortgage Pass-Through Securities. Global Discovery and Growth and Income Portfolios may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations as further described below. Underlying mortgages may be of a variety of types, including adjustable rate, conventional 30-year, graduated payment and 15-year.

A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and expose the Portfolios to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Portfolios, the prepayment right will tend to limit to some degree the increase in net asset value of the Portfolios because the value of the mortgage-backed securities held by the Portfolios may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.

When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of mortgage-related securities and increasing their volatility, affecting the price volatility of the Fund's shares.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities such as securities issued by the "GNMA" are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned US Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the US Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Portfolio shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., not backed by the full faith and credit of the US Government) include Fannie Mae and the "FHLMC." Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any governmental agency) mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the US Government.

FHLMC is a corporate instrumentality of the US Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Portfolios' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolios may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Portfolios' quality standards. Although the market for such securities is becoming increasingly liquid,
securities   issued  by  certain  private   organizations  may  not  be  readily
marketable.

Other Mortgage-Backed Securities. The Advisor expects that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with the Portfolio's investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-related securities.

Participation Interests. A Portfolio may purchase from financial institutions participation interests in securities in which a Portfolio may invest. A participation interest gives a Portfolio an undivided interest in the security in the proportion that a Portfolio's participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a Portfolio, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a Portfolio may invest. For certain participation interests, a Portfolio will have the right to demand payment, on not more than seven days' notice, for all or any part of a Portfolio's participation interests in the security, plus accrued interest. As to these instruments, a Portfolio generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Options. Scudder Variable Series I, on behalf of Capital Growth and International Portfolios, may write covered call options on the portfolio securities of such Portfolio in an attempt to enhance investment performance. A call option is a contract generally having a duration of nine months or less which gives the purchaser of the option, in return for a premium paid, the right to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time upon the assignment of an exercise notice prior to the expiration of the option, regardless of the market price of the security during the option period. A covered call option is an option written on a security which is owned by the writer throughout the option period.

Scudder Variable Series I will write, on behalf of a Portfolio, covered call options both to reduce the risks associated with certain of its investments and to increase total investment return. In return for the premium income, the Portfolio will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the option, the Portfolio will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. Unlike the situation in which a Portfolio owns securities not subject to a call option, a Portfolio, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. A Portfolio may forego the benefit of appreciation in its Portfolios on securities sold pursuant to call options.

When the Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period, generally ranging up to nine months. Some of the options which a Portfolio writes may be of the European type which means they may be exercised only at a specified time. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for the written option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

Capital Growth and International Portfolios may each write covered call and put options to a limited extent in an attempt to earn additional income on their portfolios, consistent with their investment objectives. The Portfolios may forego the benefits of appreciation on securities sold or depreciation on securities acquired pursuant to call and put options written by the Portfolios. Each Portfolio has no current intention of writing options on more than 5% of its net assets.

When Scudder Variable Series I, on behalf of Capital Growth and International Portfolios, writes a put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. Some of the European type options which the Fund writes may be exercised only at a specified time. If the option expires unexercised, the Portfolio will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. With respect to each put option it writes, the Portfolio will have deposited in a separate account with its custodian US Treasury obligations, high-grade debt securities or cash equal in value to the exercise price of the put option, will have purchased a put option with a higher exercise price that will expire no earlier than the put option written or will have used some combination of these two methods. The Fund on behalf of each Portfolio, will only write put options involving securities for which a determination is made that it wishes to acquire the securities at the exercise price at the time the option is written.

A Portfolio may terminate its obligation as a writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction."

When a Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Portfolio.

A Portfolio may purchase call options on any securities in which it may invest in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

Capital Growth and International Portfolios will normally purchase put options in anticipation of a decline in the market value of securities in their portfolios ("protective puts") or securities of the type in which they are permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held by the Portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio's portfolio securities. Put options may also be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. Exchange markets in securities options are a relatively new and untested concept. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Scudder Variable Series I, on behalf of a Portfolio, may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately thirty broker-dealers make these markets and the Advisor will consider risk factors such as their creditworthiness when determining a broker-dealer with which to engage in options transactions. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Written over-the-counter options purchased by the Fund and portfolio securities "covering" the Fund's obligation pursuant to an over-the-counter option may be deemed to be illiquid and may not be readily marketable. The Advisor will monitor the creditworthiness of dealers with whom the Fund enters into such options transactions under the general supervision of the Fund's Trustees.

Options on Futures. For bona fide hedging purposes, Scudder Variable Series I may also purchase and write, on behalf of Capital Growth and International Portfolios, call and put options on futures contracts, which are traded on exchanges that are licensed and regulated by the CFTC or on any foreign exchange for the purpose of options trading, to the extent permitted by law. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When a person exercises an option and assumes a long futures position, in the case of a "call," or a short futures position, in the case of a "put," his gain will be credited to his futures margin account, while the loss suffered by the writer of the option will be debited to his account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

Options on futures can be used by a Portfolio to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If the Portfolio purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Portfolio will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities that would have been more completely offset if the hedge had been effected through the use of futures.

If a Portfolio writes options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Portfolio will gain the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Portfolio. If the option is exercised, the Portfolio will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities.

While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, the Portfolio's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. A Portfolio will not purchase or write options on futures contracts unless, in the Advisor's opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

Other Asset-Backed Securities. The securitization techniques used to develop mortgaged-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures or in a structure similar to the CMO structure. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile ReceivablesSM ("CARS(SM)"). CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.

There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. Bond Portfolio and Balanced Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated, or failure of the credit support could adversely affect the return on an investment in such a security.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require Bond Portfolio to dispose of any then existing holdings of such securities.

Securities Index Options. Capital Growth and International Portfolios may each purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Portfolio's securities. Options on securities indexes are similar to options on stock except that the settlement is made in cash.

Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date, multiplied by (ii) a fixed "index multiplier." In exchange for undertaking the obligation to make such cash payment, the writer of the securities index option receives a premium.

A securities index fluctuates with changes in the market values of the securities so included. Some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on securities indexes are currently traded on exchanges including the Chicago Board Options Exchange, Philadelphia Exchange, New York Stock Exchange, and American Stock Exchange.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities holdings of a Portfolio will not exactly match the composition of the securities indexes on which options are written. In addition, the purchase of securities index options involves essentially the same risks as the purchase of options on futures contracts. The principal risk is that the premium and transactions costs paid by a Portfolio in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is written. Options on securities indexes also entail the risk that a liquid secondary market to close out the option will not exist, although a Portfolio will generally only purchase or write such an option if the Advisor believes the option can be closed out.

Short Sales Against the Box. Health Sciences Portfolio may make short sales of common stocks if, at all times when a short position is open, the Portfolio owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The portfolio will incur a loss as a result of the short sale if the price of the security increases between the dates of the short sale and the date on which the Portfolio replaces the borrowed security. The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to the Portfolio. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Portfolio will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. The Portfolio will incur transaction costs, including interest expenses in connection with opening, maintaining, and closing short sales against the box. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which the Portfolio may enter into short sales against the box.

Small Company Risk. The Advisor believes that many small companies often have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Stock Index Futures. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based. That index is designed to reflect overall price trends in the market for equity securities.

Stock index futures may be used to hedge the equity securities of each of Balanced, Growth and Income, Capital Growth or International Portfolios with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, the Fund may seek to protect the value of the equity of a Portfolio's securities against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, the Fund can seek on behalf of a Portfolio to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the Portfolio will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

Stripped Zero Coupon Securities. Zero coupon securities include securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS(TM)") and Certificate of Accrual on Treasuries ("CATS(TM)"). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. The Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury  obligations  have been  stripped of their  unmatured  interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (i.e. cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

US   Government   Securities.   There   are   two   broad   categories   of   US
Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government Securities in a Portfolio's portfolio does not guarantee the net asset value of the shares of a fund. There are market risks inherent in all investments in securities and the value of an investment in a fund will fluctuate over time. Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of a fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain
Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a Portfolio's average portfolio maturity. As a result, a Portfolio's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.


Warrants. Each Portfolio (except Scudder Money Market Portfolio) may invest in warrants up to 5% of the value of its total assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Portfolio were not exercised by the date of its expiration, the Portfolio would lose the entire purchase price of the warrant.


When-Issued Securities. A Portfolio may from time to time purchase securities on a "when-issued" or "forward delivery" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is generally fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. When a Portfolio purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income. While such securities may be sold prior to the settlement date, a Portfolio intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Portfolio makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A Portfolio will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Zero Coupon Securities. Growth and Income, Capital Growth and Global Discovery Portfolios may each invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Scudder Variable Series II Underlying Portfolios

Each Portfolio, except Scudder Money Market Portfolio, may engage in futures, options, and other derivatives transactions in accordance with its respective investment objectives and policies. Each such Portfolio may engage in such transactions if it appears to the Advisor or, when applicable, an underlying portfolio's subadvisor, to be advantageous to do so, in order to pursue its objective, to hedge (i.e., protect) against the effects of fluctuating interest rates and to stabilize the value of its assets and not for speculation. The use of futures and options, and possible benefits and attendant risks, are discussed below along with information concerning certain other investment policies and techniques.



Bank and Savings and Loan Obligations for Scudder High Income Portfolio. Scudder High Income Portfolio may also invest in bank loans, which are typically senior debt obligations of borrowers (issuers) and as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans which hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower's assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes has a market value at the time of acquisition that equals or exceeds the principal amount of the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. It is important to note that Moody's and S&P generally rate bank loans a notch or two higher than high yield bonds of the same issuer to reflect their more senior position. The Portfolio may invest in both fixed- and floating-rate loans. In addition, bank loans can trade either as an "assignment" or "participation." When a Portfolio buys an assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are assignments and would therefore generally represent the preponderance of bank loans held by the Portfolio. In certain cases, the Portfolio may buy bank loans on a participation basis, if for example, the Portfolio did not want to become party to the bank agreement. However, in all cases, the Portfolio will not purchase bank loans where Deutsche Bank, or an affiliate, serves as an agent bank.

Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender. If the Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.

In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Portfolio and the borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the borrower, SEC interpretations require the Portfolio, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of the Portfolio's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a Portfolio's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Borrowing. Each Portfolio will borrow only when the Advisor or subadvisor believes that borrowing will benefit the Portfolio after taking into account considerations such as the costs of the borrowing. Borrowing by each Portfolio will involve special risk considerations. Although the principal of each Portfolio's borrowings will be fixed, a Portfolio's assets may change in value during the time a borrowing is outstanding, proportionately increasing exposure to capital risk.

Collateralized Obligations. Subject to its investment objectives and policies, a Portfolio may purchase collateralized obligations, including interest only ("IO") and principal only ("PO") securities. A collateralized obligation is a debt security issued by a corporation, trust or custodian, or by a US Government agency or instrumentality, that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, US Government securities or other assets. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. Collateralized obligations guaranteed by a US Government agency or instrumentality are considered US Government securities. Privately issued collateralized obligations collateralized by a portfolio of US Government securities are not direct obligations of the US Government or any of its agencies or instrumentalities and are not considered US Government securities. A variety of types of collateralized obligations are available currently and others may become available in the future.

Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile. Some collateralized obligations may not be as liquid as other securities. Since collateralized obligations may be issued in classes with varying maturities and interest rates, the investor may obtain greater predictability of maturity than with direct investments in mortgage-backed securities. Classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yield. This provides the investor with greater control over the characteristics of the investment in a changing interest rate environment. With respect to interest only and principal only securities, an investor has the option to select from a pool of underlying collateral the portion of the cash flows that most closely corresponds to the investor's forecast of interest rate movements. These instruments tend to be highly sensitive to prepayment rates on the underlying collateral and thus place a premium on accurate prepayment projections by the investor.

A  Portfolio,   other  than  Scudder  Money  Market  Portfolio,  may  invest  in collateralized obligations whose yield floats inversely against a specified index rate. These "inverse floaters" are more volatile than conventional fixed or floating rate collateralized obligations and the yield thereon, as well as the value thereof, will fluctuate in inverse proportion to changes in the index upon which rate adjustments are based. As a result, the yield on an inverse floater will generally increase when market yields (as reflected by the index) decrease and decrease when market yields increase. The extent of the volatility of inverse floaters depends on the extent of anticipated changes in market rates of interest. Generally, inverse floaters provide for interest rate adjustments based upon a multiple of the specified interest index, which further increases their volatility. The degree of additional volatility will be directly proportional to the size of the multiple used in determining interest rate adjustments. Currently, none of the Portfolios intends to invest more than 5% of its net assets in inverse floaters. Scudder Money Market Portfolio does not invest in inverse floaters.

A Portfolio will currently invest in only those collateralized obligations that are fully collateralized and that meet the quality standards otherwise applicable to the Portfolio's investments. Fully collateralized means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections. Thus, the collateralized obligations are structured to anticipate a worst-case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations. A worst-case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount. Reinvestment rate risk may be minimized by assuming very conservative reinvestment rates and by other means such as by maintaining the flexibility to increase principal distributions in a low interest rate environment. The effective credit quality of the collateralized obligations in such instances is the credit quality of the issuer of the collateral. The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy rating agencies, if rated. Payments of principal and interest on the underlying collateral securities are not passed through directly to the holders of the collateralized obligations as such. Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile. Some collateralized obligations may not be as liquid as other securities.

Collateralized obligations often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying securities are not passed through directly to holders of collateralized obligations, such obligations of varying maturities may be secured by a single portfolio or pool of securities, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. These relationships may in effect "strip" the interest payments from principal payments of the underlying securities and allow for the separate purchase of either the interest or the principal payments. Collateralized obligations are designed to be retired as the underlying securities are repaid. In the event of prepayment on or call of such securities, the class of collateralized obligation first to mature generally will be paid down first. Therefore, although in most cases the issuer of collateralized obligations will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure collateralized obligations that remain outstanding. It is anticipated that no more than 5% of a Portfolio's net assets will be invested in IO and PO securities. Governmentally-issued and privately issued IO's and PO's will be considered illiquid for purposes of a Portfolio's limitation on illiquid securities, however, the Board of Trustees may adopt guidelines under which governmentally-issued IO's and PO's may be determined to be liquid.

Concentration Risk. Scudder Technology Growth Portfolio concentrates its investments in the group of industries constituting the technology sector. As a result, market price movements, market saturation and rapid product obsolescence affecting companies in this field will have a significant impact on the portfolio's performance. Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.


Delayed Delivery Transactions. Scudder Aggressive Growth Portfolio, Scudder Global Blue Chip Portfolio, Scudder Government & Agency Securities Portfolio, Scudder High Income Portfolio, Scudder Fixed Income Portfolio, Scudder Strategic Income Portfolio, Scudder Technology Growth Portfolio, Scudder Total Return Portfolio, Scudder Mercury Large Cap Core Portfolio, Scudder Templeton Foreign Value Portfolio, SVS Davis Venture Value Portfolio, SVS Dreman Financial Services Portfolio, SVS Index 500 Portfolio, SVS INVESCO Dynamic Growth Portfolio, SVS Janus Growth And Income Portfolio, SVS Janus Growth Opportunities Portfolio, SVS Oak Strategic Equity Portfolio and SVS Turner Mid Cap Growth Portfolio may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased by the Portfolio with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. When the Portfolio enters into a delayed delivery transaction, it becomes obligated to purchase securities and it has all of the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. At the time a Portfolio makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time a Portfolio makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Portfolio generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.


Foreign Fixed-Income Securities. Since most foreign fixed-income securities are not rated, a Portfolio will invest in foreign fixed-income securities based upon the Advisor's or subadvisor's analysis without relying on published ratings. Since such investments will be based upon the Advisor or subadvisor's analysis rather than upon published ratings, achievement of a Portfolio's goals may depend more upon the abilities of the Advisor or subadvisor than would otherwise be the case.

The value of the foreign fixed-income securities held by a Portfolio, and thus the net asset value of the Portfolio's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities,
(b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Portfolio's investments in fixed-income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Portfolio's investments in foreign fixed-income securities, and the extent to which a Portfolio hedges against its interest rate, credit and currency exchange rate risks. Many of the foreign fixed-income obligations in which a Portfolio will invest will have long maturities. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed-income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Portfolio may be unable to collect all or any part of its investment in a particular issue.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Portfolio. A significant portion of the sovereign debt in which a Portfolio may invest is issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. The Money Market Portfolio effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of their responsibilities under Rule 2a-7 of the 1940 Act, the Fund's Board has approved policies established by the Portfolio's Advisor reasonably calculated to prevent the Fund's net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Fund's Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in the Portfolio's portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of the Portfolio will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Non-Diversified Portfolios. SVS Dreman Financial Services Portfolio and Scudder Technology Growth Portfolio are each classified as a "non-diversified" portfolio so that each will be able to invest more than 5% of its assets in the obligations of an issuer, subject to the diversification requirements of Subchapter M of the Internal Revenue Code applicable to the Portfolio. This allows each Portfolio, as to 50% of its assets, to invest more than 5% of its assets, but not more than 25%, in the securities of an individual foreign government or corporate issuer. Since the Portfolio may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, the Portfolio may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio.

Commercial Paper. Subject to its investment objectives and policies, each Scudder Variable Series II portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Portfolio through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor or Subadvisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Board of Trustees of the Fund, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the particular Portfolio on illiquid securities. The Advisor or Subadvisor monitors the liquidity of each Portfolio's investments in Section 4(2) paper on a continuing basis.

Short Sales Against-the-Box. Each Scudder Variable Series II portfolio (except Scudder Money Market Portfolio) may make short sales against-the-box for the purpose of, but not limited to, deferring realization of loss when deemed advantageous for federal income tax purposes. A short sale "against-the-box" is a short sale in which a Portfolio owns at least an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and at least equal in amount to, the securities sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the dates of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will incur transaction costs, including interest expenses in connection with opening, maintaining, and closing short sales against the box. Each Portfolio does not currently intend to engage in such short sales to the extent that more than 5% of its net assets will be held as collateral.

SPECIAL RISK FACTORS (SCUDDER VARIABLE SERIES II UNDERLYING PORTFOLIOS). There are risks inherent in investing in any security, including shares of each Portfolio. The Advisor and, when applicable, the subadvisor, attempts to reduce risk through a variety of means such as fundamental research, diversification and the use of strategic transactions; however, there is no guarantee that such efforts will be successful and each Portfolio's returns and net asset value will fluctuate over time. There are special risks associated with each Portfolio's investments that are discussed below.


Special Risk Factors -- Foreign Securities. Scudder Aggressive Growth Portfolio, Scudder Blue Chip Portfolio, Scudder Total Return Portfolio, Scudder Small Cap Growth Portfolio and Scudder INVESCO Dynamic Growth Portfolio invest mainly in US common stocks, but may invest up to 25% of total assets in foreign securities. Scudder Mercury Large Cap Core Portfolio may invest up to 10% of its total assets in foreign securities and Scudder Templeton Foreign Value Portfolio will invest at least 80% of its net assets in foreign securities. Scudder High Income Portfolio generally invests in US bonds or instruments, but up to 50% of total assets could be in bonds from foreign issuers. SVS Dreman Financial Services Portfolio may invest up to 30% of total assets in foreign securities. Scudder Fixed Income Portfolio generally invests in US bonds or instruments, but up to 25% of total assets could be in bonds from foreign issuers. Scudder Technology Growth Portfolio and SVS MFS Strategic Value Portfolio invest mainly in US stocks, but may invest up to 20% of net assets in foreign securities. SVS Dreman High Return Equity Portfolio, and SVS Dreman Small Cap Value Portfolio may invest up to 20% of net assets in US Dollar-denominated American Depositary Receipts ("ADRs") and in securities of foreign companies traded principally in securities markets outside the US. See "Investment Policies and Techniques -- Options and Financial Futures Transactions -- Foreign Currency Transactions." Scudder Money Market Portfolio and Scudder Government & Agency Securities Portfolio, each within its quality standards, may also invest in securities of foreign issuers. However, such investments will be in US Dollar denominated instruments.


Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in US securities and which may favorably or unfavorably affect a Portfolio's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the US market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the US and, at times, volatility of price can be greater than in the US. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on US markets, although the Advisor and subadvisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and

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

regulation of securities exchanges, brokers and listed companies in foreign countries than in the US. It may be more difficult for a Portfolio's agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect US investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a Portfolio seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

Special Risk Factors -- Small Company Risk. Scudder Small Cap Growth Portfolio and SVS Dreman Small Cap Value Portfolio intend to invest a substantial portion of their assets in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index, Russell 2000 Index and Russell 2000 Value Index, respectively. Other Portfolios may invest in small capitalization stocks to a lesser degree. Many small companies may have sales and earnings growth rates which exceed those of larger companies and such growth rates may in turn be reflected in more rapid share price appreciation over time; however, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies. Investors should therefore expect that the value of the shares of the Scudder Small Cap Growth Portfolio, SVS Dreman Small Cap Value Portfolio may be more volatile than the shares of a portfolio that invests in larger capitalization stocks.

All Scudder Variable Series I & II Underlying Portfolios

Asset-Backed Securities. Asset backed securities may include pools of mortgages ("mortgage-backed securities"), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of a fund's total assets invested in securities of issuers having their principal business activities in a particular industry, asset backed securities will be classified separately. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the funds to dispose of any then existing holdings of such securities. The Portfolios, except Fixed Income Portfolio and Total Return Portfolio, do not intend to invest more than 5% of total assets in asset-backed securities. Fixed Income Portfolio and Total Return Portfolio currently do not intend to invest more than 25% of total assets in asset-backed securities.

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

Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a fund's limitation on investments in illiquid securities.

Common Stocks. Certain underlying portfolios invest in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Portfolios may participate in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. Certain underlying portfolios may invest in convertible securities; that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which the Portfolios may invest include fixed-income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market values of convertible securities tends to decline as interest rates increase and, conversely, tend to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market values of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tend to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities

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

generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs").

Depositary Receipts. Investments in securities of foreign issuers may be in the form of sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depository Receipts typically issued by a US bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a Portfolio's investment policies, a Portfolio's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars, will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers' stock, a Portfolio avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

High Yield, High Risk Bonds. Certain portfolios may also purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's or below BBB by S&P or judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Portfolio's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A Portfolio may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Portfolio's ability to dispose of particular issues and may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing a Portfolio's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor and subadvisors not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with their own independent and ongoing review of credit quality. The achievement of a Portfolio's investment objective by investment in such securities may be more dependent on the Advisor's or subadvisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor or subadvisor will determine whether it is in the best interests of the Portfolio to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Scudder Fixed Income Portfolio will not invest more than 5% of its net assets in junk bonds.

Investing in Emerging Markets. A Portfolio's investments in foreign securities may be in developed countries or in countries considered by a Portfolio's Advisor or subadvisor to have developing or "emerging" markets, which involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a Portfolio's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a Portfolio may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics may be expected to continue in the future.

Most emerging securities markets have substantially less volume and are subject to less governmental supervision than US securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the US.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Portfolio is uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause a Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio security or, if a Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in US securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Portfolio of any restrictions on investments.

In the course of investment in emerging markets, a Portfolio will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While a Portfolio will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause a Portfolio to suffer a loss of value in respect of the securities in a Portfolio's holdings.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Portfolio's securities in such markets may not be readily available. A Portfolio may suspend redemption of its shares for any period during which an emergency exists, to the extent consistent with guidelines of the SEC.

Volume and liquidity in most foreign markets are less than in the US, and securities of many foreign companies are less liquid and more volatile than securities of comparable US companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on US exchanges, although a Portfolio endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the US Mail service between the US and foreign countries may be slower or less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Portfolio's investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

A Portfolio may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by a Portfolio defaults, a Portfolio may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies for defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A Portfolio's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by a Portfolio could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which a Portfolio makes its investments. A Portfolio's net asset value may also be affected by changes in the rates or methods of taxation applicable to a Portfolio or to entities in which a Portfolio has invested. The Advisor or subadvisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging market countries have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the country's balance of payments, including export performance, and its access to international credits and investments. An emerging market country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of a country's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging market countries receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of governmental issues of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of governmental issues to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging market countries to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates because the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Illiquid Securities and Restricted Securities. A Portfolio may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold
(i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

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

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

A Portfolio's Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Portfolio may be required to bear all or part of the registration expenses. A Portfolio may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a Portfolio may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A  Portfolio  may also  purchase  securities  that are not  subject  to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Portfolio may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Portfolio's decision to sell a restricted or illiquid security and the point at which a Portfolio is permitted or able to sell such security, a Portfolio might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Portfolio.

Interfund Borrowing and Lending Program. The Portfolios have received exemptive relief from the Securities and Exchange Commission ("SEC") which permits the Portfolios to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that a Portfolio (except Money Market Portfolio) may engage in reverse repurchase agreements and dollar rolls for any purpose.

Investment-Grade Bonds. "Investment-grade" bonds are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a Portfolio invests in higher-grade securities, a Portfolio will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Investment Company Securities. Each Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. Each Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

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

For example, a Portfolio may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their Net Asset Value ("NAVs"). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the S&P 500. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Investment of Uninvested Cash Balances. Each Portfolio, may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, each Portfolio (except Scudder Money Market Portfolio) may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management QP Trust or one or more future entities for which DeIM acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act
(collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by each Portfolio in shares of the Central Funds will be in accordance with Portfolio's investment policies and restrictions as set forth in its registration statement. Currently, Scudder Money Market Portfolio does not intend to investing in the Central Fund.

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

Certain of the Central Funds comply with Rule 2a-7 under the Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar-weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance each Portfolio's ability to manage Uninvested Cash.

Each Portfolio will invest Uninvested Cash in Central Funds only to the extent that each Portfolio's aggregate investment in the Central Funds does not exceed 25% of its total assets (except Scudder Fixed Income Portfolio cannot exceed 20% of its total assets) in shares of the Central Funds. Purchase and sales of shares of Central Funds are made at net asset value.

Lending of Portfolio Securities. Certain Portfolios may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the portfolio. A portfolio may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by a portfolio at any time, and (d) a portfolio receives reasonable interest on the loan (which may include the portfolio investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a portfolio's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a Portfolio may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Portfolio's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which a Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Portfolio may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts (REITs). Certain Portfolios may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject the Portfolio to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Portfolio's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Portfolio, a shareholder will bear not only his or her proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. Each Portfolio may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Portfolio acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Portfolio to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Portfolio) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price upon repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a Portfolio subject to a repurchase agreement as being owned by a Portfolio or as being collateral for a loan by a Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Portfolio has not perfected a security interest in the Obligation, a Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a Portfolio, the Advisor or Sub Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Portfolio may incur a loss if the proceeds to a Portfolio of the sale to a third party are less than the repurchase price. However, if the market value
(including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. Each Portfolio (except Scudder Money Market Portfolio) may enter into "reverse repurchase agreements," which are repurchase agreements in which a Portfolio, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. Each Portfolio maintains a segregated account in connection with outstanding reverse repurchase agreements. A Portfolio will enter into reverse repurchase agreements only when the Advisor or Subadvisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Portfolio assets and its yield.

Variable Rate Securities. Scudder Total Return Portfolio and Scudder Strategic Income Portfolio may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. The Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Strategic Transactions and Derivatives (all underlying Scudder Variable Series I & II portfolios except Capital Growth Portfolio, International Portfolio and Scudder Money Market Portfolio).

A Portfolio may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in a portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a Portfolio may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Portfolio's assets (20% for SVS Index 500 Portfolio) will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Portfolio to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. A Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Portfolio, and each Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a Portfolio.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in a Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Portfolio's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Portfolio assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Portfolio the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Portfolio's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Portfolio's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC  options  are  purchased  from  or  sold to  securities  dealers,  financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Portfolio will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Portfolio to require the Counterparty to sell the option back to a Portfolio at a formula price within seven days. A Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, a Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Portfolio will engage in OTC option transactions only with US Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from Standard & Poor's Ratings Services ("S&P") or P-1 from Moody's Investors Service ("Moody's") or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the Securities and Exchange Commission (the "SEC") currently takes the position that OTC options purchased by a Portfolio, and portfolio securities "covering" the amount of a Portfolio's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Portfolio's limitation on investing no more than 15% of its net assets in illiquid securities.

If a Portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Portfolio's income. The sale of put options can also provide income.

A Portfolio may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Portfolio must be "covered" (i.e., a Portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Portfolio will receive the option premium to help protect it against loss, a call sold by a Portfolio exposes a Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Portfolio to hold a security or instrument which it might otherwise have sold.

A Portfolio may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A Portfolio will not sell put options if, as a result, more than 50% of a Portfolio's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Portfolio may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A Portfolio may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Portfolios of Scudder Variable Series II have claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Portfolios of Scudder Variable Series II are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.

Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a Portfolio to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Portfolio. If a Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. A Portfolio also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

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

Currency Transactions. A Portfolio may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Portfolio may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A Portfolio's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated in, exposed to or generally quoted in that currency.

A Portfolio generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated in, exposed to or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or in which a Portfolio expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Portfolio's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Portfolio's portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a Portfolio's securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. If a Portfolio enters into a currency hedging transaction, a Portfolio will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

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

Combined Transactions. A Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.


Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Portfolio may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date. A Portfolio will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Portfolio will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and a Portfolio believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value", of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of "buying" credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the Portfolio's holdings, or "selling" credit protection, i.e., attempting to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. Where the Portfolio is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio will only sell credit protection with respect to securities in which it would be authorized to invest directly. The Portfolio currently considers credit default swaps to be illiquid and treats the market value of the contract as illiquid for purposes of determining compliance with the Portfolio's restrictions on investing in illiquid securities.

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

If the Portfolio is a buyer of a credit default swap and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if the Portfolio is a buyer and an event of default occurs, the Portfolio will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income through the term of the contract (typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swaps involve greater risks than if the Portfolio had invested in the reference obligation directly.

The Portfolio may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates. By investing in certificates representing interests in a basket of credit default swaps, the Fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties. For example, the CDX EM is a tradable basket of 19 credit default swaps on country credits which seeks to replicate the returns on the indices of a broad group of emerging markets countries. The credits are a subset of the countries represented by the JPMorgan Emerging Markets Bond Index Global Diversified. By purchasing interests in CDX EM, the Portfolio is gaining emerging markets exposure through a single investment. Unlike other types of credit default swaps which are generally considered illiquid, credit default swap certificates generally can be sold within seven days and are not subject to the Portfolio's restrictions on investing in illiquid securities.

No more than 5% of a Portfolio's assets may be invested in credit default swaps for the purposes of buying credit protection. A Portfolio will only sell credit protection with respect to securities in which it would be authorized to invest directly. A Portfolio may also borrow up to 5% of that Portfolio's net assets against called and tendered bonds in the Portfolio. For the risks associated with borrowing, please see the "Borrowing" subsection of the "Investment Restrictions" section of this Statement of Additional Information.

Bond Portfolio may invest up to 15% of their total assets in credit default swaps for both hedging and non-hedging purposes. Scudder Total Return Portfolio may invest up to 15% of its total assets in credit default swaps.

Swaps have special risks associated including possible default by the counterparty to the transaction, illiquidity and, where swaps are used for hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. Whether the use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.




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Eurodollar   Instruments.   A  Portfolio  may  make  investments  in  Eurodollar
instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Portfolio segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Portfolio will require a Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Portfolio on an index will require a Portfolio to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio requires a Portfolio to segregate cash or liquid assets equal to the exercise price.

Except when a Portfolio enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Portfolio to buy or sell currency will generally require a Portfolio to hold an amount of that currency or liquid assets denominated in that currency equal to a Portfolio's obligations or to segregate cash or liquid assets equal to the amount of a Portfolio's obligation.

OTC options entered into by a Portfolio, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Portfolio sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a

Portfolio, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Portfolio sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a Portfolio will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Portfolio other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Portfolio will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Portfolio must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Portfolio's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a Portfolio. Moreover, instead of segregating cash or liquid assets if a Portfolio held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Warrants. Each Portfolio may invest in warrants up to five percent of the value of its respective net assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Portfolio were not exercised by the date of its expiration, a Portfolio would lose the entire purchase price of the warrant.

Zero Coupon Government Securities. Subject to its investment objective and policies, a Portfolio may invest in zero coupon US Government securities. Zero coupon bonds are purchased at a discount from the face amount. The buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. These securities may include those created directly by the US Treasury and those created as collateralized obligations through various proprietary custodial, trust or other relationships. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon bonds created as collateralized obligations are similar to those created through the US Treasury, but the former investments do not provide absolute certainty of maturity or of cash flows after prior classes of the collateralized obligations are retired. No Portfolio currently intends to invest more than 20% of its net assets in zero coupon US Government securities.

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

Scudder Real Estate Securities Portfolio

Equity and Equity Equivalents. In addition to investing in common stocks, the Portfolio may invest in other equity securities and equity equivalents, including securities that permit the Portfolio to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the Portfolio to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity security equivalents include preferred stock, convertible preferred stock and convertible debt securities.

The Portfolio will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by the Standard & Poor's division of The McGraw-Hill Companies, Inc. ("S&P") or B3 by Moody's Investors Service ("Moody's"), or, if not rated by S&P and Moody's, are of equivalent investment quality as determined by the Subadvisor. The Portfolio's investments in convertible debt securities and other high-yield/high-risk, nonconvertible debt securities rated below investment-grade will comprise no more than 20% of the Portfolio's net assets. Debt securities rated below the four highest categories are not considered "investment-grade" obligations.

These securities have speculative characteristics and present more credit risk than investment-grade obligations. Equity equivalents also may include securities whose value or return is derived from the value or return of a different security.

Debt Securities. The Portfolio may invest in debt securities because the Portfolio has current income as a secondary investment objective. As a result, the Portfolio may invest in debt securities when the Subadvisor believes such securities represent an attractive investment for the Portfolio. It is intended that the Portfolio may invest in debt securities for income or as a defensive strategy when the Subadvisor believes adverse economic or market conditions exist.

The value of the debt securities in which the Portfolio may invest will fluctuate based upon changes in interest rates and the credit quality of the issuer. Debt securities that comprise part of the Portfolio's fixed-income portfolio will be limited primarily to "investment-grade" obligations. However, the Portfolio may invest up to 5% of its assets in "high-yield/high-risk" securities. "Investment grade" means that at the time of purchase, such obligations are rated within the four highest categories by a nationally recognized statistical rating organization (for example, at least Baa by Moody's or BBB by S&P), or, if not rated, are of equivalent investment quality as determined by the Subadvisor. According to Moody's, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&P's belief that a security exhibits a satisfactory degree of safety and capacity for repayment, but is more vulnerable to adverse economic conditions and changing circumstances.

"High-yield" securities, sometimes referred to as "junk bonds," are higher risk,
non-convertible   debt  obligations   that  are  rated  below   investment-grade
securities, or are unrated, but with similar credit quality.

There are no credit or maturity restrictions on the fixed-income securities in which the high-yield portion of the Portfolio's portfolio may be invested. Debt securities rated lower than Baa by Moody's or BBB by S&P or their equivalent are considered by many to be predominantly speculative. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such securities than is the case with higher quality debt securities. Regardless of rating levels, all debt securities considered for purchase by the Portfolio are analyzed by the Subadvisor to determine, to the extent reasonably possible, that the planned investment is sound, given the investment objectives of the Portfolio.

The Portfolio will not necessarily dispose of high-yield securities if the aggregate value of such securities exceeds 5% of the Portfolio's assets, if such level is exceeded as a result of market appreciation of the value of such securities or market depreciation of the value of the other assets of the Portfolio. Rather, the Subadvisor will cease purchasing any additional high-yield securities until the value of such securities is less than 5% of the Portfolio's assets and will monitor such investments to determine whether continuing to hold such investments is likely to assist the Portfolio in meeting its investment objective.

In addition, the value of the Portfolio's investments in fixed-income securities will change as prevailing interest rates change. In general, the prices of such securities vary inversely with interest rates. As prevailing interest rates fall, the prices of bonds and other securities that trade on a yield basis generally rise. When prevailing interest rates rise, bond prices generally fall. These changes in value may, depending upon the particular amount and type of fixed-income securities holdings of the Portfolio, impact the net asset value of the Portfolio's shares.

Notwithstanding the fact that the Portfolio will invest primarily in equity securities, under adverse market or economic conditions, the Portfolio may temporarily invest all or a substantial portion of its assets in cash or investment-grade short-term securities. To the extent that the Portfolio assumes a defensive position, it will not be investing for long-term capital appreciation. When the Portfolio is invested for temporary defensive purposes, it may not pursue or achieve its investment objective.

Convertible Debt Securities. A convertible debt security is a fixed-income security that offers the potential for capital appreciation through a conversion feature that enables the holder to convert the fixed-income security into a stated number of shares of common stock. As fixed-income securities, convertible debt securities provide a stable stream of income with generally higher yields than common stocks. Because convertible debt securities offer the potential to benefit from increases in the market price of the underlying common stock, they generally offer lower yields than non-convertible securities of similar quality. Like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. In addition, there can be no assurance of capital appreciation because the value of the underlying common stock will fluctuate.

Convertible debt securities generally are subordinated to other similar but non-convertible debt securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Real Estate Investment Trusts. The Portfolio intends to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes (calculated at the time of any investment), in equity securities of real estate investment trusts and real estate companies. A company is considered to be a real estate company if, in the opinion of the Subadvisor, at least 50% of its revenues or 50% of the market value of its assets at the time its securities are purchased by the Portfolio are attributed to the ownership, construction, management or sale of real estate.

A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry. Some REITs, called equity REITs, buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Other REITs, called mortgage REITS, lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. There are also hybrid REITs which engage in both owning real estate and making loans.

Short Sales. The Portfolio may engage in short sales, if, at the time of the short sale, the Portfolio owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short (i.e., a short sale "against the box").

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If the Portfolio engages in a short sale, the collateral account will be maintained by State Street Bank and Trust Company, the Portfolio's custodian. While the short sale is open, the Portfolio will maintain, in a segregated custodial account, an amount of securities convertible into, or exchangeable for, such equivalent securities at no additional cost. These securities would constitute the Portfolio's long position.

There will be certain additional transaction costs associated with short sales, but the Portfolio will endeavor to offset these costs with returns from the investment of the cash proceeds of short sales.

Derivative Securities. To the extent permitted by its investment objective and policies, the Portfolio may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is based on or derived from a traditional security, asset or market index. Certain derivative securities are described more accurately as index structured securities. Index structured securities are derivative securities whose value or performance is linked to other equity securities (such as depository receipts), interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Portfolio from exposure to changing interest rates, securities prices, and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

The Portfolio may not invest in a derivative security if it would be possible for the Portfolio to lose more money than it invested, or unless the reference index or the instrument to which it relates is an eligible investment for the Portfolio.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

There is a range of risks associated with derivative investments, including:

o The risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Subadvisor anticipates.

o The possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange on which the derivative is traded, either of which may make it difficult or impossible to close out a position when desired.

o        The risk that the other party will fail to perform its obligations.

Other Investment Companies. The Portfolio may invest up to 10% of its total assets in other mutual funds, including those of the Advisor or Subadvisor provided that the investment is consistent with the Portfolio's investment policies and restrictions. Under the 1940 Act, the Portfolio's investment in such securities, subject to certain exceptions, currently is limited to (a) 3% of the total voting stock of any one investment company; (b) 5% of the Portfolio's total assets with respect to any one investment company; and (c) 10% of the Portfolio's total assets in the aggregate. Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers' commissions. As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the management fee than the Portfolio bears directly in connection with its own operations.

Repurchase Agreements. The Portfolio may invest in repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of the Portfolio.

A repurchase agreement occurs when, at the time the Portfolio purchases an interest-bearing obligation, the seller (a bank or a broker-dealer registered under the Securities Exchange Act of 1934) agrees to purchase it on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Portfolio's money is invested in the security.

Because the security purchased constitutes a security for the repurchase obligation, a repurchase agreement can be considered a loan collateralized by the security purchased. The Portfolio's risk is the ability of the seller to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Portfolio may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the Portfolio could experience a loss.

The Portfolio will limit repurchase agreement transactions to securities issued by the US government and its agencies and instrumentalities, and will enter into such transactions with those banks and securities dealers who are deemed creditworthy pursuant to criteria adopted by the Portfolio's Board of Trustees or its designee.

The Portfolio will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.


When-Issued and Forward Commitment Agreements. The Portfolios may sometimes purchase new issues of securities on a when-issued or forward commitment basis in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later).


When purchasing securities on a when-issued or forward commitment basis, the Portfolio assumes the rights and risks of ownership, including the risks of price and yield fluctuations. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of such a security may decline prior to delivery, which could result in a loss to the Portfolio. While the Portfolio will make commitments to purchase or sell securities with the intention of actually receiving or delivering them, it may sell the securities before the settlement date if doing so is deemed advisable as a matter of investment strategy. In purchasing securities on a when-issued or forward commitment basis, the Portfolio will establish and maintain a segregated account consisting of cash, cash equivalents or other appropriate liquid securities until the settlement date in an amount sufficient to meet the purchase price. When the time comes to pay for the when-issued securities, the Portfolio will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, by selling the when-issued securities themselves (which may have a market value greater or less than the Portfolio's payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate taxable capital gains or losses.

Restricted and Illiquid Securities. The Portfolio may, from time to time, purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities") or illiquid securities, including Rule 144A securities, when they present attractive investment opportunities that otherwise meet the Portfolio's criteria for investment. The Portfolio may invest up to 15% of its net assets in such securities. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered restricted securities, they are not necessarily illiquid.

With respect to securities eligible for resale under Rule 144A, the staff of the SEC has taken the position that the liquidity of such securities is a question of fact for the Board of Trustees of the Portfolio to determine, based upon a consideration of the readily available trading markets and the review of any contractual restrictions. Accordingly, the Board is responsible for developing and establishing the guidelines and procedures for determining the liquidity of Rule 144A securities. As allowed by Rule 144A, the Board has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the Subadvisor. The Board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

Because the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and the Portfolio may, from time to time, hold a Rule 144A or other security that is illiquid. In such an event, the Subadvisor will consider appropriate remedies to minimize the effect on the Portfolio's liquidity.

Short-Term Securities. In order to meet anticipated redemptions, to hold pending the purchase of additional securities for the portfolio, or, in some cases, for temporary defensive purposes, the Portfolio may invest a portion of its assets in money market and other short-term securities. When the Portfolio is invested for temporary defensive purposes, it may not achieve or pursue its investment objectives.

Examples of short-term securities include:

o Securities issued or guaranteed by the US government and its agencies and instrumentalities;

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

o        Commercial paper;

o        Certificates of deposit and euro dollar certificates of deposit;

o        Bankers' acceptances;

o        Short-term notes, bonds, debentures or other debt instruments; and

o        Repurchase agreements.

The Portfolio may also invest up to 5% of its total assets in any money market fund, including those advised by the Advisor or subadvisor.

Futures and Options. The Portfolio may enter into futures contracts, options on futures contracts and options on securities and indices. Generally, futures transactions may be used to:

o Protect against a decline in market value of the Portfolio's securities (taking a short futures position);

o Protect against the risk of an increase in market value for securities in which the Portfolio generally invests at a time when the Portfolio is not fully invested (taking a long futures position); and

o Provide a temporary substitute for the purchase of an individual security that may not be purchased in an orderly fashion.

Some futures and options strategies, such as selling futures, buying puts and writing calls, hedge the Portfolio's investments against price fluctuations. Other strategies, such as buying futures, writing puts and buying calls, tend to increase market exposure.

Although other techniques may be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolio pays brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.

For example, the sale of a future by the Portfolio means the Portfolio becomes obligated to deliver the security (or securities, in the case of an index future) at a specified price on a specified date. The purchase of a future means the Portfolio becomes obligated to buy the security (or securities) at a specified price on a specified date. Futures contracts provide for the sale by one party and purchase by another party of a specific security at a specified future time and price. The subadvisor may engage in futures and options transactions based on securities indices that are consistent with the Portfolio's investment objectives. An example of an index that may be used is the S&P 500(R) Index. The managers also may engage in futures and options transactions based on specific securities, such as US Treasury bonds or notes. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (the "CFTC"), a US government agency.

Index futures contracts differ from traditional futures contracts in that when delivery takes place, no stocks or bonds change hands. Instead, these contracts settle in cash at the spot market value of the index. Although other types of futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. A futures position may be closed by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold or selling a contract that has previously been bought).

Unlike the situation in which the Portfolio purchases or sells an equity security, no price is paid or received by the Portfolio upon the purchase or sale of the future. Initially, the Portfolio will be required to deposit an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. A margin deposit does not constitute margin transactions for purposes


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

of the Portfolio's investment restrictions. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, brokers may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account is not income producing. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying securities or index fluctuates, making the future more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the Portfolio as unrealized gains or losses. At any time prior to expiration of the future, the Portfolio may elect to close the position by taking an opposite position that will operate to terminate its position in the future. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or gain.

Options on Securities. The Portfolio may purchase and write (sell) put and call options on securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.

The Portfolio may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, the Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio. All options written by the Portfolio are "covered."

A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the Portfolio in cash or liquid securities.

When the Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Portfolio may continue to hold a security which might otherwise have been sold to protect against depreciation in the market price of the security.

A put option written by the Portfolio is "covered" when, among other things, cash or liquid securities are placed in a segregated account to fulfill the obligations undertaken. When the Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

The Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Portfolio will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio may enter into a "closing sale transaction" which involves liquidating the Portfolio's position by selling the option previously purchased. Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received.

The Portfolio may also purchase call and put options on any securities in which they may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

The Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held by the Portfolio at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio. Put options also may be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities that the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Portfolio may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If the Portfolio cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell or deliver a security it would otherwise retain. The Portfolio may also purchase and sell options traded on US exchanges and, to the extent permitted by law, options traded over-the-counter.

The Portfolio may also engage in options transactions in the over-the-counter ("OTC") market with broker-dealers who make markets in these options. The Portfolio will engage in OTC options only with broker-dealers deemed by the subadvisor to be creditworthy. The ability to terminate OTC option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolio will purchase such options only from a counter party approved for these purposes by the Subadvisor. The subadvisor will monitor the creditworthiness of dealers with whom the Portfolio enters into such options transactions.

Options on Indices. The Portfolio may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.

Options on securities  indices are similar to options on securities  except that
(1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

As discussed in "Options on Securities," the Portfolio would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to receive upon exercise a cash payment based on the level of the index on the exercise date. The Portfolio would ordinarily have a gain if the value of the index increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the index remained at or below the exercise price during the option period.

As discussed in "Options on Securities," the Portfolio would normally purchase "protective puts" in anticipation of a decline in the market value of the relevant index. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to receive upon exercise a cash payment based on the level of the index on the exercise date. The purchase of protective puts is generally designed to offset or hedge against a decline in the market value of the index. The Portfolio would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the securities market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. Accordingly, successful use by the Portfolio of options on securities indices will be subject to the Subadvisor's ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities.

Options on Futures. By purchasing an option on a futures contract, the Portfolio obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed strike price. The Portfolio can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the Portfolio completes the sale of the underlying security at the strike price. Purchasing an option on a futures contract does not require the Portfolio to make margin payments unless the option is exercised.

Although it does not currently intend to do so, the Portfolio may write (or sell) call options that obligate them to sell (or deliver) the option's underlying instrument upon exercise of the option. While the receipt of option premiums would mitigate the effects of price declines, the Portfolio would give up some ability to participate in a price increase on the underlying security. If the Portfolio were to engage in options transactions, it would own the futures contract at the time a call was written and would keep the contract open until the obligation to deliver it pursuant to the call expired.

Risks Related to Futures and Options Transactions. Futures and options prices can be volatile, and trading in these markets involves certain risks. If the Subadvisor utilizes a hedge at an inappropriate time or judges interest rate or equity market trends incorrectly, futures and options strategies may lower the Portfolio's return.

The Portfolio could suffer losses if it is unable to close out its position because of an illiquid secondary market. Futures contracts may be closed out only on an exchange that provides a secondary market for these contracts, and there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time.

Consequently, it may not be possible to close a futures position when the Subadvisor considers it appropriate or desirable to do so. In the event of adverse price movements, the Portfolio would be required to continue making daily cash payments to maintain its required margin. If the Portfolio had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when the Subadvisor would not otherwise elect to do so. In addition, the Portfolio may be required to deliver or take delivery of instruments underlying futures contracts it holds. The Subadvisor will seek to minimize these risks by limiting the contracts entered into on behalf of the Portfolio to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

The Portfolio could suffer losses if the prices of its futures and options positions were poorly correlated with its other investments, or if securities underlying futures contracts purchased by the Portfolio had different maturities than those of the portfolio securities being hedged. Such imperfect correlation may give rise to circumstances in which the Portfolio loses money on a futures contract at the same time that it experiences a decline in the value of its hedged portfolio securities. The Portfolio also could lose margin payments it has deposited with a margin broker, if, for example, the broker became bankrupt.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. However, the daily limit governs only price movements during a particular trading day and, therefore, does not limit potential losses. In addition, the daily limit may prevent liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the Portfolio generally will only purchase or write such an option if the Subadvisor believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase such options unless the Subadvisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Portfolio's holdings may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Subadvisor may be forced to liquidate portfolio securities to meet settlement obligations. The Portfolio's activities in index options may also be restricted by the requirements of the Code for qualification as a regulated investment company.

In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Restrictions on the Use of Futures Contracts and Options. Under CFTC regulations, the Portfolio may enter into futures and options transactions (a) for hedging purposes without regard to the percentage of assets committed to initial margin and option premiums or (b) for purposes other than hedging, provided that assets committed to initial margin and option premiums do not exceed 5% of the Portfolio's total assets. To the extent required by law, the Portfolio will segregate cash or securities on its records in an amount sufficient to cover its obligations under the futures contracts and options.

Non-diversification. The Portfolio is classified as a non-diversified management investment company under the 1940 Act, which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Portfolio's assets in the securities of a small number of issuers may cause the Portfolio's share price to fluctuate more than that of a diversified fund.

Lending of Portfolio Securities. The Portfolio has the authority to lend up to 33.3% of the total value of its securities to brokers, dealers and other financial organizations. The Portfolio will not lend securities to the Advisor, the Subadvisor, the Distributor or their affiliates, except as may be permitted by the 1940 Act or an order from the SEC. The Board of Trustees will make a determination that the fee paid to the placing broker is reasonable. These loans must be collateralized by cash or liquid securities at least equal to the market value of the securities loaned plus accrued income. By lending its securities, the Portfolio may increase its income by continuing to receive payments in respect of dividends and interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when irrevocable letters of credit and US Government securities are used as collateral. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. From time to time, the Portfolio may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and that is acting as a "finder."

The Portfolio will adhere to the following conditions whenever its securities are loaned: (1) the Portfolio must receive at least 100% collateral consisting of cash or equivalent securities of the type discussed above at least equal to the market value of the securities loaned plus accrued interest from the borrower; (2) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (3) the Portfolio must be able to terminate the loan at any time;
(4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Portfolio must retain the right to terminate the loan and recall and vote the securities.

During the term of the loan, the Portfolio continues to bear the risk of fluctuations in the price of the loaned securities. In lending securities to brokers, dealers and other organizations, the Portfolio is subject to risks which, like those associated with other extensions of credit, include delays in receiving additional collateral, in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Default by or bankruptcy of a borrower would expose the Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities. The Portfolio is a party to an exemptive order from the SEC which allows cash collateral to be invested in a money market fund managed by the Advisor or the Subadvisor (or one of its affiliates) and the Advisor (or one of its affiliates) may serve as the Portfolio's lending agent and may share in revenue received from securities lending transactions as compensation for this service.

Investment of Uninvested Cash Balances. The Portfolio may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions or dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an exemptive order issued by the SEC, the Portfolio may use Uninvested Cash to purchase shares of affiliated funds, including money market funds and Scudder Cash Management QP Trust, or entities for the which the Advisor may act as investment advisor now or in the future that operate as cash management investment vehicles but are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of
Section 12(d)(1) of the 1940 Act. Investment by the Portfolio in shares of the Central Funds will comply with Rule 2a-7 under the 1940 Act and will be in accordance with the Portfolio's investment policies and restrictions.

The Portfolio will invest Uninvested Cash in Central Funds only to the extent that the Portfolio's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

                             MANAGEMENT OF THE FUND

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management (DeAM), is the investment advisor for the Portfolios. Under the supervision of the Fund's Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes each Portfolio's investment decisions, buys and sells securities for the Portfolios and conducts research that leads to these purchase and sale decisions. DeIM, together with its predecessors, has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The Portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, DeAM Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM, together with its predecessors, is one of the most experienced investment counsel firms in the US. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the US investing internationally in securities of issuers in several foreign countries. The predecessor firm to DeIM reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, Scudder changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.

The Advisor manages each Portfolio's daily investment and business affairs subject to the policies established by the Fund's Board of Trustees.

Pursuant to an investment management agreement (each an "Agreement" and, collectively the "Agreements") with each Portfolio, the Advisor acts as each Portfolio's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as directors or officers of one or more funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as subadvisors to perform certain of the Advisor's duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor's international investment management team travels the world researching hundreds of companies. In selecting securities in which a Portfolio may invest, the conclusions and investment decisions of the Advisor are based primarily on the analyses of its research department.

In certain cases, the investments for a Portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Portfolio is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Portfolio can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Portfolio.

Each Portfolio is managed by a team of investment professionals who each play an important role in a Portfolio's management process. Team members work together to develop investment strategies and select securities for a Portfolio's portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Portfolio investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Portfolios, as well as team members who have other ongoing management responsibilities for each Portfolio, are identified in each Portfolio's prospectus, as of the date of the Portfolio's prospectus. Composition of the team may change over time, and Portfolio shareholders and investors will be notified of changes affecting individuals with primary Portfolio management responsibility.


The Agreements for the Portfolios were most recently approved by the Trustees on January 13, 2004. The Agreements each have an initial term ending September 30, 2005 and continue in effect from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Fund ("Independent Trustee") cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Trustees or of a majority of the outstanding voting securities of the Portfolios.


The Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of its assignment.

Under each  Agreement,  the  Advisor  regularly  provides  each  Portfolio  with continuing investment management consistent with each Portfolio's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Portfolio's assets shall be held uninvested, subject to the Fund's Declaration of Trust, By-Laws, the 1940 Act, the Code and to each Portfolio's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees may from time to time establish. The Advisor also advises and assists the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Portfolio.

Under each Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Portfolio's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Portfolio (such as the Portfolios' transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Portfolios' federal, state and local tax returns; preparing and filing the Portfolios' federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Portfolio under applicable federal and state securities laws; maintaining the Portfolios' books and records to the extent not otherwise maintained by a third party;

assisting in establishing accounting policies of each Portfolio; assisting in the resolution of accounting and legal issues; establishing and monitoring the Portfolios' operating budget; processing the payment of each Portfolio's bills; assisting each Portfolio in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Portfolio in the conduct of its business, subject to the direction and control of the Trustees.

Pursuant to a sub-accounting and administrator agreement among the Advisor, Scudder Fund Accounting Corporation ("SFAC") and State Street Bank and Trust Company ("SSB"), the Advisor has delegated certain administrative functions to SSB under the Agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Portfolios.

The Portfolios each pay the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio                         Fee Rate
-----------------------------------------                         --------

$0-$500 million                                                   0.150%
next $500 million                                                 0.140%
next $500 million                                                 0.130%
next $1 billion                                                   0.120%
Over $2.5 billion                                                 0.110%

In addition to their investment management fee, each Portfolio will also bear its pro rata share of the investment management fees of all the underlying portfolios in which it invests.

For the year ended December 31, 2004, the Advisor agreed to limit its fees and reimburse expenses of Scudder Conservative Income Strategy Portfolio, Scudder Growth & Income Strategy Portfolio, Scudder Growth Strategy Portfolio and Scudder Income & Growth Strategy Portfolio to the extent necessary to maintain the annualized expenses of Class B shares at 0.75%, 0.75%, 0.75% and 0.75%, respectively. For the year ended December 31, 2004, the Advisor waived $363, $9,387, $11,104 and $3,818 of management fees, respectively. Accordingly, for the year ended December 31, 2004, the fee pursuant to the investment management agreement was equivalent to an annualized effective rate of 0.00% of each Portfolio's average daily net assets.

In addition, for the year ended December 31, 2004, the Advisor waived $28,805, $9,381, $11,097 and $15,697 of other expenses for Scudder Conservative Income Strategy Portfolio, Scudder Growth & Income Strategy Portfolio, Scudder Growth Strategy Portfolio and Scudder Income & Growth Strategy Portfolio, respectively.

Under each Agreement, a Portfolio is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of a Portfolio who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. A Portfolio may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Portfolio. A Portfolio is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Fund with respect thereto.

In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreement, the Independent Trustees of the Fund are represented by independent counsel at the Fund's expense.

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Portfolio in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Portfolios' custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of a Portfolio that may have different distribution arrangements or expenses, which may affect performance.

None of the officers or Trustees of the Fund may have dealings with a Portfolio as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of a Portfolio.

The term Scudder Investments is the designation given to the services provided by the Advisor and its affiliates to the Scudder Family of Funds.

Board Considerations in Connection with Approval of New Investment Management Agreements for the Portfolios


The Trustees approved each Portfolio's current investment management agreement on January 13, 2004. In connection with their deliberations, the Trustees considered such information and factors as they believed, in the light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant to the interests of the shareholders of the Fund. The factors considered by the Trustees included, among others, the nature, quality and extent of services to be provided by the Advisor to the Fund;
investment performance of other similar funds managed by the Advisor and relative to appropriate peer groups and market indices; investment management fees, expense ratios and expected asset size of each Portfolio; the Advisor's profitability from managing other similar funds before marketing expenses paid by the Advisor; possible economies of scale; and possible financial and other benefits to the Advisor from serving as investment advisor and from affiliates of the Advisor providing various services to other funds. In assessing the possible financial and other benefits to the Advisor and its affiliates, the benefits considered by the Trustees included research services available to the Advisor by reason of brokerage business generated by other funds.


The Trustees requested and received extensive information from the Advisor in connection with their consideration of the factors cited above. The Trustees met privately with their independent legal counsel on several occasions to review this information, and requested and received additional information on a range of topics.

Fees and Expenses of Underlying Portfolios

As noted above, the Portfolios will bear their pro rata share of the underlying portfolios' fees and expenses. The management fees and total operating expenses of the underlying portfolios during their most recent fiscal year are described in the following table. Reimbursement and/or waiver arrangements applicable to certain underlying portfolios caused the net fees and/or expenses for those funds to be lower than the values below.

The information in the table does not reflect charges and fees associated with the separate account that invests in a portfolio or any variable life insurance policy or variable annuity contract for which a portfolio is an investment option. These charges and fees will increase expenses.

Name                                                        Total Expenses (%)        Management Fees (%)
----                                                        ------------------        -------------------

Growth and Income Portfolio                                         0.54(1)                   0.47
Capital Growth Portfolio                                            0.49(2)                   0.45
Global Discovery Portfolio                                          1.18(3)                   0.98
International Portfolio                                             1.04(4)                   0.87
Health Sciences Portfolio                                           0.88(5)                   0.75
Scudder Aggressive Growth Portfolio                                 0.95(6)                   0.75
Scudder Blue Chip Portfolio                                         0.70(7)                   0.65
Scudder Large Cap Value Portfolio                                   0.80(8)                   0.75
Scudder Fixed Income Portfolio                                      0.66(9)                   0.60



                                       75

Name                                                        Total Expenses (%)        Management Fees (%)
----                                                        ------------------        -------------------


Scudder Global Blue Chip Portfolio                                  1.44(10)                  1.00
Scudder Government & Agency Securities Portfolio                    0.61                      0.55
Scudder High Income Portfolio                                       0.66                      0.60
Scudder International Select Equity Portfolio                       0.89                      0.75
Scudder Money Market Portfolio                                      0.80(11)                  0.75
Scudder Small Cap Growth Portfolio                                  0.71(12)                  0.65
Scudder Strategic Income Portfolio                                  0.84(13)                  0.65
Scudder Technology Growth Portfolio                                 0.83(14)                  0.75
Scudder Total Return Portfolio                                      0.51(15)                  0.45
Scudder Mercury Large Cap Core Portfolio                            1.14(16)                  0.95
Scudder Templeton Foreign Value Portfolio                           1.14(17)                  0.95
SVS Davis Venture Value Portfolio                                   1.05(18)                  0.95
SVS Dreman Financial Services Portfolio                             0.84(19)                  0.75
SVS Dreman High Return Equity Portfolio                             0.78(20)                  0.73
SVS Dreman Small Cap Value Portfolio                                0.79(21)                  0.75
SVS Index 500 Portfolio                                             0.29(22)                  0.20
SVS INVESCO Dynamic Growth Portfolio                                1.30(23)                  1.00
SVS Janus Growth And Income Portfolio                               0.86(24)                  0.75
SVS Janus Growth Opportunities Portfolio                            0.86(25)                  0.75
SVS MFS Strategic Value Portfolio                                   1.15(26)                  0.95
SVS Oak Strategic Equity Portfolio                                  1.10(27)                  0.95
SVS Turner Mid Cap Growth Portfolio                                 1.19(28)                  1.00
Scudder Real Estate Securities Portfolio                            1.10(29)                  0.90


(1) Pursuant to their respective agreements with Scudder Variable Series I, the advisor, the underwriter and the accounting agent have agreed, through April 30, 2008, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Growth and Income Portfolio to 0.54%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.


(2) Pursuant to an agreement with Scudder Variable Series I, the advisor, the underwriter and the accounting agent have agreed, through April 30, 2008, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Capital Growth Portfolio to 0.49%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.




 (3) Pursuant to their respective agreements with Scudder Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Global Discovery Portfolio to 1.24%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(4) Pursuant to their respective agreements with Scudder Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of International Portfolio to 1.37%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(5) Pursuant to their respective agreements with Scudder Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Health Sciences Portfolio to 0.95%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

 (6) Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Aggressive Growth Portfolio to 0.95%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(7) Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Blue Chip Portfolio to 0.95%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(8) Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Large Cap Value Portfolio to 0.80%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(9) Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Fixed Income Portfolio to 0.80%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(10) Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Global Blue Chip Portfolio to 1.56%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(11) Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Money Market Portfolio to 0.80%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

 (12) Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, through April 30, 2008, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Small Cap Growth Portfolio to 0.72%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

 (13) Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Strategic Income Portfolio to 1.05%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(14) Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Technology Growth Portfolio to 0.95%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(15) Through April 30, 2008, the advisor, the underwriter and the accounting agent have agreed to waive all or a portion of their respective fees and/or reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 0.51% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.





 (16) Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Mercury Large Cap Core Portfolio to 1.00%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

 (17) Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Templeton Foreign Value Portfolio to 1.14%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(18) Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Davis Venture Value Portfolio to 1.15%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(19) Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Dreman Financial Services Portfolio to 0.99%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(20) Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Dreman High Return Equity Portfolio to 0.87%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(21) Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Dreman Small Cap Value Portfolio to 0.84%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(22) Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Index 500 Portfolio to 0.377%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(23) Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS INVESCO Dynamic Growth Portfolio to 1.30%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(24) Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Janus Growth And Income Portfolio to 0.95%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(25) Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Janus Growth Opportunities Portfolio to 0.95%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(26) Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS MFS Strategic Value Portfolio to 1.15%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(27) Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Oak Strategic Equity Portfolio to 1.15%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(28) Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Turner Mid Cap Growth Portfolio to 1.30%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(29) The advisor and the administrator have contractually agreed to waive their fees and/or reimburse expenses of the Portfolio, to the extent necessary, to limit expenses to 1.10% of the average daily net assets of the Portfolio for the one-year period commencing May 1, 2005.


Codes of Ethics


The Fund, the Advisor, the underlying portfolios' subadvisors and the Fund's principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Trustees, officers of the Fund and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's Code of

Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Compensation of Portfolio Managers. The Portfolios have been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid
(i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and Scudder Investments' and Deutsche Bank's financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional's seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients' risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

o Scudder Investments' performance and the performance of Deutsche Asset Management; quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

o Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

o Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Portfolio Ownership of Portfolio Managers.

The following table shows the dollar range of shares owned beneficially and of record by each member of the Portfolios' management team in the applicable portfolio as well as in all Scudder Funds as a group (i.e. those funds/portfolios advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the portfolios' most recent fiscal year end.

                                              Name of                 Dollar Range of        Dollar Range of All
Name of Portfolio                        Portfolio Manager        Portfolio Shares Owned  Scudder Fund Shares Owned
-----------------                        -----------------        ----------------------  -------------------------

Conservative Income Strategy            Arnim Holzer                        $0                $100,001-$500,000
                                        Inna Okounkova                      $0                $100,001-$500,000
                                        Robert Wang                         $0               $500,001-$1,000,000

Growth & Income Strategy                Arnim Holzer                        $0                $100,001-$500,000
                                        Inna Okounkova                      $0                $100,001-$500,000
                                        Robert Wang                         $0               $500,001-$1,000,000

Growth Strategy                         Arnim Holzer                        $0                $100,001-$500,000
                                        Inna Okounkova                      $0                $100,001-$500,000
                                        Robert Wang                         $0               $500,001-$1,000,000

Income & Growth Strategy                Arnim Holzer                        $0                $100,001-$500,000
                                        Inna Okounkova                      $0                $100,001-$500,000
                                        Robert Wang                         $0               $500,001-$1,000,000




Conflicts of Interest. In addition to managing the assets of the Portfolios, the portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than a Portfolio, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Portfolios' most recent fiscal year end.


Other SEC Registered Investment Companies Managed:

                                                                                             Number of
                                                                                            Investment
                                                         Number of     Total Assets of   Company Accounts    Total Assets of
                                         Name of        Registered        Registered           with           Performance-
                                        Portfolio       Investment        Investment     Performance-Based      Based Fee
Name of Portfolio                        Manager         Companies        Companies             Fee             Accounts
-----------------                        -------         ---------        ---------             ---             --------

Conservative Income Strategy         Arnim Holzer           12             $800,190,337          0                 $0
                                     Inna Okounkova         12             $800,190,337          0                 $0
                                     Robert Wang            30           $3,197,822,679

Growth & Income Strategy             Arnim Holzer           12             $763,520,047          0                 $0
                                     Inna Okounkova         12             $763,520,047
                                     Robert Wang            30           $3,161,152,389          0                 $0

Growth Strategy                      Arnim Holzer           12             $754,902,262          0                 $0
                                     Inna Okounkova         12             $754,902,262
                                     Robert Wang            30           $3,152,534,604          0                 $0


                                       81

                                                                                             Number of
                                                                                            Investment
                                                         Number of     Total Assets of   Company Accounts    Total Assets of
                                         Name of        Registered        Registered           with           Performance-
                                        Portfolio       Investment        Investment     Performance-Based      Based Fee
Name of Portfolio                        Manager         Companies        Companies             Fee             Accounts
-----------------                        -------         ---------        ---------             ---             --------

Income & Growth Strategy             Arnim Holzer           12             $788,265,427          0                 $0
                                     Inna Okounkova         12             $788,265,427          0                 $0
                                     Robert Wang            30           $3,185,897,769          0                 $0

Other Pooled Investment Vehicles Managed:

                                                                                         Number of Pooled
                                                                                            Investment
                                                         Number of     Total Assets of   Vehicle Accounts
                                         Name of          Pooled            Pooled             with          Total Assets of
                                        Portfolio       Investment        Investment     Performance-Based  Performance-Based
Name of Portfolio                        Manager         Vehicles          Vehicles             Fee           Fee Accounts
-----------------                        -------         --------          --------             ---               --------

Conservative Income Strategy         Arnim Holzer            2             $317,196,144          0                 $0
                                     Inna Okounkova          2             $317,196,144          0                 $0
                                     Robert Wang             7             $478,714,796          0                 $0

Growth & Income Strategy             Arnim Holzer            2             $317,196,143          0                 $0
                                     Inna Okounkova          2             $317,196,143          0                 $0
                                     Robert Wang             7             $478,714,796          0                 $0

Growth Strategy                      Arnim Holzer            2             $317,196,143          0                 $0
                                     Inna Okounkova          2             $317,196,143          0                 $0
                                     Robert Wang             7             $478,714,796          0                 $0

Income & Growth Strategy             Arnim Holzer            2             $317,196,143          0                 $0
                                     Inna Okounkova          2             $317,196,143          0                 $0
                                     Robert Wang             7             $478,714,796          0                 $0

Other Accounts Managed:

                                                                                          Number of Other
                                         Name of                                           Accounts with     Total Assets of
                                        Portfolio        Number of     Total Assets of   Performance-Based  Performance-Based
Name of Portfolio                        Manager      Other Accounts    Other Accounts          Fee           Fee Accounts
-----------------                        -------            --------          --------          ---               --------

Conservative Income Strategy         Arnim Holzer               7          $355,824,558          0                 $0
                                     Inna Okounkova             8          $408,569,683          0                 $0
                                     Robert Wang               40        $6,692,460,384          0                 $0

Growth & Income Strategy             Arnim Holzer               7          $355,824,558          0                 $0
                                     Inna Okounkova             8          $408,569,683          0                 $0
                                     Robert Wang               40        $6,692,460,384          0                 $0

                                       82

                                                                                          Number of Other
                                         Name of                                           Accounts with     Total Assets of
                                        Portfolio        Number of     Total Assets of   Performance-Based  Performance-Based
Name of Portfolio                        Manager      Other Accounts    Other Accounts          Fee           Fee Accounts
-----------------                        -------            --------          --------          ---               --------

Growth Strategy                      Arnim Holzer               7          $355,824,558          0                 $0
                                     Inna Okounkova             8          $408,569,683          0                 $0
                                     Robert Wang               40        $6,692,460,384          0                 $0

Income & Growth Strategy             Arnim Holzer               7          $355,824,558          0                 $0
                                     Inna Okounkova             8          $408,569,683          0                 $0
                                     Robert Wang               40        $6,692,460,384          0                 $0


In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Portfolios. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the portfolios and other client accounts.


Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one portfolio or account, including the following:


o Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor, including other client accounts managed by a Portfolio's management team. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a Portfolio may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Portfolio and the other clients.


o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.


The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.


                             FUND SERVICE PROVIDERS

Distributor

Scudder Distributors, Inc. ("SDI" or the "Distributor"), 222 South Riverside Plaza, Chicago, Illinois 60606, a wholly owned subsidiary of the Advisor, is the distributor and principal underwriter for shares of each Portfolio pursuant to an Underwriting Agreement in the continuous offering of its shares. Terms of continuation, termination and assignment under the underwriting agreement are identical to those described above with regard to the investment management agreements, except that termination other than upon assignment requires sixty days' notice.

Each Portfolio has adopted a distribution plan under Rule 12b-1 (the "Plan") that provides for fees payable as an expense of the Class B shares. Under the plan, Scudder Variable Series II may make quarterly payments as reimbursement to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. The fee is payable by the Fund, on behalf of each Portfolio, of up to 0.25% of the average daily net assets attributable to the Class B shares of a Portfolio. Because 12b-1 fees are paid out of Portfolio assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. The Plan and any Rule 12b-1-related agreement that is entered into by the Fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Fund's Board of Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund or a Portfolio ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement, may be terminated as to Class B shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B shares of that Portfolio or by vote of a majority of the Independent Trustees. The Plan and Underwriting Agreement also provide that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares of a Portfolio without the approval of Class B shareholders of that Portfolio.

As of December 31, 2004, the Portfolios paid distribution fees as follows:

Name of Portfolio                      Total Aggregated Fee             Waived             Unpaid at December 31, 2004
-----------------                      --------------------             ------             ---------------------------

Conservative Income Strategy                   $604                    $604                           $0
Growth & Income Strategy                      $15,635                $15,635                          $0
Growth Strategy                               $18,496                $18,496                          $0
Income & Growth Strategy                      $6,354                  $6,354                          $0

In addition, SDI may, from time to time, from its own resources pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of Scudder Variable Series II.

Recordkeeping. Technically, the shareholders of the Portfolios of Scudder Variable Series II are the participating insurance companies that offer the Portfolios as investment options for holders of certain variable annuity contracts and variable life insurance policies. Effectively, ownership of Portfolio shares is passed through to insurance company contract and policy holders. The holders of the shares of the Portfolios on the records of Scudder Variable Series II are the participating insurance companies and no information concerning the Portfolio holdings of specific contract and policy holders is maintained by Scudder Variable Series II. The insurance companies place orders for the purchase and redemption of Portfolio shares with Scudder Variable Series II reflecting the investment of premiums paid, surrender and transfer requests and other matters on a net basis; they maintain all records of the transactions and holdings of Portfolio shares and distributions thereon for individual contract and policy holders; and they prepare and mail to contract and policy holders confirmations and periodic account statements reflecting such transactions and holdings.

The Portfolios of Scudder Variable Series II may compensate certain insurance companies for record keeping and other administrative services performed with regard to holdings of Class B shares as an expense of the Class B shares. These fees are included within the "Other Expenses" category in the fee table for each portfolio in the Portfolios' prospectus (see "How Much Investors Pay" in the Portfolio's prospectus). In addition, the Advisor may, from time to time, pay from its own resources certain insurance companies for record keeping and other administrative services related to Class B shares of the Portfolios held by such insurance companies on behalf of their contract and policy holders.

Transfer Agent

State Street Bank and Trust Company ("SSB"), 225 Franklin Street, Boston, Massachusetts 02110, is the transfer agent and dividend-paying agent for each Portfolio. Pursuant to an agreement with SSB, Scudder Investments Service Company ("SISC"), 811 Main Street, Kansas City, Missouri 64105-2005, an affiliate of the Advisor, acts as each Portfolio's transfer agent, dividend-paying agent and shareholder service agent. SISC receives as transfer agent, annual account fees of $5 per account, transaction and maintenance charges, and out-of-pocket expense reimbursement.

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Portfolios.

Custodian

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of each Portfolio. The custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Portfolios. SSB also serves as the foreign custody manager for the Portfolios.

Independent Registered Public Accounting Firm

The Fund's independent registered public accounting firm, Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116 will audit and report on the Portfolios' annual financial statements, review certain regulatory reports and the Portfolios' federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Counsel

Vedder, Price, Kaufman & Kammholz, P.C., 222 N. LaSalle St., Chicago, Illinois, serves as legal counsel to the Fund and the Independent Trustees.

Fund Accounting Agent

Scudder Fund Accounting Corp. ("SFAC"), Two International Place, Boston, Massachusetts, 02210-4103, a subsidiary of DeIM, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of each Portfolio. For the fiscal year ended December 31, 2004, SFAC received fees from the Portfolios as follows:

Name of Portfolio                    Total Aggregated Fee              Waived            Unpaid at December 31, 2004
-----------------                    --------------------              ------            ---------------------------

Conservative Income Strategy                $20,294                 $20,294                         $0
Growth & Income Strategy                    $29,605                 $14,851                       $2,500
Growth Strategy                             $29,606                  $5,922                      $11,219
Income & Growth Strategy                    $29,606                 $29,606                         $0

Pursuant to a sub-administration and sub-accounting agreement among the Advisor, SFAC and State Street Bank and Trust Company (SSB), SFAC has delegated certain fund accounting functions to SSB under the Portfolios' fund accounting agreements. The costs and expenses of such delegation are borne by SFAC, not by the Portfolios.

                             PORTFOLIO TRANSACTIONS


The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.


The policy of the Advisor in placing orders for the purchase and sale of securities for the portfolios is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed, and makes internal and external comparisons.

Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the portfolios to their customers. However, the Advisor does not consider sales of shares of the portfolios as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolios and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the portfolios as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolios.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), when placing portfolio transactions for a portfolio, to cause the portfolio to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for a portfolio in order to obtain research from such broker-dealers that is prepared by third parties (i.e., "third party research"). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., "proprietary research"). Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.



In reliance on Section 28(e) of the 1934 Act, the Advisor may obtain from broker-dealers brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the fund making the trade, and not all such information is used by the Advisor in connection with such portfolio. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a portfolio.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.


Investment decisions for each Portfolio and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a portfolio with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by the portfolio, or on the size of the position obtained or disposed of for the portfolio, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the portfolio.


Deutsche Bank AG or one of its affiliates (or in the case of a sub-adviser, the sub-adviser or one of its affiliates) may act as a broker for the portfolios and receive brokerage commissions or other transaction-related compensation from the portfolios in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Fund's Board, including a majority of the Independent Trustees, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Scudder Conservative Income Strategy Portfolio, Scudder Growth & Income Strategy Portfolio, Scudder Growth Strategy Portfolio and Scudder Income & Growth Strategy Portfolio are each required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2004, each Portfolio did not hold any securities of its regular brokers or dealers.

The table below shows total brokerage commissions paid by each Portfolio for the most recent fiscal year:

Portfolio                                                   Fiscal 2004
---------                                                   -----------

Scudder Conservative Income Strategy Portfolio                 $0
Scudder Growth & Income Strategy Portfolio                     $0
Scudder Growth Strategy Portfolio                              $0
Scudder Income & Growth Strategy Portfolio                     $0

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of annual sales or purchases to the monthly average value of the securities owned by the portfolios during the year, excluding from both the numerator and the denominator all securities whose remaining maturities at the time of acquisition of one year or less.

Higher levels of activity by an underlying portfolio result in higher transaction costs and may also result in taxes on realized capital gains to be borne by that underlying portfolio's shareholders and, indirectly, by shareholders of the Portfolios.

Portfolio turnover rates for the years ended December 31, 2004 and 2003, respectively, for the underlying portfolios that are part of Scudder Variable Series I are as follows:

Name                                          12/31/04                  12/31/03
----                                          --------                  --------

Growth and Income Portfolio                       33%                       37%
Capital Growth Portfolio                          15%                       13%
Global Discovery Portfolio                        24%                       41%
International Portfolio                           73%                      119%
Health Sciences Portfolio                         77%                       64%

Portfolio turnover rates for the years ended December 31, 2004 and 2003, respectively, for the underlying portfolios that are part of Scudder Variable Series II are as follows:

Name                                                              12/31/04                 12/31/03
----                                                              --------                 --------

Scudder Aggressive Growth Portfolio                                  103%                      91%
Scudder Blue Chip Portfolio                                          249%                     182%
Scudder Fixed Income Portfolio(1)                                    185%                     229%
Scudder Global Blue Chip Portfolio                                    81%                      65%
Scudder Government & Agency Securities Portfolio(2)                  226%                     511%
Scudder High Income Portfolio                                        162%                     165%
Scudder International Select Equity Portfolio                         88%                     139%
Scudder Large Cap Value Portfolio                                     40%                      58%
Scudder Small Cap Growth Portfolio                                   117%                     123%
Scudder Strategic Income Portfolio                                   210%                     160%
Scudder Technology Growth Portfolio                                  112%                      66%
Scudder Total Return Portfolio(3)                                    131%                     102%
Scudder Mercury Large Cap Core Portfolio(4)                           n/a                      n/a
Scudder Templeton Foreign Value Portfolio(4)                          n/a                      n/a
SVS Davis Venture Value Portfolio                                      3%                       7%
SVS Dreman Financial Services Portfolio                                8%                       7%
SVS Dreman High Return Equity Portfolio                                9%                      18%
SVS Dreman Small Cap Value Portfolio                                  73%                      71%
SVS Index 500 Portfolio                                               13%                       8%
SVS INVESCO Dynamic Growth Portfolio                                 133%                     115%


                                       88

Name                                                              12/31/04                 12/31/03
----                                                              --------                 --------


SVS Janus Growth And Income Portfolio                                 52%                      46%
SVS Janus Growth Opportunities Portfolio                              58%                      50%
SVS MFS Strategic Value Portfolio                                     54%                      40%
SVS Oak Strategic Equity Portfolio                                    39%                       6%
SVS Turner Mid Cap Growth Portfolio                                  174%                     155%


(1)      The  portfolio   turnover   rates   including   mortgage   dollar  roll
         transactions were 204% and 265% for the years ended December 31, 2004 and 2003, respectively.

(2)      The  portfolio   turnover   rates   including   mortgage   dollar  roll
         transactions were 391% and 651% for the years ended December 31, 2004 and December 31, 2003, respectively.


(3)      The  portfolio   turnover   rates   including   mortgage   dollar  roll
         transactions were 140% and 108% for the years ended December 31, 2004 and 2003, respectively.


(4) For the period November 15, 2004 (commencement of operations) to December 31, 2004.

The portfolio turnover rates for Scudder VIT Real Estate Securities Portfolio were 84% and 10% for the year ended December 31, 2004 and for the period May 1, 2003 (commencement of sales of Class B shares) to December 31, 2003.

Purchases and sales for each Portfolio are made whenever necessary, in management's opinion, to meet a Portfolio's objective.

                            PURCHASE AND REDEMPTIONS

Portfolio shares are sold at their net asset value next determined after an order and payment are received as described below. (See "Net Asset Value.")

Upon receipt by a Portfolio's transfer agent of a request for redemption, shares will be redeemed by the Fund, on behalf of a particular Portfolio, at the applicable net asset value as described below.

The Fund, on behalf of a particular Portfolio, may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange ("Exchange") is closed, other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which
(i) disposal of a Portfolio's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Portfolio to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

                           DIVIDENDS AND CAPITAL GAINS

The  Fund  normally   follows  the  practice  of  declaring   and   distributing
substantially all the net investment income and any net short-term and long-term capital gains of these Portfolios at least annually.

The Fund may at any time vary the dividend practices with respect to a Portfolio and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Trustees of the Fund determines appropriate under the then current circumstances.

                                      TAXES

Each Portfolio and each underlying portfolio intends to qualify as a regulated investment company under subchapter M of the Internal Revenue Code (the "Code") in order to avoid taxation of the Portfolio and its shareholders.

Pursuant to the requirements of Section 817(h) of the Code, with certain limited exceptions, the only shareholders of the Portfolios will be insurance companies and their separate accounts that fund variable insurance contracts. The prospectus that describes a particular variable insurance contract discusses the taxation of separate accounts and the owner of the particular variable insurance contract.

Each Portfolio intends to comply with the requirements of Section 817(h) and related regulations. Section 817(h) of the Code and the regulations issued by the Treasury Department impose certain diversification requirements affecting the securities in which the Portfolios may invest. These diversification requirements are in addition to the diversification requirements under subchapter M and the 1940 Act. The consequences of failure to meet the requirements of Section 817(h) could result in taxation of the insurance company offering the variable insurance contract and immediate taxation of the owner of the contract to the extent of appreciation on investment under the contract. Pursuant to a ruling issued by the Internal Revenue Service, for purposes of the diversification requirements of Section 817(h), each Portfolio generally will be treated as owning a pro rata portion of the investments of each of the underlying portfolios in which the Portfolio holds an interest. Thus, because each of the underlying portfolios intends to satisfy the diversification requirements of Section 817(h), each of the Portfolios generally should also be treated as satisfying those requirements.

The preceding is a brief summary of certain of the relevant tax considerations. The summary is not intended as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisors.

                                 NET ASSET VALUE

The net asset value of shares of each Portfolio is computed as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined by dividing the value of the total assets of each Portfolio, less all liabilities attributable to that class, by the total number of shares outstanding.


An equity security is valued at its most recent sale price on the primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.


Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities not addressed above are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the market to market price, or if not available, at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago
Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board-approved procedures does not represent the fair market value of a portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of a portfolio's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by a Portfolio is determined in a manner which is intended to reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Board and overseen by the Pricing Committee.

                              TRUSTEES AND OFFICERS

The following table presents certain information regarding the Trustees and Officers of Scudder Variable Series II as of May 1, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing such Trustee and until the election and qualification of a successor or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the Fund.

Independent Trustees

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Fund and Length of Time        Principal Occupation(s) During Past 5 Years and                  in Fund Complex
Served(1)                      Other Directorships Held                                         Overseen
-----------------------------------------------------------------------------------------------------------------

Shirley D. Peterson (1941)     Retired; formerly, President, Hood College (1995-2000); prior           76
Chairperson since 2004, and    thereto, Partner, Steptoe & Johnson (law firm); Commissioner,
Trustee, 1995-present          Internal Revenue Service; Assistant Attorney General (Tax), US
                               Department of Justice. Directorships:  Federal Mogul Corp.
                               (supplier of automotive components and subsystems); AK Steel
                               (steel production); Goodyear Tire & Rubber Co.
                               (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer,
                               manufacturer and marketer of footwear) (April 2005-present);
                               Trustee, Bryn Mawr College. Former Directorship:  Bethlehem
                               Steel Corp.
-----------------------------------------------------------------------------------------------------------------



                                       91

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Fund and Length of Time        Principal Occupation(s) During Past 5 Years and                  in Fund Complex
Served(1)                      Other Directorships Held                                         Overseen
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)      Retired; formerly, Executive Vice President and Chief Risk              76
Trustee, 1999-present          Management Officer, First Chicago NBD Corporation/The First
                               National Bank of Chicago (1996-1998); Executive Vice President
                               and Head of International Banking (1995-1996). Directorships:
                               First Oak Brook Bancshares, Inc.; Oak Brook Bank; American
                               Healthways, Inc. (provider of disease and care management
                               services); Portland General Electric (utility company)
-----------------------------------------------------------------------------------------------------------------
Lewis A. Burnham (1933)        Retired; formerly, Director of Management Consulting, McNulty &         76
Trustee, 1977-present          Company; (1990-1998); prior thereto, Executive Vice President,
                               Anchor Glass Container Corporation
-----------------------------------------------------------------------------------------------------------------
Donald L. Dunaway (1937)       Retired; formerly, Executive Vice President, A. O. Smith                76
Trustee, 1980-present          Corporation (diversified manufacturer) (1963-1994)
-----------------------------------------------------------------------------------------------------------------
James R. Edgar (1946)          Distinguished Fellow, University of Illinois, Institute of              76
Trustee, 1999-present          Government and Public Affairs (1999-present); formerly,
                               Governor, State of Illinois (1991-1999). Directorships:  Kemper
                               Insurance Companies; John B. Sanfilippo & Son, Inc.
                               (processor/packager/marketer of nuts, snacks and candy
                               products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures,
                               distributes and markets health and beauty care products)
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman (1950)         President, Cook Street Holdings (consulting); Senior Visiting           76
Trustee, 2002-present          Research Scholar, Graduate School of International Studies,
                               University of Denver; Consultant, World Bank/Inter-American
                               Development Bank; formerly, Project Leader, International
                               Institute for Applied Systems Analysis (1998-2001); Chief
                               Executive Officer, The Eric Group, Inc. (environmental
                               insurance) (1986-1998)
-----------------------------------------------------------------------------------------------------------------
Robert B. Hoffman (1936)       Retired; formerly, Chairman, Harnischfeger Industries, Inc.             76
Trustee, 1981-present          (machinery for the mining and paper industries) (1999-2000);
                               prior thereto, Vice Chairman and Chief Financial Officer,
                               Monsanto Company (agricultural, pharmaceutical and
                               nutritional/food products) (1994-1999). Directorship:  RCP
                               Advisors, LLC (a private equity investment advisory firm)
-----------------------------------------------------------------------------------------------------------------
William McClayton (1944)       Managing Director of Finance and Administration, DiamondCluster         76
Trustee, 2004-present          International, Inc. (global management consulting firm)
                               (2001-present); formerly, Partner, Arthur Andersen LLP
                               (1986-2001). Formerly: Trustee, Ravinia Festival; Board of
                               Managers, YMCA of Metropolitan Chicago
-----------------------------------------------------------------------------------------------------------------



                                       92

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Fund and Length of Time        Principal Occupation(s) During Past 5 Years and                  in Fund Complex
Served(1)                      Other Directorships Held                                         Overseen
-----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)     President, Robert H. Wadsworth Associates, Inc. (consulting             79
Trustee, 2004-present          firm) (1983 to present).  Director, The Germany Fund, Inc.
                               (since 1986), The New Germany Fund, Inc. (since 1992), The
                               Central Europe and Russia Fund, Inc. (since 1990).  Formerly,
                               Trustee of New York Board Scudder Funds; President and Trustee,
                               Trust for Investment Managers (registered investment company)
                               (1999-2002).  President, Investment Company Administration,
                               L.L.C. (1992*-2001); President, Treasurer and Director, First
                               Fund Distributors, Inc. (June 1990-January 2002); Vice
                               President, Professionally Managed Portfolios (May 1991-January
                               2002) and Advisors Series Trust (October 1996-January 2002)
                               (registered investment companies)

                               *    Inception date of the corporation which was the predecessor to the L.L.C.
-----------------------------------------------------------------------------------------------------------------
John G. Weithers (1933)        Retired; formerly, Chairman of the Board and Chief Executive            76
Trustee, 1993-present          Officer, Chicago Stock Exchange. Directorships:  Federal Life
                               Insurance Company; Chairman of the Members of the Corporation
                               and Trustee, DePaul University; formerly, International
                               Federation of Stock Exchanges; Records Management Systems
-----------------------------------------------------------------------------------------------------------------

Interested Trustee and Officers(2)

-----------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position(s) Held with the                                                                       Number of Funds
Fund and Length of Time        Principal Occupation(s) During Past 5 Years and                  in Scudder Fund
Served(1)                      Other Directorships Held                                         Complex Overseen
-----------------------------------------------------------------------------------------------------------------
William N. Shiebler(4) (1942)  Vice Chairman, Deutsche Asset Management ("DeAM") and a member          128
Trustee, 2004-present          of the DeAM Global Executive Committee (since 2002); Vice
                               Chairman of Putnam Investments, Inc. (1999); Director and Senior
                               Managing Director of Putnam Investments, Inc. and President,
                               Chief Executive Officer, and Director of Putnam Mutual Funds
                               Inc. (1990-1999)
-----------------------------------------------------------------------------------------------------------------
Julian F. Sluyters(5) (1960)   Managing Director(3), Deutsche Asset Management (since                  n/a
President and Chief Executive  May 2004); President and Chief Executive Officer of The Germany
Officer, 2004-present          Fund, Inc., The New Germany Fund, Inc., The Central Europe and
                               Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc.,
                               Scudder Global High Income Fund, Inc. and Scudder New Asia Fund,
                               Inc. (since May 2004), Scudder Global Commodities Stock Fund,
                               Inc. (since July 2004); President and Chief Executive Officer,
                               UBS Fund Services (2001-2003); Chief Administrative Officer
                               (1998-2001) and Senior Vice President and Director of Mutual
                               Fund Operations (1991 to 1998) UBS Global Asset Management
-----------------------------------------------------------------------------------------------------------------
Philip J. Collora (1945)       Director(3), Deutsche Asset Management                                  n/a
Vice President and Assistant
Secretary, 1986-present
-----------------------------------------------------------------------------------------------------------------



                                       93

-----------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position(s) Held with the                                                                       Number of Funds
Fund and Length of Time        Principal Occupation(s) During Past 5 Years and                  in Scudder Fund
Served(1)                      Other Directorships Held                                         Complex Overseen
-----------------------------------------------------------------------------------------------------------------
Kenneth Murphy(6) (1963)       Vice President, Deutsche Asset Management (2000-present);               n/a
Vice President, 2002-present   formerly, Director, John Hancock Signature Services (1992-2000)
-----------------------------------------------------------------------------------------------------------------
Paul H. Schubert(5) (1963)     Managing Director(3), Deutsche Asset Management (since July             n/a
Chief Financial Officer,       2004); formerly, Executive Director, Head of Mutual Fund
2004-present                   Services and Treasurer for UBS Family of Funds (1998-2004); Vice
                               President and Director of Mutual Fund Finance at UBS Global
                               Asset Management (1994-1998)
-----------------------------------------------------------------------------------------------------------------

Charles A. Rizzo(6) (1957)     Managing Director(3), Deutsche Asset Management (since                  n/a
Treasurer, 2002-present        April 2004); formerly, Director, Deutsche Asset Management
                               (April 2000-March 2004); Vice President and Department Head,
                               BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.)
                               (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now
                               PricewaterhouseCoopers LLP) (1993-1998)

-----------------------------------------------------------------------------------------------------------------
John Millette(6) (1962)        Director(3), Deutsche Asset Management                                  n/a
Secretary, 2001-present
-----------------------------------------------------------------------------------------------------------------
Lisa Hertz(5) (1970)           Vice President, Deutsche Asset Management                               n/a
Assistant Secretary,
2003-present
-----------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch(7) (1954)     Consultant. Formerly, Managing Director, Deutsche Asset                 n/a
Assistant Secretary,           Management (2002-2005); formerly, Director, Deutsche Asset
2002-present                   Management (1999-2002); Principal, BT Alex. Brown Incorporated
                               (now Deutsche Bank Securities Inc.) (1998-1999); Assistant
                               General Counsel, United States Securities and Exchange
                               Commission (1993-1998); Director, Deutsche Global Funds Ltd.
                               (2002-2004)
-----------------------------------------------------------------------------------------------------------------
Caroline Pearson(6) (1962)     Managing Director(3), Deutsche Asset Management                         n/a
Assistant Secretary,
1998-present
-----------------------------------------------------------------------------------------------------------------
Kevin M. Gay(6) (1959)         Vice President, Deutsche Asset Management                               n/a
Assistant Treasurer,
2004-present
-----------------------------------------------------------------------------------------------------------------
Salvatore Schiavone(6) (1965)  Director(3), Deutsche Asset Management                                  n/a
Assistant Treasurer,
2003-present
-----------------------------------------------------------------------------------------------------------------
Kathleen Sullivan D'Eramo(6)   Director(3), Deutsche Asset Management                                  n/a
(1957)
Assistant Treasurer,
2003-present
-----------------------------------------------------------------------------------------------------------------
Philip Gallo(5) (1962)         Managing Director(3), Deutsche Asset Management (2003-present);         n/a
Chief Compliance Officer,      formerly, Co-Head of Goldman Sachs Asset Management Legal
2004-present                   (1994-2003)
-----------------------------------------------------------------------------------------------------------------

(1) Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the Fund, managed by the Advisor. For the officers of the Fund, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

(2) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(3)      Executive title, not a board directorship.

(4)      Address:  280 Park Avenue, New York, New York 10017.

(5)      Address:  345 Park Avenue, New York, New York 10154.

(6)      Address: Two International Place, Boston, Massachusetts 02110.

(7)      Address: One South Street, Baltimore, Maryland 21202.

Officers' Role with Principal Underwriter:  Scudder Distributors, Inc.

Caroline Pearson:              Secretary
Philip J. Collora:             Assistant Secretary

Trustees' Responsibilities. The officers of the Fund manage its day-to-day operations under the direction of the Fund's Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. A majority of the Fund's Board members are not "interested persons" of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees' responsibilities.

Board Committees: The Board of Trustees oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit Committee: The Audit Committee, which consists entirely of Independent Trustees, makes recommendations regarding the selection of independent registered public accounting firms for the Fund, confers with the independent registered public accounting firm regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firms as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman, William McClayton and Lewis A. Burnham. The Audit Committee held eight meetings during calendar year 2004.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund's Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Lewis A. Burnham (Chair), James
R. Edgar, Shirley D. Peterson and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Trust. The Nominating and Governance Committee held six meetings during calendar year 2004.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Trustees, oversees the annual contract review process. The member of the Contract Review Committee are Paul K. Freeman

(Chair), John W. Ballantine, Donald L. Dunaway and Robert B. Hoffman. The Contract Review Committee was established in November, 2004 and therefore held no meetings during calendar year 2004.


Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), William N. Shiebler, Donald L. Dunaway (alternate) and John
G. Weithers (alternate). The portfolios commenced operations on August 16, 2004. During calendar year 2004, the Fund's Valuation Committee held one meeting for each Portfolio.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Fund, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), John W. Ballantine, Robert H. Wadsworth and John G. Weithers. The Equity Oversight Committee held four meetings during calendar year 2004.

Operations Committee: The Operations Committee oversees the operations of the Fund, such as reviewing each Fund's administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman, Robert H. Wadsworth and John G. Weithers. The Operations Committee held six meetings during calendar year 2004.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Funds, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and James R. Edgar. The Fixed-Income Oversight Committee held five meetings during calendar year 2004.

Remuneration. Each Independent Trustee receives a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Fund's investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services.

The Board of Trustees of the Fund established a deferred compensation plan for the Independent Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Trustee's share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from the fund complex during the calendar year 2004.

                                                              Pension or Retirement
                                                                 Benefits Accrued       Total Compensation Paid to
          Name of                  Compensation from                as Part of                   Trustee
          Trustee             Scudder Variable Series II          Fund Expenses          from Fund Complex(4)(5)
          -------             --------------------------          -------------          -----------------

John W. Ballantine                      $11,473                         $0                       $194,195
Lewis A. Burnham                        $12,758                         $0                       $217,840
Donald L. Dunaway(1)                    $10,974                         $0                       $212,925
James R. Edgar(2)                       $8,358                          $0                       $171,820
Paul K. Freeman                         $9,341                          $0                       $190,635
Robert B. Hoffman                       $10,578                         $0                       $185,550
William McClayton(3)                      $0                            $0                          $0
Shirley D. Peterson(6)                  $11,060                         $0                       $219,375
Robert H. Wadsworth(7)                    $0                            $0                       $171,000
John G. Weithers                        $8,630                          $0                       $173,260

(1) Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor.

(2) Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Governor Edgar are $48,207.

(3)      Mr. McClayton was appointed to the Chicago Board on December 30, 2004.

(4) For each Trustee, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 85 funds/portfolios. Each Trustee, except Mr. Wadsworth, currently serves on the boards of 26 trusts/corporations comprised of 76 funds/portfolios. Mr. Wadsworth currently serves on the boards of 27 DeAM trust/corporations comprised of 79 funds/portfolios.

(5) Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings of ad hoc committees of the Chicago Board in connection with the possible consolidation of the various Scudder Fund Boards. Such amounts totaled $10,170 for Mr. Burnham and Ms. Peterson. These meeting fees were borne by the Funds. In addition, the aggregate compensation reflects amounts paid to the Trustees for ad hoc committee meetings held with respect to legal and regulatory matters. These amounts totaled $11,865 for Messrs. Ballantine and Dunaway and $8,475 for Mr. Freeman and Ms. Peterson. These meeting fees were borne by the Advisor.

(6) Includes $27,470 in annual retainer fees received by Ms. Peterson as Chairperson of the Board.

(7) Mr. Wadsworth was appointed to the Chicago Board on December 30, 2004. He served as a member of the New York Board and the Germany Funds Board in 2004, for which he received the compensation indicated.

Mr. Freeman, prior to his service as Independent Trustee of the Fund, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members as Trustees of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. ("DeAM") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Trustee Fund Ownership. Under the Fund's Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years, an Independent Trustee will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow shares" in such funds) in the aggregate equal to at least one times the amount of the annual retainer received from such funds, with investments allocated to at least one money market, fixed-income and equity fund portfolio, where such an investment is suitable for the particular Independent Trustee's personal investment needs. Each interested Trustee is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Trustee's share ownership of the Fund and all funds in the fund complex overseen by each Trustee as of December 31, 2004.

                                                                        Aggregate Dollar Range of
                                             Dollar Range of              Securities Owned in All
                                           Securities Owned in         Funds in the Fund Complex
Name of Trustee                       Scudder Variable Series II(1)       Overseen by Trustee
---------------                       -----------------------------       -------------------

John W. Ballantine                                None                             Over $100,000
Lewis A. Burnham                                  None                             Over $100,000
Donald L. Dunaway*                                None                             Over $100,000
James R. Edgar*                                   None                             Over $100,000
Paul K. Freeman**                                 None                             Over $100,000
Robert B. Hoffman                                 None                             Over $100,000
William McClayton***                              None                           $10,001 - $50,000
Shirley D. Peterson                               None                             Over $100,000
William N. Shiebler                               None                             Over $100,000
Robert H. Wadsworth***                            None                             Over $100,000
John G. Weithers                                  None                             Over $100,000

* The dollar range of shares shown includes shadow shares of certain Scudder funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Fund's Deferred Compensation Plan as more fully described above under "Remuneration."

**       Mr.  Freeman owned over $100,000 in other funds within the Scudder Fund
         Complex.

***      Newly appointed Trustees, as of December 30, 2004.

 (1)     Scudder Variable Series II, and each of its series:
         Scudder Aggressive Growth Portfolio
         Scudder Blue Chip Portfolio
         Scudder Large Cap Value Portfolio
         Scudder Fixed Income Portfolio
         Scudder Global Blue Chip Portfolio
         Scudder Government & Agency Securities Portfolio
         Scudder High Income Portfolio
         Scudder International Select Equity Portfolio
         Scudder Money Market Portfolio
         Scudder Small Cap Growth Portfolio
         Scudder Strategic Income Portfolio
         Scudder Technology Growth Portfolio
         Scudder Total Return Portfolio
         Scudder Mercury Large Cap Core Portfolio
         Scudder Templeton Foreign Value Portfolio

         SVS Davis Venture Value Portfolio
         SVS Dreman Financial Services Portfolio
         SVS Dreman High Return Equity Portfolio
         SVS Dreman Small Cap Value Portfolio
         SVS Index 500 Portfolio
         SVS INVESCO Dynamic Growth Portfolio
         SVS Janus Growth And Income Portfolio
         SVS Janus Growth Opportunities Portfolio
         SVS MFS Strategic Value Portfolio
         SVS Oak Strategic Equity Portfolio
         SVS Turner Mid Cap Growth Portfolio
         Scudder Conservative Income Strategy Portfolio
         Scudder Growth & Income Strategy Portfolio
         Scudder Growth Strategy Portfolio
         Scudder Income & Growth Strategy Portfolio

As of April 12, 2005, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

To the best of the Fund's knowledge, as of April 12, 2005, no person owned of record or beneficially 5% or more of any class of any of the Fund's portfolios' outstanding shares, except as noted below:

As of April 12, 2005, 363,993 shares in the aggregate, or 49.93% of the outstanding shares of Scudder Variable Series II: Scudder Conservative Income Strategy Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 293,512 shares in the aggregate, or 40.26% of the outstanding shares of Scudder Variable Series II: Scudder Conservative Income Strategy Portfolio, Class B were held in the name of Travelers Insurance Company, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 71,356 shares in the aggregate, or 9.79% of the outstanding shares of Scudder Variable Series II: Scudder Conservative Income Strategy Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 Cityplace, Hartford, CT 06103 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 1,533,485 shares in the aggregate, or 72.51% of the outstanding shares of Scudder Variable Series II: Scudder Income and Growth Strategy Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 343,175 shares in the aggregate, or 16.23% of the outstanding shares of Scudder Variable Series II: Scudder Income and Growth Strategy Portfolio, Class B were held in the name of Travelers Insurance Company, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 238,198 shares in the aggregate, or 11.26% of the outstanding shares of Scudder Variable Series II: Scudder Income and Growth Strategy Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 Cityplace, Hartford, CT 06103 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 4,852,779 shares in the aggregate, or 79.15% of the outstanding shares of Scudder Variable Series II: Scudder Growth & Income Strategy Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 704,241 shares in the aggregate, or 11.49% of the outstanding shares of Scudder Variable Series II: Scudder Growth & Income Strategy Portfolio, Class B were held in the name of Travelers Insurance Company, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 573,657 shares in the aggregate, or 9.36% of the outstanding shares of Scudder Variable Series II: Scudder Growth & Income Strategy Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 Cityplace, Hartford, CT 06103 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 5,709,112 shares in the aggregate, or 83.61% of the outstanding shares of Scudder Variable Series II: Scudder Growth Strategy Portfolio, Class B were held in the name of The Manufacturers Life Ins. Co.
(USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 671,733 shares in the aggregate, or 9.84% of the outstanding shares of Scudder Variable Series II: Scudder Growth Strategy Portfolio, Class B were held in the name of Travelers Insurance Company, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 447,320 shares in the aggregate, or 6.55% of the outstanding shares of Scudder Variable Series II: Scudder Growth Strategy Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 Cityplace, Hartford, CT 06103 who may be deemed to be the beneficial owner of such shares.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2004. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

                                Owner and                                            Value of        Percent of Class
      Independent            Relationship to                                     Securities on an     on an Aggregate
         Trustee                 Trustee          Company     Title of Class    Aggregate Basis          Basis
         -------                 -------          -------     --------------    ---------------          -----

John W. Ballantine                               None
Lewis A. Burnham                                 None
Donald L. Dunaway                                None
James R. Edgar                                   None
Paul K. Freeman                                  None
Robert B. Hoffman                                None
William McClayton                                None
Shirley D. Peterson                              None
Robert H. Wadsworth                              None
John G. Weithers                                 None

Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Fund, the Fund's investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Fund against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Fund or the investment advisor ("Enforcement Actions")
or that are the basis for private actions brought by shareholders of the Fund against the Funds, its Trustees and officers, the Fund's investment advisor and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Fund and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, the Fund's investment advisor has also agreed, subject to applicable law and regulation, to indemnify the Fund's Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the Fund's Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Fund or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Fund as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by the Fund's investment advisor will survive the termination of the investment management agreements between the investment advisor and the Fund.

                                FUND ORGANIZATION

The Fund was organized as a business trust under the laws of Massachusetts on January 22, 1987. On May 1, 1997, the Fund changed its name from "Kemper Investors Fund" to "Investors Fund Series," on May 1, 1999 the Fund changed its name from "Investors Fund Series" to "Kemper Variable Series" and on May 1, 2001, the Fund changed its name from "Kemper Variable Series" to "Scudder Variable Series II." The Fund may issue an unlimited number of shares of beneficial interest all having no par value. Since the Fund offers multiple portfolios, it is known as a "series company." Currently, each Portfolio offered herein offers one class of shares: Class B. The Portfolios' Class B shares have separate and exclusive voting rights with respect to the Portfolios' Rule 12b-1 Plan. The Portfolios' Class B shares also have equal rights with respect to dividends, assets and liquidation subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of a Portfolio. Shares are fully paid and nonassessable when issued, and have no preemptive or conversion rights.

Shareholder inquiries should be made by writing the Fund at the address shown on the front cover or from Participating Insurance Companies which offer the Portfolios.

The Fund is generally not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Fund ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval is required by the 1940 Act; (c) any termination or reorganization of the Fund to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund or any Portfolio, establishing a Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (e) as to whether a court action, preceding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (f) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the SEC or any state, or as the Trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

The Board may, at any time, terminate the Fund, a Portfolio or a class without shareholder approval.

Under current interpretations of the 1940 Act, the Fund expects that Participating Insurance Company shareholders will offer VLI and VA contract holders the opportunity to instruct them as to how Fund shares attributable to such contracts will be voted with respect to the matters described above. The separate prospectuses describing the VLI and VA contracts include additional disclosure of how contract holder voting rights are computed.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Fund. The Declaration of Trust, however, contains provisions designed to protect shareholders from liability for acts or obligations of the Fund and requires that notice of such provisions be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholders held personally liable for the obligations of the Fund and the Fund will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by DeIM remote and not material since it is limited to circumstances in which the provisions limiting liability are inoperative and the Fund itself is unable to meet its obligations.

The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust does not protect a trustee against any liability to which he or she should otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of a trustee. The Declaration of Trust permits the Fund to purchase insurance against certain liabilities on behalf of the Trustees.

                             PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as the Advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Funds' best interests, determine under some circumstances to vote contrary to those positions.

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

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies  describe the way in which the Advisor resolves
conflicts  of  interest.  To  resolve  conflicts,   the  advisor,  under  normal
circumstances, votes proxies in accordance with its Guidelines.

If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.


You may obtain information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC's Web site at www.sec.gov or by visiting our Web site at: www.scudder.com (type "proxy voting" in the search field).


                             ADDITIONAL INFORMATION

The CUSIP number for each Portfolio is as follows:

                                                                Class B
                                                                -------

Scudder Conservative Income Strategy Portfolio                81123X 28 1
Scudder Growth & Income Strategy Portfolio                    81123X 27 3
Scudder Growth Strategy Portfolio                             81123X 26 5
Scudder Income & Growth Strategy Portfolio                    81123X 25 7

Scudder Variable Series II has a fiscal year ending December 31.

                              FINANCIAL STATEMENTS


The financial statements, including the investment portfolios of each of the portfolios of Scudder Variable Series II, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of each Scudder Variable Series II portfolio dated December 31, 2004 are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.


Information concerning portfolio holdings of a Portfolio as of a month-end is available upon request no earlier than the 16th day after month-end. Please call Scudder Investments at the number appearing on the front cover of this Statement of Additional Information to make such a request.

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                                   APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC. -- CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

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MOODY'S INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

o        Leading market positions in well established industries.

o        High rates of return on funds employed.

o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS SERVICES -- CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR'S RATINGS SERVICES -- SHORT-TERM RATINGS

S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2:   Capacity  for  timely   payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

FITCH INVESTORS SERVICE, INC. -- BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

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

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.





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